Exhibit 10.1

MASTER AGREEMENT

AMONG

GENERAL ELECTRIC COMPANY,

GENERAL ELECTRIC CAPITAL CORPORATION,

GEI, INC.,

GE FINANCIAL ASSURANCE HOLDINGS, INC.

AND

GENWORTH FINANCIAL, INC.

Dated May 24, 2004

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS
1.1	Certain Definitions
1.2	Other Terms
ARTICLE II	THE SEPARATION
2.1	Transfer of Assets; Assumption of Liabilities; Consideration
2.2	Genworth Assets
2.3	Genworth Liabilities
2.4	Termination of Agreements
2.5	DISCLAIMER OF REPRESENTATIONS AND WARRANTIES
2.6	Governmental Approvals and Consents; Delayed Transfer Assets and Liabilities
2.7	Novation of Assumed Genworth Liabilities
2.8	Novation of Liabilities other than Genworth Liabilities
2.9	European Creditor Business
2.10	FACL Bonds
ARTICLE III	INTERCOMPANY TRANSACTIONS AS OF THE CLOSING DATE
3.1	Time and Place of Closing
3.2	Pre-Closing Transactions
3.3	Closing Transactions
3.4	Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws
3.5	Transfers of Assets and Assumption of Liabilities
3.6	Transfer of Excluded Assets; Assumption of Excluded Liabilities
3.7	The Initial Public Offering and the Concurrent Offerings
3.8	Rescission
3.9	European Transfers
3.10	Tax Matters
ARTICLE IV	FINANCIAL AND OTHER INFORMATION
4.1	Annual Financial Information

i

4.2	Quarterly Financial Information
4.3	GE’s Operating Reviews
4.4	General Financial Statement Requirements
4.5	Twenty Percent Threshold
4.6	GE Public Filings
4.7	GE Annual Statements
4.8	Fifty Percent Threshold
4.9	Accountants’ Reports
4.10	Agreement for Exchange of Information; Archives
4.11	Ownership of Information
4.12	Compensation for Providing Information
4.13	Record Retention
4.14	Liability
4.15	Other Agreements Providing for Exchange of Information
4.16	Production of Witnesses; Records; Cooperation
4.17	Privilege
ARTICLE V	RELEASE; INDEMNIFICATION
5.1	Release of Pre-Closing Claims
5.2	General Indemnification by Genworth
5.3	General Indemnification by GE
5.4	Registration Statement Indemnification
5.5	Contribution
5.6	Indemnification Obligations Net of Insurance Proceeds and Other Amounts, On an After-Tax Basis
5.7	Procedures for Indemnification of Third Party Claims
5.8	Additional Matters
5.9	Remedies Cumulative; Limitations of Liability
5.10	Survival of Indemnities
ARTICLE VI	OTHER AGREEMENTS
6.1	Further Assurances

6.2	Confidentiality
6.3	Insurance Matters
6.4	Allocation of Costs and Expenses
6.5	Covenants Against Taking Certain Actions Affecting GE
6.6	No Violations
6.7	Registration Statements
6.8	Charter Provision
6.9	Litigation and Settlement Cooperation
6.10	Continuation of Certain Arrangements
6.11	Future Intercompany Transactions
6.12	Use of Restricted Marks; Certain Commercial Arrangements
6.13	Committees
6.14	Genworth Bridge Loan
6.15	GE Policies
6.16	HomeBuyer Now Program; GE Relocation Program; GE Marketplace
6.17	Joint Management Committee
6.18	Repurchase of Common Stock
6.19	Credit Facilities
6.20	Amendments to Reinsurance-Related Documents and Other Agreements
6.21	Compensation Practices Review
ARTICLE VII	DISPUTE RESOLUTION
7.1	General Provisions
7.2	Consideration by Senior Executives
7.3	Mediation
7.4	Arbitration
ARTICLE VIII	MISCELLANEOUS
8.1	Corporate Power; Fiduciary Duty
8.2	Governing Law

8.3	Survival of Covenants
8.4	Force Majeure
8.5	Notices
8.6	Severability
8.7	Entire Agreement
8.8	Assignment; No Third-Party Beneficiaries
8.9	Public Announcements
8.10	Amendment
8.11	Rules of Construction
8.12	Counterparts

EXHIBITS

A	Form of Transition Services Agreement
B	Form of Registration Rights Agreement
C	Form of Tax Matters Agreement
D	Form of Employee Matters Agreement
E	Form of Transitional Trademark License Agreement
F	Form of Intellectual Property Cross License Agreement
G	Form of Outsourcing Services Separation Agreement
H	Form of European Transition Services Agreement
I	Form of Investment Management Agreements
J	Form of Viking Agreement
K	Form of Liability and Portfolio Management Agreements
L	Form of Asset Management Services Agreement
M	Form of UK Transfer Plan
N	Form of French Transfer Plan
O	Form of Derivatives Management Services Agreement
P	Form of European Tax Matters Agreements
Q	Form of Framework Agreement
R	Form of Mortgage Services Agreement
S	Form of UFLIC ESG Services Agreement
T	French Transfer Agreement
U	Capital Maintenance Agreement
V	JLIC Recapture Agreement
W	Long-Term Care Retrocession Agreement
X	Medicare Supplement Reinsurance Agreement
Y	Structured Settlement Annuity Reinsurance Agreements
Z	Variable Annuity Reinsurance Agreements
AA	Form of Trust Agreements
BB	Form of Business Services Agreement
CC	Form of Genworth Contingent Note
DD	Form of Genworth Promissory Note
EE	Plan of Divestiture
FF	FACL Reinsurance Agreement
GG	Form of FACL Fall-back Stock Transfer Agreement
HH	FICL Reinsurance Agreement
II	Form of International Tax Matters Agreements
JJ	Form of French Reinsurance Agreement
KK	Joint Management Committee
LL	Form of Amended and Restated Certificate of Incorporation
MM	Form of Amended and Restated Bylaws
NN	Form of Viking Stock Purchase Agreement
OO	Form of GECA Consolidated Group Tax Allocation Agreement
PP	Form of Genworth Consolidated Group Tax Allocation Agreement
QQ	Debt Release Agreements

v

SCHEDULES

MASTER AGREEMENT

MASTER AGREEMENT, dated May 24, 2004 (this “Agreement”), among General Electric Company, a New York corporation (“GE”), General Electric Capital Corporation, a Delaware corporation (“GECC”), GEI, Inc., a Delaware corporation (“GEI”), GE Financial Assurance Holdings, Inc., a Delaware corporation (“GEFAHI”, and collectively with GE, GEI and GECC, the “GE Parties”), and Genworth Financial, Inc., a Delaware corporation (“Genworth”).  Certain terms used in this Agreement are defined in Section 1.1.

W I T N E S S E T H:

WHEREAS, the boards of directors of GE and GECC have approved the divestiture of the Genworth Group into a separate business, and the board of directors of GECC has adopted the Plan of Divestiture for the purpose, among other things, of divesting a controlling interest in the stock of Genworth;

WHEREAS, Genworth has been incorporated solely for these purposes and has not engaged in activities except in preparation for its corporate reorganization and the sale of its stock;

WHEREAS, in furtherance of the foregoing, the board of directors of GEFAHI and the board of directors of Genworth have approved the transfer of the Genworth Assets to Genworth and its Subsidiaries and to cause Genworth or certain of its Subsidiaries designated by Genworth to assume the Genworth Liabilities, all as more fully described in this Agreement and the Transaction Documents;

WHEREAS, the board of directors of GEFAHI has further approved the divestiture of (i) a portion of GEFAHI’s interest in the Genworth Common Stock through the Initial Public Offering registered under the Securities Act, (ii) all of GEFAHI’s interest in the Genworth Equity Units and (iii) all of GEFAHI’s interest in the Series A Preferred Stock, concurrently with the closing of the Separation and the other transactions contemplated by this Agreement, and the board of directors of Genworth has further approved the consummation of the Initial Public Offering and the Concurrent Offerings;

WHEREAS, pursuant to the Plan of Divestiture, GECC plans to dispose of additional stock of Genworth beneficially owned by it so that within two years following the Initial Public Offering GECC will beneficially own in the aggregate less than 50% of the outstanding stock of Genworth and as soon or reasonably practicable thereafter will beneficially own in the aggregate less than 20% of the outstanding stock of Genworth; and

WHEREAS, it is appropriate and desirable to set forth the principal corporate transactions required to effect the Separation and certain other agreements that will, following the consummation of the Initial Public Offering and the Concurrent Offerings, govern certain matters relating to the Separation, the Initial Public Offering and the Concurrent Offerings and the relationship of GE, Genworth and their respective Subsidiaries.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Action” means any demand, action, claim, dispute, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.

“Active FACL Bonds” means FACL Bonds listed in the GE Life Report.

“Affiliate” (and, with a correlative meaning, “affiliated”) means, with respect to any Person, any direct or indirect subsidiary of such Person, and any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person; provided, however, that from and after the Closing Date, no member of the Genworth Group shall be deemed an Affiliate of any member of the GE Group for purposes of this Agreement and the Transaction Documents and no member of the GE Group shall be deemed an Affiliate of any member of the Genworth Group for purposes of this Agreement and the Transaction Documents.  As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies or the power to appoint and remove a majority of directors (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“AML” means American Mayflower Life Insurance Company of New York, a New York insurance company.

“Applicable Accounting Method” means the applicable accounting method by which GE is required, in accordance with GAAP, to account for its investment in Genworth (namely, on a consolidated basis, under the equity method or under the cost method).

“Asset Management Services Agreement” means the Asset Management Services Agreement in substantially the form attached hereto as Exhibit L entered into by and among GEFAHI, GNA and GE Asset Management Incorporated.

“Assets” means, with respect to any Person, the assets, properties and rights (including goodwill) of such Person, wherever located (including in the possession of vendors or other third parties or elsewhere), whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of such Person, including the following:

(a)           all accounting and other books, records and files whether in paper, microfilm, microfiche, computer tape or disc, magnetic tape or any other form;

(b)           all apparatus, computers and other electronic data processing equipment, fixtures, machinery, equipment, furniture, office equipment, automobiles, trucks, vessels, motor vehicles and other transportation equipment and other tangible personal property;

(c)           all interests in real property of whatever nature, including easements, whether as owner, mortgagee or holder of a Security Interest in real property, lessor, sublessor, lessee, sublessee or otherwise;

(d)           except for the capital stock referred to in Section 2.2(a)(ii)(B) and Section 2.2(a)(ii)(C), all interests in any capital stock or other equity interests of any Subsidiary or any other Person, all bonds, notes, debentures or other securities issued by any Subsidiary or any other Person, all loans, advances or other extensions of credit or capital contributions to any Subsidiary or any other Person and all other investments in securities of any Person;

(e)           all license agreements, leases of personal property, open purchase orders for supplies, parts or services and other contracts, agreements or commitments;

(f)            all deposits, letters of credit and performance and surety bonds;

(g)           all written technical information, data, specifications, research and development information, engineering drawings, operating and maintenance manuals, and materials and analyses prepared by consultants and other third parties;

(h)           all domestic and foreign intangible personal property, patents, copyrights, trade names, trademarks, service marks and registrations and applications for any of the foregoing, mask works, trade secrets, inventions, designs, ideas, improvements, works of authorship, recordings, other proprietary and confidential information and licenses from third Persons granting the right to use any of the foregoing;

(i)            all computer applications, programs and other software, including operating software, network software firmware, middleware, design software, design tools, systems documentation and instructions;

(j)            all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product literature, artwork, design, formulations and specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents;

(k)           all prepaid expenses, trade accounts and other accounts and notes receivables;

(l)            all rights under contracts or agreements, all claims or rights against any Person arising from the ownership of any Asset, all rights in connection with any bids or offers and all claims, choses in action or similar rights, whether accrued or contingent;

(m)          all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution;

(n)           all licenses, permits, approvals and authorizations which have been issued by any Governmental Authority;

(o)           cash or cash equivalents, bank accounts, lock boxes and other deposit arrangements; and

(p)           interest rate, currency, commodity or other swap, collar, cap or other hedging or similar agreements or arrangements.

“Brookfield” means Brookfield Life Assurance Company Limited, a Bermuda insurance company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Law to close.  Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.

“Business Services Agreement” means the Business Services Agreement substantially in the form attached hereto as Exhibit BB, to be entered into by and between UFLIC and GNA.

“Capital Maintenance Agreement” means the Capital Maintenance Agreement dated as of January 1, 2004 and attached as Exhibit U, between GECC and UFLIC.

“Class A Common Stock” means the class A common stock, $0.001 par value per share, of Genworth.

“Class B Common Stock” means the class B common stock, $0.001 par value per share, of Genworth.

“Code” means the Internal Revenue Code of 1986, as amended.

“Concurrent Offerings” means the registered public offerings by GEFAHI of Genworth Equity Units and Series A Preferred Stock, each such offering to be made concurrently with the Initial Public Offering.

“Consents” means any consent, waiver or approval from, or notification requirement to, any third parties.

“Corporate Reporting Data” means the Corporate Data Repository (CDR) submissions and data requirements, the Data Request (DR) and Web Reporting Interface (WRI) submissions and data requirements, and the Management’s Discussion and Analysis (MD&A) and Annual Report (A/R) submissions and data requirements, as set forth in detail on Schedules 4.1 and 4.2(a) and (b).

“Debt Registration Statement” means the registration statement on Form S-1 filed under the Securities Act pursuant to which the Genworth Senior Notes will be registered.

“Debt Release Agreement” means (i) the Debt Release Agreement, dated May 20, 2004, by and between GE Insurance Holdings Limited and GEFA UK Holdings Limited attached hereto as Exhibit QQ-1, and (ii) the Debt Release Agreement, dated May 20, 2004, by and between GE Insurance Holdings Limited and GEFA International Holdings, Inc. attached hereto as Exhibit QQ-2.

“Delayed Transfer Assets” means any Genworth Assets that are expressly provided in this Agreement or any Transaction Document to be transferred after the Closing Date.

“Delayed Transfer Legal Entities” means Financial Assurance Company Limited, Financial Insurance Company Limited, Consolidated Insurance Group Limited, GE Financial Assurance Compania de Seguros y Reaseguros de Vida SA and GE Financial Insurance Compania de Seguros y Reaseguros SA.

“Delayed Transfer Liabilities” means any Genworth Liabilities that are expressly provided in this Agreement or any Transaction Document to be assumed after the Closing Date.

“Derivatives Management Services Agreement” means the Derivatives Management Services Agreement in substantially the form attached hereto as Exhibit O, to be entered into by and among GELAAC, FHL, First Colony, GECA, Genworth, GNA and GECC.

“Employee Matters Agreement” means the Employee Matters Agreement in substantially the form attached hereto as Exhibit D, to be entered into by and between GE, GECC, GEI, GEFAHI and Genworth.

“Equity Units Registration Statement” means the registration statement on Form S-1 filed under the Securities Act (No. 333-115019) pursuant to which the Genworth Equity Units issued to GEFAHI and sold by GEFAHI will be registered.

 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“European Creditor Business” means the business of those entities set forth in Schedule 2.9 of this Agreement and the payment protection business of Vie Plus S.A.

“European Transition Services Agreement” means the Transitional Services Agreement in substantially the form attached hereto as Exhibit H, to be entered into by and between Financial Insurance Group Services Limited and GE Life Services Limited.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time that reference is made thereto.

“Excluded Employee Liabilities” shall have the meaning set forth in the Employee Matters Agreement.

“FACL” means Financial Assurance Company Limited.

“FACL Bonds” means the products known as the guaranteed equity bonds, the guaranteed bonds, the flexible term guaranteed bonds, the investment bonds, the flexible access bonds, the individual non-creditor term assurances and structured settlements issued by FACL to certain policyholders in the United Kingdom including any and all rights, obligations and liabilities of FACL under all contracts entered into with any policyholders of FACL in respect of such products.

“FACL Fall-back Stock Transfer Agreement” means the Stock Transfer Agreement in substantially the form attached hereto as Exhibit GG to be entered into by and between GE Insurance Holdings Limited and GEFA UK Holdings Limited as and when contemplated by Section 3.9.

“FACL Reinsurance Agreement” means the Reinsurance Agreement, dated April 21, 2004, by and between FACL and Viking as attached as Exhibit FF.

“FHL” means Federal Home Life Insurance Company, a Virginia insurance company.

“FICL” means Financial Insurance Company Limited.

“FICL Agreement” means the FICL Agreement, dated May 18, 2004, by and between FICL and FACL.

“FICL Reinsurance Agreement” means the Reinsurance Agreement, dated April 21, 2004, by and between Financial Insurance Company Limited and Viking as attached as Exhibit HH.

“FINCL” means Financial New Life Company Limited.

“Financial Closing Date” means, as to each fiscal quarterly or annual period of any member of the Genworth Group, the last Saturday in such fiscal period.

“Firm Public Offering Shares” means the Class A Common Stock sold in the Initial Public Offering, other than Class A Common Stock sold as a result of exercise of the Over-Allotment Option by the Underwriters, and the Series A Preferred Stock sold in a Concurrent Offering.

“First Colony” means First Colony Life Insurance Company, a Virginia insurance company.

“Force Majeure” means, with respect to a party, an event beyond the control of such party (or any Person acting on its behalf), which by its nature could not have been foreseen by such party (or such Person), or, if it could have been foreseen, was unavoidable, and includes, without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism or failure of energy sources.

“FP&A Reports” means the SRO data requirements, the Session I and Session II data requirements and the Op Plan data requirements, as set forth in detail on Schedule 4.3.

“Framework Agreement” means the Framework Agreement between GEFA International Holdings, Inc. and GECC, in substantially the form attached hereto as Exhibit Q.

“French Reinsurance Agreement” means the Reinsurance Agreement, dated May 19, 2004, by and between Vie Plus S.A. and RD Plus S.A. as attached as Exhibit JJ.

“French Transfer Agreement” means the Business Transfer Agreement in substantially the form attached hereto as Exhibit T to be entered into by and between Vie Plus S.A. and Financial New Life Company Limited.

“French Transfer Plan” means the Agreement on Transfer of a Portfolio of Insurance Contracts in substantially the form attached as Exhibit N to be entered into by and between Vie Plus S.A. and FINCL.

“GAAP” means United States generally accepted accounting principles.

“GE Group” means GE and each Person (other than any member of the Genworth Group) that is an Affiliate of GE immediately after the Closing.

“GE Life” means the GEIH Group (as defined in the European Transition Services Agreement).

“GE Life Report” means the report (in the format agreed in advance by the parties) prepared by GE Life Limited identifying all FACL Bonds that are, as of the date of such report and according to the records (whether such record is in electronic, paper or other format) of GE Life or GE Capital International Services, either not matured, cancelled or terminated or if matured, cancelled or terminated for which any amounts are outstanding, due to be paid or in the process of being paid.

“GECA” means General Electric Capital Assurance Company, a Delaware insurance company.

“GECLANY” means GE Capital Life Assurance Company of New York, a New York insurance company.

“GEFA” means the GE Financial Assurance operating unit within GE Capital.

“GELAAC” means GE Life and Annuity Assurance Company, a Virginia insurance company.

“Genworth Balance Sheet” means Genworth’s unaudited Pro Forma Combined Statement of Financial Position as of December 31, 2003 included in the IPO Registration Statement.

“Genworth Bridge Loan” means the 180-day loan to be obtained by Genworth in the amount of $2.4 billion, the proceeds of which will be used to repay the Genworth Promissory Note.

“Genworth Business” means the businesses of (a) the members of the Genworth Group; (b) GEFAHI; (c) the Delayed Transfer Legal Entities and (d) those terminated, divested or discontinued businesses of the members of Genworth Group, other than those listed on Schedule 1.1.

“Genworth Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Genworth Contingent Note” means the $550 million Subordinated Contingent Promissory Note payable by Genworth to GEFAHI, in the form attached hereto as Exhibit CC.

“Genworth Contracts” means the following contracts and agreements to which GE or any of its Affiliates is a party or by which GE or any of its Affiliates or any of their respective Assets is bound, whether or not in writing, except for any such contract or agreement that is contemplated to be retained by GE or any member of the GE Group pursuant to any provision of this Agreement or any Transaction Document:

(a)           any supply or vendor contracts or agreements listed or described on Schedule 1.1(a) (or the applicable licenses, leases, addendums and similar arrangements thereunder as described on Schedule 1.1(a));

(b)           any contract or agreement (or the applicable licenses, leases, addendums and similar arrangements thereunder as described on Schedule 1.1(b)) entered into in the name of GEFAHI that is not listed on Schedule 1.1(b);

(c)           any contract or agreement entered into in the name of, or expressly on behalf of, any division, business unit or member of the Genworth Group;

(d)           any contract or agreement, including any joint venture agreement, that relates primarily to the Genworth Business;

(e)           the contracts, agreements and other documents listed or described on Schedule 1.1(e) (or the applicable licenses, leases, addendums and similar arrangements thereunder as described on Schedule 1.1(e));

(f)            any guarantee, indemnity, representation, warranty or other Liability of any member of the Genworth Group or the GE Group in respect of (i) any other Genworth Contract, (ii) any Genworth Liability or (iii) the Genworth Business; and

(g)           any contract or agreement that is otherwise expressly contemplated pursuant to this Agreement or any of the Transaction Documents to be assigned to Genworth or any member of the Genworth Group.

“Genworth Credit Facilities” means the 364-day and five-year revolving credit facilities in the aggregate amount of $2 billion obtained or to be obtained by Genworth.

“Genworth Equity Units” means $600 million in aggregate amount of Equity Units to be sold by GEFAHI.

“Genworth Group” means Genworth, each Subsidiary of Genworth immediately after the Closing and each other Person that is either controlled directly or indirectly by Genworth immediately after the Closing; provided, that any Delayed Transfer Asset that is transferred to Genworth at any time following the Closing shall, to the extent applicable, and from and after the date of such transfer, be considered part of the Genworth Group for all purposes of this Agreement.

“Genworth Promissory Note” means the $2.4 billion Promissory Note payable by Genworth to GEFAHI, in the form attached hereto as Exhibit DD.

“Genworth Senior Notes” means approximately $1.9 billion aggregate principal amount of senior notes to be issued by Genworth, the proceeds of which will be used to repay approximately $1.9 billion of the Genworth Bridge Loan.

“GNA” means GNA Corporation.

“Governmental Approvals” means any notice, report or other filing to be made with, or any consent, registration, approval, permit or authorization to be obtained from, any Governmental Authority.

“Governmental Authority”  means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality whether federal, state, local or foreign (or any political subdivision thereof), and any tribunal, court or arbitrator(s) of competent jurisdiction.

“Group” means the GE Group or the Genworth Group, as the context requires.

“Historic FACL Bonds” means FACL Bonds other than Active FACL Bonds.

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Initial Public Offering” means the initial public offering of the Class A Common Stock.

“Insurance Policies” means the insurance policies written by insurance carriers, including those affiliated with GE and any self-insurance arrangements, pursuant to which Genworth or one or more of its Subsidiaries (or their respective officers or directors) will be insured parties after the Closing Date.

“Insurance Proceeds” means those monies: (a) received by an insured from an insurance carrier; (b) paid by an insurance carrier on behalf of the insured; or (c) received (including by way of set off) from any third party in the nature of insurance, contribution or indemnification in respect of any Liability; in any such case net of any applicable premium adjustments (including reserves and retrospectively rated premium adjustments) and net of any costs or expenses incurred in the collection thereof.

“Intellectual Property Cross License Agreement” means the Intellectual Property Cross License Agreement in substantially the form attached hereto as Exhibit F, to be entered into by and between GE and Genworth.

“International Tax Matters Agreements” means (i) the Canadian Tax Matters Agreement in substantially the form attached hereto as Exhibit II-1, to be entered into by and among GE, GECC, GECMIC Holdings Inc., GE Capital Mortgage Insurance Company (Canada) and Genworth, (ii) the European Tax Matters Agreement in substantially the form attached hereto as Exhibit II-2, to be entered into by and among GE, GECC, IGE USA Investments, Consolidated Insurance Holdings Limited, FACL,

Financial Insurance Group Services Company Limited, GE Capital SAS, GEFA International Holdings, Inc., UK Group Holding Company Limited, Genworth and GEFA UK Holdings, (iii) the Taxation Management Agreement in substantially the form attached hereto as Exhibit II-3, to be entered into by and among Genworth, GECC and GE and (iv) the Taxation Management (Stub Period Payments) Agreement in substantially the form attached hereto as Exhibit II-4, to be entered into by and among GE Capital Australia, GE Mortgage Insurance Company Pty Limited, Genworth, GECC and GE.

“Investment Management Agreements” means (i) the Amended and Restated Investment Management and Services Agreements in substantially the form attached hereto as Exhibit I, to be entered into between GE Asset Management Incorporated and certain members of the Genworth Group, (ii) the Investment Management and Services Agreement to be entered into by and among GE Asset Management Incorporated, GNA, Capital Brokerage Corporation, GE Group Administrators, Inc. and IFN Insurance Agency, Inc., (iii) the Investment Management Agreements in substantially the form attached hereto as Exhibit I to be entered into by and among GE Asset Management Limited and each of Financial Assurance Company Limited, Financial Insurance Company Limited, GE Mortgage Insurance Limited, RD Plus S.A., Vie Plus S.A., Financial Insurance Guernsey PCC Limited, GE Financial Assurance Compania de Seguros y Reaseguros de Vida SA and GE Financial Insurance Compania de Seguros y Reaseguros SA. and (iv) the Investment Adviser and Services Agreements between Genworth Financial Asset Management, LLC and GE Asset Management Incorporated or GE Asset Management Limited, as applicable.

“IP Application” means any application for the registration, acquisition or perfection of intellectual property rights, including patent applications, copyright applications and trademark applications.

“IPO Registration Statement” means the registration statement on Form S-1 filed under the Securities Act (No. 333-112009) pursuant to which the Genworth Common Stock to be issued to GEFAHI and sold by GEFAHI in the Initial Public Offering will be registered.

“IRS” means the United States Internal Revenue Service.

“JLIC” means Jamestown Life Insurance Company.

“JLIC Recapture Agreement” means the Recapture Agreement, effective as of January 1, 2004 and  attached as Exhibit V, entered into by and between Jamestown Life Insurance Company and GECA.

“Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement enacted, promulgated, issued or entered by a Governmental Authority.

“Liabilities” means any debt, loss, damage, adverse claim, liability or obligation of any Person (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses relating thereto.

“Liability and Portfolio Management Agreements” means the Liability and Portfolio Management Agreements in substantially the forms attached hereto as Exhibit K by and between (1) Trinity Plus Funding Company, LLC and Genworth Financial Asset Management, LLC, (2) Trinity Funding Company, LLC and Genworth Financial Asset Management, LLC and (3) FGIC Capital Market Services, Inc., Genworth Financial Asset Management, LLC and GECC.

“Licensed Marks” shall have the meaning specified in the Transition Trademark Agreement.

“Long-Term Care Retrocession Agreements” means the Retrocession Agreements dated as of April 15, 2004 and attached hereto as Exhibit W, entered into by and between UFLIC, on the one hand, and each of GECA and GECLANY, on the other hand.

“Medicare Supplement Reinsurance Agreement” means the Coinsurance Agreement dated as of April 15, 2004 and attached hereto as Exhibit X, entered into by and between UFLIC and FHL.

“Mortgage Services Agreement” means the Mortgage Services Agreement substantially in the form attached hereto as Exhibit R to be entered into by and between GE Mortgage Services, LLC, GE Mortgage Holdings LLC, GE Mortgage Contract Services Inc. and Genworth.

“Outsourcing Services Separation Agreement” means the Outsourcing Services Separation Agreement in substantially the form attached hereto as Exhibit G, to be entered into by and among GE, GECC, GE Capital International Services and Genworth.

“Over-Allotment Option” means the over-allotment option that may be exercised by the underwriters of the Initial Public Offering pursuant to the Underwriting Agreement relating to the Initial Public Offering.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

“Plan of Divestiture” means the plan of divestiture adopted by the board of directors of GECC attached hereto as Exhibit EE.

“Pre-Closing Documents” means the FICL Agreement, the Debt Release Agreements, the FACL Reinsurance Agreement, the FICL Reinsurance Agreement and the French Reinsurance Agreement.

“Prospectus” means the prospectus or prospectuses included in any of the Registration Statements, as amended or supplemented by any prospectus supplement and by all other amendments and supplements to any such prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registration Rights Agreement” means the Registration Rights Agreement in substantially the form attached hereto as Exhibit B, to be entered into by and between GEFAHI and Genworth.

“Registration Statements” means the IPO Registration Statement, the Equity Units Registration Statement, the Series A Preferred Stock Registration Statement and the Debt Registration Statement, including in each case the Prospectus related thereto, amendments and supplements to any such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in any such Registration Statement and Prospectus.

“Reinsurance Agreements” means the Long-Term Care Retrocession Agreements, the Structured Settlement Annuity Reinsurance Agreements, the Variable Annuity Reinsurance Agreements, and the Medicare Supplement Reinsurance Agreement.

“Restricted Marks” means the Licensed Marks and the name “General Electric.”

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Interest” means any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever.

“Separation” means the transfer of the Genworth Assets to Genworth and its Subsidiaries and the assumption by Genworth and its Subsidiaries of the Genworth Liabilities, and the transfer of certain Excluded Assets to GE and its Subsidiaries and the assumption by GE and its Subsidiaries of certain Excluded Liabilities, all as more fully described in this Agreement and the Transaction Documents.

“Series A Preferred Stock” means the series A cumulative preferred stock, $.001 par value per share, of Genworth.

“Series A Preferred Stock Registration Statement” means the registration statement on Form S-1 filed under the Securities Act (No. 333-115018) pursuant to which the Series A Preferred Stock issued to GEFAHI and sold by GEFAHI will be registered.

“Structured Settlement Annuity Reinsurance Agreements” means the Coinsurance Agreements dated as of April 15, 2004 and attached as Exhibit Y hereto, entered into by and between UFLIC, on the one hand, and each of First Colony, FHL, GELAAC, GECA, GECLANY and AML, on the other hand.

“Subsidiary” or “subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Tax”  means all federal, state, provincial, territorial, municipal, local or foreign income, profits, franchise, gross receipts, environmental (including taxes under Code Section 59A), customs, duties, net worth, sales, use, goods and services, withholding, value added, ad valorem, employment, social security, disability, occupation, pension, real property, personal property (tangible and intangible), stamp, transfer, conveyance, severance, production, excise, premium, retaliatory and other taxes, withholdings, duties, levies, imposts, guarantee fund assessments and other similar charges and assessments (including any and all fines, penalties and additions attributable to or otherwise imposed on or with respect to any such taxes, charges, fees, levies or other assessments, and interest thereon) imposed by or on behalf of any Taxing Authority, in each case whether such Tax arises by Law, contract, agreement or otherwise.

“Tax Returns” means any report, return, declaration, claim for refund, information report or return or statement required to be supplied to a Taxing Authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

“Taxing Authority” means any Governmental Authority exercising any authority to impose, regulate, levy, assess or administer the imposition of any Tax.

“Tax Matters Agreement” means the Tax Matters Agreement, in substantially the form attached hereto as Exhibit C, to be entered into by and among GE, GECC, GEI, GEFAHI and Genworth.

“Transactions” means, collectively, (i) the Separation, (ii) the Initial Public Offering and the Concurrent Offerings and (iii) all other transactions contemplated by this Agreement or any Transaction Document.

“Transition Services Agreement” means the Transition Services Agreement in substantially the form attached hereto as Exhibit A, to be entered into by and among GE, GECC, GEI, GEFAHI, GNA, GE Asset Management Incorporated, Genworth and GE Mortgage Holdings LLC.

“Transitional Trademark License Agreement” means the Transitional Trademark License Agreement in substantially the form attached hereto as Exhibit E, to be entered into by and between GE Capital Registry, Inc. and Genworth.

“Trigger Date” means the first date on which members of the GE Group cease to beneficially own (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) more than fifty percent (50%) of the outstanding Genworth Common Stock.

“Trust Agreements” means the (i) Trust Agreements, dated as of April 15, 2004 and attached hereto as Exhibit AA, entered into by and among UFLIC and The Bank of New York, as trustee, on the one hand, and each of AML, First Colony, FHL, GELAAC, GECA, and GECLANY and (ii) the Trust Agreement entered into by and among FHL and The Bank of New York, as Trustee, and UFLIC.

“UFLIC” means Union Fidelity Life Insurance Company, an Illinois insurance company.

“UFLIC On April 15, 2004 Agreements” means the Recapture Agreement (and related letter agreement regarding waiver of recapture fee) entered into on April 15, 2004 by and between GELAAC and UFLIC, the Recapture Agreement (and related letter agreement regarding waiver of recapture fee) entered into on April 15, 2004 by and between GECLANY and UFLIC and the Administrative Services Agreement, effective as of April 1, 2004 entered into by and between UFLIC and First Colony.

“UFLIC ESG Services Agreement” means the Administrative Services Agreement in substantially the form attached as Exhibit S, to be entered into by and between UFLIC and GE Group Life Assurance Company.

“UK Transfer Date” means the earlier of (i) the date on which the Assets and Liabilities of FACL are transferred to FINCL pursuant to the UK Transfer Plan and (ii) the date on which all the shares of FACL are transferred to Genworth under the FACL Fall-back Stock Transfer Agreement.

“UK Transfer Plan” means the Scheme for the Transfer to Financial New Life Company Limited of the insurance business of Financial Assurance Company Limited in substantially the form attached hereto as Exhibit M.

“Underwriters” means the managing underwriters for the Initial Public Offering and the Concurrent Offerings.

“Underwriting Agreements” means the Underwriting Agreements to be entered into by and among GEFAHI, Genworth and the Underwriters in connection with the offering of Genworth Common Stock by GEFAHI in the Initial Public Offering and

the offering of Series A Preferred Stock and Equity Units by GEFAHI in the Concurrent Offerings.

“Variable Annuity Reinsurance Agreements” means the Reinsurance Agreements, dated as of April 15, 2004 and attached hereto as Exhibit Z, entered into by and between UFLIC, on the one hand, and each of GELAAC and GECLANY, on the other hand.

“Viking” means Viking Insurance Company Ltd., a Bermuda corporation.

“Viking Agreement” means the Agreement Regarding Continued Reinsurance of Insurance Products in substantially the form attached hereto as Exhibit J, to be entered into between GECC and Viking.

“Viking Stock Purchase Agreement” means the Stock Purchase Agreement in substantially the form attached hereto as Exhibit NN, to be entered into between GELCO Corporation and GEFAHI.

1.2           Other Terms.  For purposes of this Agreement, the following terms have the meanings set forth in the sections indicated.

Term	Section
After-Tax Basis	5.6(c)
Agreement	Recitals
Annual Deductible	2.10(e)(iv)
Charter	3.4
Closing	3.1
Closing Date	3.1
CPR	7.3
CPR Arbitration Rules	7.4(a)
Dispute	7.1(a)
Excluded Assets	2.2(b)
Excluded Liabilities	2.3(b)
FACL Bonds Reinsurance	2.10(a)
GE	Recitals
GE Annual Statements	4.7
GE Auditors	4.7(a)
GE Confidential Information	6.2(b)
GE Guarantees	2.4(b)(iii)
GE Indemnified Parties	5.2
GE Parties	Recitals
GE Policies	6.15
GE Public Filings	4.6
GE Transfer Documents	3.5
GECC	Recitals
GEI	Recitals
GEFAHI	Recitals

Term	Section
Genworth	Recitals
Genworth Assets	2.2(a)
Genworth Auditors	4.7(a)
Genworth Confidential Information	6.2(a)
Genworth Indemnified Parties	5.3
Genworth Information	4.5(g)
Genworth Liabilities	2.3(a)
Genworth Public Documents	4.5(e)
Genworth Transfer Documents	3.6(a)(iii)
Indemnified Party	5.6(a)
Indemnifying Party	5.6(a)
Indemnity Payment	5.6(a)
Initial Notice	7.2
Omitted Bond	2.10(d)
Pre-Closing Transfer Documents	3.2(a)
Privilege	4.17
Registration Indemnified Parties	5.4(a)
Reinsurance-Related Documents	3.2(a)
Representatives	6.2(a)
Response	7.2
Tax Agreements	3.10(a)
Third Party Claim	5.7(a)
Transaction Documents	3.3(b)
Transfer Documents	3.6(a)(iii)

ARTICLE II

THE SEPARATION

2.1           Transfer of Assets; Assumption of Liabilities; Consideration.

(a)         Subject to Section 3.8, immediately following the execution and delivery of the Underwriting Agreements by each of the parties thereto, in accordance with the plan and structure set forth on Schedule 2.1(a):

(i)            GE shall, and shall cause its applicable Subsidiaries to, contribute, assign, transfer, convey and deliver to Genworth or certain of its Subsidiaries designated by Genworth, and Genworth or such Subsidiaries shall accept from GE and its applicable Subsidiaries, all of GE’s and such Subsidiaries’ respective rights, titles and interests in and to all Genworth Assets, other than the Delayed Transfer Assets;

(ii)           Genworth and certain of its Subsidiaries designated by Genworth, shall accept, assume and agree faithfully to perform, discharge and fulfill all the Genworth Liabilities, other than the Delayed Transfer Liabilities, in accordance with their respective terms.  Genworth and such Subsidiaries shall be responsible for all

Genworth Liabilities, regardless of when or where such Genworth Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the Closing Date, regardless of where or against whom such Genworth Liabilities are asserted or determined (including any Genworth Liabilities arising out of claims made by GE’s or Genworth’s respective directors, officers, employees, agents, Subsidiaries or Affiliates against any member of the GE Group or the Genworth Group) or whether asserted or determined prior to the date hereof, and, except as set forth in Section 2.3(b)(v), regardless of whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the GE Group or the Genworth Group, or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates; and

(iii)          Genworth shall issue to GEFAHI (A) 489,527,145 shares of Class B Common Stock, (B) 2,000,000 shares of Series A Preferred Stock, (C) the Genworth Promissory Note, (D) the Genworth Contingent Note and (E) the Genworth Equity Units.

(b)        Each of the parties hereto agrees that the Delayed Transfer Assets will be contributed, assigned, transferred, conveyed and delivered, and the Delayed Transfer Liabilities will be accepted and assumed, in accordance with the terms of the applicable Transaction Documents or as otherwise set forth on Schedule 2.1(b).  Following such contribution, assignment, transfer, conveyance and delivery of any Delayed Transfer Asset, or the acceptance and assumption of any Delayed Transfer Liability, the applicable Delayed Transfer Asset or Delayed Transfer Liability shall be treated for all purposes of this Agreement and the Transaction Documents as a Genworth Asset or a Genworth Liability, as the case may be.

(c)         If at any time or from time to time (whether prior to or after the Closing Date), any party hereto (or any member of such party’s respective Group), shall receive or otherwise possess any Asset that is allocated to any other Person pursuant to this Agreement or any Transaction Document, such party shall promptly transfer, or cause to be transferred, such Asset to the Person so entitled thereto.  Prior to any such transfer, the Person receiving or possessing such Asset shall hold such Asset in trust for any such other Person.

(d)        Genworth hereby waives compliance by each member of the GE Group with the requirements and provisions of the “bulk-sale” or “bulk-transfer” Laws of any jurisdiction that may otherwise be applicable with respect to the transfer or sale of any or all of the Genworth Assets to any member of the Genworth Group.

2.2           Genworth Assets.

(a)         For purposes of this Agreement, “Genworth Assets” shall mean (without duplication):

(i)            the Assets listed or described on Schedule 2.2(a)(i) and all other Assets that are expressly provided by this Agreement or any Transaction Document as Assets to be transferred to Genworth or any other member of the Genworth Group;

(ii)           (A) all Genworth Contracts, (B) all issued and outstanding capital stock or membership or partnership interests of the Subsidiaries of GE listed on Schedule 2.2(a)(ii)(B), and (C) the shares of capital stock of certain entities held by GE as listed on Schedule 2.2(a)(ii)(C);

(iii)          subject to Section 6.3, any rights of any member of the Genworth Group under any of the Insurance Policies, including any rights thereunder arising after the Closing Date in respect of any Insurance Policies;

(iv)          all Assets reflected as Assets of Genworth and its Subsidiaries in the Genworth Balance Sheet, subject to any dispositions of such Assets subsequent to the date of the Genworth Balance Sheet; and

(v)           any and all Assets owned or held immediately prior to the Closing Date by GE or any of its Subsidiaries that are used primarily in the Genworth Business.  The intention of this clause (v) is only to rectify any inadvertent omission of transfer or conveyance of any Assets that, had the parties given specific consideration to such Asset as of the date hereof, would have otherwise been classified as a Genworth Asset.  No Asset shall be deemed to be a Genworth Asset solely as a result of this clause (v) if such Asset is within the category or type of Asset expressly covered by the terms of a Transaction Document unless the party claiming entitlement to such Asset can establish that the omission of the transfer or conveyance of such Asset was inadvertent.  In addition, no Asset shall be deemed a Genworth Asset solely as a result of this clause (v) unless a claim with respect thereto is made by Genworth on or prior to the later of (A) the Trigger Date and (B) the first anniversary of the Closing Date.

Notwithstanding the foregoing, the Genworth Assets shall not in any event include the Excluded Assets referred to in Section 2.2(b).

(b)        For the purposes of this Agreement, “Excluded Assets” shall mean:

(i)            the Assets listed or described on Schedule 2.2(b)(i);

(ii)           the contracts and agreements listed or described on Schedule 2.2(b)(ii); and

(iii)          any and all Assets that are expressly contemplated by this Agreement or any Transaction Document as Assets to be retained by a GE Party or any other member of the GE Group.

2.3           Genworth Liabilities.

(a)         For the purposes of this Agreement, “Genworth Liabilities” shall mean (without duplication):

(i)            the Liabilities listed or described on Schedule 2.3(a)(i) and all other Liabilities that are expressly provided by this Agreement or any Transaction Document as Liabilities to be assumed by Genworth or any other member of the Genworth Group, and all agreements, obligations and Liabilities of Genworth or any other member of the Genworth Group under this Agreement or any of the Transaction Documents;

(ii)           all Liabilities, including any employee-related Liabilities (other than Excluded Employee Liabilities) relating to, arising out of or resulting from:

(A)          the operation of the Genworth Business, as conducted at any time before, on or after the Closing Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person’s authority));

(B)           the operation of any business conducted by any member of the Genworth Group at any time after the Closing Date (including any Liability relating to, arising out of or resulting from any act or failure to act by any director, officer, employee, agent or representative (whether or not such act or failure to act is or was within such Person’s authority)); or

(C)           any Genworth Assets (including any Genworth Contracts and any real property and leasehold interests);

in any such case whether arising before, on or after the Closing Date;

(iii)          all Liabilities reflected as liabilities or obligations of Genworth or its Subsidiaries in the Genworth Balance Sheet, subject to any discharge of such Liabilities subsequent to the date of the Genworth Balance Sheet; and

(iv)          all Liabilities arising out of claims made by GE’s or Genworth’s respective directors, officers, employees, agents, Subsidiaries or Affiliates against any member of the GE Group or the Genworth Group with respect to the Genworth Business.

(b)        For the purposes of this Agreement, “Excluded Liabilities” shall mean (without duplication):

(i)            any and all Liabilities that are expressly contemplated by this Agreement or any Transaction Document as Liabilities to be retained or assumed by GE or any other member of the GE Group (in each case other than Delayed Transfer Liabilities), and all agreements and obligations of any member of the GE Group under this Agreement or any of the Transaction Documents;

(ii)           any and all Liabilities of a member of the GE Group relating to, arising out of or resulting from any Excluded Assets;

(iii)          the Excluded Employee Liabilities;

(iv)          the Liabilities listed on Schedule 2.3(b)(iv); and

(v)           any and all liabilities arising from a knowing violation of Law, fraud or misrepresentation by any member of the GE Group (other than, for periods prior to the Closing Date, GEFAHI or any Delayed Transfer Legal Entity) or any of their respective directors, officers, employees or agents (other than any individual who at the time of such act was acting in his or her capacity as a director, officer, employee or agent of any member of the Genworth Group).

(c)         Any Liabilities of any member of the GE Group not expressly referenced in Section 2.3(a) above are Excluded Liabilities and all Excluded Liabilities shall not be Genworth Liabilities.

2.4           Termination of Agreements.

(a)         Except as set forth in Section 2.4(b), Genworth and each member of the Genworth Group, on the one hand, and GE and each member of the GE Group, on the other hand, hereby terminate any and all agreements, arrangements, commitments or understandings, whether or not in writing, between or among Genworth or any member of the Genworth Group, on the one hand, and GE or any member of the GE Group, on the other hand, effective as of the Closing Date.  No such terminated agreement, arrangement, commitment or understanding (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Closing Date.  Each party shall, at the reasonable request of any other party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

(b)        The provisions of Section 2.4(a) shall not apply to any of the following agreements, arrangements, commitments or understandings (or to any of the provisions thereof):

(i)            this Agreement and the Transaction Documents (and each other agreement or instrument expressly contemplated by this Agreement or any Transaction Document to be entered into or continued by any of the parties hereto or any of the members of their respective Groups);

(ii)           except to the extent redundant with any provision of or service provided under this Agreement or any of the Transaction Documents (including any exhibits or schedules thereto), the agreements, arrangements, commitments and understandings listed or described on Schedule 2.4(b)(ii);

(iii)          the guarantees, indemnification obligations, surety bonds and other credit support agreements, arrangements, commitments or understandings listed or described on Schedule 2.4(b)(iii) (the “GE Guarantees”);

(iv)          any agreements, arrangements, commitments or understandings to which any Person other than the parties hereto and their respective Affiliates is a party (it being understood that to the extent that the rights and obligations of the parties and the members of their respective Groups under any such agreements, arrangements, commitments or understandings constitute Genworth Assets or Genworth Liabilities, they shall be assigned pursuant to Section 2.1);

(v)           any accounts payable or accounts receivable between a member of the GE Group, on the one hand, and a member of the Genworth Group, on the other hand, accrued as of the Closing Date and reflected in the books and records of the parties or otherwise documented in writing in accordance with past practices; provided, however, that all trade accounts payable, trade accounts receivable and intercompany loans must be settled within 90 days after the Closing Date except as otherwise provided for in the Transaction Documents;

(vi)          any agreements, arrangements, commitments or understandings to which any non-wholly owned Subsidiary of GE or Genworth, as the case may be, is a party (it being understood that directors’ qualifying shares or similar interests will be disregarded for purposes of determining whether a Subsidiary is wholly owned); and

(vii)         any other agreements, arrangements, commitments or understandings that this Agreement or any Transaction Document expressly contemplates will survive the Closing Date.

2.5           DISCLAIMER OF REPRESENTATIONS AND WARRANTIES.  EACH OF GE (ON BEHALF OF ITSELF AND EACH MEMBER OF THE GE GROUP) AND GENWORTH (ON BEHALF OF ITSELF AND EACH MEMBER OF THE GENWORTH GROUP) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY TRANSACTION DOCUMENT, NO PARTY TO THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR OTHERWISE, IS REPRESENTING OR WARRANTING IN ANY WAY AS TO THE ASSETS, BUSINESSES OR LIABILITIES TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS OR APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OF, OR ANY OTHER MATTER CONCERNING, ANY ASSETS OF SUCH PARTY, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY CLAIM OR OTHER ASSET, INCLUDING ANY ACCOUNTS RECEIVABLE, OF ANY PARTY, OR AS TO THE LEGAL SUFFICIENCY OF ANY ASSIGNMENT, DOCUMENT OR INSTRUMENT DELIVERED HEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF.  EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN OR IN ANY TRANSACTION DOCUMENT, ALL SUCH ASSETS ARE BEING TRANSFERRED

ON AN “AS IS,” “WHERE IS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, BY MEANS OF A QUITCLAIM OR SIMILAR FORM DEED OR CONVEYANCE) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (I) ANY CONVEYANCE SHALL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD TITLE, FREE AND CLEAR OF ANY SECURITY INTEREST, AND (II) ANY NECESSARY CONSENTS OR GOVERNMENTAL APPROVALS ARE NOT OBTAINED OR THAT ANY REQUIREMENTS OF LAWS OR JUDGMENTS ARE NOT COMPLIED WITH.

2.6           Governmental Approvals and Consents; Delayed Transfer Assets and Liabilities.

(a)         To the extent that the Separation requires any Governmental Approvals or Consents, the parties will use their commercially reasonable efforts to obtain such Governmental Approvals and Consents; provided, however, that neither GE nor Genworth shall be obligated to contribute capital in any form to any entity in order to obtain such Governmental Approvals and Consents.

(b)        If and to the extent that the valid, complete and perfected transfer or assignment to the Genworth Group of any Genworth Assets or the assumption by the Genworth Group of any Genworth Liabilities would be a violation of applicable Law or require any Consent or Governmental Approval in connection with the Separation, or the Initial Public Offering, then, unless the parties hereto mutually shall otherwise determine, the transfer or assignment to the Genworth Group of such Genworth Assets or the assumption by the Genworth Group of such Genworth Liabilities shall be automatically deemed deferred and any such purported transfer, assignment or assumption shall be null and void until such time as all legal impediments are removed or such Consents or Governmental Approvals have been obtained.  Any such Liability shall be deemed a Delayed Transfer Liability.  Any such Asset shall be deemed (i) a Delayed Transfer Asset and, (ii) notwithstanding the foregoing, a Genworth Asset for purposes of determining whether any Liability is a Genworth Liability.

(c)         If any transfer or assignment of any Genworth Asset intended to be transferred or assigned hereunder or any assumption of any Genworth Liability intended to be assumed by Genworth hereunder (including without limitation all Assets and Liabilities of FACL intended to be transferred to or assumed by FINCL pursuant to the UK Transfer Plan and all Assets and Liabilities of Vie Plus SA intended to be transferred to or assumed by members of the Genworth Group pursuant to the French Transfer Agreement or French Transfer Plan) is not consummated on the Closing Date, whether as a result of the provisions of Section 2.6(b) or for any other reason, then, insofar as reasonably possible, (i) the Person retaining such Genworth Asset shall thereafter hold such Genworth Asset for the use and benefit of the Person entitled thereto (at the expense of the Person entitled thereto) and (ii) Genworth shall, or shall cause its applicable Subsidiary to, pay or reimburse the Person retaining such Genworth Liability for all amounts paid or incurred in connection with such Genworth Liability.  In addition, the Person retaining such Genworth Asset shall, insofar as reasonably possible and to the extent permitted by applicable Law, treat such Asset in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by the Person to whom such Genworth Asset is to be transferred in order to place such Person in the same position as if such Genworth Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such Genworth Asset, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Genworth Asset, is to inure from and after the Closing Date to the Genworth Group.

(d)        If and when the Consents and Governmental Approvals, the absence of which caused the deferral of transfer of any Genworth Asset or the deferral of assumption of any Genworth Liability pursuant to Section 2.6(b), are obtained, the transfer or assignment of the applicable Genworth Asset or Genworth Liability shall be effected in accordance with the terms of this Agreement and/or the applicable Transaction Document.

(e)         The Person retaining an Asset or Liability due to the deferral of the transfer of such Asset or the deferral of the assumption of such Liability shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced (or otherwise made available) by the Person entitled to the Asset or the Person intended to be subject to the Liability, other than reasonable out-of-pocket expenses, attorneys’ fees and recording or similar fees, all of which shall be promptly reimbursed by the Person entitled to such Asset or the Person intended to be subject to the Liability.

2.7           Novation of Assumed Genworth Liabilities.

(a)         Each of GE and Genworth, at the request of the other, shall use its reasonable best efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate or assign all obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute Genworth Liabilities, or to obtain in writing the unconditional release of all parties to such arrangements other than any member of the Genworth Group, so that, in any such case, Genworth and its Subsidiaries will be solely responsible for such Liabilities; provided, however, that neither GE nor Genworth shall be obligated to pay any consideration therefor to any third party from whom any such consent, approval, substitution or amendment is requested.

(b)        If GE or Genworth is unable to obtain, or to cause to be obtained, any such required consent, approval, release, substitution or amendment, the applicable member of the GE Group shall continue to be bound by such agreement, lease, license or other obligation and, unless not permitted by Law or the terms thereof, Genworth shall, as agent or subcontractor for GE or such other Person, as the case may be, pay, perform and discharge fully all the obligations or other Liabilities of GE or such other Person that constitute Genworth Liabilities, as the case may be, thereunder from and after the Closing Date.  Genworth shall indemnify each GE Indemnified Party, and hold each of them harmless against any Liabilities arising in connection therewith; provided that pursuant hereto Genworth shall have no obligation to indemnify any GE

Indemnified Party that has engaged in any knowing violation of Law, fraud or misrepresentation in connection therewith.  GE shall, without further consideration, pay and remit, or cause to be paid or remitted, to Genworth, promptly all money, rights and other consideration received by it or any member of its Group in respect of such performance (unless any such consideration is an Excluded Asset).  If and when any such consent, approval, release, substitution or amendment shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated, GE shall thereafter assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of its Group to Genworth without payment of further consideration and Genworth shall, without the payment of any further consideration, assume such rights and obligations.

2.8           Novation of Liabilities other than Genworth Liabilities.

(a)         Each of GE and Genworth, at the request of the other, shall use its reasonable best efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate or assign all obligations under agreements, leases, licenses and other obligations or Liabilities for which a member of the GE Group and a member of the Genworth Group are jointly or severally liable and that do not constitute Genworth Liabilities, or to obtain in writing the unconditional release of all parties to such arrangements other than any member of the GE Group, so that, in any such case, the members of the GE Group will be solely responsible for such Liabilities; provided, however, that neither GE nor Genworth shall be obligated to pay any consideration therefor to any third party from whom any such consent, approval, substitution or amendment is requested.

(b)        If GE or Genworth is unable to obtain, or to cause to be obtained, any such required consent, approval, release, substitution or amendment, the applicable member of the Genworth Group shall continue to be bound by such agreement, lease, license or other obligation and, unless not permitted by Law or the terms thereof, GE shall cause a member of the GE Group, as agent or subcontractor for such member of the Genworth Group, to pay, perform and discharge fully all the obligations or other Liabilities of such member of the Genworth Group thereunder from and after the Closing Date.  GE shall indemnify each Genworth Indemnified Party and hold each of them harmless against any Liabilities (other than Genworth Liabilities) arising in connection therewith; provided that pursuant hereto GE shall have no obligation to indemnify any Genworth Indemnified Party that has engaged in any knowing violation of Law, fraud or misrepresentation in connection therewith.  Genworth shall cause each member of the Genworth Group without further consideration, to pay and remit, or cause to be paid or remitted, to GE or to another member of the GE Group specified by GE, promptly all money, rights and other consideration received by it or any member of the Genworth Group in respect of such performance (unless any such consideration is a Genworth Asset).  If and when any such consent, approval, release, substitution or amendment shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated, Genworth shall promptly assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of the Genworth Group to GE or to another member of the GE Group specified by GE without payment of further consideration and GE, without the payment of any further consideration shall, or shall cause such other member of the GE Group to, assume such rights and obligations.

2.9           European Creditor Business.

In furtherance of the transactions contemplated by this Agreement and without limiting any other provision hereof, the parties intend that the transfer of the European Creditor Business into the Genworth Group shall be effected by means of the documentation and procedures relating to:

(a)         the UK Transfer Plan under which it is proposed that the Assets and Liabilities of FACL be transferred subsequent to the Closing Date to FINCL upon the effectiveness of such plan in accordance with the provisions of Part VII of the Financial Services and Markets Act 2000 and Section 2.1(b) of this Agreement;

(b)        the French Transfer Plan and the French Transfer Agreement under which it is proposed that the Assets and Liabilities of the payment protection business of Vie Plus S.A. be transferred subsequent to the Closing Date to a member of the Genworth Group upon the effectiveness of the French Transfer Plan in accordance with the terms of the French Transfer Plan, the French Transfer Agreement and Section 2.1(b) of this Agreement;

(c)         the FACL Reinsurance Agreement, FICL Reinsurance Agreement and French Reinsurance Agreement; and

(d)        the transfer of the stock of the entities forming a part of the European Creditor Business listed in Part A of Schedule 2.9 of this Agreement.

2.10         FACL Bonds.

(a)         In respect of the Active FACL Bonds, the parties agree to use their commercially reasonable efforts to implement indemnity reinsurance arrangements as soon as is reasonably practicable after Closing under which all of the Liabilities (whether such Liabilities are historic, current or future, certain or contingent) relating to those Active FACL Bonds are fully assumed by GE Life Limited (or another appropriate member of the GE Group) (the “FACL Bonds Reinsurance”).  For purposes of determining the Active FACL Bonds to be reinsured under the FACL Bonds Reinsurance, the GE Life Report shall be prepared as of the most recent practicable month-end preceding the effectiveness of such reinsurance allowing sufficient time for the assembly of information and preparation of such report.  The parties further agree that the FACL Bonds Reinsurance will continue in force until the earlier of::

(i)            the completion of the transfer of Active FACL Bonds to GE Life Limited (or another appropriate member of the GE Group) pursuant to Section 2.10(b); and

(ii)           the date upon which Genworth ceases to have any interest in or Liabilities in respect of the Active FACL Bonds.

(b)        The parties agree to procure that the Active FACL Bonds (including any Omitted Bonds pursuant to Section 2.10(d)(iii)) are transferred from FINCL (or from FACL itself if the UK Transfer Plan has not become effective by December 28, 2004 and FACL is transferred to Genworth under the FACL Fall-back Stock Transfer Agreement) to an appropriate member of the GE Group by way of an insurance business transfer pursuant to Part VII of the Financial Services and Markets Act 2000.  For purposes of determining the Active FACL Bonds to be transferred by FINCL or FACL (as appropriate) pursuant to this paragraph, the GE Life Report shall be updated as of the most recent practicable month-end preceding the effectiveness of such transfer allowing sufficient time for the assembly of information and preparation of such report.  Each of the parties agree to procure that its relevant Subsidiaries shall use their commercially reasonable efforts to effect the transfer of such Active FACL Bonds pursuant to this Section 2.10(b) as soon as is reasonably practicable following the UK Transfer Date and in any event within 9 months of the UK Transfer Date (or such longer period as the parties may agree).  The terms of any such transfer of the Active FACL Bonds will be consistent with similar transactions entered into pursuant to this Agreement.

(c)         (i)            GE will procure the provision of administration services relating to the Active FACL Bonds and the Historic FACL Bonds from Closing upon the terms set out in the European Transition Services Agreement until the completion of the transfer of Active FACL Bonds pursuant to Section 2.10(b) (with respect to the Active FACL Bonds) or the UK Transfer Date (with respect to the Historic FACL Bonds).  For the avoidance of doubt, pursuant to Clause 15.5 of the European Transition Services Agreement, GE Life Services Limited may sub-contract any of its obligations under that agreement in respect of the provision of the administration services relating to the Active FACL Bonds or Historic FACL Bonds contemplated by this Section 2.10(c)(i) but (1) must ensure that its subcontractor complies with all of GE Life Services Limited’s obligations under that agreement and (2) shall remain responsible at all times for the performance of such obligations.

(ii)           If the insurance business transfer contemplated by Section 2.10(b) is not capable of being completed, then the parties will procure that their respective Subsidiaries (or a properly licensed third party administrator approved in advance by Genworth, which approval shall not be unreasonably withheld or delayed) enter into a long-term administration agreement in respect of the Active FACL Bonds, which agreement will continue in force until the date upon which Genworth ceases to have any interest in or Liabilities in respect of such Active FACL Bonds.

(d)        GE shall procure that GE Life and GE Capital International Services reasonably cooperate with members of the Genworth Group in identifying and providing information with respect to Active FACL Bonds, including providing reasonable access during normal business hours to relevant personnel and records.  In the event that any FACL Bond is identified that (i) is not contained in the GE Life

Report and (ii) is not matured, cancelled or terminated or if matured, cancelled or terminated for which any amounts are outstanding, due to be paid or in the process of being paid as of the date of the GE Life Report (each an “Omitted Bond”), then the parties will procure that their relevant Subsidiaries comply with the following procedure:

(i)            The party identifying the Omitted Bond will promptly provide the other party with details of the Omitted Bond.

(ii)           The parties will promptly work together in good faith to determine why the Omitted Bond was not recorded in the GE Life Report.

(iii)          If the Omitted Bond is identified sufficiently prior to the completion of the insurance business transfer contemplated pursuant to Section 2.10(b) to allow its inclusion in such transfer, then the GE Life Report will be updated to include the Omitted Bond and such Omitted Bond will be included in the Active FACL Bonds to be transferred pursuant to such transfer.

(iv)          If the parties determine that the Omitted Bond was not recorded in the GE Life Report as a result of an error or omission by GE Life, and the identification of such Omitted Bond occurs too late to include such Omitted Bond in the insurance business transfer contemplated pursuant to Section 2.10(b), then any and all Liabilities arising from such Omitted Bond shall constitute Excluded Liabilities for purposes of this Agreement, including Section 5.3(b) hereof.

(v)           Any and all Liabilities arising from an Omitted Bond not covered by Sections 2.10(d)(iii) or (iv) above shall constitute Genworth Liabilities for purposes of this Agreement, including Section 5.2(b) hereof.

(e)         In respect of the Historic FACL Bonds, the parties agree as follows:

(i)            the Historic FACL Bonds (in addition to the Active FACL Bonds) will form part of the Assets and Liabilities of FACL to be transferred to FINCL pursuant to the UK Transfer Plan;

(ii)           the Historic FACL Bonds will not be subject to the indemnity reinsurance arrangements or the insurance business transfer contemplated by Sections 2.10(a) and (b) above, respectively;

(iii)          GE shall procure that GE Life reasonably cooperate with members of the Genworth Group in identifying and providing information with respect to Historic FACL Bonds, including providing reasonable access during normal business hours to relevant personnel and records;

(iv)          Liabilities arising under or in connection with Historic FACL Bonds that are less than or equal to £150,000 per annum (the “Annual Deductible”) shall constitute Genworth Liabilities for purposes of this Agreement, including Section 5.2(b) hereof.  To the extent that Liabilities arising under Historic FACL Bonds in any calendar year exceed the Annual Deductible, the excess of such Liabilities for such year over the Annual Deductible shall constitute Excluded Liabilities for purposes of this Agreement, including Section 5.3(b) hereof.  The parties agree that for the period from the Closing until 1st January, 2005, a pro rata Annual Deductible shall apply.

(v)           GE will procure the provision to Genworth of any required administration services relating to the Historic FACL Bonds from and after the UK Transfer Date.

ARTICLE III

INTERCOMPANY TRANSACTIONS AS OF THE CLOSING DATE

3.1           Time and Place of Closing.  Subject to the terms and conditions of this Agreement, all transactions contemplated by this Agreement shall be consummated at a closing (the “Closing”) to be held at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, at 4:45 P.M. EDT, on the date on which (and after) the Underwriting Agreements are executed and delivered by each of the parties thereto or at such other place or at such other time or on such other date as GE and Genworth may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

3.2           Pre-Closing Transactions.  Prior to the Closing Date, the appropriate parties hereto entered into or effected, as the case may be, and (as necessary) caused their respective Subsidiaries to enter into or effect, the agreements and transactions set forth below, in each case in the order set forth below:

(a)         The appropriate parties entered into stock transfer agreements pursuant to which all of the capital stock of GE Mortgage Insurance Limited, GE Mortgage Insurance (Guernsey) Limited and the entities listed in Part A of Schedule 2.9 was transferred to GEFAHI or a wholly owned subsidiary of GEFAHI (the “Pre-Closing Transfer Documents”).

(b)        The appropriate parties hereto entered into, and (as necessary) caused their respective Subsidiaries to enter into, the agreements set forth below (items (ii) through (vi) below being referred to as the “Reinsurance-Related Documents”):

(i)            the Pre-Closing Documents;

(ii)           the JLIC Recapture Agreement;

(iii)          the UFLIC Agreements;

(iv)          the Reinsurance Agreements;

(v)           the Trust Agreements; and

(vi)          the Capital Maintenance Agreement.

(c)         FHL transferred by dividend all shares of capital stock of UFLIC held by FHL to its shareholders GECA and GEFAHI, GECA transferred by dividend all shares of capital stock of UFLIC then held by GECA to GNA, GNA transferred by dividend all such shares of UFLIC capital stock to GEFAHI, GEFAHI transferred by dividend all such shares of UFLIC capital stock received from GNA and FHL to GEI and General Electric Capital Services Inc. purchased all shares of capital stock of UFLIC from GEI.

(d)        JLIC paid accrued interest and principal amounts under the JLIC surplus notes in the amounts and to the entities outlined in Schedule 3.2(d).

(e)         GEFAHI purchased all shares of capital stock of Viking from GELCO Corporation pursuant to the Viking Stock Purchase Agreement.

(f)         The dividends outlined in Schedule 3.2(f) were paid by the entities and in the amounts set forth therein.

(g)        GEFAHI contributed approximately $2.16 billion in cash and/or securities to the capital of UFLIC.

(h)        GEFAHI contributed cash and/or securities to the capital of GNA in an amount equal to the tax benefit realized by GECA and other members of the Genworth Group (such other members agreed upon by GE and Genworth immediately prior to such contribution) as a result of losses incurred in the transfer of securities to members of the GE Group pursuant to the Reinsurance Agreements, which tax benefit will be recognized by GEFAHI as a result of the Separation and the Section 338(h)(10) elections to be made in respect of such members of the Genworth Group.

(i)          FHL redeemed its $250 million series A preferred stock, par value $1,000 per share, held by GEFAHI, along with accrued dividends through date of payment.

(j)          All amounts received by GEFAHI from its Subsidiaries in payment of intercompany receivables related to accounts payable owed by GEFAHI to its upstream Affiliates were used to pay such accounts payable.

3.3           Closing Transactions.  In each case subject to Section 3.8, after execution and delivery of the Underwriting Agreements by all parties thereto, at the Closing:

(a)         The Separation contemplated by Article II shall be effected.

(b)        The appropriate parties hereto shall enter into, and (as necessary) shall cause their respective Subsidiaries to enter into, the agreements set forth below (collectively with the Reinsurance-Related Documents, the UK Transfer Plan, the

French Transfer Plan, the French Transfer Agreement, the Pre-Closing Documents and the Pre-Closing Transfer Documents, the “Transaction Documents”):

(i)            the Transition Services Agreement;

(ii)           the Registration Rights Agreement;

(iii)          the Tax Matters Agreement;

(iv)          the Employee Matters Agreement;

(v)           the Transitional Trademark Agreement;

(vi)          the Intellectual Property Cross License Agreement;

(vii)         the Outsourcing Services Separation Agreement;

(viii)        the European Transition Services Agreement;

(ix)           the Investment Management Agreements;

(x)            the Viking Agreement;

(xi)           the Liability and Portfolio Asset Management Agreements;

(xii)          the Asset Management Services Agreement;

(xiii)         the International Tax Matters Agreements;

(xiv)        the Mortgage Services Agreement;

(xv)         the UFLIC ESG Services Agreement;

(xvi)        the Business Services Agreement;

(xvii)       the Derivatives Management Services Agreement;

(xviii)      the Genworth Contingent Note;

(xix)         the Genworth Promissory Note; and

(xx)          the Transfer Documents.

3.4           Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.  At or prior to the Closing, GE and Genworth shall each take all necessary action that may be required to provide for the adoption by Genworth of the Amended and Restated Certificate of Incorporation of Genworth in the form attached hereto as Exhibit LL (the “Charter”), and the Amended and Restated Bylaws of Genworth in the form attached hereto as Exhibit MM.

3.5           Transfers of Assets and Assumption of Liabilities.  In furtherance of the assignment, transfer and conveyance of Genworth Assets and the assumption of Genworth Liabilities set forth in Section 2.1(a)(i) and Section 2.1(a)(ii), on the Closing Date (i) GE shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such bills of sale, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of GE’s and its Subsidiaries’ (other than Genworth and its Subsidiaries) right, title and interest in and to the Genworth Assets to Genworth and its Subsidiaries, and (ii) Genworth shall execute and deliver such assumptions of contracts and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the Genworth Liabilities by Genworth.  All of the foregoing documents contemplated by this Section 3.5 shall be referred to collectively herein as the “GE Transfer Documents.”

3.6           Transfer of Excluded Assets; Assumption of Excluded Liabilities.

(a)         To the extent any Excluded Asset or Excluded Liability is transferred to a member of the Genworth Group at the Closing or is owned or held by a member of the Genworth Group after the Closing, from and after the Closing:

(i)            Genworth shall, and shall cause its applicable Subsidiaries to, promptly contribute, assign, transfer, convey and deliver to GE or certain of its Subsidiaries designated by GE, and GE or such Subsidiaries shall accept from Genworth and its applicable Subsidiaries, all of Genworth’s and such Subsidiaries’ respective rights, titles and interests in and to such Excluded Assets;

(ii)           GE and certain of its Subsidiaries designated by GE, shall promptly accept, assume and agree faithfully to perform, discharge and fulfill all such Excluded Liabilities in accordance with their respective terms; and

(iii)          In furtherance of the assignment, transfer and conveyance of Excluded Assets and the assumption of Excluded Liabilities set forth in Section 3.6(a)(i) and Section 3.6(a)(ii): (x) Genworth shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such bills of sale, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of Genworth’s and its Subsidiaries’ right, title and interest in and to the Excluded Assets to GE and its Subsidiaries, and (y) GE shall execute and deliver such assumptions of contracts and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the Excluded Liabilities by GE.  All of the foregoing documents contemplated by this Section 3.6(a)(iii) shall be referred to collectively herein as the “Genworth Transfer Documents” and, together with the GE Transfer Documents, the “Transfer Documents.”

(iv)          To the extent that the transfer of such Excluded Assets and the assumption of such Excluded Liabilities requires any Governmental Approvals or Consents, the parties shall use their commercially reasonable efforts to obtain such

Governmental Approvals and Consents; provided however that neither GE nor Genworth shall be obligated to contribute capital in any form to any entity in order to obtain such Governmental Approvals and Consents.

(v)           If and to the extent that the valid, complete and perfected transfer or assignment to the GE Group of any Excluded Assets or the assumption by the GE Group of any Excluded Liabilities would be a violation of applicable Law or require any Consent or Governmental Approval, then, unless the parties hereto mutually shall otherwise determine, the transfer or assignment to the GE Group of such Excluded Assets or the assumption by the GE Group of such Excluded Liabilities shall be automatically deemed deferred and any such purported transfer, assignment or assumption shall be null and void until such time as all legal impediments are removed or such Consents or Governmental Approvals have been obtained.

(b)        If any transfer or assignment of any Excluded Asset intended to be transferred or assigned hereunder or any assumption of any Excluded Liability intended to be assumed by GE hereunder is not consummated on the Closing Date, whether as a result of the failure to obtain any required Governmental Approvals or Consents under Section 3.6(a)(iv) or for any other reason, then, insofar as reasonably possible, (i) the member of the Genworth Group retaining such Excluded Asset shall thereafter hold such Excluded Asset for the use and benefit of GE (at GE’s expense) and (ii) GE shall, or shall cause its applicable Subsidiary to, pay or reimburse the member of the Genworth Group retaining such Excluded Liability for all amounts paid or incurred in connection with such Excluded Liability.  In addition, the member of the Genworth Group retaining such Excluded Asset shall, insofar as reasonably possible and to the extent permitted by applicable Law, treat such Excluded Asset in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by GE in order to place GE in the same position as if such Excluded Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such Excluded Asset, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Excluded Asset, is to inure from and after the Closing Date to the GE Group.

(c)         If and when the Consents and Governmental Approvals, the absence of which caused the deferral of transfer of any Excluded Asset or the deferral of assumption of any Excluded Liability, are obtained, the transfer or assignment of the applicable Excluded Asset or Excluded Liability shall be effected in accordance with the terms of this Agreement and/or the applicable Transaction Document.

(d)        Any member of the Genworth Group retaining an Excluded Asset or Excluded Liability due to the deferral of the transfer of such Excluded Asset or the deferral of the assumption of such Excluded Liability shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced (or otherwise made available) by GE or the member of the GE Group intended to be subject to the Excluded Liability, other than reasonable out-of-pocket expenses, attorneys’ fees and recording or similar fees, all of which shall be promptly reimbursed by GE or the member of the GE Group entitled to such Excluded Asset or intended to be subject to such Excluded Liability.

(e)         Pursuant to and in accordance with this Section 3.6, the Excluded Assets, Excluded Contracts, and Excluded Liabilities of Financial Insurance Group Services Limited relating to the businesses or the support of the businesses of the members of the GEIH Group (as defined in the European Transition Services Agreement but for the purposes of this Section excluding any European Creditor Business Entity) (the “GEIH Business”) listed on Schedules 2.2(b)(i), 2.2(b)(ii) and 2.3(b)(iv) respectively are to be transferred to GE or its designated Subsidiaries on the Closing Date.

3.7           The Initial Public Offering and the Concurrent Offerings.  Genworth shall (i) consult with, and cooperate in all respects with, the GE Parties in connection with the pricing of the (x) Class A Common Stock to be offered in the Initial Public Offering and (y) Equity Units and Series A Preferred Stock to be offered in the Concurrent Offerings, (ii) at the direction of any GE Party, execute and deliver the Underwriting Agreements in such form and substance as is reasonably satisfactory to the GE Parties and (iii) at the direction of any GE Party, promptly take any and all actions necessary or desirable to consummate the Initial Public Offering and the Concurrent Offerings as contemplated by the IPO Registration Statement, the Equity Units Registration Statement, the Series A Preferred Stock Registration Statement and the Underwriting Agreements.

3.8           Rescission.  Notwithstanding anything to the contrary set forth in this Agreement, if delivery of the Firm Public Offering Shares to the Underwriters against payment therefor is not complete within four (4) Business Days after the Closing Date, all transactions theretofore completed under this Agreement or any of the Transaction Documents (excluding the transactions set forth in Section 3.2(a) and any dividends described in Section 3.2) shall immediately be rescinded in all respects and this Agreement and all of the Transaction Documents shall terminate and all assets transferred pursuant to the Transaction Documents shall be returned to the entities that transferred such assets, and all assumptions of liabilities hereunder and thereunder shall be rescinded and nullified.

3.9           European Transfers.

(a)         GE and Genworth shall cause their relevant respective Subsidiaries to use all commercially reasonable efforts to cause the UK Transfer Plan and the French Transfer Plan to become effective (and to consummate the transactions contemplated thereby and by the French Transfer Agreement) as promptly as practicable.  The consideration for the transfers to be effected pursuant to the UK Transfer Plan is set forth in the Debt Release Agreements.  The consideration for the transfers to be effected pursuant to the French Transfer Agreement is set forth in Schedule 3.9(a).

(b)        If the UK Transfer Plan has not taken effect by December 28, 2004, GE and Genworth shall cause their relevant respective Subsidiaries to enter into the FACL Fall-back Stock Transfer Agreement on or prior to December 31, 2004 in order to transfer to Genworth all of the outstanding shares of capital stock of FACL and the other entities listed in Part B of Schedule 2.9.  The consideration for the transfers to be effected pursuant to the FACL Fall-back Stock Transfer Agreement shall be the same as the consideration set forth in the Debt Release Agreements.

(c)         If the French Transfer Plan and the French Transfer Agreement have not taken effect by the earlier of (i) the date on which Vie Plus S.A. and FINCL agree to abandon efforts to obtain requisite regulatory approvals thereunder and (ii) December 31, 2005, the consideration for the transfers contemplated by that Plan and that Agreement shall be adjusted as provided in Schedule 3.9(c).

3.10         Tax Matters.

(a)         GE and Genworth have entered into the Tax Matters Agreement contemporaneously with the execution and delivery of this Agreement.  To the extent that any representations, warranties, covenants and agreements between the parties with respect to Tax matters are set forth in the Tax Matters Agreement, the tax sharing agreements and arrangements specifically identified therein, the International Tax Matters Agreements and the tax matters agreements described in Section 3.10(b) (collectively, for purposes of this Section, the “Tax Agreements”), such Tax matters shall be governed exclusively by the Tax Agreements and not by this Agreement.

(b)        As soon as reasonably practicable after a determination has been made as to the members of the Genworth Group for which elections will be made under Section 338(h)(10) of the Code, (a) Genworth shall cause GECA and each GECA Subsidiary for which a Section 338(h)(10) election has been made to enter into a tax matters agreement substantially in the form attached hereto as Exhibit OO, and (b) Genworth shall enter into, and shall cause each of its Subsidiaries (other than life insurance Subsidiaries) for which a Section 338(h)(10) election has been made to enter into, a tax matters agreement substantially in the form attached hereto as Exhibit PP.

ARTICLE IV

FINANCIAL AND OTHER INFORMATION

4.1           Annual Financial Information.  Genworth agrees that, if members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) on any date during a fiscal year at least five percent (5%) of the then outstanding Genworth Common Stock, Genworth shall deliver to GE the Corporate Reporting Data set forth on Schedule 4.1 for such year in respect of the Applicable Accounting Method in effect as of the first day of such fiscal year.  Genworth shall deliver the financial data and schedules comprising such Corporate Reporting Data within the time periods specified by GE, which time periods shall be specified by GE in writing by no later than fifteen (15) days prior to the end of each fiscal year.  All annual consolidated financial statements of Genworth and its Subsidiaries delivered to GE shall set forth in each case in comparative form the consolidated figures for the previous fiscal year prepared in accordance with Article 10 of Regulation S-X and consistent with the level of detail provided in comparable financial statements furnished by GEFA to GE prior to the Closing Date.  The Corporate Reporting Data shall include all statistical information necessary for inclusion in any GE Group member’s annual earnings press release, along with appropriate supporting documentation.  The Corporate Reporting Data shall include (i) a discussion and analysis by management of Genworth’s and its Subsidiaries’ consolidated financial condition and results of operations for the requisite years, including, without limitation, an explanation of any material adverse change, all in reasonable detail and prepared in accordance with Item 303(a) of Regulation S-K and (ii) a discussion and analysis of Genworth’s and its Subsidiaries’ consolidated financial condition and results of operations for the requisite years, including, without limitation, an explanation of any material adverse change, all in reasonable detail and prepared in accordance with Item 303(a) of Regulation S-K, prepared for inclusion in the annual report to stockholders of any member of the GE Group.  No later than the day prior to the day Genworth publicly files its Annual Report on Form 10-K with the SEC or otherwise, Genworth shall deliver to GE the final form of its Annual Report on Form 10-K, together with all certifications required by applicable Law by each of the chief executive officer and chief financial officer of Genworth and an opinion thereon by Genworth’s independent certified public accountants.  Genworth shall, if requested by GE, also deliver to GE all of the information required to be delivered in Schedule 4.1 with respect to each Subsidiary of Genworth (other than GELAAC or any other Subsidiary of Genworth required to file financial statements with the SEC solely as a result of insurance products offered by such Subsidiary) which is itself required to file Annual Reports on Form 10-K with the SEC, with such information to be provided in the same manner and detail and on the same time schedule as the information with respect to Genworth required to be delivered to GE pursuant to Schedule 4.1.

4.2           Quarterly Financial Information.  Genworth agrees that, if members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) on any date during a fiscal quarter at least five percent (5%) of the then outstanding Genworth Common Stock, Genworth shall deliver to GE the Corporate Reporting Data set forth on (i) Schedule 4.2(a) for the first and second quarter of each year and (ii) Schedule 4.2(b) for the third quarter of each year, in each case, in respect of the Applicable Accounting Method in effect as of the first day of such fiscal quarter.  Genworth shall deliver the financial data and schedules comprising such Corporate Reporting Data within the time periods specified by GE, which time periods shall be specified by GE in writing by no later than fifteen (15) days prior to the end of each fiscal quarter.  All quarterly consolidated financial statements of Genworth and its Subsidiaries delivered to GE shall include financial statements for such quarterly periods and for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form for each such fiscal quarter of Genworth the consolidated figures for the corresponding quarter and periods of the previous fiscal year prepared in accordance with Article 10 of Regulation S-X and consistent with the level of detail provided in comparable financial statements furnished by GEFA to GE prior to the Closing Date.  The Corporate Reporting Data shall include all statistical information necessary for inclusion in any GE Group member’s quarterly earnings press release, along with appropriate supporting documentation.  The Corporate Reporting Data shall include a discussion and analysis by management of Genworth’s and its Subsidiaries’ consolidated financial condition and results of operations for the requisite quarters, including, without limitation, an explanation of any material adverse change, all in reasonable detail and prepared in accordance with Item 303(b) of Regulation S-K.  No later than the day prior to the day Genworth publicly files a Quarterly Report on Form 10-Q with the SEC or otherwise, Genworth shall deliver to GE the final form of its Quarterly Report on Form 10-Q, together with all certifications required by applicable Law by each of the chief executive officer and chief financial officer of Genworth.  Genworth shall, if requested by GE, also deliver to GE all of the information required to be delivered in Schedules 4.2(a) and (b) with respect to each Subsidiary of Genworth (other than GELAAC or any other Subsidiary of Genworth required to file financial statements with the SEC solely as a result of insurance products offered by such Subsidiary) which is itself required to file Quarterly Reports on Form 10-Q with the SEC, with such information to be provided in the same manner and detail and on the same time schedule as the information with respect to Genworth required to be delivered to GE pursuant to Schedules 4.2(a) and (b).

4.3           GE’s Operating Reviews.  Genworth agrees that, if members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) on any date during a fiscal quarterly or annual period at least five percent (5%) of the then outstanding Genworth Common Stock, Genworth shall deliver to GE the FP&A Reports set forth on Schedule 4.3 for such quarterly or annual period in respect of the Applicable Accounting Method in effect as of the first day of such period.  Genworth shall deliver the financial data and schedules comprising such FP&A Reports during each fiscal year within the time periods specified by GE in writing by no later than fifteen (15) days prior to the end of the preceding fiscal year, or within any other time periods specified by GE in writing thereafter, but in any event prior to fifteen (15) days before the date such FP&A Report is required to be delivered to GE.  Genworth shall provide GE an opportunity to meet with management of Genworth to discuss such FP&A Reports upon reasonable notice during normal business hours.

4.4           General Financial Statement Requirements.  All information provided by Genworth or any of its Subsidiaries to GE pursuant to this Article IV shall be consistent in terms of format and detail and otherwise with the procedures and practices in effect prior to the Closing Date with respect to the provision of such financial and other information by GEFA to GE (and where appropriate, as presently presented in financial and other reports delivered to the board of directors of GE), with such changes therein as may be reasonably requested by GE from time to time, and any changes in such procedures or practices that are required in order to comply with the rules and regulations of the SEC, as applicable.

4.5           Twenty Percent Threshold.  Genworth agrees that, if members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) on any date during a fiscal year more than twenty percent (20%) of the then outstanding Genworth Common Stock, or, notwithstanding such percentage, if any member of the GE Group is required during any fiscal year, in accordance with GAAP, to account for its investment in Genworth on a consolidated basis or under the equity method of accounting, then in respect of such fiscal year:

(a)         Maintenance of Books and Records.  Genworth shall, and shall cause each of its consolidated Subsidiaries to, (i) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Genworth and such Subsidiaries and (ii) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (x) transactions are executed in accordance with management’s general or specific authorization, (y) transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with GAAP or any other criteria applicable to such statements and (2) to maintain accountability for assets and (z) access to assets is permitted only in accordance with management’s general or specific authorization.

(b)        Fiscal Year.  Genworth shall, and shall cause each of its consolidated subsidiaries to, maintain a fiscal year which commences on January 1 and ends on December 31 of each calendar year; provided that, if on the Closing Date any consolidated Subsidiary of Genworth has a fiscal year which ends on a date other than December 31, Genworth shall use its commercially reasonable efforts to cause such Subsidiary to change its fiscal year to one which ends on December 31 if such change is reasonably practicable.

(c)         Quarterly and Annual Reports Furnished to State Insurance Regulatory Authorities.  Promptly following the filing by Genworth or any Subsidiary of Genworth of quarterly or annual reports with any and all state insurance regulatory authorities in each jurisdiction in which such reports are required to be filed, Genworth shall deliver the final forms of such reports to GE.

(d)        Other Financial Information.  Genworth shall provide to GE upon request such other financial information and analyses of Genworth and its Subsidiaries that may be necessary for any member of the GE Group to (1) comply with applicable financial reporting requirements or its customary financial reporting practices or (2) respond in a timely manner to any reasonable requests for information regarding Genworth and its Subsidiaries received by GE from investors or financial analysts; provided, however, that neither GE nor any member of the GE Group shall disclose any material, non-public information of Genworth except pursuant to policies and procedures mutually agreed upon by GE and Genworth for the disclosure of such information and except as required by applicable Law.  In connection therewith, Genworth shall also permit GE, the GE Auditors and other Representatives of GE to discuss the affairs, finances and accounts of any member of the Genworth Group with the officers of Genworth and the Genworth Auditors, all at such times and as often as GE may reasonably request upon reasonable notice during normal business hours.

(e)         Public Information and SEC Reports.  Genworth and each of its Subsidiaries that files information with the SEC shall cooperate with GE in preparing reports, notices and proxy and information statements to be sent or made available by Genworth or such Subsidiaries to their security holders, all regular, periodic and other reports filed under Sections 13, 14 and 15 of the Exchange Act by Genworth or such Subsidiaries and all registration statements and prospectuses to be filed by Genworth or such Subsidiaries with the SEC or any securities exchange pursuant to the listed company manual (or similar requirements) of such exchange (collectively, “Genworth Public Documents”) and deliver to GE (to the attention of its Senior Securities Counsel), no later than the date the same are printed for distribution to its shareholders, sent to its shareholders or filed with the SEC, whichever is earliest, final copies of all Genworth Public Documents.  Genworth shall file its Quarterly Reports on Form 10-Q and its Annual Reports on Form 10-K with the SEC immediately (and in no event later than one hour) following GE’s filing of its quarterly and annual reports with the SEC for the corresponding period.  Genworth shall cooperate with GE in preparing all press releases and other statements to be made available by Genworth or any of its Subsidiaries to the public, including, without limitation, information concerning material developments in the business, properties, results of operations, financial condition or prospects of Genworth or any of its Subsidiaries.  GE shall have the right to review, reasonably in advance of public release or release to financial analysts or investors and in a manner consistent with the procedures and practices in effect prior to the Closing Date with respect to press releases issued by GEFA (1) all press releases and other statements to be made available by Genworth or any of its Subsidiaries to the public and (2) all reports and other information prepared by Genworth or any of its Subsidiaries for release to financial analysts or investors; provided, however, that neither GE nor any member of the GE Group shall disclose any material, non-public information of Genworth except pursuant to policies and procedures mutually agreed upon by GE and Genworth for the disclosure of such information and except as required by applicable Law;  provided, further, that at any time when members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) fifty percent (50%) or less of the then outstanding Genworth

Common Stock, GE shall only have the right to review such press releases, public statements, reports and other information in advance if necessary for any member of the GE Group to (1) comply with applicable financial reporting requirements or its customary financial reporting practices or (2) respond to any reasonable requests for information regarding Genworth and its Subsidiaries received by GE from investors or financial analysts.  No press release, report, registration, information or proxy statement, prospectus or other document which refers, or contains information with respect, to any member of the GE Group shall be filed with the SEC or otherwise made public or released to any financial analyst or investor by Genworth or any of its Subsidiaries without the prior written consent of GE with respect to those portions of such document that contain information with respect to any member of the GE Group except as may be required by Law (in such cases Genworth shall use its reasonable best efforts to notify the relevant member of the GE Group and to obtain such member’s consent before making such a filing with the SEC or otherwise making any such information public).

(f)         Meetings with Financial Analysts.  Genworth shall notify GE reasonably in advance of the date of all scheduled meetings and conference calls to be held between Genworth and members of the investment community (including any financial analysts), and of any conferences to be attended by management of Genworth with members of the investment community, and shall consult with GE as to the appropriate timing for all such meetings, calls and conferences.  With respect to any such meeting, call or conference to be held at a time when members of the GE Group beneficially own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) more than fifty percent (50%) of the then outstanding Genworth Common Stock, Genworth shall not schedule such meeting or call or attend such conference on any date to which GE objects.  The foregoing shall not require Genworth to notify GE of one-on-one discussions between management of Genworth and members of the investment community (including any financial analysts).

(g)        Earnings Releases.  GE agrees that, unless required by Law or unless Genworth shall have consented thereto, no member of the GE Group will publicly release any quarterly, annual or other financial information of Genworth or any of its Subsidiaries (“Genworth Information”) delivered to GE pursuant to this Article IV prior to the time that GE publicly releases financial information of GE for the relevant period.  GE will consult with Genworth on the timing of their annual and quarterly earnings releases and GE and Genworth will give each other an opportunity to review the information therein relating to Genworth and its Subsidiaries and to comment thereon; provided that GE shall have the sole right to determine the timing of all such releases if GE and Genworth disagree.  Genworth shall publicly release its financial results for each annual and quarterly period immediately (and in no event later than one hour) following GE’s release of its financial results for the corresponding period.  If any member of the GE Group is required by Law to publicly release such Genworth Information prior to the public release of GE’s financial information, GE will give

Genworth notice of such release of Genworth Information as soon as practicable but no later than two days prior to such release of Genworth Information.

4.6           GE Public Filings.  Genworth shall cooperate fully, and cause its accountants to cooperate fully, with GE to the extent reasonably requested by GE in the preparation of GE’s press releases, public earnings releases, Quarterly Reports on Form 10-Q, Annual Reports to Shareholders, Annual Reports on Form 10-K, any Current Reports on Form 8-K and any amendments thereto and any other proxy, information and registration statements, reports, notices, prospectuses and any other filings made by GE or any of its Subsidiaries with the SEC, any national securities exchange or otherwise made publicly available (collectively, “GE Public Filings”).  Genworth agrees to provide to GE all information that GE reasonably requests in connection with any such GE Public Filings or that, in the judgment of GE’s legal department, is required to be disclosed therein under any Law.  Genworth agrees to use reasonable best efforts to provide such information in a timely manner to enable GE to prepare, print and release such GE Public Filings on such date as GE shall determine.  If and to the extent reasonably requested by GE, Genworth shall diligently and promptly review all drafts of such GE Public Filings and prepare in a diligent and timely fashion any portion of such GE Public Filing pertaining to Genworth or its Subsidiaries.  Prior to any printing or public release of any GE Public Filing, an appropriate executive officer of Genworth, shall, if requested by GE, continue the existing practice of certifying and representing that the information provided by Genworth relating to Genworth, in such GE Public Filing is accurate, true and correct in all material respects.  Unless required by Law, without the prior consent of GE, Genworth shall not publicly release any financial or other information which conflicts with the information with respect to Genworth, any Affiliate of Genworth or the Genworth Group that is provided by Genworth for any GE Public Filing.

4.7           GE Annual Statements.  In connection with any GE Group member’s preparation of its audited annual financial statements and its Annual Reports to Shareholders (collectively the “GE Annual Statements”), during any fiscal year in which the members of the GE Group own, in the aggregate, (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) more than twenty percent (20%) of the then outstanding Genworth Common Stock, (or such lesser percentage during any fiscal year that any member of the GE Group is required, in accordance with GAAP, to account for its investment in Genworth on a consolidated basis or under the equity method of accounting), Genworth agrees as follows:

(a)         Coordination of Auditors’ Opinions.  Genworth will use its commercially reasonable efforts to enable its independent certified public accountants (the “Genworth Auditors”) to complete their audit such that they will date their opinion on Genworth’s audited annual financial statements on the same date that GE independent certified public accountants (the “GE Auditors”) date their opinion on the GE Annual Statements, and to enable GE to meet its timetable for the printing, filing and public dissemination of the GE Annual Statements.

(b)        Cooperation.  Genworth will provide to GE on a timely basis all information that GE or any of its Subsidiaries reasonably requires to meet its schedule for the preparation, printing, filing, and public dissemination of any GE Public Filing.  Without limiting the generality of the foregoing, Genworth will provide all required financial information with respect to it and its consolidated Subsidiaries to the GE Auditors and management in a sufficient and reasonable time and in sufficient detail to permit such auditors to take all steps and perform all review necessary to provide sufficient assistance to such auditors with respect to information to be included or contained in the GE Public Filings.

(c)         Access to Personnel and Working Papers.  Genworth will request the Genworth Auditors to make available to the GE Auditors both the personnel who performed or are performing the annual audit of Genworth and, consistent with customary professional practice and courtesy of such auditors with respect to the furnishing of work papers, work papers related to the annual audit of Genworth, in all cases within a reasonable time after the Genworth Auditors’ opinion date, so that the GE Auditors are able to perform the procedures they consider necessary to take responsibility for the work of the Genworth Auditors as it relates to the GE Auditors’ report on the GE Annual Statements, all within sufficient time to enable GE to meet its timetable for the printing, filing and public dissemination of the GE Annual Statements.

4.8           Fifty Percent Threshold.  Genworth agrees that if members of the GE Group beneficially own, in the aggregate (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) on any date during a fiscal year more than fifty percent (50%) of the then outstanding Genworth Common Stock, or, notwithstanding such percentage, if any member of the GE Group is required during any fiscal year, in accordance with GAAP, to consolidate Genworth’s financial statements with its financial statements, then in respect of such fiscal year:

(a)         Internal Auditors.  Genworth shall provide GE, the GE Auditors or other Representatives of GE reasonable access upon reasonable notice during normal business hours to Genworth’s and its Subsidiaries’ books and records so that GE may conduct reasonable audits relating to the financial statements provided by Genworth pursuant to this Article IV, as well as to the internal accounting controls and operations of Genworth and its Subsidiaries; provided, however, that any such audits will be conducted in the same manner and using the same procedures as conducted on the date hereof for audits of GEFA including, but not limited to, reporting audit findings to management of the business or unit subject to the audit.

(b)        Accounting Estimates and Principles.  Genworth will give GE reasonable notice of any proposed material change in accounting estimates or material changes in accounting principles from those in effect with respect to GEFA, its Subsidiaries and the GE Affiliates that comprise the Genworth Group immediately prior to the Closing Date, and will give GE notice immediately following adoption of any such changes that are mandated or required by the SEC, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board.  In connection therewith, Genworth will consult with GE and, if requested by GE, Genworth will consult with the GE Auditors with respect thereto.  As to material changes in accounting principles that could affect GE, Genworth will not make any such changes without GE’s prior written consent, excluding changes that are mandated or required by the SEC, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board, if such a change would be sufficiently material to be required to be disclosed in Genworth’s financial statements as filed with the SEC or otherwise publicly disclosed therein.  If GE so requests, Genworth will be required to obtain the concurrence of the Genworth Auditors as to such material change prior to its implementation.  GE will use its reasonable best efforts to promptly respond to any request by Genworth to make a change in accounting principles and, in any event, in sufficient time to enable Genworth to comply with its obligations under Section 4.1.

(c)         Management Certification.  Genworth’s chief executive officer and Genworth’s chief financial or accounting officer shall submit quarterly representations substantially in the form furnished to GE by GEI prior to the Closing Date (with such changes thereto prescribed by GE consistent with representations furnished to GE by other Subsidiaries of GE or as otherwise required by changes to applicable Law or stock exchange requirements) attesting to the accuracy and completeness of the financial and accounting records referred to therein in all material respects.

(d)        Monthly and Other Financial Information.  Genworth shall furnish to GE the intercompany information in the form and detail, and within the time periods, set forth in Schedule 4.8 and furnished by GEFA to GE prior to the Closing Date.  With reasonable promptness, Genworth shall deliver to GE such additional financial and other information and data with respect to Genworth and its Subsidiaries and their business, properties, financial position, results of operations and prospects as from time to time may be reasonably requested by GE.

(e)         Operating Review Process.  Genworth shall conduct its own strategic and operational review process on the same schedule on which GE conducts its strategic and operational review process.  GE acknowledges that, as a supplement to the information furnished by Genworth to GE pursuant to Section 4.3, GE shall conduct its strategic and operational reviews of Genworth through participation in meetings or other activities of the Genworth board of directors by the members of Genworth’s board of directors that are elected by GE.  To facilitate GE’s participation in the process in this manner, Genworth shall hold all of its regularly scheduled board meetings at which its strategic and operational reviews are discussed within a time frame consistent with GE’s strategic and operational review process.  GE shall make a good faith attempt to conduct all other reviews of Genworth’s operations, affairs, finances or results (other than those required to comply with applicable financial reporting requirements or its customary financial reporting practices) through participation in meetings or other activities of the Genworth board of directors by the members of Genworth’s board of directors that are elected by GE.  In connection with strategic, operational or other reviews, relevant GE personnel other than the members of Genworth’s board of directors elected by GE may participate at GE’s invitation.  GE will notify Genworth in advance of any such additional attendees.

4.9           Accountants’ Reports.  Promptly, but in no event later than five Business Days following the receipt thereof, Genworth shall deliver to GE copies of all reports submitted to Genworth or any of its Subsidiaries by their independent certified public accountants, including, without limitation, each report submitted to Genworth or any of its subsidiaries concerning its accounting practices and systems and any comment letter submitted to management in connection with their annual audit and all responses by management to such reports and letters.

4.10         Agreement for Exchange of Information; Archives.

(a)         Each of GE and Genworth, on behalf of its respective Group, agrees to provide, or cause to be provided, to the other Group, at any time before or after the Closing Date, as soon as reasonably practicable after written request therefor, any Information in the possession or under the control of such respective Group which the requesting party reasonably needs (i) to comply with reporting, disclosure, filing or other requirements imposed on the requesting party (including under applicable securities or tax Laws) by a Governmental Authority having jurisdiction over the requesting party, (ii) for use in any other judicial, regulatory, administrative, tax or other proceeding or in order to satisfy audit, accounting, claims, regulatory, litigation, tax or other similar requirements, in each case other than claims or allegations that one party to this Agreement has against the other, or (iii) subject to the foregoing clause (ii), to comply with its obligations under this Agreement or any Transaction Document; provided, however, that in the event that any party determines that any such provision of Information could be commercially detrimental, violate any Law or agreement, or waive any attorney-client privilege, the parties shall take all reasonable measures to permit the compliance with such obligations in a manner that avoids any such harm or consequence.

(b)        After the Closing Date, Genworth shall have access during regular business hours (as in effect from time to time) to the documents and objects of historic significance that relate to the Genworth Business that are located in archives retained or maintained by any member of the GE Group.  Genworth may obtain copies (but not originals unless it is a Genworth Asset) of documents for bona fide business purposes and may obtain objects for exhibition purposes for commercially reasonable periods of time if required for bona fide business purposes, provided that Genworth shall cause any such objects to be returned promptly in the same condition in which they were delivered to Genworth and Genworth shall comply with any rules, procedures or other requirements, and shall be subject to any restrictions (including prohibitions on removal of specified objects), that are then applicable to GE.  Genworth shall pay the applicable fee or rate per hour for archives research services (subject to increase from time to time to reflect rates then in effect for GE generally).  Nothing herein shall be deemed to restrict the access of any member of the GE Group to any such documents or objects or to impose any liability on any member of the GE Group if any such documents or objects are not maintained or preserved by GE.

(c)         After the Closing Date, GE shall have access during regular business hours (as in effect from time to time) to the documents and objects of historic significance that relate to the businesses of any member of the GE Group that are located in archives retained or maintained by any member of the Genworth Group.  GE may obtain copies (but not originals unless it is not a Genworth Asset) of documents for bona fide business purposes and may obtain objects for exhibition purposes for commercially reasonable periods of time if required for bona fide business purposes, provided that GE shall cause any such objects to be returned promptly in the same condition in which they were delivered to GE and GE shall comply with any rules, procedures or other requirements, and shall be subject to any restrictions (including prohibitions on removal of specified objects), that are then applicable to Genworth.  GE shall pay the applicable fee or rate per hour for archives research services (subject to increase from time to time to reflect rates then in effect for Genworth generally).  Nothing herein shall be deemed to restrict the access of any member of the Genworth Group to any such documents or objects or to impose any liability on any member of the Genworth Group if any such documents or objects are not maintained or preserved by Genworth.

4.11         Ownership of Information.  Any Information owned by one Group that is provided to a requesting party pursuant to Section 4.10 shall be deemed to remain the property of the providing party.  Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information.

4.12         Compensation for Providing Information.  The party requesting Information agrees to reimburse the other party for the reasonable out-of-pocket costs, if any, of creating, gathering and copying such Information, to the extent that such costs are incurred for the benefit of the requesting party.  Except as may be otherwise specifically provided elsewhere in this Agreement or in any other agreement between the parties, such costs shall be computed in accordance with the providing party’s standard methodology and procedures.

4.13         Record Retention.  To facilitate the possible exchange of Information pursuant to this Article IV and other provisions of this Agreement after the Closing Date, the parties agree to use their commercially reasonable efforts to retain all Information in their respective possession or control in accordance with the policies of GE as in effect on the Closing Date or such other policies as may be reasonably adopted by the appropriate party after the Closing Date.  No party will destroy, or permit any of its Subsidiaries to destroy, any Information which the other party may have the right to obtain pursuant to this Agreement prior to the fifth anniversary of the date hereof without first using its reasonable efforts to notify the other party of the proposed destruction and giving the other party the opportunity to take possession of such Information prior to such destruction; provided, however, that in the case of any Information relating to Taxes or employee benefits, such period shall be extended to the expiration of the applicable statute of limitations (giving effect to any extensions thereof); provided further, however, no party will destroy, or permit any of its Subsidiaries to destroy, any Information required to be retained by applicable Law.

4.14         Liability.  No party shall have any liability to any other party in the event that any Information exchanged or provided pursuant to this Agreement which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate in the absence of willful misconduct by the party providing such Information. No party shall have any liability to any other party if any Information is destroyed after commercially reasonable efforts by such party to comply with the provisions of Section 4.13.

4.15         Other Agreements Providing for Exchange of Information.

(a)         The rights and obligations granted under this Article IV are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange, retention or confidential treatment of Information set forth in any Transaction Document.

(b)        When any Information provided by one Group to the other (other than Information provided pursuant to Section 4.13) is no longer needed for the purposes contemplated by this Agreement or any other Transaction Document or is no longer required to be retained by applicable Law, the receiving party will promptly after request of the other party either return to the other party all Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other party that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon).

4.16         Production of Witnesses; Records; Cooperation.

(a)         After the Closing Date, except in the case of an adversarial Action by one party against another party, each party hereto shall use its reasonable efforts to make available to each other party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any Action or IP Application in which the requesting party may from time to time be involved, regardless of whether such Action or IP Application is a matter with respect to which indemnification may be sought hereunder.  The requesting party shall bear all costs and expenses in connection therewith.

(b)        If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third Party Claim, the other parties shall make available to such Indemnifying Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available, to the extent that any such person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with such defense, settlement or compromise, or the prosecution, evaluation or pursuit thereof, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

(c)         Without limiting the foregoing, the parties shall cooperate and consult to the extent reasonably necessary with respect to any Actions.

(d)        Without limiting any provision of this Section, each of the parties agrees to cooperate, and to cause each member of its respective Group to cooperate, with each other in the defense of any infringement or similar claim with respect any intellectual property and shall not claim to acknowledge, or permit any member of its respective Group to claim to acknowledge, the validity or infringing use of any intellectual property of a third Person in a manner that would hamper or undermine the defense of such infringement or similar claim except as required by Law.

(e)         The obligation of the parties to provide witnesses pursuant to this Section 4.16 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses inventors and other officers without regard to whether the witness or the employer of the witness could assert a possible business conflict (subject to the exception set forth in the first sentence of Section 4.16(a)).

(f)         In connection with any matter contemplated by this Section 4.16, the parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege, work product immunity or other applicable privileges or immunities of any member of any Group.

4.17         Privilege.  The provision of any information pursuant to this Article IV shall not be deemed a waiver of any privilege, including privileges arising under or related to the attorney-client privilege or any other applicable privileges (a “Privilege”).  Following the Closing Date, neither Genworth or its Subsidiaries nor GE or its Subsidiaries will be required to provide any information pursuant to this Article IV if the provision of such information would serve as a waiver of any Privilege afforded such information.

ARTICLE V

RELEASE; INDEMNIFICATION

5.1           Release of Pre-Closing Claims.

(a)         Except as provided in (i) Section 5.1(c), (ii) any exceptions to the indemnification provisions of Sections 5.2, 5.3 and 5.4, and (iii) any Transaction Document, effective as of the Closing Date, Genworth does hereby, for itself and each other member of the Genworth Group, their respective Affiliates, successors and assigns, and all Persons who at any time prior to the Closing Date have been directors, officers, agents or employees of any member of the Genworth Group (in each case, in their respective capacities as such), remise, release and forever discharge GE and the other members of the GE Group, their respective Affiliates, successors and assigns, and all Persons who at any time prior to the Closing Date have been stockholders, directors, officers, agents or employees of any member of the GE Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at Law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of Law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Closing Date, including in connection with the transactions and all other activities to implement the Separation, the Initial Public Offering and any of the other transactions contemplated hereunder and under the Transaction Documents.

(b)        Except as provided in (i) Section 5.1(c), (ii) any exceptions to the indemnification provisions of Sections 5.2, 5.3 and 5.4, and (iii) any Transaction Document, effective as of the Closing Date, GE does hereby, for itself and each other member of the GE Group, their respective Affiliates, successors and assigns, and all Persons who at any time prior to the Closing Date have been stockholders, directors, officers, agents or employees of any member of the GE Group (in each case, in their respective capacities as such), remise, release and forever discharge Genworth, the respective members of the Genworth Group, their respective Affiliates, successors and assigns, and all Persons who at any time prior to the Closing Date have been stockholders, directors, officers, agents or employees of any member of the Genworth Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at Law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of Law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Closing Date, including in connection with the transactions and all other activities to implement the Separation, the Initial Public Offering and any of the other transactions contemplated hereunder and under the Transaction Documents.

(c)         Nothing contained in Section 5.1(a) or Section 5.1(b) shall impair any right of any Person to enforce this Agreement, any Transaction Document or any agreements, arrangements, commitments or understandings that are specified in Section 2.4(b) or the applicable Schedules thereto not to terminate as of the Closing Date, in each case in accordance with its terms. Nothing contained in Section 5.1(a) or Section 5.1(b) shall release any Person from:

(i)            any Liability provided in or resulting from any agreement among any members of the GE Group or the Genworth Group that is specified in Section 2.4(b) or the applicable Schedules thereto not to terminate as of the Closing Date, or any other Liability specified in such Section 2.4(b) not to terminate as of the Closing Date;

(ii)           any Liability, contingent or otherwise, assumed, transferred, assigned or allocated to the Group of which such Person is a member in accordance with, or any other Liability of any member of any Group under, this Agreement or any Transaction Document;

(iii)          any Liability for the sale, lease, construction or receipt of goods, property or services purchased, obtained or used in the ordinary course of business by a member of one Group from a member of the other Group prior to the Closing Date;

(iv)          any Liability for unpaid amounts for products or services or refunds owing on products or services due on a value-received basis for work done by a member of one Group at the request or on behalf of a member of the other Group; or

(v)           any Liability that the parties may have with respect to indemnification or contribution pursuant to this Agreement or otherwise for claims brought against the parties by third Persons, which Liability shall be governed by the provisions of this Article V and, if applicable, the appropriate provisions of the Transaction Documents.

In addition, nothing contained in Section 5.1(a) shall release GE from indemnifying any director, officer or employee of Genworth who was a director, officer or employee of GE or any of its Affiliates on or prior to the Closing Date, to the extent such director, officer or employee is or becomes a named defendant in any Action with respect to which he or she was entitled to such indemnification pursuant to then existing obligations.

(d)        Genworth shall not make, and shall not permit any member of the Genworth Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against GE or any member of the GE Group, or any other Person released pursuant to Section 5.1(a), with respect to any Liabilities released pursuant to Section 5.1(a).  GE shall not, and shall not permit any member of the GE Group, to make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification against Genworth or any member of the Genworth Group, or any other Person released pursuant to Section 5.1(b), with respect to any Liabilities released pursuant to Section 5.1(b).

(e)         It is the intent of each of GE and Genworth, by virtue of the provisions of this Section 5.1, to provide for a full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the Closing Date, between or among Genworth or any member of the Genworth Group, on the one hand, and GE or any member of the GE Group, on the other hand (including any contractual agreements or arrangements existing or alleged to exist between or among any such members on or before the Closing Date), except as expressly set forth in Sections 5.1 (a), (b) and (c).  At any time, at the request of any other party, each party shall cause each member of its respective Group to execute and deliver releases reflecting the provisions hereof.

5.2           General Indemnification by Genworth.  Except as provided in Section 5.5, Genworth shall, and shall cause the other members of the Genworth Group to, indemnify defend and hold harmless on an After-Tax Basis each member of the GE Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “GE Indemnified Parties”), from and against any and all Liabilities of the GE Indemnified Parties relating to, arising out of or resulting from any of the following items (without duplication):

(a)         the failure of Genworth or any other member of the Genworth Group or any other Person to pay, perform or otherwise promptly discharge any Genworth Liabilities or Genworth Contract in accordance with its respective terms, whether prior to or after the Closing Date;

(b)        any Genworth Liability or any Genworth Contract;

(c)         the GE Guarantees and, except to the extent it relates to an Excluded Liability, any other guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding by any member of the GE Group for the benefit of any member of the Genworth Group that survives the Closing;

(d)        any breach by any member of the Genworth Group of this Agreement or any of the Transaction Documents (other than the Transaction Documents set forth on Schedule 5.2(d)) or any action by Genworth in contravention of its Charter or Amended and Restated Bylaws; and

(e)         any untrue statement or alleged untrue statement of a material fact contained in any GE Public Filing or any other document filed with the SEC by any member of the GE Group pursuant to the Securities Act or the Exchange Act, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that those Liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information that is either furnished to any of the GE Indemnified Parties by any member of the Genworth Group or incorporated by reference by any GE Indemnified Party from any filings made by any member of the Genworth Group with the SEC pursuant to the Securities Act or the Exchange Act, and then only if that statement or omission was made or occurred after the Closing Date.

5.3           General Indemnification by GE.  Except as provided in Section 5.5, GE shall indemnify, defend and hold harmless on an After-Tax Basis each member of the Genworth Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Genworth Indemnified Parties”), from and against any and all Liabilities of the Genworth Indemnified Parties relating to, arising out of or resulting from any of the following items (without duplication):

(a)         the failure of any member of the GE Group or any other Person to pay, perform or otherwise promptly discharge any Liabilities of the GE Group other than the Genworth Liabilities, whether prior to or after the Closing Date or the date hereof;

(b)        any Excluded Liability or any Liability of a member of the GE Group other than the Genworth Liabilities;

(c)         any breach by any member of the GE Group of this Agreement or any of the Transaction Documents (other than the Transaction Documents set forth on Schedule 5.3(c)); and

(d)        any untrue statement or alleged untrue statement of a material fact contained in any document filed with the SEC by any member of the Genworth Group pursuant to the Securities Act or the Exchange Act other than the Registration Statements, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that those Liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information that is either furnished to any member of the Genworth Indemnified Parties by any member of the GE Group or incorporated by reference by any Genworth Indemnified Party from any GE Public Filings or any other document filed with the SEC by any member of the GE Group pursuant to the Securities Act or the Exchange Act.

5.4           Registration Statement Indemnification.

(a)         Genworth agrees to indemnify and hold harmless on an After-Tax Basis the GE Indemnified Parties and each Person, if any, who controls any member of the GE Group within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Registration Indemnified Parties”) from and against any and all Liabilities arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with (i) the information set forth in the IPO Registration Statement, the Equity Units Registration

Statement, and the Series A Preferred Stock Registration Statement that is described on Schedule 5.4 and (ii) information relating to any underwriter furnished in writing to Genworth by or on behalf of such underwriter expressly for use in the Registration Statement or Prospectus.

(b)        Each Registration Indemnified Party agrees, severally and not jointly, to indemnify and hold harmless on an After-Tax Basis Genworth and its Subsidiaries and any of their respective directors or officers who sign any Registration Statement, and any person who controls Genworth within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Genworth to each Registration Indemnified Party, but only with respect to the information set forth in the IPO Registration Statement, the Equity Units Registration Statement, and the Series A Preferred Stock Registration Statement that is described on Schedule 5.4.  For purposes of this Section 5.4(b), any information relating to any underwriter that is contained in a Registration Statement or Prospectus shall not be deemed to be information relating to a Registration Indemnified Party.  If any Action shall be brought against Genworth or its Subsidiaries, any of their respective directors or officers, or any such controlling person based on any Registration Statement or Prospectus and in respect of which indemnity may be sought against a Registration Indemnified Party pursuant to this paragraph (b), such Registration Indemnified Party shall have the rights and duties given to Genworth by Section 5.5 hereof (except that if Genworth shall have assumed the defense thereof, such Registration Indemnified Party shall not be required to, but may, employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Registration Indemnified Party’s expense), and Genworth, its directors or officers, and any such controlling person shall have the rights and duties given to such Registration Indemnified Party by Section 5.5 hereof.

5.5           Contribution.

(a)         If the indemnification provided for in this Article V is unavailable to, or insufficient to hold harmless on an After-Tax Basis, an indemnified party under Section 5.2(e), Section 5.3(d) or Section 5.4 hereof in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in Liabilities as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  For the purposes of this Section 5.5(a), the information set forth in the IPO Registration Statement, the Equity Units Registration Statement, and the Series A Preferred Stock Registration Statement that is described on Schedule 5.4 shall be the only “information supplied by” such Registration Indemnified Parties.

(b)        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (a) above. The amount paid or payable by an indemnified party as a result of the Liabilities referred to in paragraph (a) above, shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any Action.  Notwithstanding the provisions of this Section 5.5, a Registration Indemnified Party shall not be required to contribute any amount in excess of the amount by which the proceeds to such Registration Indemnified Party exceeds the amount of any damages which such Registration Indemnified Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.6           Indemnification Obligations Net of Insurance Proceeds and Other Amounts, On an After-Tax Basis.

(a)         Any Liability subject to indemnification or contribution pursuant to this Article V will be net of Insurance Proceeds that actually reduce the amount of the Liability and will be determined on an After-Tax Basis.  Accordingly, the amount which any party (an “Indemnifying Party”) is required to pay to any Person entitled to indemnification hereunder (an “Indemnified Party”) will be reduced by any Insurance Proceeds theretofore actually recovered by or on behalf of the Indemnified Party in respect of the related Liability.  If an Indemnified Party receives a payment (an “Indemnity Payment”) required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives Insurance Proceeds, then the Indemnified Party will pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds had been received, realized or recovered before the Indemnity Payment was made.

(b)        An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto.  The Indemnified Party shall use its commercially reasonable efforts to seek to collect or recover any third-party (which shall not include any captive insurance subsidiary other than Electric Insurance Company to the extent it is a captive insurance subsidiary) Insurance Proceeds (other than Insurance Proceeds under an arrangement where future premiums are adjusted to reflect prior claims in excess of prior premiums) to which the Indemnified Party is entitled in connection with any Liability for which the Indemnified Party seeks indemnification pursuant to this Article V; provided that the Indemnified Party’s inability to collect or recover any such Insurance Proceeds shall not limit the Indemnifying Party’s obligations hereunder.

(c)         The term “After-Tax Basis” as used in this Article V means that, in determining the amount of the payment necessary to indemnify any party against, or reimburse any party for, Liabilities, the amount of such Liabilities will be determined net of any reduction in Tax derived by the indemnified party as the result of sustaining or paying such Liabilities, and the amount of such indemnification payment will be increased (i.e., “grossed up”) by the amount necessary to satisfy any income or franchise Tax liabilities incurred by the indemnified party as a result of its receipt of, or right to receive, such indemnification payment (as so increased), so that the indemnified party is put in the same net after-Tax economic position as if it had not incurred such Liabilities, in each case without taking into account any impact on the tax basis that an indemnified party has in its assets.

5.7           Procedures for Indemnification of Third Party Claims.

(a)         If an Indemnified Party shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Authority) who is not a member of the GE Group or the Genworth Group of any claim or of the commencement by any such Person of any Action (collectively, a “Third Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnified Party pursuant to Section 5.2, Section 5.3 or Section 5.4, or any other Section of this Agreement or any Transaction Document, such Indemnified Party shall give such Indemnifying Party written notice thereof within 20 days after becoming aware of such Third Party Claim.  Any such notice shall describe the Third Party Claim in reasonable detail.  Notwithstanding the foregoing, the failure of any Indemnified Party or other Person to give notice as provided in this Section 5.7(a) shall not relieve the Indemnifying Party of its obligations under this Article V, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice.

(b)        An Indemnifying Party may elect to defend (and to seek to settle or compromise), at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any Third Party Claim.  Within 30 days after the receipt of notice from an Indemnified Party in accordance with Section 5.7(a) (or sooner, if the nature of such Third Party Claim so requires), the Indemnifying Party shall notify the Indemnified Party of its election whether the Indemnifying Party will assume responsibility for defending such Third Party Claim, which election shall specify any reservations or exceptions.  After notice from an Indemnifying Party to an Indemnified Party of its election to assume the defense of a Third Party Claim, such Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party except as set forth in the next sentence.  If the Indemnifying Party has elected to assume the defense of the Third Party Claim but has specified, and continues to assert, any reservations or exceptions in such notice, then, in any such case, the reasonable fees and expenses of one separate counsel for all Indemnified Parties shall be borne by the Indemnifying Party, but the Indemnifying Party shall be entitled to reimbursement by the Indemnified Party for payment of any such fees and expenses to the extent that it establishes that such reservations and exceptions were proper.

(c)         If an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim, or fails to notify an Indemnified Party of its election as provided in Section 5.7(b), such Indemnified Party may defend such Third Party Claim at the cost and expense of the Indemnifying Party.

(d)        Unless the Indemnifying Party has failed to assume the defense of the Third Party Claim in accordance with the terms of this Agreement, no Indemnified Party may settle or compromise any Third Party Claim without the consent of the Indemnifying Party.  No Indemnifying Party shall consent to entry of any judgment or enter into any settlement of any pending or threatened Third Party Claim in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party without the consent of the Indemnified Party if (i) the effect thereof is to permit any injunction, declaratory judgment, other order or other nonmonetary relief to be entered, directly or indirectly against such Indemnified Party and (ii) such settlement does not include an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Third Party Claim.

(e)         The provisions of this Section 5.7 shall not apply to Taxes (which are covered by the Tax Matters Agreement).

5.8           Additional Matters.

(a)         Indemnification or contribution payments in respect of any Liabilities for which an Indemnified Party is entitled to indemnification or contribution under this Article V shall be paid by the Indemnifying Party to the Indemnified Party as such Liabilities are incurred upon demand by the Indemnified Party, including reasonably satisfactory documentation setting forth the basis for the amount of such indemnification or contribution payment, including documentation with respect to calculations made on an After-Tax Basis and consideration of any Insurance Proceeds that actually reduce the amount of such Liabilities.  The indemnity and contribution agreements contained in this Article V shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnified Party; (ii) the knowledge by the Indemnified Party of Liabilities for which it might be entitled to indemnification or contribution hereunder; and (iii) any termination of this Agreement.

(b)        Any claim on account of a Liability which does not result from a Third Party Claim shall be asserted by written notice given by the Indemnified Party to the applicable Indemnifying Party.  Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto.  If such Indemnifying Party does not respond within such 30-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment.  If such Indemnifying Party does not respond within such 30-day period or rejects such claim in whole or in part, such Indemnified Party shall be free to pursue such remedies as may be available to such party as contemplated by this Agreement and the Transaction

Documents without prejudice to its continuing rights to pursue indemnification or contribution hereunder.

(c)         If payment is made by or on behalf of any Indemnifying Party to any Indemnified Party in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnified Party as to any events or circumstances in respect of which such Indemnified Party may have any right, defense or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person.  Such Indemnified Party shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

(d)        In an Action in which the Indemnifying Party is not a named defendant, if either the Indemnified Party or Indemnifying Party shall so request, the parties shall endeavor to substitute the Indemnifying Party for the named defendant if they conclude that substitution is desirable and practical.  If such substitution or addition cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in this section, and the Indemnifying Party shall fully indemnify the named defendant against all costs of defending the Action (including court costs, sanctions imposed by a court, attorneys’ fees, experts fees and all other external expenses), the costs of any judgment or settlement, and the cost of any interest or penalties relating to any judgment or settlement.

(e)         The provisions of this Section 5.8 shall not apply to Taxes and related matters covered under Section 16 of the Tax Matters Agreement.

5.9           Remedies Cumulative; Limitations of Liability.  The rights provided in this Article V shall be cumulative and, subject to the provisions of Article VII, shall not preclude assertion by any Indemnified Party of any other rights or the seeking of any and all other remedies against any Indemnifying Party.  Notwithstanding the foregoing, neither Genworth or its Affiliates, on the one hand, nor any GE Party, on the other hand, shall be liable to the other for any special, indirect, incidental, punitive, consequential, exemplary, statutorily-enhanced or similar damages in excess of compensatory damages (provided that any such liability with respect to a Third Party Claim shall be considered direct damages) of the other arising in connection with the Transactions; provided, however, that the foregoing limitation of liability shall not apply to the Reinsurance-Related Documents, the Business Services Agreement or the UFLIC ESG Services Agreement to the extent the terms thereof are inconsistent with such limitation of liability.

5.10         Survival of Indemnities.  The rights and obligations of each of GE and Genworth and their respective Indemnified Parties under this Article V shall survive the sale or other transfer by any party of any Assets or businesses or the assignment by it of any Liabilities.

ARTICLE VI

OTHER AGREEMENTS

6.1           Further Assurances.

(a)         In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto will cooperate with each other and use (and will cause their respective Subsidiaries and Affiliates to use) commercially reasonable efforts, prior to, on and after the Closing Date, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable Law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement and the Transaction Documents.

(b)        Without limiting the foregoing, prior to, on and after the Closing Date, each party hereto shall cooperate with the other parties, and without any further consideration, but at the expense of the requesting party from and after the Closing Date, to execute and deliver, or use its commercially reasonable efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument (including any Consents or Governmental Approvals), and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement and the Transaction Documents, in order to effectuate the provisions and purposes of this Agreement and the Transaction Documents and the transfers of the Genworth Assets and the assignment and assumption of the Genworth Liabilities and the other transactions contemplated hereby and thereby.  Without limiting the foregoing, each party will, at the reasonable request, cost and expense of any other party, take such other actions as may be reasonably necessary to vest in such other party good and marketable title to the Assets allocated to such party under this Agreement or any of the Transaction Documents, free and clear of any Security Interest, if and to the extent it is practicable to do so.

(c)         On or prior to the Closing Date, GE and Genworth in their respective capacities as direct and indirect stockholders of their respective Subsidiaries, shall each ratify any actions that are reasonably necessary or desirable to be taken by GE, Genworth or any other Subsidiary of GE or Genworth, as the case may be, to effectuate the transactions contemplated by this Agreement.  On or prior to the Closing Date, GEFAHI and Genworth shall take all actions as may be necessary to approve the stock-based employee benefit plans of Genworth in order to satisfy the requirements of Rule 16b-3 under the Exchange Act and the applicable rules and regulations of The New York Stock Exchange.

6.2           Confidentiality.

(a)         From and after the Closing, subject to Section 6.2(c) and except as contemplated by this Agreement or any Transaction Document, the GE Parties shall not, and shall cause their respective Affiliates and their respective officers, directors, employees, and other agents and representatives, including attorneys, agents, customers, suppliers, contractors, consultants and other representatives of any Person providing financing (collectively, “Representatives”), not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than Representatives of such party or of its Affiliates who reasonably need to know such information in providing services to any member of the GE Group or use or otherwise exploit for its own benefit or for the benefit of any third party, any Genworth Confidential Information.  If any disclosures are made in connection with providing services to any member of the GE Group under this Agreement or any Transaction Document, then the Genworth Confidential Information so disclosed shall be used only as required to perform the services.  The GE Parties shall use the same degree of care to prevent and restrain the unauthorized use or disclosure of the Genworth Confidential Information by any of their Representatives as they currently use for their own confidential information of a like nature, but in no event less than a reasonable standard of care.  For purposes of this Section 6.2, any Information, material or documents relating to the Genworth Business currently or formerly conducted, or proposed to be conducted, by any member of the Genworth Group furnished to or in possession of the GE Parties, irrespective of the form of communication, and all notes, analyses, compilations, forecasts, data, translations, studies, memoranda or other documents prepared by the GE Parties or their respective officers, directors and Affiliates, that contain or otherwise reflect such information, material or documents is hereinafter referred to as  “Genworth Confidential Information.”  “Genworth Confidential Information” does not include, and there shall be no obligation hereunder with respect to, information that (i) is or becomes generally available to the public, other than as a result of a disclosure by any of the GE Parties not otherwise permissible hereunder, (ii) such GE Party can demonstrate was or became available to such GE Party from a source other than Genworth or its Affiliates or (iii) is developed independently by such GE Party without reference to the Genworth Confidential Information; provided, however, that, in the case of clause (ii), the source of such information was not known by the GE Parties to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, Genworth or any member of the Genworth Group with respect to such information.

(b)        From and after the Closing, subject to Section 6.2(c) and except as contemplated by this Agreement or any Transaction Document, Genworth shall not, and shall cause its Affiliates and their respective Representatives, not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than Representatives of such party or of its Affiliates who reasonably need to know such information in providing services to Genworth or any member of the Genworth Group or use or otherwise exploit for its own benefit or for the benefit of any third party, any GE Confidential Information.  If any disclosures are made in connection with providing services to any member of the Genworth Group under this Agreement or any Transaction Document, then the GE Confidential Information so disclosed shall be used only as required to perform the services.  The Genworth Group shall use the same degree of care to prevent and restrain the unauthorized use or disclosure of the GE

Confidential Information by any of their Representatives as they currently use for their own confidential information of a like nature, but in no event less than a reasonable standard of care.  For purposes of this Section 6.2, any Information, material or documents relating to the businesses currently or formerly conducted, or proposed to be conducted, by GE or any of its Affiliates (other than any member of the Genworth Group) furnished to or in possession of any member of the Genworth Group, irrespective of the form of communication, and all notes, analyses, compilations, forecasts, data, translations, studies, memoranda or other documents prepared by Genworth, any member of the Genworth Group or their respective officers, directors and Affiliates, that contain or otherwise reflect such information, material or documents is hereinafter referred to as  “GE Confidential Information.”  “GE Confidential Information” does not include, and there shall be no obligation hereunder with respect to, information that (i) is or becomes generally available to the public, other than as a result of a disclosure by any member of the Genworth Group not otherwise permissible hereunder, (ii) Genworth can demonstrate was or became available to Genworth from a source other than the GE Parties and their respective Affiliates or (iii) is developed independently by such member of the Genworth Group without reference to the GE Confidential Information; provided, however, that, in the case of clause (ii), the source of such information was not known by Genworth to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, any of the GE Parties or their respective Affiliates with respect to such information.

(c)         If any of the GE Parties or their respective Affiliates, on the one hand, or Genworth or its Affiliates, on the other hand, are requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) by any Governmental Authority or pursuant to applicable Law to disclose or provide any Genworth Confidential Information or GE Confidential Information (other than with respect to any such information furnished pursuant to the provisions of Article IV of this Agreement), as applicable, the entity or person receiving such request or demand shall use all reasonable efforts to provide the other party with written notice of such request or demand as promptly as practicable under the circumstances so that such other party shall have an opportunity to seek an appropriate protective order.  The party receiving such request or demand agrees to take, and cause its representatives to take, at the requesting party’s expense, all other reasonable steps necessary to obtain confidential treatment by the recipient.  Subject to the foregoing, the party that received such request or demand may thereafter disclose or provide any Genworth Confidential Information or GE Confidential Information, as the case may be, to the extent required by such Law (as so advised by counsel) or by lawful process or such Governmental Authority.

6.3           Insurance Matters.

(a)         Members of the Genworth Group will continue to have coverage under GE’s insurance program until the Trigger Date.  Schedule 6.3 sets forth the current Insurance Policies in GE’s insurance program, and the amounts payable by Genworth to GE under each such Insurance Policy for the 2004 fiscal year.  Members of the Genworth Group will pay retrospective premium adjustments under each such

Insurance Policy based on their loss experience under the Insurance Policy and in accordance with GE’s pricing methodologies.  Except as otherwise set forth on Schedule 6.3, the members of the Genworth Group will have coverage under all Insurance Policies with respect to periods prior to the Trigger Date in accordance with the terms of each such Insurance Policy.  GE and Genworth agree to cooperate in good faith to provide for an orderly transition of insurance coverage from the Closing Date through the Trigger Date, and for the treatment of any Insurance Policies that will remain in effect following the Trigger Date on a mutually agreeable basis.  Genworth may cancel coverage under any Insurance Policy by written notice to GE at least sixty (60) days prior to such cancellation.  In no event shall GE, any other member of the GE Group or any GE Indemnified Party have liability or obligation whatsoever to any member of the Genworth Group if any Insurance Policy or other contract or policy of insurance shall be terminated or otherwise cease to be in effect or for any reason shall be unavailable or inadequate to cover any Liability of any member of the Genworth Group for any reason whatsoever or shall not be renewed or extended beyond the current expiration date.  GE shall provide notice to Genworth promptly upon its becoming aware that any Insurance Policy has been terminated or is otherwise no longer in effect or is reasonably likely to be terminated or otherwise cease to be in effect.

(b)        (i)            Except as otherwise provided in any Transaction Document, the parties intend by this Agreement that Genworth and each other member of the Genworth Group be successors-in-interest to all rights that any member of the Genworth Group may have as of the Closing Date as a subsidiary, affiliate, division or department of GE prior to the Closing Date under any policy of insurance issued to GE by any insurance carrier or under any agreements related to such policies executed and delivered prior to the Closing Date, including any rights such member of the Genworth Group may have, as an insured or additional named insured, subsidiary, affiliate, division or department, to avail itself of any such policy of insurance or any such agreements related to such policies as in effect prior to the Closing Date. At the request of Genworth, GE shall take all reasonable steps, including the execution and delivery of any instruments, to effect the foregoing; provided, however that GE shall not be required to pay any amounts, waive any rights or incur any Liabilities in connection therewith.

(ii)           Except as otherwise contemplated by any Transaction Document, after the Closing Date, none of GE or Genworth or any member of their respective Groups shall, without the consent of the other, provide any such insurance carrier with a release, or amend, modify or waive any rights under any such policy or agreement, if such release, amendment, modification or waiver would adversely affect any rights or potential rights of any member of the other Group thereunder; provided, however that the foregoing shall not (A) preclude any member of any Group from presenting any claim or from exhausting any policy limit, (B) require any member of any Group to pay any premium or other amount or to incur any Liability, or (C) require any member of any Group to renew, extend or continue any policy in force. Each of Genworth and GE will share such information as is reasonably necessary in order to permit the other to manage and conduct its insurance matters in an orderly fashion.

(c)         This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a contract of insurance and shall not be construed to waive any right or remedy of any member of the GE Group in respect of any Insurance Policy or any other contract or policy of insurance.

(d)        Genworth does hereby, for itself and each other member of the Genworth Group, agree that no member of the GE Group or any GE Indemnified Party shall have any Liability whatsoever to Genworth or any other member of the Genworth Group as a result of the insurance policies and practices of GE and its Affiliates as in effect at any time prior to the Closing Date, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise.

(e)         Nothing in this Agreement shall be deemed to restrict any member of the Genworth Group from acquiring at its own expense any other insurance policy in respect of any Liabilities or covering any period; provided that Genworth shall give GE prompt written notice of any such insurance policy acquired prior to the Trigger Date.

6.4           Allocation of Costs and Expenses.  GE shall pay (or, to the extent incurred by and paid for by any member of the Genworth Group, will promptly reimburse such party for any and all amounts so paid) for all out-of-pocket fees, costs and expenses incurred by Genworth or any member of the GE Group prior to and simultaneously with the consummation of the Initial Public Offering in connection with the Transactions, including (a) the preparation and negotiation of this Agreement, each Transaction Document (unless otherwise expressly provided therein), the Genworth Bridge Loan, the Genworth Credit Facilities, the Genworth Senior Notes and the $1.0 billion Genworth commercial paper facility and all other documentation related to the Transactions and all related transactions, (b) the preparation and execution or filing of any and all other documents, agreements, forms, applications, contracts or consents associated with the Transactions and all related transactions, (c) the preparation and filing of Genworth’s and its Subsidiaries’ organizational documents, (d) the preparation, printing and filing of any Registration Statement, including all fees and expenses of complying with applicable federal, state or foreign securities Laws and domestic or foreign securities exchange rules and regulations, together with fees and expenses of counsel retained to effect such compliance, (e) the preparation, printing and distribution of each Prospectus, (f) the private letter ruling from the Internal Revenue Service sought in connection with the Transactions, (g) the initial listing of the Genworth Common Stock, the Series A Preferred Stock and the Genworth Equity Units on The New York Stock Exchange, (h) the fees and expenses of KPMG LLP incurred in connection with the IPO Registration Statement (excluding core-audit fees and expenses of KPMG LLP), (i) the fees and expenses of PricewaterhouseCoopers LLP incurred in connection with the Initial Public Offering and Genworth’s second quarter financial closing (including all such fees and expenses incurred through July 15, 2004) and (j) the preparation (including, but not limited to, the printing of documents) and implementation of Genworth’s or its Subsidiaries’ employee benefit plans, retirement plans and equity-based plans.  In addition, GE shall pay (or, to the extent incurred by and paid for by any member of the Genworth Group, will promptly reimburse such party for any and all amounts so paid) for all out-of-pocket fees, costs and expenses incurred by Genworth or any member of the GE Group or Genworth Group following the consummation of the Initial Public Offering in connection with (1) the preparation, printing and filing of the Debt Registration Statement, including all fees and expenses of complying with applicable federal, state or foreign securities Laws and domestic or foreign securities exchange rules and regulations, together with fees and expenses of counsel retained to effect such compliance, (2) the preparation, printing and distribution of the Prospectus included in the Debt Registration Statement, (3) the consummation of the Genworth Credit Facilities, the Genworth Senior Notes and the $1.0 billion Genworth commercial paper facility, (4) the consummation of the transfer of the Delayed Transfer Assets and the assumption of the Delayed Transfer Liabilities; (5) the exercise of the Over-Allotment Option and (6) the FACL Bonds Reinsurance pursuant to Section 2.10(a), the transfer of Active FACL Bonds to an appropriate member of the GE Group pursuant to Section 2.10(b) and the preparation of the administration agreements contemplated by Sections 2.10(c)(ii) and 2.10(e)(v); provided, that prior to the Closing Date Genworth shall deliver to GE a good faith estimate of the out-of-pocket fees, costs and expenses expected to be incurred in connection with the foregoing clauses (1) through (4) and clause (6).

6.5           Covenants Against Taking Certain Actions Affecting GE.

(a)         Genworth hereby covenants and agrees that it shall not, without the prior written consent of GE (which it may withhold in its sole and absolute discretion) take, or cause to be taken, directly or indirectly, any action, including making or failing to make any election under the Law of any state, which has the effect, directly or indirectly, of restricting or limiting the ability of GE or any of its Affiliates to freely sell, transfer, assign, pledge or otherwise dispose of shares of Genworth Common Stock.  Without limiting the generality of the foregoing, Genworth shall not, without the prior written consent of GE (which it may withhold in its sole and absolute discretion), take any action, or recommend to its stockholders any action, which would among other things, limit the legal rights of, or deny any benefit to, GE as a Genworth stockholder in a manner not applicable to Genworth stockholders generally.

(b)        Prior to the Trigger Date, to the extent that any member of the GE Group is a party to any contract or agreement with a third party (i) that provides that certain actions of GE’s Subsidiaries may result in GE being in breach of or in default under such agreement and GE has advised Genworth, or Genworth is otherwise aware, of the existence of, such contract or agreement (or the relevant portions thereof), (ii) to which any member of the Genworth Group is a party or (iii) under which any member of the Genworth Group has performed any obligations on or before the date hereof, Genworth shall not take, and shall cause each other member of the Genworth Group not to take, any actions that reasonably could result in any member of the GE Group being in breach of or in default under any such contract or agreement; provided, that, except as set forth in any Transaction Document or otherwise agreed to in writing by any member of the Genworth Group, the foregoing shall not obligate any member of the Genworth Group to satisfy any volume assumptions or targets in any such contracts or agreements that are not specifically applicable to such member of the Genworth Group in such contracts or agreements.  As of the date hereof, the contracts and agreements described in clause (i) above are set forth or generally described on Schedule 6.5(b). Genworth hereby acknowledges and agrees that GE has made available to Genworth copies of each contract or agreement (or the relevant portion thereof) described on Schedule 6.5(b). The parties acknowledge and agree that, after the date hereof, GE may in good faith (and not solely with the intention of imposing restrictions on Genworth pursuant to this covenant) amend the referenced agreements or enter into additional contracts or agreements that provide that certain actions of any member of the Genworth Group may result in GE being in breach of or in default under such agreements; provided that GE shall use reasonable efforts to notify and consult with Genworth prior to entering into any such amendments or additional contracts or agreements to the extent that compliance therewith (i) could reasonably be expected to have a material adverse effect on any member of the Genworth Group or (ii) would discriminate in an adverse way in the treatment of members of the Genworth Group as compared with GE and its other Affiliates, and shall make available to Genworth copies of such amendments or additional contracts or agreements.  In such event, Schedule 6.5(b) shall be deemed to be automatically amended to reflect the addition of any other contracts or agreements (or relevant portions thereof) of which GE advises Genworth after the date hereof in accordance with this Section 6.5(b).

(c)         Genworth shall not, without GE’s prior written consent, enter into any agreement or arrangement that, directly or indirectly, binds or purports to bind any member of the GE Group.

6.6           No Violations.

(a)         Genworth covenants and agrees that it shall not, and shall cause its Subsidiaries not to, take any action or enter into any commitment or agreement that may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any member of the GE Group of: (i) any provisions of applicable Law; (ii) any provision of the organizational documents of any member of the GE Group; (iii) any credit agreement or other material instrument binding upon any member of the GE Group in effect as of the Closing Date; or (iv) any judgment, order or decree of any Governmental Authority having jurisdiction over any member of the GE Group or any of its respective assets.

(b)        GE covenants and agrees that it shall not, and shall cause its Subsidiaries not to take any action or enter into any commitment or agreement that may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any member of the Genworth Group of: (i) any provisions of applicable Law; (ii) any provision of the organizational documents of Genworth; (iii) any credit agreement or other material instrument binding upon Genworth in effect as of the Closing Date; (iv) the Genworth Bridge Loan and the Genworth Senior Notes; or (v) any judgment, order or decree of any Governmental Authority having jurisdiction over Genworth or any of its Assets.

(c)         Genworth and GE agree to provide to the other any information and documentation reasonably requested by the other for the purpose of evaluating and ensuring compliance with Sections 6.6(a) and Section 6.6(b) hereof.

(d)        Notwithstanding Section 6.6(b), nothing in this Agreement is intended to limit or restrict in any way GE’s or its Affiliates’ rights as stockholders of Genworth.

6.7           Registration Statements.  To the extent necessary to enable the unrestricted transfer of the applicable shares of Genworth Common Stock, upon consummation of the Initial Public Offering, Genworth shall file and cause to remain effective a registration statement with the SEC to register Genworth Common Stock that may be acquired by employees of any member of the Genworth Group as contemplated by GE’s or its Subsidiaries’ employee stock or option plans.

6.8           Charter Provision.  Genworth shall, and shall cause each of its Subsidiaries to, take any and all actions necessary to ensure continued compliance by Genworth and its Subsidiaries with the provisions of its certificate or articles of incorporation and by-laws.  Genworth shall notify GE in writing promptly after becoming aware of any act or activity taken or proposed to be taken by Genworth or any of its Subsidiaries which resulted or would result in non-compliance with any such charter provisions and so long as GE owns any shares of Class B Common Stock Genworth shall take or refrain from taking all such actions as GE shall in its sole discretion determine necessary or desirable to prevent or remedy any such non-compliance.

6.9           Litigation and Settlement Cooperation.  Prior to the Trigger Date, GE will use its commercially reasonable efforts to include Genworth and its Subsidiaries in the settlement of any Third Party Claim which jointly involves a member of the GE Group and a member of the Genworth Group; provided, however, that Genworth shall be responsible for its share of any such settlement obligation and any incremental cost (as reasonably determined by GE) to GE of including Genworth in such settlement; provided, further, that Genworth shall be permitted in good faith to opt out of any settlement if Genworth agrees to be responsible for defending its share of such Third Party Claim.  The parties agree to cooperate in the defense and settlement of any such Third Party Claim which primarily relates to matters, actions, events or occurrences taking place prior to the Trigger Date.  In addition, both Genworth and GE will use their commercially reasonable efforts to make the necessary filings to permit each party to defend its own interests in any such Third Party Claim as of the Trigger Date, or as soon as practicable thereafter.

6.10         Continuation of Certain Arrangements.  GE and Genworth will each use commercially reasonably efforts to continue or cause to be continued the arrangements described in Schedule 6.10.

6.11         Future Intercompany Transactions.  All proposed intercompany transactions between Genworth and GE after the Closing Date, including any material amendments to the Transaction Documents, and any consent or approval proposed to be granted by Genworth for GE’s benefit, in each case that would ordinarily be submitted for approval by the board of directors of Genworth will be subject to the approval of a majority of the independent directors (as defined under the applicable rules of any securities exchange on which shares of Genworth Common Stock are listed) of the board of directors of Genworth.

6.12         Use of Restricted Marks; Certain Commercial Arrangements.

(a)         Except as otherwise set forth below, during the period commencing on the Closing Date and ending on the first to occur of (x) the fifth anniversary of the Closing Date, (y) the termination of the right to use the Licensed Marks with respect to products and services under the Transitional Trademark Agreement, and (z) solely with respect to a specific type of product or service in a particular jurisdiction (including the use of the Licensed Marks in connection with products and services offered and jurisdictions entered after the Closing Date in accordance with the Transitional Trademark Agreement), the first date that Genworth ceases to use the Licensed Marks for a period of at least 180 days with respect to such type of product or service in such jurisdiction, GE will not, and will cause its Affiliates not to, use the Restricted Marks in connection with (i) the underwriting, marketing, endorsing, issuing, or administering (other than in connection with a reinsurance relationship) on a primary basis of life insurance, long-term care insurance, annuities (other than in conjunction with the offering of a GE or GE Affiliate-managed mutual fund investment offering underlying such annuities), and work site benefits insurance (for the avoidance of doubt, excluding employer stop loss, workers compensation, and excess workers compensation insurance underwritten or issued by any GE Affiliate on a direct basis as of the date hereof, provided that in connection therewith, the Restricted Marks are used in a substantially similar manner as used as of the date hereof) in the United States or of auto insurance products in the Republic of Mexico or (ii) the underwriting or issuing of mortgage insurance products or similar products providing credit default protection on residential mortgages anywhere in the world.  In connection with clause (z) above, Genworth shall notify GE as promptly as practicable in connection with any cessation of use of the Restricted Marks as set forth above.

(b)        Notwithstanding the foregoing, and without implicitly agreeing that any of the following activities would be prohibited by the restrictions set forth in paragraph (a) above, GE and its Affiliates shall not be prohibited from (i) using the Restricted Marks in any way in connection with (A) any business in which GE or any of its Affiliates (which, for purposes of this clause, shall not include Genworth and its Subsidiaries) is engaged as of the Closing or (B) the activities set forth on Schedule 6.12(b)(i)(B); (ii) using the Restricted Marks in the underwriting, marketing, endorsing, issuing, renewing, amending, and administering of any and all types of reinsurance and retrocession whether or not so used by GE or any of its Affiliates as of the Closing, including without limitation, reinsurance and retrocession of the types of business that, if underwritten or marketed on a primary basis by GE or its Affiliates using the Restricted Marks would violate the restrictions set forth in paragraph (a) above, provided that in connection with such reinsurance or retrocession, GE and its Affiliates will not use the Restricted Marks in marketing activities primarily directed to consumers; or (iii) making references to any Affiliate of GE as an Affiliate of GE or any of GE’s Affiliates (including, without limitation, for the purposes of evidencing credit rating or other support); or (iv) making such disclosures as may be required by applicable Law.

(c)         GE and Genworth agree that the underwriting, marketing, or issuing of payment protection products (as defined in the Framework Agreement) by GE’s Consumer Finance Division in Europe shall be governed by the Framework Agreement.  GE agrees that to the extent GE or any other controlled Affiliate of GE desires to offer payment protection products in the jurisdictions covered by the Framework Agreement in conjunction with a consumer financing arrangement where GE or a GE Affiliate acts as the provider of finance, GE shall, or shall cause such controlled Affiliate, to enter into an arrangement substantially similar to, and for the period covered by, the Framework Agreement.

(d)        GE agrees that if it or any of its controlled Affiliates decides to purchase mortgage insurance or any similar products in respect of any residential first mortgage loans or any such loans as it may purchase from third parties, it will so advise Genworth and, if the contemplated transactions would be in a market where Genworth is authorized to conduct such business, or can become so authorized within a three month period, seek a proposal for such coverage from Genworth no later than when it seeks such proposals or offers from any other sources.  This obligation shall not apply in a market where GE or such controlled Affiliate has an existing relationship with a third party provider where it decides to purchase additional cover in respect of residential first mortgage loans from that provider in that market.  GE and its controlled Affiliates will retain the right, in their sole discretion, to accept or reject Genworth’s proposals or terms.

(e)         The parties agree that it is not their intention to violate any Law.  The parties intend that the provisions of this Section 6.12 be enforced to the fullest extent permissible under the Laws applicable in each jurisdiction in which enforcement is sought.  If any provision of this Section 6.12 is found by a court or arbitrator to be unenforceable, the parties authorize the court or arbitrator to amend or modify the provision to make it enforceable in the most restrictive fashion permitted by Law.  For the avoidance of doubt, any Disputes relating to this Section 6.12 shall be resolved in accordance with the procedures set forth in Article VII of this Agreement except, with respect to paragraph (c), as otherwise provided in the Framework Agreement.  GE acknowledges that any violation of the restrictions set forth above could result in irreparable injury to Genworth and that, in the event of a violation by GE or its Affiliates, Genworth shall be entitled to obtain injunctive relief in accordance with Article VII.

6.13         Committees.

(a)         Compensation Committee.  Prior to the Trigger Date, the compensation committee of the board of directors of Genworth shall be comprised of three directors, one of whom shall be designated by GE and two of whom shall be independent directors as defined under the applicable rules of any securities exchange on which shares of Genworth Common Stock are listed.  From and after the Trigger Date, the compensation committee shall be comprised of three directors each of whom shall be independent directors as defined under the applicable rules of any securities exchange on which shares of Genworth Common Stock are listed.

(b)        Nominating Committee.  Prior to the Trigger Date the nominating committee shall be comprised of five directors, one of whom shall be the chief executive officer of Genworth, one of whom shall be designated by GE and three of whom shall be independent directors as defined under the applicable rules of any securities exchange on which shares of Genworth Common Stock are listed.  From and after the Trigger Date, the nominating committee shall be comprised of three directors each of whom shall be independent directors as defined under the applicable rules of any securities exchange on which shares of Genworth Common Stock are listed.

6.14         Genworth Bridge Loan.  Genworth shall enter into the Genworth Bridge Loan prior to the consummation of the Initial Public Offering.

6.15         GE Policies.  If a provision of Genworth’s Charter or Amended and Restated Bylaws or of any Transaction Document contradicts a policy of the GE Parties (the “GE Policies”) that applies to Subsidiaries of GE, such provision in Genworth’s Charter or Amended and Restated Bylaws or Transaction Document shall control.  In any other case, and except as otherwise agreed or unless superseded by any policies adopted by the board of directors of Genworth, the GE Policies that apply to Subsidiaries of GE shall apply to Genworth and its Subsidiaries until the Trigger Date.  The key GE Policies applicable to Genworth and its Subsidiaries as of the Closing Date are listed on Schedule 6.15.

6.16         HomeBuyer Now Program; GE Relocation Program; GE Marketplace.

(a)         From and after the Closing Date, the parties agree to use their commercially reasonable efforts to continue discussions relating to a proposed agreement between the parties relating to (i) the provision of the same or similar goods and services currently provided by members of the GE Group in support of the HomeBuyer Privileges and HomeBuilder Privileges programs and other marketing arrangements between the parties relating thereto and (ii) the terms and conditions of the proposed HomeBuyer Now platforms, including Emerging Markets, Telemundo and Builder programs.  The parties acknowledge that an agreement, if any, between the parties relating to the foregoing shall be set forth in definitive documentation executed by the appropriate members of the GE Group and the Genworth Group.

(b)        From the Closing Date until the second anniversary of the Trigger Date, the parties agree that Genworth shall have the right to recommend one or more mortgage lender customers as a preferred mortgage lender provider for the GE Group’s employee relocation programs and the parties shall use their commercially reasonable efforts to continue discussions for potential inclusion of such recommended lenders.

(c)         From the Closing Date until the second anniversary of the Trigger Date, Genworth shall continue to coordinate reviews of one or more provider(s) of residential mortgage loans for placement on the GE Group’s Employee Services intranet site known as the GE Marketplace (or successor thereto) and present recommendations to the Marketplace Oversight Committee.  The Marketplace Oversight Committee shall evaluate proposed offers to include recommended providers in GE Marketplace offerings, subject to its approval guidelines and standards.  The parties acknowledge that the acceptance of each such recommended mortgage provider shall be in the sole and absolute discretion of the GE Group.

6.17         Joint Management Committee.  Genworth and GE shall use their commercially reasonable efforts (i) to promptly negotiate in good faith the terms of a letter agreement addressing the matters described in Exhibit KK hereto, (ii) following negotiation of such letter agreement, to seek and obtain all regulatory approvals necessary to allow the parties to the Reinsurance Agreements to enter into such letter agreement and (iii) to cause such subsidiaries to enter into such letter agreement following receipt of all required regulatory approvals.

6.18         Repurchase of Common Stock.  Prior to the Trigger Date, without GE’s prior written consent, Genworth shall not, and shall cause the other members of the Genworth Group not to, purchase, redeem or otherwise acquire or retire for value any shares of Class A Common Stock or any warrants, options or other rights to acquire Class A Common Stock other than (1) the repurchase of Class A Common Stock deemed to occur upon exercise of stock options to that extent that shares of Class A Common Stock represent a portion of the exercise price of the stock options or are withheld by Genworth to pay applicable withholding taxes and (2) the repurchase of Class A Common Stock deemed to occur to the extent shares of Class A Common Stock are withheld by Genworth to pay applicable withholding taxes in connection with any grant or vesting of restricted stock.

6.19         Credit Facilities.  Prior to the Operative Date (as defined in the Charter), if Genworth intends to incur Indebtedness under the Credit Facilities (as such terms are defined in the Charter) to fund (i) liabilities of Genworth and its Subsidiaries under funding agreements or guaranteed investment contracts issued in the ordinary course of business by Subsidiaries of Genworth that are regulated life insurance companies or (ii) cash payments by Genworth and its Subsidiaries in connection with insurance policy surrenders and withdrawals in the ordinary course of business, Genworth shall provide prior notice thereof to GE and, to the extent requested by GE, consult with GE with respect to such incurrence.

6.20         Amendments to Reinsurance-Related Documents and Other Agreements.  Promptly following the Closing Date, Genworth and GE shall, and shall cause their respective Subsidiaries to, take all necessary actions to amend each of the Reinsurance-Related Documents, the Business Services Agreement and the UFLIC ESG Services Agreement so that the terms thereof are consistent with the terms of Section 7.1(c), including seeking all regulatory approvals necessary to effect such amendments.

6.21         Compensation Practices Review.  Genworth and GE shall use their commercially reasonable efforts to cause their relevant subsidiaries to undertake a one-time joint review of the compensation practices relating to the business reinsured under the Variable Annuity Reinsurance Agreements and, subject to compliance with applicable contractual limitations and Law, to appropriately adjust, if necessary, such practices to reflect current industry standards and practices.  Such review shall include the payment of commissions in connection with withdrawals and subsequent new money additions.

ARTICLE VII

DISPUTE RESOLUTION

7.1           General Provisions.

(a)         Any dispute, controversy or claim arising out of or relating to this Agreement or the Transaction Documents (other than the Transaction Documents set forth on Schedule 7.1), or the validity, interpretation, breach or termination thereof (a “Dispute”), shall be resolved in accordance with the procedures set forth in this Article VII, which shall be the sole and exclusive procedures for the resolution of any such Dispute unless otherwise specified below.

(b)        Commencing with a request contemplated by Section 7.2 set forth below, all communications between the parties or their representatives in connection with the attempted resolution of any Dispute, including any mediator’s evaluation referred to in Section 7.3 set forth below, shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence for any reason (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

(c)         Except as provided in Section 7.1(f) in connection with any Dispute, the parties expressly waive and forego any right to (i) special, indirect, incidental, punitive, consequential, exemplary, statutorily-enhanced or similar damages in excess of compensatory damages (provided that liability for any such damages with respect to a Third Party Claim shall be considered direct damages), and (ii) trial by jury.

(d)        The specific procedures set forth below, including but not limited to the time limits referenced therein, may be modified by agreement of the parties in writing.

(e)         All applicable statutes of limitations and defenses based upon the passage of time shall be tolled while the procedures specified in this Article VII are pending.  The parties will take such action, if any, required to effectuate such tolling.

(f)         Notwithstanding anything to the contrary contained in this Article VII, any Dispute relating to GE’s rights as a stockholder of Genworth pursuant to applicable Law, Genworth’s Charter or Genworth’s Amended and Restated Bylaws, including GE’s rights as the holder of the Class B Common Stock, will not be governed by or subject to the procedures set forth in this Article VII.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any state court located within the State of Delaware over any such Dispute and each party hereby irrevocably agrees that all claims in respect of any such Dispute or any suit, action proceeding related thereto may be heard and determined in such courts.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such Dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such Dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

7.2           Consideration by Senior Executives.  If a Dispute is not resolved in the normal course of business at the operational level, the parties shall attempt in good faith to resolve such Dispute by negotiation between executives who hold, at a minimum, the office of President and CEO of the respective business entities involved in such Dispute.  Either party may initiate the executive negotiation process by providing a written notice to the other (the “Initial Notice”).  Fifteen (15) days after delivery of the Initial Notice, the receiving party shall submit to the other a written response (the “Response”).  The Initial Notice and the Response shall include (i) a statement of the Dispute and of each party’s position, and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive.  Such executives will meet in person or by telephone within thirty (30) days of the date of the Initial Notice to seek a resolution of the Dispute.

7.3           Mediation.  If a Dispute is not resolved by negotiation as provided in Section 7.2 within forty-five (45) days from the delivery of the Initial Notice, then either party may submit the Dispute for resolution by mediation pursuant to the CPR Institute for Dispute Resolution (the “CPR”) Model Mediation Procedure as then in effect.  The parties will select a mediator from the CPR Panels of Distinguished Neutrals.  Either party at commencement of the mediation may ask the mediator to provide an evaluation of the Dispute and the parties’ relative positions.

7.4           Arbitration.

(a)         If a Dispute is not resolved by mediation as provided in Section 7.3 within thirty (30) days of the selection of a mediator (unless the mediator chooses to withdraw sooner), either party may submit the Dispute to be finally resolved by arbitration pursuant to the CPR Rules for Non-Administered Arbitration as then in effect (the “CPR Arbitration Rules”).  The parties consent to a single, consolidated arbitration for all known Disputes existing at the time of the arbitration and for which arbitration is permitted.

(b)        The neutral organization for purposes of the CPR Arbitration Rules will be the CPR. The arbitral tribunal shall be composed of three arbitrators, of whom each party shall appoint one in accordance with the “screened” appointment procedure provided in Rule 5.4 of the CPR Arbitration Rules.  The arbitration shall be conducted in New York City.  Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party.  A written transcript of the proceedings shall be made and furnished to the parties.  The arbitrators shall determine the Dispute in accordance with the law of the State of New York, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement and the Transaction Documents according to their respective terms; provided, however, that any Dispute in respect of a Transaction Document which by its terms is governed by the law of a jurisdiction other than the State of New York shall be determined by the law of such other jurisdiction and; provided, further, however, that the provisions of this Agreement relating to arbitration shall in any event be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq.

(c)         The parties agree to be bound by any award or order resulting from any arbitration conducted in accordance with this Section 7.4 and further agree that judgment on any award or order resulting from an arbitration conducted under this Section 7.4 may be entered and enforced in any court having jurisdiction thereof.

(d)        Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (i) for enforcement as contemplated by Section 7.4(c) above, (ii) to restrict or vacate an arbitral decision based on the grounds specified under applicable law, or (iii) for interim relief as provided in paragraph (e) below. For purposes of the foregoing, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

(e)         In addition to the authority otherwise conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. Notwithstanding Section 7.4(d) above, each party acknowledges that in the event of any actual or threatened breach of the provisions of (i) Section 6.2, Section 6.12 or Section 6.13, (ii) the Employee Matters Agreement, (iii) the Cross License Agreement, (iv) the Transitional Trademark License Agreement or (v) the Registration Rights Agreement, the remedy at law would not be adequate, and therefore injunctive or other interim relief may be sought immediately to restrain such breach.  If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief.  Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal’s decision.

(f)         Each party will bear its own attorneys’ fees and costs incurred in connection with the resolution of any Dispute in accordance with this Article VII.

ARTICLE VIII

MISCELLANEOUS

8.1           Corporate Power; Fiduciary Duty.

(a)         Each of the GE Parties represents on behalf of itself, and Genworth represents on behalf of itself, as follows:

(i)            each such Person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform each of this Agreement and each other Transaction Document to which it is a party and to consummate the transactions contemplated hereby and thereby; and

(ii)           this Agreement and each Transaction Document to which it is a party has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof.

(b)        Notwithstanding any provision of this Agreement or any Transaction Document, none of the GE Parties nor Genworth shall be required to take or omit to take any act that would violate its fiduciary duties to any minority stockholders of Genworth or any non-wholly owned Subsidiary of GE or Genworth, as the case may be (it being understood that directors’ qualifying shares or similar interests will be disregarded for purposes of determining whether a Subsidiary is wholly owned).

8.2           Governing Law.  This Agreement and, unless expressly provided therein, each other Transaction Document, shall be governed by and construed and interpreted in accordance with the Laws of the State of New York irrespective of the choice of Laws principles of the State of New York other than Section 5-1401 of the General Obligations Law of the State of New York.

8.3           Survival of Covenants.  Except as expressly set forth in any Transaction Document, the covenants and other agreements contained in this Agreement and each Transaction Document, and liability for the breach of any obligations contained herein or therein, shall survive each of the Separation and the Initial Public Offering and shall remain in full force and effect; provided, however, that Genworth’s obligations under Sections 4.6 and 4.9 shall terminate on the first date on which GE ceases to beneficially own, in the aggregate (excluding for such purposes shares of Genworth Common Stock beneficially owned by GE but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an Affiliate of GE being a sponsor of or advisor to a mutual or similar fund that beneficially owns shares of Genworth Common Stock) at least one percent (1%) of the outstanding Genworth Common Stock.

8.4           Force Majeure.  No party hereto (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement or, unless otherwise expressly provided therein, any Transaction Document, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure.  A party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event:  (i) notify the other parties of the nature and extent of any such Force Majeure condition and (ii) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible.

8.5           Notices.  All notices, requests, claims, demands and other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the Transaction Documents shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.5):

If to the GE Parties, to:

General Electric Company

3135 Easton Turnpike

Fairfield, CT 06828

Attention: Chief Corporate and Securities Counsel

Fax: 203-373-3079

If to Genworth, to:

Genworth Financial, Inc.

6620 West Broad Street

Richmond, VA 23230

Attention:  General Counsel

Fax: 804-662-2414

8.6           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

8.7           Entire Agreement.  Except as otherwise expressly provided in this Agreement, this Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of the parties hereto with respect to the subject matter of this Agreement.

8.8           Assignment; No Third-Party Beneficiaries.  This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties hereto.  Except as provided in Article V with respect to Indemnified Parties, this Agreement is for the sole benefit of the parties to this Agreement and members of their respective Group and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.9           Public Announcements.  GE and Genworth shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement and the Transaction Documents, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system.

8.10         Amendment.  No provision of this Agreement may be amended or modified except by a written instrument signed by all the parties to such agreement.  No waiver by any party of any provision hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

8.11         Rules of Construction.  Interpretation of this Agreement shall be governed by the following rules of construction:  (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (b) references to the terms Article, Section, paragraph, and Schedule are references to the Articles, Sections, paragraphs, and Schedules to this Agreement unless otherwise specified, (c) the word “including” and words of similar import shall mean “including, without limitation,” (d) provisions shall apply, when appropriate, to successive events and transactions, (e) the table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement and (f) this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

8.12         Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties to each such agreement in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of any such Agreement.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

GENERAL ELECTRIC COMPANY

By:	/s/ Dennis D. Dammerman
Name: Dennis D. Dammerman
Title: Vice Chairman and Executive Officer

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James A. Parke
Name: James A. Parke
Title: Vice Chairman and Chief Financial Officer

GEI, INC.

By:	/s/ Richard D'Avino
Name: Richard D'Avino
Title: Senior Vice President

GE FINANCIAL ASSURANCE HOLDINGS, INC.

By:	/s/ Kathryn A. Cassidy
Name: Kathryn A. Cassidy
Title: Senior Vice President and Treasurer

GENWORTH FINANCIAL, INC.

By:	/s/ Leon E. Roday
Name: Leon E. Roday
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit A

Form of Transition Services Agreement

Separately provided as Exhibit 10.3 to Registration Statement No. 333-112009.

Exhibit B

Form of Registration Rights Agreement

Separately provided as Exhibit 10.2 to Registration Statement No. 333-112009.

Exhibit C

Form of Tax Matters Agreement

Separately provided as Exhibit 10.7 to Registration Statement No. 333-112009.

Exhibit D

Form of Employee Matters Agreement

Separately provided as Exhibit 10.8 to Registration Statement No. 333-112009.

Exhibit E

Form of Transitional Trademark License Agreement

Separately provided as Exhibit 10.9 to Registration Statement No. 333-112009.

Exhibit F

Form of Intellectual Property Cross License Agreement

Separately provided as Exhibit 10.10 to Registration Statement No. 333-112009.

Exhibit G

Form of Outsourcing Services Separation Agreement

Separately provided as Exhibit 10.6 to Registration Statement No. 333-112009.

Exhibit H

Form of European Transition Services Agreement

Separately provided as Exhibit 10.30 to Registration Statement No. 333-112009.

Exhibit I

Form of Investment Management Agreements

Separately provided as Exhibit 10.31 and Exhibit 10.32 to Registration Statement No. 333-112009.

Exhibit J

Form of Viking Agreement

Separately provided as Exhibit 10.29 to Registration Statement No. 333-112009.

Exhibit K

Form of Liability and Portfolio Management Agreement

Separately provided as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.55 to Registration Statement No. 333-112009.

Exhibit L

Form of Asset Management Services Agreement

Separately provided as Exhibit 10.33 to Registration Statement No. 333-112009.

Exhibit M

Form of UK Transfer Plan

Separately provided as Exhibit 10.41 to Registration Statement No. 333-112009.

Exhibit N

Form of French Transfer Plan

Separately provided as Exhibit 10.43 to Registration Statement No. 333-112009.

Exhibit O

Form of Derivatives Management Services Agreement

Separately provided as Exhibit 10.28 to Registration Statement No. 333-112009.

Exhibit P

Form of European Tax Matters Agreement

Separately provided as Exhibit 10.57 to Registration Statement No. 333-112009.

Exhibit Q

Form of Framework Agreement

Separately provided as Exhibit 10.26 to Registration Statement No. 333-112009.

Exhibit R

Form of Mortgage Services Agreement

Separately provided as Exhibit 10.25 to Registration Statement No. 333-112009.

Exhibit S

Form of UFLIC ESG Services Agreement

Separately provided as Exhibit 10.45 to Registration Statement No. 333-112009.

Exhibit T

French Transfer Agreement

Separately provided as Exhibit 10.44 to Registration Statement No. 333-112009.

Exhibit U

Form of Capital Management Agreement

Separately provided as Exhibit 10.21 to Registration Statement No. 333-112009.

Exhibit V

RECAPTURE AGREEMENT

This RECAPTURE AGREEMENT (this “Agreement”) effective as of 12:01 a.m. on January 1, 2004 (the “Effective Time”)  by and between GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY, an insurance company organized under the laws of Delaware (the “Retrocedent”) and JAMESTOWN LIFE INSURANCE COMPANY, an insurance company organized under the laws of Virginia (the “Retrocessionaire”).

WHEREAS, the Retrocedent and the Retrocessionaire have entered into the Modified Coinsurance Retrocession Agreement effective as of July 1, 2000 (the “Retrocession Agreement”); and

WHEREAS, the Retrocedent and the Retrocessionaire desire a full and final settlement, discharge and release of any and all of each of their respective liabilities, rights, duties and obligations under the Retrocession Agreement.

NOW, THEREFORE, the Retrocedent and the Retrocessionaire (each a “Party”, and collectively, the “Parties”) agree as follows:

ARTICLE I

RECAPTURE CONSIDERATION

Section 1.1  Recapture Consideration.  As consideration of the Retrocessionaire’s release of the Retrocedent, the Retrocedent hereby agrees to pay the Retrocessionaire the cash and investment assets listed on Schedule A hereto.

ARTICLE II

RECAPTURE

Section 2.1  Retrocedent Release of the Retrocessionaire.  In consideration of the release provided in Section 2.2, as of the Effective Time, the Retrocedent hereby forever releases and discharges the Retrocessionaire, and its respective predecessors, successors, parents, assigns, officers, directors, agents, employees, representatives, liquidators, receivers, shareholders, heirs, executors, administrators, and attorneys from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys’ fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, whether grounded in law, in equity, in admiralty, in contract or in tort, all whether known or unknown, suspected or unsuspected, vested or contingent, that the Retrocedent now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring prior to or subsequent to the execution of this Agreement, against the Retrocessionaire, arising from, based upon, or in any way related to the Retrocession Agreement, it being the intention of the Parties that this release operate as a full and final settlement of the Retrocessionaire’s current and future liabilities to the Retrocedent under and in connection with the Retrocession Agreement, provided, however, that this release does not discharge obligations of the Retrocessionaire that have been undertaken or imposed by the terms of this Agreement.

Section 2.2  Retrocessionaire Release of the Retrocedent.  In consideration of receipt of the payment described in Article I, the release provided in Section 2.1 and the Retrocedent’s indemnification obligations described in Section 2.3, as of the Effective Time, the Retrocessionaire hereby forever releases and discharges the Retrocedent, and its respective predecessors, successors, parents, assigns, officers, directors, agents, employees, representatives, liquidators, receivers, shareholders, heirs, executors, administrators, and attorneys from any and all past, present, and future obligations, adjustments, liability for payment of interest, offsets, actions, causes of action, suits, debts, sums of money, accounts, premium payments, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, liens, rights, costs and expenses (including attorneys’ fees and costs actually incurred), claims and demands, liabilities and losses of any nature whatsoever, whether grounded in law, in equity, in admiralty, in contract or in tort, all whether known or unknown, suspected or unsuspected, vested or contingent, that the Retrocessionaire now has, owns, or holds or claims to have, own, or hold, or at any time had, owned, or held, or claimed to have had, owned, or held, or may after the execution of this Agreement have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring prior to or subsequent to the execution of this Agreement, against the Retrocedent, arising from, based upon, or in any way related to the Retrocession Agreement, it being the intention of the Parties that this release operate as a full and final settlement of the Retrocedent’s current and future liabilities to the Retrocessionaire under and in connection with the Retrocession Agreement, provided, however, that this release does not discharge obligations of the Retrocedent that have been undertaken or imposed by the terms of this Agreement.

Section 2.3  Retrocedent Indemnification of Retrocessionaire.  The Retrocedent agrees to indemnify and hold the Retrocessionaire, its predecessors, successors, parents, affiliates, subsidiaries, agents, officers, directors, shareholders and their assigns (hereinafter “Affiliated Persons”) harmless for, from and against any and all obligations, liabilities, claims, actions and demands of any nature whatsoever (“Actions”), whether in law or in equity, whether sounding in tort, contract or otherwise, arising from, based upon, or in any way related to the Retrocession Agreement.  In addition, the Retrocedent agrees to defend, on behalf of the Retrocessionaire and the Affiliated Persons, at the

2

Retrocedent’s sole cost and expense, any and all Actions brought against the Retrocessionaire or the Affiliated Persons with respect to matters arising from, based upon, or in any way related to the Retrocession Agreement.  The manner in which such defense shall be conducted shall be solely within the discretion of the Retrocedent; provided that such defense is conducted in accordance with reasonable professional standards and in the interest of the Retrocessionaire and the Affiliated Persons.  Without waiver or modification of this accord and satisfaction, the Retrocessionaire shall have the right to participate, at its sole cost and expense, in the defense of any Actions.  If the Retrocedent shall fail to assume such defense or fail to defend in accordance with reasonable professional standards, the Retrocessionaire shall have the right without waiver or modification of this accord and satisfaction to assume the defense of any Actions at the Retrocedent’s sole cost and expense after 10 days written notice to the Retrocedent and the Retrocedent shall provide the Retrocessionaire with unencumbered security which in the Retrocessionaire’s reasonable opinion will be of such quality and in such amount as to secure its estimated full cost and expense of such defense.

ARTICLE III

INDEPENDENT INVESTIGATION

Section 3.1  Independent Investigation.  The Retrocedent and the Retrocessionaire acknowledge that they have each entered into this Agreement in reliance on their own independent investigation and analysis of the facts underlying their participation in the Retrocession Agreement, and that no representations, warranties or promises of any kind have been made, directly or indirectly, to induce them to execute this Agreement other than those which are expressly set forth herein.  Nevertheless, the Parties acknowledge that they may later discover facts different from or in addition to those now known or believed to be known regarding their participation in the Retrocession Agreement and agree that this Agreement shall remain in force notwithstanding the existence of or belief regarding any different or additional facts.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

Section 4.1  Representations and Warranties of Each Party.  Each Party hereto represents and warrants to the other Party that:

(a)  the execution of this Agreement is fully authorized by it;

(b)  the person or persons executing this Agreement on its behalf have the necessary and appropriate authority to do so;

3

(c)  it has no notice of any pending action, agreements, transactions, or negotiations to which it is a party or is likely to be made a party that would render this Agreement or any part thereof void, voidable, or unenforceable; and

(d)  any authorization, consent, or approval of any governmental entity, required to make this Agreement valid and binding has been obtained.

Section 4.2  Representation and Warranty of the Retrocedent.  The Retrocedent represents and warrants to the Retrocessionaire that, as of the Effective Time, the Retrocedent is not statutorily insolvent based on its financial statements prepared in accordance with statutory accounting practices which are prescribed or permitted by the state insurance regulatory authority of the State of Delaware.

ARTICLE V

MISCELLANEOUS

Section 5.1  Headings.  Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

Section 5.2  Notices.  All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows:  (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by reputable overnight air courier two business days after mailing; (c) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

(a)  If to the Retrocedent:

General Electric Capital Assurance Company
6610 West Broad Street
Richmond, VA 23230
Facsimile:  (804) 281-6165
Attention:  Chief Executive Officer

4

With a copy to:

General Electric Capital Assurance Company
6620 West Broad Street
Richmond, VA 23230
Facsimile:  (804) 662-2414
Attention:  General Counsel

(b)  If to the Retrocessionaire:

Jamestown Life Insurance Company
6604 West Broad Street
Richmond, VA 23230
Facsimile:  (804) 662-2414
Attention:  General Counsel

or to such other address or to such other person as either Party may have last designated by notice to the other Party.

Section 5.3  Successors and Assigns.  This Agreement shall be binding upon and shall inure solely to the benefit of the Parties hereto and their respective successors, assigns, receivers, liquidators, rehabilitators, conservators and supervisors, it not being the intent of the Parties to create any third party beneficiaries, except as specifically provided in this Agreement.

Section 5.4  Execution in Counterpart.  This Agreement may be executed by the Parties hereto in any number of counterparts, and by each of the Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5.5  Amendments.  This Agreement may not be changed, altered or modified unless the same shall be in writing executed by the Retrocedent and the Retrocessionaire.

Section 5.6  Governing Law.  This Agreement will be construed, performed and enforced in accordance with the laws of the State of Delaware without giving effect to its principles or rules of conflict of laws thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

Section 5.7  Entire Agreement.  This Agreement contains the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all other prior agreements, understandings, statements, representations and warranties, oral or

5

written, express or implied, between the Parties and their respective affiliates, representatives and agents in respect of the subject matter hereof.

Section 5.8  Severability.  If any provision of this Agreement is held to be void or unenforceable, in whole or in part, (i) such holding shall not affect the validity and enforceability of the remainder of this Agreement, including any other provision, paragraph or subparagraph, and (ii) the Parties agree to attempt in good faith to reform such void or unenforceable provision to the extent necessary to render such provision enforceable and to carry out its original intent.

Section 5.9  No Waiver; Preservation of Remedies.  No consent or waiver, express or implied, by any Party to or of any breach or default by any other Party in the performance by such other Party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other Party hereunder.  Failure on the part of any Party to complain of any act or failure to act of any other Party or to declare any other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such first Party of any of its rights hereunder.  The rights and remedies provided are cumulative and are not exclusive of any rights or remedies that any Party may otherwise have at law or equity.

Section 5.10  Negotiated Agreement.  This Agreement has been negotiated by the Parties and the fact that the initial and final draft will have been prepared by either Party or an intermediary will not give rise to any presumption for or against any Party to this Agreement or be used in any respect or forum in the construction or interpretation of this Agreement or any of its provisions.

Section 5.11  Tax Exception to Any Confidentiality.  Notwithstanding anything to the contrary set forth herein or in any other agreement to which the Parties hereto are parties or by which they are bound, any obligations of confidentiality contained herein and therein, as they relate to the transactions, shall not apply to the federal tax structure or federal tax treatment of the transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax structure and federal tax treatment of the transactions.  The preceding sentence is intended to cause the transactions to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose.  In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the federal tax structure of the transactions or any federal tax matter or federal tax idea related to the transactions.

6

Section 5.12  Interpretation.  Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 5.13  Incontestability.  In consideration of the mutual covenants and agreements contained herein, each Party hereto does hereby agree that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not, directly or indirectly, contest the validity or enforceability hereof.

7

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

By
Name: Victor C. Moses
Title: Senior Vice President and Chief Actuary

JAMESTOWN LIFE INSURANCE COMPANY

By
Name: Ward Bobitz
Title: Vice President

8

SCHEDULE A

Assets

9

Transfer Document	From	To		Nature of Transfer	Cash Map Cross- Reference	Schedule
Bill of Sale	GECA	JTL		Recapture	(71)	Schedule A
Parent Name	Issuer Name	1Q04 Cusip	1Q04 Tax lot	1Q04 Current Par	1Q04 GAAP BV (including attached derivative)	1Q04 Accrued Interest	1Q04 GAAP BV + Accrued Interest
	[Individual Asset Details Omitted]

Asset Total					342,536,963.59	5,010,635.72	347,547,599.31

Cash							832,321.82

Total							348,379,921.13

Transfer Document
Bill of Sale
Parent Name	1Q04 STAT BV (including attached derivative)	1Q04 Accrued Interest	1Q04 STAT BV + Accrued Interest	1Q04 MV (including attached derivative)	1Q04 Accrued Interest	1Q04 MV + Accrued Interest
	[Individual Asset Details Omitted]

Asset Total	345,313,205.38	5,010,635.72	350,323,841.10	365,745,427.41	5,010,635.72	370,756,063.13

Cash			832,321.82			832,321.82

Total			351,156,162.92			371,588,384.95

Exhibit W

Form of Long Term Care Retrocession Agreement

Separately provided as Exhibit 10.16 and Exhibit 10.17 to Registration Statement No. 333-112009.

Exhibit X

Form of Medicare Supplement Reinsurance Agreement

Separately provided as Exhibit 10.20 to Registration Statement No. 333-112009.

Exhibit Y

Form of Structured Settlement Annuity Reinsurance Agreements

Separately provided as Exhibit 10.11, Exhibit 10.12, Exhibit 10.13, Exhibit 10.14, Exhibit 10.15 and Exhibit 10.54 to Registration Statement No. 333-112009.

Exhibit Z

Form of Variable Annuity Reinsurance Agreements

Separately provided as Exhibit 10.18 and Exhibit 10.19 to Registration Statement No. 333-112009.

Exhibit AA

Form of Trust Agreements

Separately provided as Exhibit 10.48, Exhibit 10.49, Exhibit 10.50, Exhibit 10.51, Exhibit 10.52 and Exhibit 10.53 to Registration Statement No. 333-112009.

Exhibit BB

Form of Business Services Agreement

Separately provided as Exhibit 10.27 to Registration Statement No. 333-112009.

Exhibit CC

Form of Genworth Contingent Note

Separately provided as Exhibit 10.46 to Registration Statement No. 333-112009.

Exhibit DD

PROMISSORY NOTE

$2,400,000,000	Dated: May , 2004

FOR VALUE RECEIVED, the undersigned, GENWORTH FINANCIAL, INC., a Delaware corporation (“Company”) hereby promises to pay to the order of GE FINANCIAL ASSURANCE HOLDINGS, INC., a Delaware corporation (“GEFAHI”), or to any other permitted holder of this Note (GEFAHI or such other holder being the “Holder”), on or before May __, 2004, the principal amount of TWO BILLION FOUR HUNDRED MILLION UNITED STATES DOLLARS (U.S. $2,400,000,000) together with accrued and unpaid interest thereon as provided below.

The outstanding principal of this Note shall bear interest at a rate per annum equal to _______ percent (_____%); provided, if not paid when due, from and after the date due, the outstanding principal amount of (and to the extent permitted by law, all accrued and unpaid interest on) this Note shall bear interest at a rate per annum equal to _______ percent (___ %).  Interest shall be computed on the basis on the actual number of days elapsed in a 365/366 day year.

  Principal hereunder is payable in lawful money of the United States of America to GEFAHI at its principal place of business at ___________________, or to any other Holder at such other place as such Holder may designate from time to time in writing, in cash or other immediately available funds.

Any notices or other communications required or permitted hereunder shall be given in writing and personally delivered with receipt acknowledged or mailed, postage prepaid, via registered mail, return receipt requested, if to GEFAHI, at the address provided above (or to such other address as GEFAHI or another Holder may designate as provided above) and if to the Company, at its address at _________________, with a copy to ___________________________, or any other address notified in writing by the Company to the Holder.  Any notice given in conformity with the foregoing shall be deemed given when personally delivered or upon the date of delivery specified in the registered mail receipt.

This Note shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles of the State of New York other than Section 5-1401 of the General Obligations Law of the State of New York.

If any provision of this Note is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Holder hereof in order to effectuate the provisions hereof and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any other provision in any other jurisdiction, including the State of New York.

  Neither this Note, nor any interest herein, shall be transferable (whether by assignment or participation) by GEFAHI or any other Holder without the prior written consent of the Company except to a direct or indirect wholly owned subsidiary of the General Electric Company.  This Note shall not be assignable by the Company without the prior written consent of all of the Holders.  Subject to the foregoing, this Note shall be binding upon and inure to the benefit of the Holders and the Company and their respective transferees, successors and assigns.

Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and the Company’s receipt of an indemnity agreement of the Holder reasonably satisfactory to the Company, the Company will, at the expense of the Holder, execute and deliver, in lieu thereof, a new Note of like terms.

GENWORTH FINANCIAL, INC.

By:
Name:
Title:

GE FINANCIAL ASSURANCE HOLDINGS, INC.

By:
Name:
Title:

2

Exhibit EE

GENERAL ELECTRIC CAPITAL CORPORATION

PLAN OF DIVESTITURE

FOR

GENWORTH FINANCIAL, INC.

This Plan of Divestiture (the “Plan”) of General Electric Capital Corporation, a Delaware corporation (“GECC”), for the divestiture of a Controlling Interest (as defined below) and, as soon thereafter as is reasonably practicable, at least an 80% Interest (as defined below) in the stock of Genworth Financial, Inc., a Delaware corporation which is now a wholly owned indirect subsidiary of GECC (“Genworth”), by means of a series of registered underwritten public secondary offerings, or such other means as may be necessary or appropriate, shall be effective only upon approval of the Board of Directors of GECC (the “Board of Directors”).

WHEREAS, GE Financial Assurance Holdings, Inc., a Delaware corporation which is a wholly owned indirect subsidiary of GECC (“GEFAHI”), presently serves as the holding company for regulated insurance subsidiaries that are engaged in the business of providing annuities, life insurance, long term care insurance, mortgage insurance, and other insurance and complementary products, and GECC and its subsidiaries or affiliates hold other businesses identified as related or complementary to the insurance businesses held directly or indirectly by GEFAHI (as defined herein and in the Master Agreement, the “Genworth Business”);

WHEREAS, General Electric Company, a New York corporation, GECC, GEI, Inc., a Delaware corporation, GEFAHI, and Genworth will enter into a Master Agreement effective as of the date specified therein;

WHEREAS, the Master Agreement provides for the transfer to Genworth of the Genworth Business, including the stock of certain subsidiaries engaged in the conduct of the Genworth Business (the “Genworth Companies”);

WHEREAS, the Board of Directors has determined that the ownership by GECC of the Genworth Business has had undesirable effects on the financial performance of GECC, including by utilizing capital inefficiently, negatively affecting such measures of financial performance as return on equity, and increasing the volatility of reported earnings;

WHEREAS, the Board of Directors has determined that it would be in the best interests of GECC and its shareholders to divest at least a Controlling Interest in the stock of Genworth as promptly as practicable, and in any event within two years after the date of the first divestiture implemented under this Plan (the “Commencement Date”), and, as soon after such divestiture of a Controlling Interest as is reasonably practicable, to divest at least an 80% Interest in the stock of Genworth, and to redeploy the proceeds thereof in a manner consistent with the commercial and financial objectives of GECC and its shareholders;

WHEREAS, representations have been made to the Internal Revenue Service regarding this Plan, and a private letter ruling dated October 6, 2003 (the “Private Letter Ruling”) has been received from the Internal Revenue Service to the effect that, among other things, the transfer of the stock of the Genworth Companies pursuant to this

2

Plan will be treated as a qualified stock purchase within the meaning of section 338(d)(3) of the Code;

WHEREAS, the board of directors of GEFAHI has adopted a plan of divestiture substantially similar to this Plan of Divestiture;

NOW, THEREFORE, the Board of Directors hereby adopts this Plan of Divestiture for the purpose of divesting at least a Controlling Interest and, as soon after such divestiture of a Controlling Interest as is reasonably practicable, at least an 80% Interest in the stock of Genworth.

ARTICLE I.

Actions to be Taken by Officers.

(a)                                  The officers of GECC (or their designees) shall cause all of the Genworth Assets to be transferred to Genworth pursuant to the Master Agreement in exchange for consideration to be received by GEFAHI and the other transferors of such Genworth Assets that will include 100% of the outstanding common stock of Genworth (apart from any Genworth stock already owned)  and additional consideration in the form of preferred stock, equity units, debt, and other consideration;

(b)                                 The officers of GECC (or their designees) shall perform such acts, execute and deliver such documents, and do all things which may be necessary or advisable to effectuate the divesture of at least a Controlling Interest in the stock of Genworth (which divestiture shall be completed within two years after the Commencement Date), and, as soon after such divestiture of a Controlling Interest as is reasonably practicable, the divestiture of at least an 80% Interest in the stock of Genworth, including, but not limited to, the following:

3

(1)                                  the preparation and filing of a registration statement on Form S-1, with the assistance and advice of Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Goldman, Sachs & Co. (“Goldman Sachs”), and/or such other underwriters as may be selected by the officers of GECC (or their designees), for an initial registered underwritten public secondary offering of more than 20% of the outstanding Genworth stock, which filing shall be made as soon as is reasonably practicable;

(2)                                  the execution of a firm commitment underwriting agreement on customary terms and conditions with Morgan Stanley and Goldman Sachs, and/or any other underwriters that may be selected by the officers of GECC (or their designees), and the performance of any other acts, and the execution and delivery of any other documents, which may be necessary to complete such initial registered underwritten public secondary offering as soon as is reasonably practicable;

(3)                                  the execution of such transition agreements with Genworth as may be customary, proper, or otherwise advisable in connection with this Plan, including a Tax Matters Agreement;

(4)                                  consulting on a regular and ongoing basis with Morgan Stanley, Goldman Sachs and/or any other underwriters selected by the officers of GECC (or their designees) to determine the feasibility of one or more subsequent registered underwritten public offerings of the stock of Genworth; and

(5)                                  any such acts, and the execution and delivery of any such documents, as may be necessary to assure the completion of such subsequent offerings, in amounts at least sufficient to result in the divestiture of a Controlling Interest in the stock of Genworth as soon as is reasonably practicable, and in any event within two years after

4

the Commencement Date, and, as soon after such divestiture of a Controlling Interest as is reasonably practicable, the divestiture of at least an 80% Interest in the stock of Genworth.

(c)                                  In the event it appears to the officers of GECC that it may not be feasible to complete the divestiture of at least a Controlling Interest in the stock of Genworth to unrelated persons on or before the second anniversary of the Commencement Date by means of registered underwritten public offerings of such stock, the officers of GECC are hereby authorized to pursue such other means as they deem necessary or appropriate to complete such divestiture of at least a Controlling Interest in the stock of Genworth to unrelated persons on or before such date, including a privately negotiated sale of stock in Genworth, the redemption or repurchase by Genworth of its stock from GECC or any affiliate, the recapitalization of any remaining stock in Genworth owned by GECC or any affiliate, the execution of a voting agreement between GECC or its affiliates, on the one hand,  and Genworth, on the other, with respect to any remaining stock in Genworth owned by GECC or any affiliate, and any other means that such officers may deem necessary or appropriate.

(d)                                 All acts performed, documents executed or delivered, and other things done pursuant to this Plan shall be consistent, and in accordance, with the facts stated and representations made to the Internal Revenue Service in connection with the Private Letter Ruling.  This Plan of Divestiture shall not be read, interpreted, or construed to require or permit any action that would be inconsistent with such facts or representations.

5

(e)                                  Further, in construing this Plan, any and all actions or events that contribute to GECC having met its objectives of owning less than 50% (by fair market value) of the stock of Genworth as soon as is practicable, and in any event within two years after the Commencement Date, and, as soon after meeting such objective as is reasonably practicable, of owning less than 20% (by fair market value and combined voting power) of the stock of Genworth, shall be considered part of this Plan of Divestiture.

ARTICLE II.

Proceeds of Divestiture.

(a)                                  The officers of GECC (or their designees) may apply any portion of the proceeds from the disposition of the stock of Genworth to the payment, satisfaction and discharge of any existing debts and obligations of GECC and its affiliates, and to invest and reinvest or distribute the balance of such proceeds as directed by the Board of Directors in a manner consistent with the commercial and financial objectives of GECC and its shareholders.

(b)                                 The officers of GECC (or their designees) may, if such officers (or designees) deem it appropriate, establish a reserve to meet any contingent liabilities of GECC, including any claims or actions to which GECC is or may be subject, and any amount that is placed in such reserve shall be deducted from the net assets to be applied or invested and reinvested in the manner described in paragraph (a) until the contingent liabilities have been settled or otherwise determined and discharged.

6

ARTICLE III.

State and Regulatory Filings.

(a)                                  The officers of GECC (or their designees) shall make, or cause to be made, such filings with the Securities and Exchange Commission, the Commissioners of Insurance for the States of Delaware, Virginia, North Carolina, Illinois, Texas, Wisconsin, and certain other States, and the regulatory authorities for the United Kingdom, Canada, Australia, Bermuda, and certain other foreign jurisdictions, as may be required to register the stock of Genworth and otherwise to effectuate registered underwritten public offerings of the stock of Genworth.

(b)                                 The officers of GECC (or their designees) shall make, or cause to be made, such other filings and take such other actions as they may deem necessary or advisable to carry out the purposes of this Plan of Divestiture.

ARTICLE IV.

Meaning of Terms.

(c)                                  The term “Controlling Interest” shall mean more than 50% (by fair market value), as construed for purposes of the relevant provisions of the Code.

(d)                                 The term “80% Interest” shall mean more than 80% (by fair market value and combined vote).

(c)                                  The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 The term “Master Agreement” shall mean the agreement described in the second Recital of this Plan of Divestiture.

7

(e)                                  All other capitalized terms shall have the meanings ascribed to them by the Master Agreement.

8

Exhibit FF

FACL Reinsurance Agreement

Separately provided as Exhibit 10.23 to Registration Statement No. 333-112009.

Exhibit GG

Form of FACL Fall-back Stock Transfer Agreement

Separately provided as Exhibit 10.42 to Registration Statement No. 333-112009.

Exhibit HH

FICL Reinsurance Agreement

Separately provided as Exhibit 10.22 to Registration Statement No. 333-112009.

Exhibit II

Form of International Tax Matters Agreements

Also separately provided as Exhibit 10.47, Exhibit 10.57 and Exhibit 10.58 to Registration Statement No. 333-112009.

Exhibit II

This Taxation Management (Stub Period Payments) Agreement

is made on [insert between the following parties:

1                                        GE Capital Finance Australasia Pty Limited
ACN 070 396 020
of 572 Swan  Street Melbourne  VIC 3121
(GECFA)

2                 GE Mortgage Insurance Company Pty Limited
ABN 60106974305
of 259 George Street Sydney NSW 2000
(NEW GEMICO)

3                 Genworth Financial, Inc, a company incorporated in the State of Delaware, United States of America, and having its principal place of business at 6620 West Broad Street, Richmond, Virginia 23230

4                 General Electric Capital Corporation a company incorporated in the State of Delaware, United States of America, and having its principal place of business at 260 Long Ridge Road, Stamford, CT, 06927

Recitals

(A)                             The Board of Directors of GE Company has determined that it is in the best interest of its subsidiaries and shareholders to divest the Genworth Group into a separate business and to divest a portion of its interests in the Genworth Group through a public share offering.

(B)                                Pursuant to a Master Agreement dated [•], [•] 2004 between, inter alia, GE Company, GECC and Genworth (the “Master Agreement”), Genworth has agreed to acquire the outstanding shares of stock of certain subsidiaries of GE (the “Acquisition”) and will thereby become the parent entity of the Genworth Companies.

(C)                               Pursuant to the US Tax Management Agreement dated [•], [•] 2004 between, inter alia, GE and Genworth, (the “US TMA”), GE and Genworth have entered into an arrangement governing the US Tax liabilities and affairs of the subsidiaries acquired under the Acquisition.

(D)                               Pursuant to the Global Transition Services Agreement dated [•], [•] 2004 between, inter alia, GE Company and Genworth, GE Company and its subsidiaries will provide or cause to be provided certain administrative and support services and other assistance to Genworth and its subsidiaries on a transitional basis and Genworth and its subsidiaries will provide or cause to be provided certain administrative and support services and other assistance to GE and its subsidiaries (the “Global TSA”).(E) The GE Aust Companies and NEW GEMICO entered into the Business Transfer Arrangements on 23 February 2004 to effect a transfer of the Business conducted by the GE Aust Companies to NEW GEMICO, which was completed on 31 March 2004.

(F)                                The purpose of this Agreement is to record the parties’ agreement with regard to the Tax liabilities and affairs of the GE Aust Companies and Genworth Companies.

1

The parties agree

in consideration of, among other things, the mutual promises contained in this agreement:

1                                        Definitions and Interpretation

1.1                               Definitions

Act means Corporations Act 2001 (Cth).

Business means the lenders mortgage insurance business of GEMI and GEMICO which has been  transferred to NEW GEMICO pursuant to the Business Transfer Arrangements and the business of GEMICO HOLDINGS.

Business Day means a day on which trading banks are open for business in Sydney other than a Saturday or Sunday;

Business Transfer Arrangements means the:

(a)                                  GEMI Business Transfer Agreement dated 23 February 2004 between GEMI and NEW GEMICO for the transfer of certain assets from GEMI to NEW GEMICO;

(b)                                 GEMICO Business Transfer Agreement dated 23 February 2004 between GEMICO and NEW GEMICO for the transfer of certain assets from GEMICO to NEW GEMICO; and

(c)                                  the Schemes,

which took  effect on the Transfer Date.

Consolidated Tax Group has the meaning set out in the Income Tax Assessment Act.

GE Company means General Electric Company, a company incorporated in the United States of America and having its principal place of business at 3135 Easton Turnpike Fairfield, CT 06828

GEMICO means GE Capital Mortgage Insurance Corporation (Australia) Pty Limited ABN 52 081 488 440.

GE Group means GE Company and its subsidiaries (other than Genworth and its subsidiaries).

GE Group Company means any company in the GE Group.

GE Aust Companies means GEMI, GEMICO and GEMICO HOLDINGS and GE Aust Company means any one of them.

GEMI means GE Mortgage Insurance Pty Limited ABN 61 071 466 334.

GEMICO HOLDINGS means GEMICO Holdings ABN 95 099 020 694.

Genworth Companies means:

(a)                                  NEW GEMICO Holdings; and

(b)                                 NEW GEMICO;

and Genworth Company means either one of them.

2

Genworth Group means Genworth and its subsidiaries

Group Liability has the meaning defined in section 721-10 of the Income Tax Assessment Act.

Head Company has the meaning set out in the Income Tax Assessment Act.

Income Tax Assessment Act means the Income Tax Assessment Act 1997 (Cth).

Initial Public Offering or IPO has the meaning specified in section 1.1 of the Master Agreement.

Losses means all losses, liabilities, costs (including without limitation reasonable legal costs), charges, expenses, actions, proceedings, claims and damages.

Net Tax Contribution Amount has the meaning set out in clause 2.1(a).

NEW GEMICO HOLDINGS means GE Mortgage Insurance Holdings Pty Limited ABN 89 106 972 874.

Net Tax Loss Amount has the meaning set out in clause 2.2(a).

Public Authority includes:

(a)                                  any government in any jurisdiction, whether federal, state, territorial or local;

(b)                                 any minister, department, office, commission, delegate, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

(c)                                  any non-government regulatory authority;

(d)                                 any provider of public utility services, whether or not government owned or controlled;

(e)                                  any regulatory organisation established under statute or any stock exchange; and

(f)                                    judicial body or administrative body.

Relevant Tax Matters means:

(a)                                  the preparation and filing of all Tax returns, forms or statements;

(b)                                 any dealings with or making of any Tax assessments;

(c)                                  any audit or other administrative or judicial proceedings regarding any Taxes payable; and

(d)                                 any other matter that may result in any Tax liability,

in relation to the GE Aust Companies or the Genworth Companies in so far as such things relate to matters where Genworth or the Genworth Companies have agreed to indemnify or pay an amount under this agreement.

Schemes means:

(a)                                  a scheme pursuant to Part III Division 3A of the Insurance Act 1973 (Cth) for the transfer of the lenders mortgage insurance business of GEMI to NEW GEMICO; and

3

(b)                                 a scheme pursuant to Part III Division 3A of the Insurance Act 1973 (Cth) for the transfer of the lenders mortgage insurance business of GEMICO to NEW GEMICO.

Stub Period means the period from 1 January 2004 to the date of issue of shares by Genworth as part of the Initial Public Offering.

Supplemental Payment Deed means the agreement of the same name dated 31 March 2004 between NEW GEMICO HOLDINGS, GECC, GEMICO and GEFA International Holdings, Inc. a corporation organised under the laws of Delaware, providing for an additional payment from NEW GEMICO HOLDINGS to GEMICO in respect of the transfer of the Business.

Tax includes any tax, levy, impost, deduction, charge, rate, duty, compulsory loan or withholding which is levied or imposed by a Public Authority, and any related interest, penalty, charge, fee or other amount.

Tax Expert means a Sydney barrister who specialises in tax law:

(a)                                  as agreed between the parties; or

(b)                                 failing such agreement, upon application of either the Recipient or the Payer, as nominated by the President for the time being of The NSW Bar Association.

Tax Contribution Amount in relation to a Genworth Company means the amount which would have been that Genworth Company’s amount of income tax for the Stub Period on the basis of the following assumptions:

(a)                                  that the Genworth Company were a stand alone company and not part of the Consolidated Tax Group of which GECFA is the Head Company; and

(b)                                 the Stub Period were an income year.

Tax Loss Amount in relation to a Genworth Company means an amount equal to the applicable corporate tax rate multiplied by the notional tax loss for that company for the Stub Period calculated on the basis of the following assumptions:

(a)                                  that the Genworth Company were a stand alone company and not part of the Consolidated Tax Group of which GECFA is the Head Company; and

(b)                                 the Stub Period were an income year.

Tax Matters Agreement means the agreement dated [insert date] between GE Company, GECC, GEI, Inc. (a Delaware Corporation), GE Financial Assurance Holdings, Inc. (a Delaware Corporation) and Genworth.

Taxation Matters Agreement means the agreement of the same name dated [insert date] between GECC and Genworth.

Transfer Date means the “Transfer Date” as defined in the Schemes, being 31 March 2004.

1.2                               Interpretation

Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

(a)                                 The singular includes the plural and conversely.

(b)                                A gender includes all genders.

4

(c)                                 Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)                                A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

(e)                                 A reference to a clause or schedule is to a clause of or schedule to this agreement.

(f)                                   A reference to any party to this agreement or any other agreement or document includes the party’s successors and permitted assigns.

(g)                                A reference to any agreement, deed or document is to that agreement, deed or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this agreement.

(h)                                A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

(i)                                    A reference to dollars or $ is to Australian currency.

(j)                                    Each schedule to this agreement forms part of the agreement.

(k)                                 A reference to conduct includes any omission and any statement or undertaking, whether or not in writing.

(l)                                    A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

(m)                              Mentioning anything after include, includes or including does not limit what else might be included.

(n)                                A reference to a right or obligation of any two or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

(o)                                No provision of this agreement will be construed adversely to a party on the ground that the party was responsible for the preparation of this agreement or that provision.

1.3                               Business Days

Where the day on or by which anything has to be done under this agreement is not a Business Day, that thing must be done on or by the preceding Business Day.

2                                        Stub Period Payments

2.1                               Tax Contribution Amount

(a)                                 Immediately prior to the IPO, NEW GEMICO becomes liable to pay to GECFA, and GECFA becomes entitled to receive from NEW GEMICO the excess, if any, of the combined Tax Contribution Amounts for the Genworth Companies over the combined Tax Loss Amounts for the Genworth Companies (the “Net Tax Contribution Amount”).

(b)                                Where GECFA:

(1)                                 receives a refund of Tax; or

5

(2)                                 pays a reduced amount of Tax as a result of the application of a benefit or credit arising from an earlier payment of Tax,

and the Tax giving rise to the refund, benefit or credit is Tax in respect of which NEW GEMICO has paid a Net Tax Contribution Amount to GECFA, GECFA must repay to NEW GEMICO, to the extent of the refund or reduced amount of Tax, the amount paid by NEW GEMICO under this clause 2.1 within 30 days of receipt of the refund or reduced payment.

(c)                                 NEW GEMICO must pay any increases in the Net Tax Contribution Amount above any Net Tax Contribution Amount previously paid by it under clause 2.1.

2.2                               Tax Loss Amount

(a)                                 Immediately prior to the IPO, GECC becomes liable to pay to Genworth , and Genworth becomes entitled to receive from GECC, any excess, if any, of the combined Tax Loss Amounts of the Genworth Companies over the combined Tax Contribution Amounts of the Genworth Companies (the “Net Tax Loss Amount”).

(b)                                Genworth must refund to GECC any reduction in the Net Tax Loss Amount below any Net Tax Loss Amount previously paid by GECC as contemplated by clause 2.2(a) and clause 2.4(c).

(c)                                 GECC must pay to Genworth any increases in the Net Tax Loss Amount above any Net Tax Loss Amount previously paid by GECC as contemplated by clause 2.2(a) and clause 2.4(c).

2.3                               Notice

As soon as it is reasonably able to do so (and in any event prior to it paying Tax as contemplated by clause 2.4(a)) ), GECFA must provide NEW GEMICO with a notice specifying the Net Tax Contribution Amount or Net Tax Loss Amount (whichever is applicable), accompanied by explanatory material which specifies the basis of calculation of that Net Tax Contribution Amount or Net Tax Loss Amount.

2.4                               Payment

(a)                                 The payment of:

(1)                                 the Net Tax Contribution Amount arising under clause 2.1(a); or

(2)                                 the Net Tax Loss Amount arising under clause 2.2(a),

must be made no later than the time when GECFA pays Tax payable on the tax return for that income year.

(b)                                Any payments required to be made pursuant clause 2.1 shall be made by and between NEW GEMICO and GECFA.

(c)                                 Any payments required to be made pursuant clause 2.2 shall be made by and between Genworth and GECC.

6

2.5                               Limitations on Liability

A party will not be liable for any Tax, Loss or other amount under or relating to this agreement to the extent that the Loss arose or was incurred as a result of breach of any obligation under this agreement or the Master Agreement.

2.6                               Taxation Effect

If a payment that is required to be made by one party (the “Payer”) to any other (the “Recipient”) under this agreement is liable to Tax in the hands of the Recipient, or in appropriate cases an affiliate of the Recipient, the amount payable shall be increased by such amount as will leave the Recipient and the relevant affiliate in the same net after tax position as it would have been in had the payment not been so liable to Tax.

3                                        Control of Tax Matters

3.1                               Control by GE Group

(a)                                 The GE Group has sole control over:

(1)                                 the preparation and filing of all Tax returns, forms or statements;

(2)                                 any dealings with Tax assessments;

(3)                                 any audit or other administrative or judicial proceedings regarding any Taxes payable; and

(4)                                 any other matter that may result in any Tax liability,

in relation to the GE Aust Companies (including any Relevant Tax Matter).

(b)                                Without limiting clause 3.1(a), GECFA  must keep NEW GEMICO  fully informed, must consult with and must permit NEW GEMICO  to participate in any Relevant Tax Matter.

(c)                                 In respect of a Relevant Tax Matter, GECFA must procure that each GE Group Company must not file any Tax returns or settle any proceedings or other matters which may result in any Tax liability in a manner that would materially adversely affect Genworth or the Genworth Companies without the consent of NEW GEMICO , which consent may not be unreasonably withheld.

(d)                                If a GE Group Company unreasonably fails to accept any proposal by NEW GEMICO  or a Genworth Company in relation to a Relevant Tax Matter, then any relevant amount payable by NEW GEMICO  or a Genworth Company pursuant to this agreement will be determined as if such proposal had been accepted.

(e)                                 If a GE Group Company otherwise acts unreasonably (or unreasonably fails to act) in dealing with any Relevant Tax Matter, then any relevant amount payable by NEW GEMICO or a Genworth Company pursuant to this agreement will be reduced to the extent that the unreasonable act (or failure to act) of that GE Group Company has increased the amount the subject of the payment.

7

3.2                               Control by Genworth

Except as provided in section 3.1, NEW GEMICO will have exclusive right to control:

(a)                                 the preparation and filing of all Tax returns, forms or statements;

(b)                                any dealings with Tax assessments;

(c)                                 any audit or other administrative or judicial proceedings regarding any Taxes payable; and

(d)                                any other matter that may result in any Tax liability,

of the Genworth Companies.

4                                        Disputes

(a)                                 If a dispute arises between the parties with respect to this agreement and the parties are unable to reach an agreement on the matter in dispute, then any party to the dispute may refer the dispute to the Tax Expert for determination.

(b)                                The Tax Expert shall be deemed to act as an expert and not as an arbitrator.

(c)                                 The Tax Expert shall have the right to call for information from any party relevant to any determination it may be required to make.

(d)                                Each of the parties shall be entitled to submit written representations to the Tax Expert in connection with the matter or matters in dispute.

(e)                                 The parties shall provide to the Tax Expert all such information and documentation as it may reasonably require.

(f)                                   The decision of the Tax Expert is, in the absence of manifest error, to be conclusive and binding on the parties for the purposes of determining the dispute and the time for any payment.

(g)                                The costs and expenses in connection with the reference will be borne by the parties in a manner determined by the Tax Expert (and either party may request that determination) and in the absence of such a determination will be borne by the parties to the dispute equally.

5                                        GST

(a)                                 Any reference in this clause or otherwise in this agreement to a term defined or used in A New Tax System (Goods and Services Tax) Act 1999 is, unless the context indicates otherwise, a reference to that term as defined or used in that Act.

(b)                                Any amount referred to in this agreement which is relevant in determining a payment to be made by one of the parties to the other is exclusive of any GST unless indicated otherwise.

(c)                                 If GST is payable on a supply made under or in connection with this agreement then the consideration provided for that supply is increased by

8

the rate at which that GST is imposed. The additional consideration is payable at the same time as the consideration to which it relates.

(d)                                The supplier must issue a tax invoice to the recipient of the supply at the time of payment of the GST inclusive consideration or at such other time as the parties agree.

(e)                                 If one of the parties to this agreement is entitled to be reimbursed for an expense or outgoing incurred in connection with the agreement, then the amount of the reimbursement will be net of any input tax credit which may be claimed by the party (or its representative member) being reimbursed in relation to that expense or outgoing.

6                                        Interest

In the event that any payment required to be made under this agreement is made after the date on which such payment is due, interest will accrue on the amount of such payment from (but not including) the due date of such payment (and including) the date such payment is actually made at the rate determined under section 12 of the Tax Matters Agreement, compounded on a daily basis.

7                                        General

7.1                               Notices

(a)                                 Any notice or other communication including any request, demand, consent or approval, to or by a party to this agreement:

(1)                                 must be in legible writing and in English addressed as shown below:

(A)                             if to GECFA

Address: 572 Swan  Street, Sydney, NSW, 2000

Attention:               Chris Vanderkley

Facsimile:                (03) 9921 6177;

(B)                               if to NEW GEMICO

Address: Level 23, 259 George Street, Sydney, NSW, 2000

Attention:               Brad Dean

Facsimile:                (02) 9247 6733 ,

(C)                               if to Genworth

Address: 6620 West Broad Street, Richmond, Virginia 23230

Attention:               Michael Schlessinger

Facsimile:                (804) 662 7900  ,

(D)                              if to GECC

9

Address: 260 Long Ridge Road, Stamford, CT, 06927

Attention:               Richard D’Avino

Facsimile:                                               (203) 967 5084 or as specified to the sender by any party by notice;

(2)                                 must be signed by the sender (if a natural person) or an officer or under the common seal of the sender (if a corporation);

(3)                                 is regarded as being given by the sender and received by the addressee:

(A)                             if by delivery in person, when delivered to the addressee;

(B)                               if by post, 3 Business Days from and including the date of postage; or

(C)                               if by facsimile transmission, whether or not legibly received, when transmitted to the addressee,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00pm (addressee’s time) it is regarded as received at 9.00am on the following Business Day; and

(4)                                 can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

(b)                                A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after transmission is received or regarded as received under clause 8.1(a)(3) and informs the sender that it is not legible.

(c)                                 In this clause 8.1, a reference to an addressee includes a reference to an addressee’s Officers, agents or employees.

7.2                               Waiver

(a)                                 A party waives a right under this agreement only if it does so in writing.

(b)                                A party does not waive a right simply because it:

(1)                                 fails to exercise the right;

(2)                                 delays exercising the right; or

(3)                                 only exercises part of the right.

(c)                                 A waiver of one breach of a term of this agreement does not operate as a waiver of another breach of the same term or any other term.

7.3                               Whole agreement

This agreement replaces any previous agreement, representation, warranty or understanding between the parties concerning the subject matter and embodies the entire agreement between the parties.

10

7.4                               Variation

A variation of any term of this agreement must be in writing and signed by the parties.

7.5                               Further action

Each party must promptly sign any document or do anything else that is necessary to give full effect to this agreement.

7.6                               Enforceability

If all or any part of a provision of this agreement is invalid or unenforceable, it may be severed to the extent of the invalidity or unenforceability, without affecting the validity or enforceability of the balance of that provision or any other provision which remains after severance.

7.7                               Counterparts

This agreement may be executed in any number of counterparts and all counterparts, taken together, constitute one instrument.

7.8                               Governing Law

This agreement is governed by the laws of New South Wales.

11

Executed as an agreement:

Signed by
GE Capital Finance Australasia Pty Limited
by:

Secretary/Director	Director

Name (please print)	Name (please print)

Signed by
GE Mortgage Insurance Company Pty Limited
by:

Secretary/Director	Director

Name (please print)	Name (please print)

Signed by
Genworth Financial, Inc.
by:

Authorised Representative

Name (please print)

Signed by
General Electric Capital Corporation
by:

Authorised Representative

Name (please print)

12

Exhibit JJ

Form of French Reinsurance Agreement

Separately provided as Exhibit 10.24 to Registration Statement No. 333-112009.

Exhibit KK

Joint Management Committee

Section 6.17 (i) Joint Management Committee

1.               Make Up and Meeting Frequency;

2.               Establishment of Administrative Standards;

3.               Interpretation and Implementation of Reinsurance Agreements and the Business Services Agreement;

4.               Determination of Non-Guaranteed Elements;

5.               Coordination and Budget Forecast; and

6.               Procedure for review of compliance with applicable laws and regulations.

Exhibit LL

Form of Amended and Restated Certificate of Incorporation

Separately provided as Exhibit 3.1 to Registration Statement No. 333-112009.

Exhibit MM

Form of Amended and Restated Bylaws

Separately provided as Exhibit 3.2 to Registration Statement No. 333-112009.

Exhibit NN

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of May    , 2004, is by and between GELCO CORPORATION, a Delaware corporation (the “Seller”), and GE FINANCIAL ASSURANCE HOLDINGS, INC., a Delaware corporation (the “Buyer”).

WHEREAS, the Seller currently owns 370,000 shares of common stock, par value $1.00 per share (the “Viking Stock”), of Viking Insurance Company, Ltd., a Bermuda corporation (the “Company”), which shares represent 100% of the issued and outstanding shares of the Company; and

WHEREAS, Buyer and Seller have determined that it is mutually desirable for Buyer to acquire from Seller the Viking Stock, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows.

ARTICLE I

THE TRANSACTION

Section 1.1        Viking Stock.  Simultaneously with the execution and delivery of this Agreement, Seller shall transfer, assign and deliver to Buyer all of its right, title and interest in the Viking Stock, and Buyer shall acquire at the Closing (as hereinafter defined) the Viking Stock, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances.  In consideration for such transfer, assignment and delivery, Buyer shall pay to Seller at the Closing $209,314,209.00 (the “Purchase Price”).  The foregoing transactions are collectively referred to in this Agreement as the “Transaction.”

ARTICLE II

THE CLOSING

Section 2.1        Time.  The closing (the “Closing”) of the Transaction shall take place simultaneously with the execution and delivery of this Agreement.

Section 2.2        Deliveries.  At the Closing, (a) Seller shall deliver to Buyer any stock certificates representing the Viking Stock, duly endorsed in blank or accompanied by duly executed assignment documents satisfactory to Buyer or if any such certificates cannot be found, a duly executed indemnity for lost certificates in the form attached as Exhibit A, and (b) Buyer shall deliver to Seller the Purchase Price in accordance with Section 1.1 above.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer as follows.

Section 3.1        Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 3.2        Corporate Power; Authorization.  Seller has all necessary corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder.  The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder have been duly and validly authorized by all necessary corporate action of Seller, and no other corporate proceedings on the part of Seller are necessary to authorize the execution, delivery or performance of this Agreement.

Section 3.3        Binding Agreement.  This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding agreement of Seller, enforceable against Seller in accordance with its terms.

Section 3.4        Non-Contravention.  Each of the execution and delivery by Seller of this Agreement does not, and the performance by Seller of its obligations hereunder will not, (a) contravene or conflict with the certificate of incorporation or by-laws of Seller or (b) to the best of Seller’s knowledge, contravene or conflict with or constitute a violation of or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Seller under any provision of applicable law or regulation of the United States or any state thereof or of any agreement, contract, judgment, injunction, order, decree or other

2

instrument binding upon Seller, which contravention, conflict, violation, default or right of termination, cancellation or acceleration would reasonably be expected to result, in the case of this clause (b), in a material adverse effect on the business, assets, results of operations or financial condition of Seller.

Section 3.5        Title to Viking Stock.  Seller has good and marketable title to the Viking Stock, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances, and has complete and unrestricted power to transfer, assign and deliver the Viking Stock to Buyer.  The Viking Stock is validly issued, fully paid and nonassessable. Upon transfer of the Viking Stock to Buyer as provided herein, Buyer will acquire good and marketable title to the Viking Stock, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as follows.

Section 4.1        Organization.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 4.2        Corporate Power; Authorization.  Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder have been duly and validly authorized by all necessary corporate action of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize the execution, delivery or performance of this Agreement

Section 4.3        Binding Agreement.  This Agreement has been duly and validly executed and delivered by Buyer and constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

Section 4.4        Non-Contravention.  The execution and delivery by Buyer of this Agreement does not, and the performance by Buyer of its obligations hereunder will not, (a) contravene or conflict with the certificate of incorporation or by-laws of Buyer or (b) contravene or conflict with or constitute a violation of or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Buyer under any provision of applicable law or regulation of the United States or any state thereof or of any agreement, contract, judgment, injunction, order, decree or other instrument binding upon

3

Buyer, which contravention, conflict, violation, default or right of termination, cancellation or acceleration would result, in the case of this clause (b), in a material adverse effect on the business, assets, results of operations or financial condition of Buyer.

Section 4.5        Purchase for Own Account.  The Viking Stock will be acquired for investment for Buyer’s own account and/or the account of its direct and indirect subsidiaries, not as a nominee or agent for any other party, and not with a view to the resale or distribution of any part thereof.  Buyer does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Viking Stock, except that Buyer intends to transfer the Viking Stock to one or more of its direct or indirect subsidiaries.

ARTICLE V

MISCELLANEOUS

Section 5.1        Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 5.2        Expenses.  All costs and expenses incurred by any party to this Agreement or its affiliates or any director, officer or employee of any of the foregoing in connection with the negotiation, execution and delivery of the documentation relating to the transactions contemplated by this Agreement shall be paid by the party incurring such costs or expenses.

Section 5.3        Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors by operation of law, but may not otherwise be assigned by any party hereto without the prior written consent of the other party hereto.

Section 5.4        Validity.  If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

4

Section 5.5        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

Section 5.6        Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 5.7        No Third Party Beneficiaries.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successor and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

Section 5.8        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signatures on Next Page]

5

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

GELCO CORPORATION

By:
Name:

Title:

GE FINANCIAL ASSURANCE HOLDINGS, INC.

By:
Name:

Title:

6

Exhibit A

INDEMNITY FOR LOST SHARE CERTIFICATE

To the Directors of Viking Insurance Company, Ltd.  (the “Company”)

The original certificate of title relating to the shares of the Company described below has been mislaid, lost, stolen or destroyed.

Neither the shares nor certificate of title thereto have been transferred, charged, lent or deposited or dealt with in any manner affecting the absolute title thereto and the person named in the said certificate is the person entitled to be on the register in respect of such shares.

We undertake to deliver to the Company for cancellation the said original certificate, duly indorsed, should the same ever be recovered.

We will at all times indemnify and save harmless the Company from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character by reason of the mislaid, lost, stolen or destroyed certificate or the issuance of a new instrument in lieu of it.

PARTICULARS OF CERTIFICATE:

Certificate Number

32	for 120,000 Common Shares

[Signature on Next Page]

7

GELCO CORPORATION

Name:
Title:
Date: May , 2004

8

Exhibit OO

TAX ALLOCATION AGREEMENT

This Tax Allocation Agreement (this “Agreement”) is among General Electric Capital Assurance Company, a Delaware insurance company (“Parent”), GE Life and Annuity Assurance Company, a Virginia insurance company (“GELAAC”), Professional Insurance Company, a Texas insurance company (“PIC”), GE Capital Life Assurance Company of New York, a New York insurance company (“GECLA”), Federal Home Life Insurance Company, a Virginia  insurance company (“FHL”), First Colony Life Insurance Company, a Virginia insurance company (“FCL”), American Mayflower Life Insurance Company of New York, a New York insurance company (“AML”), Jamestown Life Insurance Company, a Virginia insurance company (“JTL”), River Lake Insurance Company, a South Carolina insurance company (“RL”), and Genworth Financial, Inc. (“Genworth”), the ultimate holding company.

WHEREAS, Parent, GELAAC, PIC, GECLA, FHL, FCL, AML, JTL and RL are members of an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the “Code”), and are eligible to file consolidated federal income tax returns (the “Affiliated Group”);

WHEREAS, Parent, GELAAC, PIC, GECLA, FHL, FCL, AML, JTL and RL (the “Participating Companies” with each Participating Company other than Parent being a “Subsidiary Member”) have determined that it is in their best interests to elect to file consolidated federal income tax returns and to enter into this Agreement for purposes of allocating the consolidated federal income tax liability between the Participating Companies; and

WHEREAS, GECLA and AML are incorporated in the State of New York (collectively, the “New York Companies,” or separately, a “New York Company”), and therefore are subject to the Guidelines for Tax Allocation Agreements contained in the New York Insurance Department Circular Letter 1979-33;

NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.             ALLOCATION METHOD.

(A)          Allocation of Consolidated Tax Liability.  The Participating Companies shall allocate the consolidated federal income tax liability of the Affiliated Group (the “Consolidated Tax Liability”) to each Participating Company by multiplying the Consolidated Tax Liability times a fraction, the numerator of which is the federal income tax liability of the Participating Company computed as if the Participating Company filed separate federal income tax returns (“Separate Tax Liability”) and the denominator of which is the sum of the Separate Tax Liabilities of the Participating Companies.  The amount of the Consolidated Tax Liability allocated to each Participating Company shall not exceed the Separate Tax Liability of such Participating Company; provided, however, that for purposes of computing the Separate Tax Liability of a Participating Company, any income, deduction, or loss recognized by such Participating Company in an intercompany transaction with another Participating Company shall be taken into account as provided in Treasury Regulation §§ 1.1502-13 and 1.1502-13T.

(B)           Use of Tax Attributes.

(i)  Generally.  In the event that the amount of the Consolidated Tax Liability allocated to a Participating Company is less than the Separate Tax Liability of such Participating Company (the “Benefited Company”) and another Participating Company has foreign tax credits, investment tax credits, losses, loss carryovers, or other tax attributes (“Losses”; the Participating Company which has such Losses, the “Loss Company”), then (i) if Parent is the Benefited Company, Parent shall pay to the Loss Company, (ii) if Parent is the Loss Company, the Benefited Company shall pay to Parent, and (iii) if Parent is neither the Benefited Company or the Loss company, the Benefited Company shall pay to Parent and Parent shall pay to the Loss Company an amount equal to the excess of the Benefited Company’s Separate Tax Liability over its allocation of Consolidated Tax Liability (“Tax Benefit”) to the extent such Tax Benefit is attributable to Losses of the Loss Company actually used to reduce Consolidated Tax Liability taking into account the principles of Treasury Regulation §§ 1.1502-2, 1.1502-3, 1.1502-4, 1.1502-11, 1.1502-21, and 1.1502-21T.  Any of the Loss Company’s Losses which are not used to reduce Consolidated Tax Liability and for which it has not been paid shall be retained by the Loss Company for possible future use in computing its Separate Tax Liability.

(ii)  New York Companies.  All payments to a New York Company as a Loss Company shall be recorded on such New York Company’s books as contributed surplus.  Once a Loss Company is paid for the utilization of its Losses, the Loss Company cannot use such Losses in the calculation of its Separate Tax Liability.  As required by New York Insurance Department Circular Letter 1979-33, if the amount paid by a New York Company to Parent pursuant to this Paragraph 1 is greater than the amount of the New York Company’s share of the Consolidated Tax Liability, then cash or securities having a fair market value equal to such excess shall be placed in escrow by Parent in order to help assure such New York Company’s enforceable right to recover its payment for utilization of Losses of another Participating Company in the event that such New York Company generates future Losses which may be carried back to the year with respect to which such payment was made.  The assets held in escrow shall be assets eligible as an investment for the New York Companies.  Escrow assets may be released to Parent (and shall in appropriate cases be paid by Parent to the appropriate Subsidiary Member) from the escrow account at such time as the permissible period for the carryback of Losses has

2

elapsed.  The escrow established pursuant to this Paragraph 1 will be created pursuant to an agreement substantially in the form of Exhibit “A”.

(C)           Payments.  All payments of Consolidated Tax Liability allocated under Paragraph 1(A) and all payments with respect to Losses generating Tax Benefits under Paragraph 1(B) shall be made within ninety (90) days of the payment of the applicable estimated or actual consolidated federal income tax, except where a refund is due Parent, in which case, it may defer payment to a Subsidiary Member to within ninety (90) days of receipt of such refund.  All payments shall be made in cash or in securities eligible as investments for the New York Companies, valued at market value.

2.             CHANGE IN CONSOLIDATED TAX LIABILITY.  If taxable income, special deductions or credits reported in a consolidated federal income tax return of the Affiliated Group is changed or otherwise adjusted, including without limitation by the filing of an amended tax return or by the Internal Revenue Service or other appropriate authority, a recalculation of the tax liability for all parties to this Agreement shall be made.

3.             REPORTS.  Written reports shall be prepared by Parent reflecting the allocations of Consolidated Tax Liability made pursuant to Paragraph 1 for each taxable year of the Affiliated Group (the “Tax Allocation Reports”).  Such Tax Allocation Reports shall be prepared and made available to Subsidiary Members within ninety (90) days after the filing of the applicable consolidated federal income tax return.  Written reports shall also be prepared by Parent reflecting any adjustments to prior Tax Allocation Reports, including adjustments arising as a consequence of the filing of amended tax returns or audits by the Internal Revenue Service or other appropriate authority (the “Tax Allocation Adjustment Reports”).  Tax Allocation Adjustment Reports will be prepared and made available to each Subsidiary Member promptly following the calculation of such adjustments, and any payments required pursuant to Tax Allocation Adjustment Reports shall be made within ninety (90) days of receipt of such Tax Allocation Adjustment Reports.  For purposes of making quarterly estimated tax payments of federal income taxes, Parent is authorized to prepare and make available to each of the Subsidiary Members written reports estimating each of such Participating Company’s share of estimated tax payments under Section 6655 of the Code determined in accordance with the principles of Paragraph 1.

4.             MODIFICATION.  The parties may not amend Paragraph 1 of the Agreement to provide for any other method of allocation without thirty (30) days prior notification to the New York Insurance Department.

5.             TERMINATION.  This Agreement shall remain in effect until terminated by any party hereto upon giving sixty (60) days advance written notice or until the Affiliated Group fails to file a consolidated federal income tax return with Parent as the common parent for any taxable year.  Termination upon notice will be effective only with respect to the terminating party.  If termination results from the Affiliated Group joining in a life/nonlife consolidated return for which Genworth is the common parent, the

3

Participating Companies eligible to join in the Genworth consolidated federal income tax return shall become parties to Genworth’s then-existing tax allocation agreement by and among Genworth and its eligible subsidiaries (other than the Participating Companies) by executing the appropriate adoption agreements, and Genworth shall consent to such adoption agreements.  Upon termination of the Agreement, its provisions will remain in effect, in the case of termination by notice, with respect to any period of time prior to and during the taxable year in which termination occurs for which the income of the terminating party was properly included in the Affiliated Group consolidated federal income tax return,  and in the case of any other termination, with respect to any taxable year beginning after the Closing Date as defined in the Master Agreement executed by and among Genworth, General Electric Company, General Electric Capital Corporation, GEI, Inc., and GE Financial Assurance Holdings, Inc. on                   , 2004 (the “Master Agreement”; such Closing Date as defined in the Master Agreement, the “Closing Date”) and ending on or prior to the date of termination .

6.             RECORDS AND DOCUMENTS.  Notwithstanding the termination of this Agreement, all material including, but not limited to, separate returns, supporting schedules, workpapers, correspondence and other documents relating to a Subsidiary Member’s inclusion in the consolidated federal income tax return of the Affiliated Group for a year governed by this Agreement, shall be made available to such Subsidiary Member during Parent’s regular business hours.

7.             ASSIGNMENT.  Except as provided in Section 14, this Agreement and any rights pursuant hereto shall not be assignable by any party hereto, without the prior written consent of the other parties.  Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities that would otherwise be applicable.  The representations, warranties, covenants and agreements contained in this Agreement shall be binding upon, extend to and inure to the benefit of the parties hereto, their, and each of their, successors and assigns respectively.

8.             GOVERNING LAW; SERVICE OF SUIT; FORUM SELECTION.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of New York applicable to a contract made and to be performed in that state, without regard to principles of conflict of laws.

9.             DISPUTES.  Any dispute between or among any of the parties hereto concerning the implication of this Agreement which cannot be resolved shall be referred to arbitration in accordance with the then existing rules of the American Arbitration Association.

10.           NOTICE.  All notices, statements or requests provided for hereunder shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Service, as first class certified or registered mail, postage prepaid, overnight courier service, telex or telecopier, addressed.

4

If to Parent, to:

General Electric Capital Assurance Company

6620 West Broad Street

Richmond, VA  23230

If to GELAAC, to:

GE Life and Annuity Assurance Company

6620 West Broad Street

Richmond, VA  23230

If to PIC, to:

Professional Insurance Company

6620 West Broad Street

Richmond, VA  23230

If to GECLA, to:

GE Capital Life Assurance Company of New York

6620 West Broad Street

Richmond, VA  23230

If to FHL, to:

Federal Home Life Insurance Company

6620 West Broad Street

Richmond, VA  23230

If to FCL, to:

First Colony Life Insurance Company

6620 West Broad Street

Richmond, VA  23230

If to AML, to:

American Mayflower Life Insurance Company of New York

6620 West Broad Street

Richmond, VA  23230

If to JTL, to:

Jamestown Life Insurance Company

6620 West Broad Street

5

Richmond, VA  23230

If to RL, to:

River Lake Insurance Company

6620 West Broad Street

Richmond, VA  23230

If to Genworth, to:

Genworth Financial, Inc.

6620 West Broad Street

Richmond, VA  23230

And to such other persons or places as each party may from time to time designate by written notice sent as aforesaid.

11.           ENTIRE AGREEMENT.  This Agreement, together with such amendments as may from time to time be executed in writing by the parties, constitutes the entire agreement and understanding between the parties in respect of the consolidated federal income tax reporting contemplated hereby and, except for the Special Tax Agreement among Parent, FCL, and RL executed on July 28, 2003, as amended, supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof, provided however, that any prior agreements to which the Participating Companies were parties shall remain in effect with respect to each taxable year ending on or before the Closing Date.

12.           SECTION HEADINGS.  Section headings contained herein are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.           COUNTERPARTS.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.           ADDITIONAL PARTIES.  With the consent of Parent, any additional insurance companies that become members of the Affiliated Group after the date of execution hereof may become a party to this Agreement by executing the Adopting Agreement attached hereto as Exhibit B.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective officers duly authorized so to do, and their respective corporate seals to be affixed hereto.

GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

(seal)	By:	Date:

6

Attest:

GE LIFE AND ANNUITY ASSURANCE COMPANY

(seal)	By:	Date:

Attest:

PROFESSIONAL INSURANCE COMPANY

(seal)	By:	Date:

Attest:

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

(seal)	By:	Date:

Attest:

FEDERAL HOME LIFE INSURANCE COMPANY

(seal)	By:	Date:

Attest:

FIRST COLONY LIFE INSURANCE COMPANY

(seal)	By:	Date:

Attest:

AMERICAN MAYFLOWER LIFE INSURANCE COMPANY OF NEW YORK

(seal)	By:	Date:

Attest:

7

JAMESTOWN LIFE INSURANCE COMPANY

(seal)	By:	Date:

Attest:

RIVER LAKE INSURANCE COMPANY

(seal)	By:	Date:

Attest:

GENWORTH FINANCIAL, INC.

(seal)	By:	Date:

Attest:

8

EXHIBIT “A”

ESCROW AGREEMENT

ESCROW AGREEMENT, dated                              , 20            , among [name of insurance company incorporated or commercially domiciled in the State of New York] (hereinafter called “Subsidiary”), General Electric Capital Assurance Company (hereinafter called “Parent”), and [name of escrow agent] (hereinafter called “Escrow Agent”).

WITNESSETH:

WHEREAS, pursuant to a Tax Allocation Agreement dated                                          among Parent, [list all subsidiaries that are parties to the Tax Allocation Agreement], Parent is required to establish and maintain a special account consisting of assets eligible as an investment for a New York domestic life insurance company in an amount equal to the excess of the amount paid by Subsidiary to the Parent for federal income taxes over the actual tax payment made by Parent on behalf of that subsidiary; and

WHEREAS, escrow assets may be released to Parent from the special account at such time as the permissible period for use by Subsidiary of tax loss carrybacks has expired; and

WHEREAS, Parent desires to deposit securities with the Escrow Agent for such purpose.

NOW, THEREFORE, in consideration of the mutual agreements and other valuable considerations and the provisions herein contained, it is hereby agreed by and among Subsidiary, Parent and the Escrow Agent that Parent shall establish and maintain a special account with the Escrow Agent pursuant to the following conditions:

1.             Securities placed in the special account shall be held by the Escrow Agent, its successors or assigns, in trust, exclusively for the benefit of Subsidiary and free of any lien or other claim of the Escrow Agent, any judgment creditor or other claimant of the Parent.

2.             Except as hereinafter provided, no securities in this account or any principal cash account held pursuant to this Agreement shall be released by the Escrow Agent except (i) upon receipt of a written request of Subsidiary and Parent or (ii) upon substitution of other securities satisfying the provisions of this Agreement.

3.             Upon maturity of any security held hereunder, the Escrow Agent may surrender the same for payment and hold the proceeds thereof in a principal cash account which is to be maintained as a part of this account in accordance with this Agreement.  The principal cash account shall be invested pursuant to the instructions of Parent.

9

4.             Unless and until the Escrow Agent is notified to the contrary by Subsidiary and Parent, all income collected on or received from the securities held hereunder is to be paid to or upon the order of the Parent.

5.             The Escrow Agent shall be accountable to the Subsidiary and Parent, as their interests may appear, for the safekeeping of the securities and cash reserves held by it hereunder.

6.             The Escrow Agent shall send notices with respect to all security and principal cash transactions, within ten (10) days after said transactions take place, to the Subsidiary and Parent.

7.             Within thirty (30) days after the filing of the applicable federal income tax return, Subsidiary shall advise the Escrow Agent and Parent if the permissible period for use of any tax loss as a carryback has expired and authorize the Escrow Agent to release to Parent from the special account, such amounts as were deposited in the special account with respect to such tax loss.

8.             The Escrow Agent may cancel this Agreement, effective not less than thirty (30) days after delivery of notice thereof to Subsidiary and Parent, and Subsidiary or Parent may cancel this Agreement at any time without assigning any reason therefor, effective upon delivery of notice thereof to the Escrow Agent and the other party; provided no cancellation by either party shall be effective until either (a) a new escrow agreement is executed by Parent with another escrow agent and approved by Subsidiary, and the securities and cash principal in the special account are transferred to the newly designated escrow agent in accordance with written instructions from Parent and approved by Subsidiary, or (b) a letter of credit, acceptable to the New York State Insurance Department is delivered to Subsidiary in substitution for the foregoing special account.

9.             Any successor in interest of the Escrow Agent, or receiver, liquidator, or other public officer appointed to administer the affairs of the Escrow Agent shall succeed to all the obligations assumed hereunder by the Escrow Agent.

10.           This Agreement shall be construed and enforced in accordance with the laws of the state of New York.

11.           All notices and other communications which shall be or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed to the parties at their respective addresses set forth below or to such other address as any of the parties hereto shall furnish to the other.

12.           Any controversy arising under this Agreement shall be settled by arbitration, in accordance with the American Arbitration Association rules then in effect, and any award rendered thereon shall be enforceable in any court of competent jurisdiction.

10

13.           This Agreement sets forth in the entire understanding of the parties and supersedes any prior agreement on the subject matter hereof and may not be changed or terminated except by an agreement in writing signed by the parties.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the day and year first above written.

Attest:	General Electric Capital Assurance Company

By:
Name:
Title:

Address:

Attest:	[New York domiciled or commercially domiciled company]

By:
Name:
Title:

Address:

Attest:	[Escrow Agent]

By:
Name:
Title:

Address:

11

EXHIBIT “B”

ADOPTION AGREEMENT

By executing this Adoption Agreement, the undersigned corporation, an insurance company subsidiary of General Electric Capital Assurance Company, hereby adopts and agrees to be bound by the terms and provisions of the Tax Allocation Agreement between General Electric Capital Assurance Company and its subsidiaries, effective                                          (the “Agreement”), as provided in section 14 of the Agreement.

This Adoption Agreement shall become effective on the date executed.

(Name and Address of Corporation)

By:

Its:

Date:

Accepted:

General Electric Capital Assurance Company

By:

12

Exhibit PP

TAX ALLOCATION AGREEMENT

This Tax Allocation Agreement (this “Agreement”) is among Genworth Financial, Inc., a Delaware company (“Parent”), and GE Group Life Assurance Company, a Connecticut insurance company (“GEGLAC”), GEFA International Holdings, Inc., a Delaware company, Viking Insurance Co., Ltd., a Bermuda insurance company, GE Capital Insurance Agency, Inc., a Delaware company, GE Group Retirement, Inc., a Connecticut company, GE Group Administrators, Inc., a  Delaware company, GNA Corporation, a Washington company, Capital Brokerage Corporation, a Washington company, Newco Properties, Inc., a Virginia company, GNA Distributors, Inc., a Washington company, The Terra Financial Companies, Ltd., an Illinois company, Terra Financial Planning Group, Ltd., an Illinois company, Terra Securities Corporation, an Illinois company, Security Funding Corporation, a Delaware company, HGI Annuity Service Corporation, a Delaware company, United Pacific Structured Settlement Company, a Florida company, GE Financial Assurance Mortgage Funding Corporation, a Delaware company, IFN Insurance Agency, Inc., a Virginia company, FFRL of New Mexico, Inc., a New Mexico company, Forth Financial Resources of Alabama, Inc., an Alabama company, Forth Financial Resources of Hawaii, Inc., a Hawaii company, Forth Financial Resources Insurance Agency of Massachusetts, Inc., a Massachusetts company, American Agriculturist Services, Inc., a New York company, Fee for Service, Inc., a Florida company, Dental Holdings, Inc.,  a Connecticut company, California Benefits Dental Plan, a California company, LTC Incorporated, a Washington company, General Electric Mortgage Insurance Corporation, a North Carolina insurance company, General Electric Mortgage Insurance Corporation of North Carolina, a North Carolina insurance company, GE Mortgage Reinsurance Corporation of North Carolina, a North Carolina insurance company, Sponsored Captive Re, Inc., a Vermont insurance company, Verex Assurance, Inc., a Wisconsin insurance company, Private Residential Mortgage Insurance Corporation, a North Carolina insurance company, GE Residential Mortgage Insurance Corporation of North Carolina, a North Carolina insurance company, General Electric Home Equity Insurance Corporation of North Carolina, a North Carolina insurance company, GE Mortgage Contract Services, Inc., a Delaware company, Centurion Capital Group, Inc., an Arizona company, GE Private Asset Management, Inc., a California company, GE Financial Trust Company, an Arizona company, Centurion Financial Advisors Inc., a Delaware company, Centurion-Hesse Investment Management Corp., a Delaware company, and Centurion-Hinds Investment Management Corp., a Delaware company (collectively, the “Subsidiaries”).

WHEREAS, Parent and the Subsidiaries are members of an affiliated group of corporations within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the “Code”), and are eligible to file consolidated federal income tax returns (the “Affiliated Group”);

WHEREAS, Parent and the Subsidiaries (the “Participating Companies” with each Participating Company other than Parent being a “Subsidiary Member”) have determined that it is in their best interests to elect to file consolidated federal income tax returns and to enter into this Agreement for purposes of allocating the consolidated federal income tax liability between the Participating Companies; and

WHEREAS, to the extent that insurance companies incorporated in the State of New York will become members of the Affiliated Group (collectively, the “New York Companies,” or separately, a “New York Company”), each will be subject to the Guidelines for Tax Allocation Agreements contained in the New York Insurance Department Circular Letter 1979-33;

NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1.             ALLOCATION METHOD.

(A)          Allocation of Consolidated Tax Liability.  The Participating Companies shall allocate the consolidated federal income tax liability of the Affiliated Group (the “Consolidated Tax Liability”) to each Participating Company by multiplying the Consolidated Tax Liability times a fraction, the numerator of which is the federal income tax liability of the Participating Company computed as if the Participating Company filed separate federal income tax returns (“Separate Tax Liability”) and the denominator of which is the sum of the Separate Tax Liabilities of the Participating Companies.  The amount of the Consolidated Tax Liability allocated to each Participating Company shall not exceed the Separate Tax Liability of such Participating Company; provided, however, that for purposes of computing the Separate Tax Liability of a Participating Company, any income, deduction, or loss recognized by such Participating Company in an intercompany transaction with another Participating Company shall be taken into account as provided in Treasury Regulation §§ 1.1502-13 and 1.1502-13T.

(B)           Use of Tax Attributes.

(i)  Generally.  In the event that the amount of the Consolidated Tax Liability allocated to a Participating Company is less than the Separate Tax Liability of such Participating Company (the “Benefited Company”) and another Participating Company has foreign tax credits, investment tax credits, losses, loss carryovers, or other tax attributes (“Losses”; the Participating Company which has such Losses, the “Loss Company”), then (i) if Parent is the Benefited Company, Parent shall pay to the Loss Company, (ii) if Parent is the Loss Company, the Benefited Company shall pay to Parent, and (iii) if Parent is neither the Benefited Company or the Loss company, the Benefited Company shall pay to Parent and Parent shall pay to the Loss Company an amount equal to the excess of the Benefited Company’s Separate Tax Liability over its allocation of Consolidated Tax Liability (“Tax Benefit”) to the extent such Tax Benefit is attributable to Losses of the Loss Company actually used to reduce Consolidated Tax Liability taking into account the principles of Treasury Regulation §§ 1.1502-2, 1.1502-3, 1.1502-4, 1.1502-11, 1.1502-21, and

2

1.1502-21T.  Any of the Loss Company’s Losses which are not used to reduce Consolidated Tax Liability and for which it has not been paid shall be retained by the Loss Company for possible future use in computing its Separate Tax Liability.

(ii)  New York Companies.  All payments to a New York Company as a Loss Company shall be recorded on such New York Company’s books as contributed surplus.  Once a Loss Company is paid for the utilization of its Losses, the Loss Company cannot use such Losses in the calculation of its Separate Tax Liability.  As required by New York Insurance Department Circular Letter 1979-33, if the amount paid by a New York Company to Parent pursuant to this Paragraph 1 is greater than the amount of the New York Company’s share of the Consolidated Tax Liability, then cash or securities having a fair market value equal to such excess shall be placed in escrow by Parent in order to help assure such New York Company’s enforceable right to recover its payment for utilization of Losses of another Participating Company in the event that such New York Company generates future Losses which may be carried back to the year with respect to which such payment was made.  The assets held in escrow shall be assets eligible as an investment for the New York Companies.  Escrow assets may be released to Parent (and shall in appropriate cases be paid by Parent to the appropriate Subsidiary Member) from the escrow account at such time as the permissible period for the carryback of Losses has elapsed.  The escrow established pursuant to this Paragraph 1 will be created pursuant to an agreement substantially in the form of Exhibit “A”.

(C)           Payments.  All payments of Consolidated Tax Liability allocated under Paragraph 1(A) and all payments with respect to Losses generating Tax Benefits under Paragraph 1(B) shall be made within ninety (90) days of the payment of the applicable estimated or actual consolidated federal income tax, except where a refund is due Parent, in which case, it may defer payment to a Subsidiary Member to within ninety (90) days of receipt of such refund.  All payments shall be made in cash or in securities eligible as investments for the New York Companies, valued at market value.

2.             CHANGE IN CONSOLIDATED TAX LIABILITY.  If taxable income, special deductions or credits reported in a consolidated federal income tax return of the Affiliated Group is changed or otherwise adjusted, including without limitation by the filing of an amended tax return or by the Internal Revenue Service or other appropriate authority, a recalculation of the tax liability for all parties to this Agreement shall be made.

3.             REPORTS.  Written reports shall be prepared by Parent reflecting the allocations of Consolidated Tax Liability made pursuant to Paragraph 1 for each taxable year of the Affiliated Group (the “Tax Allocation Reports”).  Such Tax Allocation Reports shall be prepared and made available to Subsidiary Members within ninety (90) days after the filing of the applicable consolidated federal income tax return.  Written reports shall also

3

be prepared by Parent reflecting any adjustments to prior Tax Allocation Reports, including adjustments arising as a consequence of the filing of amended tax returns or audits by the Internal Revenue Service or other appropriate authority (the “Tax Allocation Adjustment Reports”).  Tax Allocation Adjustment Reports will be prepared and made available to each Subsidiary Member promptly following the calculation of such adjustments, and any payments required pursuant to Tax Allocation Adjustment Reports shall be made within ninety (90) days of receipt of such Tax Allocation Adjustment Reports.  For purposes of making quarterly estimated tax payments of federal income taxes, Parent is authorized to prepare and make available to each of the Subsidiary Members written reports estimating each of such Participating Company’s share of estimated tax payments under Section 6655 of the Code determined in accordance with the principles of Paragraph 1.

4.             MODIFICATION.  The parties may not amend Paragraph 1 of the Agreement to provide for any other method of allocation without thirty (30) days prior notification to the New York Insurance Department.

5.             TERMINATION.  This Agreement shall remain in effect until terminated by any party hereto upon giving sixty (60) days advance written notice or until the Affiliated Group fails to file a consolidated federal income tax return for any taxable year.  Termination upon notice will be effective only with respect to the terminating party.  Upon termination of the Agreement, its provisions will remain in effect, in the case of termination by notice, with respect to any period of time prior to and during the taxable year in which termination occurs, for which the income of the terminating party was properly included in the Affiliated Group consolidated federal income tax return, and in the case of any other termination, with respect to any taxable year beginning after the Closing Date as defined in the Master Agreement executed by and among Genworth, General Electric Company, General Electric Capital Corporation, GEI, Inc., and GE Financial Assurance Holdings, Inc., on                            , 2004 (the “Master Agreement”; such Closing Date as defined in the Master Agreement, the “Closing Date”) and ending on or prior to the date of termination..

6.             RECORDS AND DOCUMENTS.  Notwithstanding the termination of this Agreement, all material including, but not limited to, separate returns, supporting schedules, workpapers, correspondence and other documents relating to a Subsidiary Member’s inclusion in the consolidated federal income tax return of the Affiliated Group for a year governed by this Agreement, shall be made available to such Subsidiary Member during Parent’s regular business hours.

7.             ASSIGNMENT.  Except as provided in Section 14, this Agreement and any rights pursuant hereto shall not be assignable by any party hereto, without the prior written consent of the other parties.  Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities that would otherwise be applicable.  The representations, warranties, covenants and agreements contained in this Agreement shall

4

be binding upon, extend to and inure to the benefit of the parties hereto, their, and each of their, successors and assigns respectively.

8.             GOVERNING LAW; SERVICE OF SUIT; FORUM SELECTION.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of New York applicable to a contract made and to be performed in that state, without regard to principles of conflict of laws.  With respect to GEGLAC, the Agreement shall be governed by and construed in accordance with the internal laws of the state of Connecticut applicable to a contract made and to be performed in that state, without regard to the principles of conflict of laws.

9.             DISPUTES.  Any dispute between or among any of the parties hereto concerning the implication of this Agreement which cannot be resolved shall be referred to arbitration in accordance with the then existing rules of the American Arbitration Association.

10.           NOTICE.  All notices, statements or requests provided for hereunder shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Service, as first class certified or registered mail, postage prepaid, overnight courier service, telex or telecopier, addressed.

If to Parent, to:

Genworth Financial, Inc.

6620 West Broad Street

Richmond, VA  23230

If to GE Group Life Assurance Company, to:

6620 West Broad Street

Richmond, VA  23230

If to GEFA International Holdings, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Viking Insurance Co., Ltd., to:

6620 West Broad Street

Richmond, VA  23230

If to GE Capital Insurance Agency, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to GE Group Retirement, Inc., to:

6620 West Broad Street

Richmond, VA  23230

5

If to GE Group Administrators, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to GNA Corporation, to:

6620 West Broad Street

Richmond, VA  23230

If to Capital Brokerage Corporation, to:

6620 West Broad Street

Richmond, VA  23230

If to Newco Properties, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to GNA Distributors, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to The Terra Financial Companies, Ltd., to:

6620 West Broad Street

Richmond, VA  23230

If to Terra Financial Planning Group, Ltd., to:

6620 West Broad Street

Richmond, VA  23230

If to Terra Securities Corporation, to:

6620 West Broad Street

Richmond, VA  23230

If to Security Funding Corporation, to:

6620 West Broad Street

Richmond, VA  23230

If to HGI Annuity Service Corporation, to:

6620 West Broad Street

Richmond, VA  23230

If to United Pacific Structured Settlement Company, to:

6620 West Broad Street

Richmond, VA  23230

If to GE Financial Assurance Mortgage Funding Corporation, to:

6

6620 West Broad Street

Richmond, VA  23230

If to IFN Insurance Agency, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to FFRL of New Mexico, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Forth Financial Resources of Alabama, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Forth Financial Resources of Hawaii, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Forth Financial Resources Insurance Agency of Massachusetts, Inc., to:

6620 West Broad Street

Richmond, VA  23230

American Agriculturist Services, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Fee for Service, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to Dental Holdings, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to California Benefits Dental Plan, to:

6620 West Broad Street

Richmond, VA  23230

If to LTC Incorporated, to:

6620 West Broad Street

Richmond, VA  23230

If to General Electric Mortgage Insurance Corporation, to:

6601 Six Forks Road

Raleigh, NC  27615

7

If to General Electric Mortgage Insurance Corporation of North Carolina, to:

6601 Six Forks Road

Raleigh, NC  27615

If to GE Mortgage Reinsurance Corporation of North Carolina, to:

6601 Six Forks Road

Raleigh, NC  27615

If to Sponsored Captive Re, Inc., to:

6601 Six Forks Road

Raleigh, NC  27615

If to Verex Assurance, Inc., to:

6601 Six Forks Road

Raleigh, NC  27615

If to Private Residential Mortgage Insurance Corporation, to:

6601 Six Forks Road

Raleigh, NC  27615

If to GE Residential Mortgage Insurance Corporation of North Carolina, to:

6601 Six Forks Road

Raleigh, NC  27615

If to General Electric Home Equity Insurance Corporation of North Carolina, to:

6601 Six Forks Road

Raleigh, NC  27615

If to GE Mortgage Contract Services, Inc., to:

6601 Six Forks Road

Raleigh, NC  27615

If to Centurion Capital Group, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to GE Private Asset Management, Inc., to:

6620 West Broad Street

Richmond, VA  23230

If to GE Financial Trust Company, to:

6620 West Broad Street

Richmond, VA  23230

If to Centurion Financial Advisors Inc., to:

8

6620 West Broad Street

Richmond, VA  23230

If to Centurion-Hesse Investment Management Corp., to:

6620 West Broad Street

Richmond, VA  23230

If to Centurion-Hinds Investment Management Corp., to:

6620 West Broad Street

Richmond, VA  23230

And to such other persons or places as each party may from time to time designate by written notice sent as aforesaid.

11.           ENTIRE AGREEMENT.  This Agreement, together with such amendments as may from time to time be executed in writing by the parties, constitutes the entire agreement and understanding between the parties in respect of the consolidated federal income tax reporting contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof, provided however, that any prior agreements to which the Participating Companies were parties shall remain in effect with respect to each taxable year ending on or before the Closing Date.

12.           SECTION HEADINGS.  Section headings contained herein are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

13.           COUNTERPARTS.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.           ADDITIONAL PARTIES.  With the consent of Parent, any additional insurance companies that become members of the Affiliated Group after the date of execution hereof may become a party to this Agreement by executing an Adopting Agreement either in the form attached hereto as Exhibit B or in the form attached hereto as Exhibit C.

15.           REGULATORY APPROVAL.  The effectiveness of any amendment to or assignment of the Agreement is conditioned upon completion of the filing of a Form D, Prior Notice of a Transaction, (or the equivalent) with the requisite state insurance commissioners, and such filing being deemed sufficient and the transaction not disapproved by said commissioners.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective officers duly authorized so to do, and their respective corporate seals to be affixed hereto.

9

GENWORTH FINANCIAL, INC.

(seal)	By:	Date:

Attest:

GE GROUP LIFE ASSURANCE COMPANY

(seal)	By:	Date:

Attest:

GEFA INTERNATIONAL HOLDINGS, INC.

(seal)	By:	Date:

Attest:

VIKING INSURANCE CO., LTD.

(seal)	By:	Date:

Attest:

GE CAPITAL INSURANCE AGENCY, INC.

(seal)	By:	Date:

Attest:

GE GROUP RETIREMENT, INC.

(seal)	By:	Date:

Attest:

GE GROUP ADMINISTRATORS, INC.

(seal)	By:	Date:

Attest:

GNA CORPORATION

(seal)	By:	Date:

Attest:

10

CAPITAL BROKERAGE CORPORATION

(seal)	By:	Date:

Attest:

NEWCO PROPERTIES, INC.

(seal)	By:	Date:

Attest:

GNA DISTRIBUTORS, INC.

(seal)	By:	Date:

Attest:

THE TERRA FINANCIAL COMPANIES, LTD.

(seal)	By:	Date:

Attest:

TERRA FINANCIAL PLANNING GROUP, LTD.

(seal)	By:	Date:

Attest:

TERRA SECURITIES CORPORATION

(seal)	By:	Date:

Attest:

SECURITY FUNDING CORPORATION

(seal)	By:	Date:

Attest:

HGI ANNUITY SERVICE CORPORATION

(seal)	By:	Date:

Attest:

11

UNITED PACIFIC STRUCTURED SETTLEMENT COMPANY

(seal)	By:	Date:

Attest:

GE FINANCIAL ASSURANCE MORTGAGE FUNDING CORPORATION

(seal)	By:	Date:

Attest:

IFN INSURANCE AGENCY, INC.

(seal)	By:	Date:

Attest:

FFRL OF NEW MEXICO, INC.

(seal)	By:	Date:

Attest:

FORTH FINANCIAL RESOURCES OF ALABAMA, INC.

(seal)	By:	Date:

Attest:

FORTH FINANCIAL RESOURCES OF HAWAII, INC.

(seal)	By:	Date:

Attest:

FORTH FINANCIAL RESOURCES INSURANCE AGENCY OF MASSACHUSETTS, INC.

(seal)	By:	Date:

Attest:

12

AMERICAN AGRICULTURIST SERVICES, INC.

(seal)	By:	Date:

Attest:

FEE FOR SERVICE, INC.

(seal)	By:	Date:

Attest:

DENTAL HOLDINGS, INC.

(seal)	By:	Date:

Attest:

CALIFORNIA BENEFITS DENTAL PLAN

(seal)	By:	Date:

Attest:

LTC INCORPORATED

(seal)	By:	Date:

Attest:

GENERAL ELECTRIC MORTGAGE INSURANCE CORPORATION

(seal)	By:	Date:

Attest:

GENERAL ELECTRIC MORTGAGE INSURANCE CORPORATION OF NORTH CAROLINA

(seal)	By:	Date:

Attest:

GE MORTGAGE REINSURANCE CORPORATION OF NORTH CAROLINA

(seal)	By:	Date:

Attest:

13

SPONSORED CAPTIVE RE, INC.

(seal)	By:	Date:

Attest:

VEREX ASSURANCE, INC.

(seal)	By:	Date:

Attest:

PRIVATE RESIDENTIAL MORTGAGE INSURANCE CORPORATION

(seal)	By:	Date:

Attest:

GE RESIDENTIAL MORTGAGE INSURANCE CORPORATION OF NORTH CAROLINA

(seal)	By:	Date:

Attest:

GENERAL ELECTRIC HOME EQUITY INSURANCE CORPORATION OF NORTH CAROLINA

(seal)	By:	Date:

Attest:

GE MORTGAGE CONTRACT SERVICES, INC.

(seal)	By:	Date:

Attest:

CENTURION CAPITAL GROUP, INC.

(seal)	By:	Date:

Attest:

14

GE PRIVATE ASSET MANAGEMENT, INC.

(seal)	By:	Date:

Attest:

GE FINANCIAL TRUST COMPANY

(seal)	By:	Date:

Attest:

CENTURION FINANCIAL ADVISORS INC.

(seal)	By:	Date:

Attest:

CENTURION-HESSE INVESTMENT MANAGEMENT CORP.

(seal)	By:	Date:

Attest:

CENTURION-HINDS INVESTMENT MANAGEMENT CORP.

(seal)	By:	Date:

Attest:

15

EXHIBIT “A”

ESCROW AGREEMENT

ESCROW AGREEMENT, dated                                , 20         , among [name of insurance company incorporated or commercially domiciled in the State of New York] (hereinafter called “Subsidiary”), Genworth Financial, Inc. (hereinafter called “Parent”), and [name of escrow agent] (hereinafter called “Escrow Agent”).

WITNESSETH:

WHEREAS, pursuant to a Tax Allocation Agreement dated                                          among Parent, [list all subsidiaries that are parties to the Tax Allocation Agreement], Parent is required to establish and maintain a special account consisting of assets eligible as an investment for a New York domestic life insurance company in an amount equal to the excess of the amount paid by Subsidiary to the Parent for federal income taxes over the actual tax payment made by Parent on behalf of that subsidiary; and

WHEREAS, escrow assets may be released to Parent from the special account at such time as the permissible period for use by Subsidiary of tax loss carrybacks has expired; and

WHEREAS, Parent desires to deposit securities with the Escrow Agent for such purpose.

NOW, THEREFORE, in consideration of the mutual agreements and other valuable considerations and the provisions herein contained, it is hereby agreed by and among Subsidiary, Parent and the Escrow Agent that Parent shall establish and maintain a special account with the Escrow Agent pursuant to the following conditions:

1.                                       Securities placed in the special account shall be held by the Escrow Agent, its successors or assigns, in trust, exclusively for the benefit of Subsidiary and free of any lien or other claim of the Escrow Agent, any judgment creditor or other claimant of the Parent.

2.                                       Except as hereinafter provided, no securities in this account or any principal cash account held pursuant to this Agreement shall be released by the Escrow Agent except (i) upon receipt of a written request of Subsidiary and Parent or (ii) upon substitution of other securities satisfying the provisions of this Agreement.

3.                                       Upon maturity of any security held hereunder, the Escrow Agent may surrender the same for payment and hold the proceeds thereof in a principal cash account which is to be maintained as a part of this account in accordance with this Agreement.  The principal cash account shall be invested pursuant to the instructions of Parent.

4.                                       Unless and until the Escrow Agent is notified to the contrary by Subsidiary and Parent, all income collected on or received from the securities held hereunder is to be paid to or upon the order of the Parent.

5.                                       The Escrow Agent shall be accountable to the Subsidiary and Parent, as their interests may appear, for the safekeeping of the securities and cash reserves held by it hereunder.

6.                                       The Escrow Agent shall send notices with respect to all security and principal cash transactions, within ten (10) days after said transactions take place, to the Subsidiary and Parent.

7.                                       Within thirty (30) days after the filing of the applicable federal income tax return, Subsidiary shall advise the Escrow Agent and Parent if the permissible period for use of any tax loss as a carryback has expired and authorize the Escrow Agent to

16

release to Parent from the special account, such amounts as were deposited in the special account with respect to such tax loss.

8.                                       The Escrow Agent may cancel this Agreement, effective not less than thirty (30) days after delivery of notice thereof to Subsidiary and Parent, and Subsidiary or Parent may cancel this Agreement at any time without assigning any reason therefor, effective upon delivery of notice thereof to the Escrow Agent and the other party; provided no cancellation by either party shall be effective until either (a) a new escrow agreement is executed by Parent with another escrow agent and approved by Subsidiary, and the securities and cash principal in the special account are transferred to the newly designated escrow agent in accordance with written instructions from Parent and approved by Subsidiary, or (b) a letter of credit, acceptable to the New York State Insurance Department is delivered to Subsidiary in substitution for the foregoing special account.

9.                                       Any successor in interest of the Escrow Agent, or receiver, liquidator, or other public officer appointed to administer the affairs of the Escrow Agent shall succeed to all the obligations assumed hereunder by the Escrow Agent.

10.                                 This Agreement shall be construed and enforced in accordance with the laws of the state of New York.

11.                                 All notices and other communications which shall be or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed to the parties at their respective addresses set forth below or to such other address as any of the parties hereto shall furnish to the other.

12.                                 Any controversy arising under this Agreement shall be settled by arbitration, in accordance with the American Arbitration Association rules then in effect, and any award rendered thereon shall be enforceable in any court of competent jurisdiction.

13.                                 This Agreement sets forth in the entire understanding of the parties and supersedes any prior agreement on the subject matter hereof and may not be changed or terminated except by an agreement in writing signed by the parties.

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the day and year first above written.

Attest:	Genworth Financial, Inc.
By:
Name:
Title:
Address:

Attest:	[New York domiciled or commercially domiciled company]
By:
Name:
Title:
Address:

17

Attest:	[Escrow Agent]
By:
Name:
Title:
Address:

18

EXHIBIT “B”

ADOPTION AGREEMENT

By executing this Adoption Agreement, the undersigned corporation, a subsidiary of Genworth Financial, Inc., hereby adopts and agrees to be bound by the terms and provisions of the Tax Allocation Agreement between Genworth Financial, Inc. and its subsidiaries, effective                                         (the “Agreement”), as provided in section 14 of the Agreement.

This Adoption Agreement shall become effective on the date executed.

(Name and Address of Corporation)
By:
Its:
Date:
Accepted:
Genworth Financial, Inc.

By:

19

EXHIBIT “C”

[To be entered into by First Colony and River Lake]

ADOPTION AGREEMENT

By executing this Adoption Agreement, the undersigned corporation, a subsidiary of Genworth Financial, Inc. (“Genworth”), hereby adopts and agrees to be bound by the terms and provisions of the Tax Allocation Agreement between Genworth and its subsidiaries, effective ___________________ (the “Agreement”), as provided in section 14 of the Agreement.

Notwithstanding Section 1 of the Agreement, Genworth and the undersigned agree that the Special Tax Agreement by and among General Electric Capital Assurance Company, First Colony Life Insurance Company, and River Lake Insurance Company effective July 28, 2003 shall remain in effect and Genworth shall honor the allocation provisions therein.

This Adoption Agreement shall become effective on the date executed.

(Name and Address of Corporation)
By:
Its:
Date:
Accepted:
Genworth Financial, Inc.

By:

20

Exhibit QQ

GEFA INTERNATIONAL HOLDINGS, INC.

and

GE INSURANCE HOLDINGS LIMITED

_____________________________

DEED OF DEBT RELEASE
_____________________________

Slaughter and May
One Bunhill Row
London EC1Y 8YY
(TSB/RJZS)
CA041300009

THIS DEED is made on [20 May] 2004

BETWEEN:

(1)                                 GEFA INTERNATIONAL HOLDINGS, INC., a company incorporated under the laws of the State of Delaware, U.S.A. whose registered office is at 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, Delaware 19808, USA (“GEFA International”); and

(2)                                 GE INSURANCE HOLDINGS LIMITED, a private limited company incorporated in England and Wales with registered number 2221244 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (“GEIH”).

WHEREAS:

(A)                             The US GEIH Debt was owed by GEIH to GECC on the terms and subject to the conditions of the US GEIH Loan.  All of the rights and benefits of GECC in respect of the US GEIH Debt (as previously sold by GECC to GEI, Inc. and contributed by GEI, Inc. to GE Financial Assurance Holdings, Inc.) were contributed to GEFA International by way of a contribution letter from GE Financial Assurance Holdings, Inc. to GEFA International dated [                        ].

(B)                               FACL is a wholly-owned subsidiary of GEIH and FINCL is a wholly-owned subsidiary of UK Holdings, itself a wholly-owned subsidiary of GEFA International.

(C)                               It is proposed that the long-term insurance business and the assets and liabilities of FACL be transferred to FINCL under the Scheme for the purpose of transferring that business into a subsidiary of Genworth, a company which is proposed to be the subject of an initial public offering in the United States of America.  On the date of the completion of the initial public offering of shares in Genworth, Genworth will become a parent company of FINCL, UK Holdings and GEFA International, but will not be a parent company of either GEIH or FACL.

(D)                              It is proposed that, in the event that (for whatever reason) the Scheme does not become effective on or before 28 December 2004, GEIH will (on or before 31 December 2004) transfer all of its shares in FACL (representing the entire issued share capital of FACL) to UK Holdings on and subject to the terms of a separate share purchase agreement to effect the FACL Share Transfer.

(E)                                By way of compensation to GEIH for the reduction in the value of its investment in FACL in the event that the transfer of FACL’s business under the Scheme occurs, it is proposed that, on the Transfer Date, GEFA International will release and discharge GEIH (on the terms of this Deed) from its obligations to repay the US GEIH Debt.

2

(F)                                In the event that the Scheme does not become effective on or before 28 December 2004 and that, accordingly, the FACL Share Transfer is effected in pursuance of obligations contained in the Master Agreement, GEFA International will on the Transfer Date, in part consideration for the FACL Share Transfer, release and discharge GEIH (on the terms of this Deed) from its obligations to repay the US GEIH Debt.

(G)                               By way of additional compensation to GEIH for the reduction in the value of its investment in FACL consequent upon the Scheme becoming effective or, alternatively (as the case may be), as further consideration for the FACL Share Transfer, it is intended that UK Holdings will (and, under this Deed, GEFA International shall ensure that UK Holdings will) enter into the UK Holdings Deed under which UK Holdings will agree to release GEIH from a debt owed to UK Holdings in a principal amount of
£[                            ] in the event that the Scheme becomes effective or the FACL Share Transfer is effected.  The parties intend that the aggregate debt owed by GEIH to be released under this Deed and the UK Holdings Deed shall equal the fair market value of FACL as at the date of this Deed.

(H)                              The parties acknowledge that an amount equal to the amount of the US GEIH Debt to be released hereunder will, on the Effective Date, become payable by GEFA International to GEIH but shall not be settled until the release of the US GEIH Debt hereunder on the applicable Transfer Date.  Pending the release of the US GEIH Debt by GEFA International on the terms hereof, the parties have agreed that interest shall be payable on an amount equal to the US GEIH Debt until the relevant Transfer Date on which the US GEIH Debt is to be released.

NOW THIS DEED WITNESSES as follows:

1.                                     INTERPRETATION

1.1                                In this Deed, unless specifically provided otherwise or unless the context otherwise requires, the following expressions shall have the following meanings:

(A)                              “Applicable Rate” means an interest rate per annum equal to the sum of LIBOR plus a spread of 150 basis points, such interest rate to be reset (in accordance with the terms of the US GEIH Loan) on 30 June and 30 September;

(B)                                “Court” means the High Court of Justice in England;

(C)                                “Effective Date” means the date on which the Master Agreement is executed by the parties thereto;

(D)                               “FACL” means Financial Assurance Company Limited, a private limited company incorporated in England and Wales with registered number 1044679 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG;

3

(E)                                 “FACL Share Transfer” means the transfer of the legal and beneficial ownership of the entire issued share capital of FACL to UK Holdings which is proposed to occur only if the Scheme does not become effective by 31 December 2004;

(F)                                 “FINCL” means Financial New Life Company Limited, a private limited company incorporated in England and Wales with registered number 4873014 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG;

(G)                                “GECC” means General Electric Capital Corporation, a company incorporated under the laws of the state of Delaware, U.S.A., whose registered office is at 1209 Orange Street, Wilmington, County of Newcastle, Delaware 19801, U.S.A.;

(H)                               “GEFA International Interest” shall have the meaning given to that phrase in clause 4.2.

(I)                                    “Genworth” means Genworth Financial, Inc., a company incorporated in the state of Delaware, U.S.A., and whose registered office is at 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, Delaware 19808, U.S.A.;

(J)                                   “Initial Interest Amount” means an amount of interest at the Applicable Rate on an amount equal to the US GEIH Debt for the period from (and including) the date of this Deed until (but not including) the Effective Date;

(K)                               “LIBOR” means the rate for deposits in euros having a maturity of three months which appears on the Bridge Telerate Service Page 3750 as of 11:00 a.m., London time, on the date of this Deed or an applicable interest reset date, as the case may be, and the ‘Bridge Telerate Service Page 3750’ means the display page designated as “Page 3750” on the Bridge Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor for the purpose of displaying rates comparable to LIBOR);

(L)                                 “Master Agreement” means the master agreement proposed to be entered into between General Electric Company, General Electric Capital Corporation, GEI, Inc., GE Financial Assurance Holdings, Inc. and Genworth in connection with the initial public offering of shares in Genworth;

(M)                            “Scheme” means the proposed insurance business transfer scheme for the transfer of the long-term insurance business of FACL to FINCL pursuant to Part VII of the Financial Services and Markets Act 2000 (as the same may be amended or succeeded from time to time);

(N)                               “Transfer Date” means:

4

(i)                                    the date on which the Scheme becomes effective in accordance with the terms of the Scheme; or

(ii)                                 the date on which the beneficial ownership of the entire issued share capital of FACL is transferred to UK Holdings (or to such subsidiary of UK Holdings that UK Holdings may require);

(O)                               “US GEIH Debt” means the principal amount of £[                      ] owed by GEIH to GEFA International under the US GEIH Loan;

(P)                                 “US GEIH Loan” means the loan agreement dated [                     ], originally entered into between GEIH and GECC but in respect of which all of the rights and benefits of GECC in the US GEIH Debt owed thereunder (as previously sold by GECC to GEI, Inc. and contributed by GEI, Inc. to GE Financial Assurance Holdings, Inc.) were contributed to GEFA International by way of a contribution letter from GE Financial Assurance Holdings, Inc. to GEFA International dated [                       ];

(Q)                               “UK Holdings” means GEFA UK Holdings Limited, a private limited company incorporated in England and Wales with registered number 4914933 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG; and

(R)                                “UK Holdings Deed” means a deed of debt release to be entered into between UK Holdings and GEIH on the date hereof in substantially the same terms as this Deed.

1.2                                In this Deed, headings are for convenience only and shall not affect the construction of this Deed.

2.                                     EFFECTIVE DATE

The parties agree that this Deed shall only become effective on the Effective Date.

3.                                     OBLIGATIONS OF GEIH

3.1                                GEIH shall, and shall cause FACL to, use all commercially reasonable efforts to cause the Scheme to become effective and thereby to transfer the long-term insurance business and the assets and liabilities of FACL to FINCL on the terms of the Scheme and to give full and proper effect to the terms of the Scheme.

3.2                                If the Scheme has not become effective on or before 28 December 2004, GEIH shall (on or before 31 December 2004) transfer the legal and beneficial ownership of the entire issued share capital of FACL to UK Holdings, on the terms and subject to the conditions of a separate share purchase agreement to effect the FACL Share Transfer and in pursuance of obligations contained in the Master Agreement.

5

3.3                                GEIH shall ensure that, until and including the Transfer Date, FACL will not declare, make or pay any dividend, charge, fee or other distribution (including any interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital).

4.                                     INTEREST

4.1                                The parties acknowledge and agree that, on the Effective Date, an amount equal to the amount of the US GEIH Debt will become payable (conditional upon the Transfer Date occurring) by GEFA International to GEIH and that amount shall be settled by the release by GEFA International of the US GEIH Debt on the applicable Transfer Date in accordance with the terms of this Deed.

4.2                                Pending the release of the US GEIH Debt by GEFA International on the Transfer Date pursuant to clause 5 of this Deed, GEFA International shall pay to GEIH interest (the “GEFA International Interest”) in an aggregate amount of:

(A)                              the Initial Interest Amount; and

(B)                                interest at the Applicable Rate on an amount equal to the amount of the US GEIH Debt,

such payment to be satisfied in accordance with clause 4.3 below.

4.3                                On the Transfer Date:

(A)                              GEFA International shall pay to GEIH the amount of the GEFA International Interest accrued but unpaid up to and including the Transfer Date; and

(B)                                GEIH shall pay to GEFA International the amount of any interest accrued but unpaid in respect of the US GEIH Debt up to and including the Transfer Date,

and the parties shall satisfy their respective interest payment obligations under this clause 4.3 by setting off the respective payable interest amounts.

5.                                     CONDITIONAL RELEASE AND DISCHARGE

5.1                                By way of compensation to GEIH for the loss of the value of its investment in FACL (in the event that the Scheme occurs) or (as the case may be) to provide part of the consideration for the FACL Share Transfer, GEFA International agrees that, with effect from the Transfer Date, GEIH shall be fully and irrevocably released and discharged from any and all obligations or liabilities that it has, or may have, to pay the US GEIH Debt to GEFA International.

5.2                                GEFA International shall ensure that UK Holdings enters into the UK Holdings Deed on the date hereof and fully performs all of its obligations thereunder.

6

6.                                     REPRESENTATION AND WARRANTY

Each of the parties hereby represents and warrants to the other that it has full power, authority and capacity to enter into, and fully to perform all of its obligations under, this Deed.

7.                                     ENTIRE AGREEMENT

7.1                                This Deed and any other documents to be executed pursuant hereto or in connection with this Deed (the “Documents”) constitutes the whole and only agreement between the parties relating to the subject matter hereof.

7.2                                Each party acknowledges that in entering into the Documents it is not relying upon any pre-contractual statement which is not set out in the Documents.

7.3                                Except in the case of fraud, no party shall have any right of action against any other party to this Deed arising out of or in connection with any pre-contractual statement except to the extent that it is repeated in the Documents.

7.4                                For the purposes of this clause 7, “pre-contractual statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of the Documents made or given by any person at any time prior to the date of this Deed.

7.5                                This Deed may only be varied or amended in writing signed by each of the parties.

8.                                     INVALIDITY

If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

(A)                              the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

(B)                                the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed.

9.                                     COUNTERPARTS

9.1                                This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

9.2                                Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute but one and the same instrument.

7

10.                              GOVERNING LAW AND JURISDICTION

10.1                          This Deed is governed by, and shall be construed in accordance with, English law.

10.2                          Each party agrees that any proceeding, suit or action arising out of or in connection with this Deed (“Proceedings”) may be brought in the courts of England.

10.3                          This clause shall not limit the right of either party to take Proceedings against the other in any other court.

10.4                          Each party irrevocably submits and agrees to submit to the jurisdiction of the English courts and of any other court in which Proceedings may be brought in accordance with this clause.

IN WITNESS of which this document has been executed and delivered as a deed on the date which first appears on page 1 above.

8

EXECUTED AS A DEED	)
BY GEFA INTERNATIONAL	)
HOLDINGS, INC. acting by	)	............................................
[name of authorised signatory(ies)]	)
who, in accordance with the laws	)
of the territory in which GEFA	)
International Holdings, Inc. is	)	............................................
incorporated, is/are acting under the	)
authority of GEFA International	)
Holdings, Inc.	)

EXECUTED AS A DEED	)	............................................ Director
BY GE INSURANCE HOLDINGS	)
LIMITED acting by a director and	)
its secretary / two directors	)	............................................ Director/Secretary

9

GEFA UK HOLDINGS LIMITED

and

GE INSURANCE HOLDINGS LIMITED

_____________________________

DEED OF DEBT RELEASE
_____________________________

Slaughter and May
One Bunhill Row
London EC1Y 8YY
(TSB/RJZS)
CA041040018

10

THIS DEED is made on [20] May 2004

BETWEEN:

(1)                                 GEFA UK HOLDINGS LIMITED, a private limited company incorporated in England and Wales with registered number 4914933 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (“UK Holdings”); and

(2)                                 GE INSURANCE HOLDINGS LIMITED, a private limited company incorporated in England and Wales with registered number 2221244 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG (“GEIH”).

WHEREAS:

(A)                             The UK GEIH Debt was owed by GEIH to GECC on the terms and subject to the conditions of the UK GEIH Loan.  All of the rights and benefits of GECC in respect of the UK GEIH Debt (as previously assigned to UK Group Holding Company Limited following a sale of the UK GEIH Debt by GECC to GEI, Inc., a contribution of the UK GEIH Debt by GEI, Inc. to GE Financial Assurance Holdings, Inc. and a contribution of the UK GEIH Debt by GE Financial Assurance Holdings, Inc. to GEFA International Holdings, Inc.) were assigned to UK Holdings pursuant to an assignment entered into between UK Holdings and UK Group Holding Company Limited dated [                        ].

(B)                               FACL is a wholly-owned subsidiary of GEIH and FINCL is a wholly-owned subsidiary of UK Holdings.

(C)                               It is proposed that the long-term insurance business and the assets and liabilities of FACL be transferred to FINCL under the Scheme for the purpose of transferring that business into a subsidiary of Genworth, a company which is proposed to be the subject of an initial public offering in the United States of America.  On the date of the completion of the initial public offering of shares in Genworth, Genworth will become a parent company of FINCL and UK Holdings, but will not be a parent company of either GEIH or FACL.

(D)                              It is proposed that, in the event that (for whatever reason) the Scheme does not become effective on or before 28 December 2004, GEIH will (on or before 31 December 2004) transfer all of its shares in FACL (representing the entire issued share capital of FACL) to UK Holdings on and subject to the terms of a separate share purchase agreement to effect the FACL Share Transfer.

(E)                                By way of compensation to GEIH for the reduction in the value of its investment in FACL in the event that the transfer of FACL’s business under the Scheme occurs, it is

11

                                               proposed that, on the Transfer Date, UK Holdings will release and discharge GEIH (on the terms of this Deed) from its obligations to repay the UK GEIH Debt.

(F)                                In the event that the Scheme does not become effective on or before 28 December 2004 and that, accordingly, the FACL Share Transfer is effected in pursuance of obligations contained in the Master Agreement, UK Holdings will on the Transfer Date, in part consideration for the FACL Share Transfer, release and discharge GEIH (on the terms of this Deed) from its obligations to repay the UK GEIH Debt.

(G)                               By way of additional compensation to GEIH for the reduction in the value of its investment in FACL consequent upon the Scheme becoming effective or, alternatively (as the case may be), as further consideration for the FACL Share Transfer, GEFA International Holdings, Inc. (“GEFA International”), a parent company of UK Holdings, has entered into a deed of debt release (the “GEFA International Deed”) on the date hereof, in substantially the same terms as this Deed, under which GEFA International has agreed to release GEIH from a debt owed to GEFA International in a principal amount of £[                            ] in the event that the Scheme becomes effective or the FACL Share Transfer is effected.  The parties intend that the aggregate debt owed by GEIH to be released under this Deed and the GEFA International Deed shall equal the fair market value of FACL as at the date of this Deed.

(H)                              The parties acknowledge that an amount equal to the amount of the UK GEIH Debt to be released hereunder will, on the Effective Date, become payable by UK Holdings to GEIH but shall not be settled until the release of the UK GEIH Debt hereunder on the applicable Transfer Date.  Pending the release of the UK GEIH Debt by UK Holdings on the terms hereof, the parties have agreed that interest shall be payable on an amount equal to the UK GEIH Debt until the relevant Transfer Date on which the UK GEIH Debt is to be released.

NOW THIS DEED WITNESSES as follows:

11.                               INTERPRETATION

11.1                          In this Deed, unless specifically provided otherwise or unless the context otherwise requires, the following expressions shall have the following meanings:

(A)                              “Applicable Rate” means an interest rate per annum equal to the sum of LIBOR plus a spread of 150 basis points, such interest rate to be reset (in accordance with the terms of the UK GEIH Loan) on 30 June and 30 September;

(B)                                “Court” means the High Court of Justice in England;

(C)                                “Effective Date” means the date on which the Master Agreement is executed by the parties thereto;

12

(D)                               “FACL” means Financial Assurance Company Limited, a private limited company incorporated in England and Wales with registered number 1044679 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG;

(E)                                 “FACL Share Transfer” means the transfer of the legal and beneficial ownership of the entire issued share capital of FACL to UK Holdings which is proposed to occur only if the Scheme does not become effective by 28 December 2004;

(F)                                 “FINCL” means Financial New Life Company Limited, a private limited company incorporated in England and Wales with registered number 4873014 and whose registered office is at Vantage West, Great West Road, Brentford, Middlesex TW8 9AG;

(G)                                “GECC” means General Electric Capital Corporation, a company incorporated under the laws of the state of Delaware, U.S.A., whose registered office is at 1209 Orange Street, Wilmington, County of Newcastle, Delaware 19801, U.S.A.;

(H)                               “Genworth” means Genworth Financial, Inc., a company incorporated in the state of Delaware, U.S.A., and whose registered office is at 2711 Centerville Road, Suite 400, City of Wilmington, County of Newcastle, Delaware 19808, U.S.A.;

(I)                                    “Initial Interest Amount” means an amount of interest at the Applicable Rate on an amount equal to the UK GEIH Debt for the period from (and including) the date of this Deed until (but not including) the Effective Date;

(J)                                   “LIBOR” means the rate for deposits in euros having a maturity of three months which appears on the Bridge Telerate Service Page 3750 as of 11:00 a.m., London time, on the date of this Deed or an applicable interest reset date, as the case may be, and the ‘Bridge Telerate Service Page 3750’ means the display page designated as “Page 3750” on the Bridge Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor for the purpose of displaying rates comparable to LIBOR);

(K)                               “Master Agreement” means the master agreement proposed to be entered into between General Electric Company, General Electric Capital Corporation, GEI, Inc., GE Financial Assurance Holdings, Inc. and Genworth in connection with the initial public offering of shares in Genworth;

(L)                                 “Scheme” means the proposed insurance business transfer scheme for the transfer of the long-term insurance business of FACL to FINCL pursuant to Part VII of the Financial Services and Markets Act 2000 (as the same may be amended or succeeded from time to time);

13

(M)                            “Transfer Date” means:

(i)                                    the date on which the Scheme becomes effective in accordance with the terms of the Scheme; or

(ii)                                 the date on which the beneficial ownership of the entire issued share capital of FACL is transferred to UK Holdings (or to such subsidiary of UK Holdings that UK Holdings may require);

(N)                               “UK GEIH Debt” means the principal amount of £[                      ] owed by GEIH to UK Holdings under the UK GEIH Loan;

(O)                               “UK GEIH Loan” means the loan agreement dated [19 May 2004], originally entered into between GEIH and GECC but in respect of which all of the rights and benefits of GECC in the UK GEIH Debt owed thereunder (as previously assigned to UK Group Holding Company Limited following a sale of the UK GEIH Debt by GECC to GEI, Inc., a contribution of the UK GEIH Debt by GEI, Inc. to GE Financial Assurance Holdings, Inc. and a contribution of the UK GEIH Debt by GE Financial Assurance Holdings, Inc. to GEFA International Holdings, Inc.) were assigned to UK Holdings pursuant to an assignment entered into between UK Holdings and UK Group Holding Company Limited dated [                       ]; and

(P)                                 “UK Holdings Interest” shall have the meaning given to that phrase in clause 4.2.

11.2                          In this Deed, headings are for convenience only and shall not affect the construction of this Deed.

12.                              EFFECTIVE DATE

The parties agree that this Deed shall only become effective on the Effective Date.

13.                              OBLIGATIONS OF GEIH

13.1                          GEIH shall, and shall cause FACL to, use all commercially reasonable efforts to cause the Scheme to become effective and thereby to transfer the long-term insurance business and the assets and liabilities of FACL to FINCL on the terms of the Scheme and to give full and proper effect to the terms of the Scheme.

13.2                          If the Scheme has not become effective on or before 28 December 2004, GEIH shall (on or before 31 December 2004) transfer the legal and beneficial ownership of the entire issued share capital of FACL to UK Holdings, on the terms and subject to the conditions of a separate share purchase agreement to effect the FACL Share Transfer and in pursuance of obligations contained in the Master Agreement.

14

13.3                          GEIH shall ensure that, until and including the Transfer Date, FACL will not declare, make or pay any dividend, charge, fee or other distribution (including any interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital).

14.                              INTEREST

14.1                          The parties acknowledge and agree that, on the Effective Date, an amount equal to the amount of the UK GEIH Debt will become payable (conditional upon the Transfer Date occurring) by UK Holdings to GEIH and that amount shall be settled by the release by UK Holdings of the UK GEIH Debt on the applicable Transfer Date in accordance with the terms of this Deed.

14.2                          Pending the release of the UK GEIH Debt by UK Holdings on the Transfer Date pursuant to clause 5 of this Deed, UK Holdings shall pay to GEIH interest (the “UK Holdings Interest”) in an aggregate amount of:

(A)                              the Initial Interest Amount; and

(B)                                interest at the Applicable Rate on an amount equal to the amount of the UK GEIH Debt,

such payment to be satisfied in accordance with clause 4.3 below.

14.3                          On the Transfer Date:

(A)                              UK Holdings shall pay to GEIH the amount of the UK Holdings Interest accrued but unpaid up to and including the Transfer Date; and

(B)                                GEIH shall pay to UK Holdings the amount of any interest accrued but unpaid in respect of the UK GEIH Debt up to and including the Transfer Date,

and the parties shall satisfy their respective interest payment obligations under this clause 4.3 by setting off the respective payable interest amounts.

15.                              CONDITIONAL RELEASE AND DISCHARGE

By way of compensation to GEIH for the loss of the value of its investment in FACL (in the event that the Scheme occurs) or (as the case may be) to provide part of the consideration for the FACL Share Transfer, UK Holdings agrees that, with effect from the Transfer Date, GEIH shall be fully and irrevocably released and discharged from any and all obligations or liabilities that it has, or may have, to pay the UK GEIH Debt to UK Holdings.

15

16.                              REPRESENTATION AND WARRANTY

Each of the parties hereby represents and warrants to the other that it has full power, authority and capacity to enter into, and fully to perform all of its obligations under, this Deed.

17.                              ENTIRE AGREEMENT

17.1                          This Deed and any other documents to be executed pursuant hereto or in connection with this Deed (the “Documents”) constitutes the whole and only agreement between the parties relating to the subject matter hereof.

17.2                          Each party acknowledges that in entering into the Documents it is not relying upon any pre-contractual statement which is not set out in the Documents.

17.3                          Except in the case of fraud, no party shall have any right of action against any other party to this Deed arising out of or in connection with any pre-contractual statement except to the extent that it is repeated in the Documents.

17.4                          For the purposes of this clause 7, “pre-contractual statement” means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of the Documents made or given by any person at any time prior to the date of this Deed.

17.5                          This Deed may only be varied or amended in writing signed by each of the parties.

18.                              INVALIDITY

If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

(A)                              the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

(B)                                the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed.

19.                              COUNTERPARTS

19.1                          This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

19.2                          Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute but one and the same instrument.

16

20.                              GOVERNING LAW AND JURISDICTION

20.1                          This Deed is governed by, and shall be construed in accordance with, English law.

20.2                          Each party agrees that any proceeding, suit or action arising out of or in connection with this Deed (“Proceedings”) may be brought in the courts of England.

20.3                          This clause shall not limit the right of either party to take Proceedings against the other in any other court.

20.4                          Each party irrevocably submits and agrees to submit to the jurisdiction of the English courts and of any other court in which Proceedings may be brought in accordance with this clause.

IN WITNESS of which this document has been executed and delivered as a deed on the date which first appears on page 1 above.

17

EXECUTED AS A DEED	)	.............................................Director
BY GEFA UK HOLDINGS	)
LIMITED acting by a director and	)
its secretary / two directors	)	............................................ Director/Secretary

EXECUTED AS A DEED	)	............................................ Director
BY GE INSURANCE HOLDINGS	)
LIMITED acting by a director and	)
its secretary / two directors	)	............................................ Director/Secretary

18

Schedule 1.1

Discontinued Businesses

GE Property and Casualty Insurance Company

GE Casualty Insurance Company

GE Indemnity Insurance Company

GE Auto & Home Insurance Company

Bayside Casualty Insurance Company

Schedule 1.1(a)

Supply and Vendor Contracts

1.               Car Lease dated 22 August 2003 between GE Deutschland GmbH and GE Capital Services GmbH (trading as Avis Fleet Services)

2.               Car Lease dated 19 February 2003 between GE International, Inc. and Locadif S.P.R.L./B.V.B.A. (trading as Avis Fleet Services)

3.               Car Lease dated 31 July 2002 between GE International, Inc. and GE Capital Aro Lease B.V.

4.               The agreements listed on Annex A (Ops & Sourcing)

5.               The agreements listed on Annex B (MI Europe)

6.               The agreements listed on Annex C (IT Documents)

7.               The agreements listed on Annex D (GEFI Europe)

8.               The following mainframe software licenses:

Mainframe Software – Alpharetta, Georgia

1 – Software License Agreement between GE and GE for EDI-Benchmark Bundle loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V01-8889.

2 – Software License Agreement between GE Capital and Levi/Ray/S for VPS/PCL loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V90-0230.

3 – Software License Agreement between GE and MacKinney for CICS/CEMT from Batch-fST feature loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V24-1254.

4 – Software License Agreement between GE Capital and Mainstar forBackup and Recovery Manager loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V16-7579.

5 – Software License Agreement between GE Capital and Mobius for ViewDirect Base – unlimited use loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V37-9555.

6 – Software License Agreement between GE and Oracle for Oracle 7 loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V94-3003.

7 – Software License Agreement between GE Capital and Sterling Commerce for Connect:Direct Base Client loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V08-6525.

1

8 – Software License Agreement between GE Capital and Sterling Commerce for Connect:Direct MVS W/SNA loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V92-5307.

9 – Software License Agreement between GE and Sybase for Open Client CICS (Base) loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V86-1076.

10 – Software License Agreement between GE and Sybase for Open Client MVS loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V86-1075.

11 – Software License Agreement between GE and Sybase for Open Server loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V86-1078.

12 – Software License Agreement between GE and Sybase for Open Server CICS or IMS (Base) loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V86-1077.

13 – Software License Agreement between GE IT Solutions and Syncsort for Syncsort z/OS loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V00-9341.

14 – Software License Agreement between GE and Tact for TEW – Tedit Workbench loaded on LPAR SYS6 in Alpharetta, Georgia, Product Number V92-2318.

15 – Software License Agreement between GE Capital and Computer Associates for Answer:Builder (Base) (Mark IV) (GELAAC and GNA licenses only) loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V81-5372.

16 - Software License Agreement between GE Capital and Computer Associates for Vision:Results (GELAAC and GNA licenses only) loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V92-5322.

17 – Software License Agreement between GE Capital and Cincom for Mantis XREF loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V11-9374.

18 -  Software License Agreement between GE Capital and Cincom for MTEXT - MVS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V30-5082.

19 - Software License Agreement between GE Capital and Cincom for Mantis Nucleus - MVS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V65-1142.

20 – Software License Agreement between GE Capital and Levi/Ray/S for VMCF/TSO loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V08-2337.

21 – Software License Agreement between GE Capital and Levi/Ray/S for VPS/TCPIP loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V42-1533.

2

22 – Software License Agreement between GE Capital and Levi/Ray/S for VPS/PCL loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V90-0230.

23 – Software License Agreement between GE and MacKinney for LISTCAT Plus-MVS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V24-1262.

24 – Software License Agreement between GE and MacKinney for KWIKKEY loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V24-1267.

25 – Software License Agreement between GE and MacKinney for CICS/CEMT from Batch/MVS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V24-1272.

26 – Software License Agreement between GE Capital and Medicinfo for MIB loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V54-6073.

27 – Software License Agreement between GE and NETEC for CAFC w/LOCO/AOEF loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V45-5230.

28  Intentionally left blank.

29 – Software License Agreement between GE and Pitney for Stream Weaver loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V50-1003.

30 – Software License Agreement between GE and SAS for SAS Base loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V09-9995.

31 – Software License Agreement between GE Capital and Serena for Comparex loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V86-9046.

32 – Software License Agreement between GE and Sftwreng for TRMS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V89-1130.

33 – Software License Agreement between GE and Sftwreng for TRMS VSCI loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V89-1131.

34 – Software License Agreement between GE Capital and Sterling Commerce for Connect:Mailbox loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V53-2284.

35 – Software License Agreement between GE IT Solutions and Syncsort for Syncsort z/OS loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V00-9341.

36 – Software License Agreement between GE Capital and Unicom for CICS COMET loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V17-7498.

37 – Software License Agreement between GE and Xerox for XPAF loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V94-1000.

3

38 – Software License Agreement between GE and Xerox for HFDL (Host Forms Descriptn Lang) loaded on LPAR SYSB in Alpharetta, Georgia, Product Number V94-1003.

39 - Software License Agreement between GE Capital and Sterling Commerce for Connect:Direct loaded on LPAR SYSB in Alpharetta, Georgia.

40 - Software License Agreement between GE and Document Sciences for Compset/DLS loaded on LPAR SYSB in Alpharetta, Georgia.

41 - Software License Agreement between GE and Observer Inc. for JES2Q loaded on LPAR SYSB in Alpharetta, Georgia.

42 - Software License Agreement between GE and IBM for RACF loaded on LPAR SYSB in Alpharetta, Georgia.

43 - Software License Agreement between GE and IBM for OS/VS COBOL Compiler & Library loaded on LPAR SYSB in Alpharetta, Georgia.

Mainframe Software – Cincinnati, Ohio

1 – Software License Agreement between GE and Princeton Softtech for Move for DB2 loaded on LPAR Heather in Cincinnati, Ohio.

4

Annex A

Schedule 1.1(a)

to

Master Agreement

(Ops and Sourcing)

Section A (Complete Transfer):

No.	Contract Name	Agreement Date	Vendor	GE Party
1.	Avis Corporation-GE Homebuyer Privileges Program Agreement - Final (Uploaded as “Avis Rent A Car Homebuyer Privileges Agmt 2002-08”)	8/24/2002	Avis Corporation, The (“Avis”)	GEMICO on behalf of GE

2.	Cendant Travel-GE Homebuyer Privileges Program Agreement (Uploaded as “Cendant Travel Homebuyer privileges Agreement”)	7/1/2002	Cendant Travel, Inc. (“CTI”)	GEMICO on behalf of GE

3.	Flooring America-GE Homebuyer Privileges Program Agreement and Web Linking Addendum (Uploaded as “Flooring America Homebuyer Privileges Agreement 2002-1”)	Agreement 10/1/2002 Web Linking Addendum 1/31/2003	FA Management Enterprises, Inc. (“FA”)	GEMICO on behalf of GE

4.	GE Consumer Products-GE Homebuyer Privileges Program Agreement (Uploaded as “GE Consumer Products Homebuyer Privileges Agmt 20”)	4/4/2003	GE through its Consumer Products business [this interest remains with GE]	GEMICO on behalf of GE [this interest to be transferred to Genworth]

5.	GESMI-GE Homebuyer Privileges Program Agreement	5/8/2003	GE Service Management, Inc. [this interest remains with GE]	GEMICO on behalf of GE [this interest to be transferred to Genworth]

6.	Home Depot-GE Homebuyer Privileges Program Agreement (Uploaded as “Home Depot Homebuyer Privileges Agmt 2001-02-28”)	2/28/2001	Home Depot U.S.A., Inc. (“Home Depot”)	GEMICO on behalf of GE

7.	Attachment A to Home Depot-GEMICO Homebuyer Privileges Program Agreement (Uploaded as “Home Depot Homebuyer Privileges Agmt Attachment A”)	2/28/2001	Home Depot U.S.A., Inc. (“Home Depot”); Homer TLC, Inc. (“Homer”)	GEMICO on behalf of GE

5

No.	Contract Name	Agreement Date	Vendor	GE Party
8.	Penske Auto Centers-General Electric Company Lender Program Memorandum of Understanding (Uploaded as “Penske Auto Centers Homebuyer Privileges Agmt 200”)	10/31/2000	Penske Auto Centers, LLC	GEMICO on behalf of GE

9.	Penske Truck Rental-General Electric Company Lender Program Memorandum of Understanding (Uploaded as “Penske Truck Leasing Homebuyer Privileges Agmt 20”)	7/11/2000	Penske Truck Leasing Co., L.P.	GEMICO on behalf of GE

10.	Addendum to Staffing Agreement	5/8/2003	Kelly Health Care Resources	General Electric (1640 Los Gatos San Rafael)—not signed

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the GE Group (other than GEFAHI) that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.

No.	Contract Name	Agreement Date	Vendor	GE Party
1.	Variation Agreement	12/19/2003	Experian Ltd (formerly CCN Group Ltd)	GE Capital Corp

2.	Master Professional Printing Services Agreement	3/5/2003	FCL Graphics Incorporated	GEFAHI

3.	License Agreement Amendment	8/31/2000	FinanCenter, Inc. (“FinanCenter”)	GEMICO

4.	Quote and Linking Agreement	9/9/1999	FinancCenter, Inc.	GEFAHI (Substituted as contracting entity for GE Capital) & GE Center for Financial Learning

5.	Master Services Agreement	7/3/2003	Kelly Services, Inc.	General Electric Capital Corporation

6.	Noosh, Inc. Print Buyer Agreement	12/31/2003	Noosh, Inc.	GNA Corporation

7.	Master Professional Printing Services Agreement	8/30/2002	Service Envelope Corporation	GEFAHI

8.	Agreement for Purchase of Products	4/16/2001	Xerox Corporation	General Electric Company

9.	Agreement between AT&T and various subsidiaries of GE Financial Assurance	4/1/2001	AT&T Corp.	UFLIC, CPFIC, SA, CCS, GCDP & GEFAHI

10.	Master Services Agreement (including Exhibit A; General Agent/Brokerage General Agent Agreement)	5/30/2000	Insurance Answer Center, Inc.	GEFAHI

6

Section C: Genworth owns Master, split

The Genworth Group shall own the following master agreements and any licenses, leases addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that related primarily to the Genworth Business.  Any such licenses, leases, addendums and similar arrangements in the name of any member of the GE Group (other than GEFAHI) that relate primarily to the Genworth Business shall be assigned to Genworth.  All licenses, leases addendums and similar arrangements under any of the following master agreements in the name of any member of the GE Group that do not relate primarily to the Genworth Business shall be retained by the GE Group.

No.	Contract Name	Agreement Date	Vendor	GE Party
1.	Multipurpose Confidentiality Agreement	4/14/2003	The Wackenhut Corporation	GEFAHI

2.	Services Contract (with addenda for various locations; 5 .pdf files)	12/12/2001	The Wackenhut Corporation	GEFAHI

3.	On-Line Service Subscription Agreement	12/27/2001	OneSource Information Services, Inc.	GEFAHI

7

Annex B

Schedule 1.1(a) for MI Europe

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the GE Group (other than GEFAHI) that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.

Contract Name	Date	Vendor	GE Party
License Agreement for Chain Link Technologies (as amended)	5/19/1997	Kintana, Inc. (formerly Chain Link Technologies)	General Electric Co.

License Agreement for Computer Software Products	6/1/1999	Trend Micro, Inc.	General Electric Co.

8

Annex C

Schedule 1.1(a)

to

Master Agreement

(IT documents)

Section A (Complete Transfer):

Contract Name	Date	Vendor	GE Party
Master Software System License Agreement and Addendum	3/12/1996	Servantis Systems, Inc. (“SSI”)	GE Capital Corporation Commercial Processing Services = Customer

DDV Master Agreement	4/16/2001	Digital Datavoice Corporation	UFLIC

Master Software Site License Agreement	No date provided	Principia Partners, LLC (“Principia”)	GE Asset Management Incorporated (“GEAM”)

2002-2003 REIS Services License Agreement	9/30/2002	REIS, Inc.	GEAM

Letter Agreement	6/23/1994	Wilshire Associates Inc.	GEAM

Agreement for Thomson Financial Services - Thomson Analytics	9/15/2003	Thomson Financial	GEAM

Consulting Agreement(1)	9/18/2002	Principia Partners LLC	GEAM

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the GE Group (other than GEFAHI) that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.

Contract Name	Date	Vendor	GE Party
Information Technology Services Agreement and Predecessor Agreements	1/1/2004	TCS	General Electric International, Inc. (“GEII”)

Information Technology Services Agreement and Predecessor Agreements		Patni Computer Systems LTD	General Electric International, Inc. (“GEII”)

Master Lease/Rental Agreement	2/10/1995	Hewlett-Packard Company = Lessor	General Electric Company = Lessee

Information Technology Services Agreement and Predecessor Agreements		Satyam Computer Services	General Electric International, Inc. (“GEII”)

Master Lease Agreement	Undated	Sun Microsystems Finance = Lessor	General Electric Company = Lessee

Software License Agreement	6/25/2001	Sun Microsystems, Inc. (“Sun”)	General Electric Company = Licensee

Global Master Purchase/Service Agreement	7/1/2003	Avaya World Services, Inc. = Avaya	General Electric Company = Customer

Lease Agreement	2/28/1988	AT&T Credit Corp.	General Electric Co.

(1) To be assigned to Genworth post-Closing.

9

Contract Name	Date	Vendor	GE Party
International Lease and Finance Agreement	10/19/1999	IBM Credit Corporation	General Electric Company

Master License Agreement	9/20/1999	Lotus Development Corporation	General Electric Company

Master Managed Network Solutions Agreement	Undated (although amendments indicate a date of 11/5/1999)	AT&T Solutions (“AT&T”)	General Electric Company (“Customer”)

Master Wide Area Networking Services Agreement	Undated	AT&T Corp. (“AT&T”)	General Electric Company (“Company”)

AT&T Wireless Services National Accounts Agreement	7/24/1998

AT&T Wireless Services National Accounts, Inc., as agent for Carriers (“AWS”). “Carrier” means companies who operate commercial mobile radio telecommunications systems who are either under common control with AWS or have agreed to participate in AWS’ National Accounts Program, each as to a licensed area. (Recitals)

General Electric Company (“Customer”)

a. National Cellular Agreement b. and c. Application for Service	a. 1/24/2000 b. and c. Undated	a. Celco Partnership d/b/a Bell Atlantic Mobile (“BAM”) b. and c. Verizon	General Electric Company

Purchase, License and Service Agreement	3/23/1995	FileNet Corporation (“FileNet”)	General Electric Capital Corporation

Master Software License and Installation Agreement	3/21/1997	Pegasystems Inc. (“Pega”)	GE Capital Corporation

Recovery Services Agreement and all schedules	7/1/1997	SunGard Recovery Services, Inc.	General Electric Company

Master License Agreement No. 131362 For Distributed Systems Software	3/30/2001	Compuware Corporation (“Compuware”)	General Electric Company (“GE”)

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Company

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Capital Services, Inc. = Customer

Master Wide Area Networking Agreement	Undated	Qwest Communications Corporation (“Qwest”) note: name is now Visinet	General Electric Corporation (“GE”)

Sprint PCS Premier Account Term Service Agreement (Version 11.99)	1/17/2000	Sprint Spectrum L.P. d/b/a Sprint PCS	General Electric Company (“GE Co.”)

Master Wide Area Networking Services Agreement	10/1/2002	Sprint Communications Company, L.P. (“Sprint”)	General Electric Corporation

VPNterprise Communications Services Agreement	5/1/2003	Fiberlink Communications Corporation	General Electric Corporation

Master Services Agreement (without limitation, Genworth receives the Cisco Email Messenger)		Cisco Systems, Inc. (“Cisco”)	General Electric Company

Basic Ordering Agreement	1/30/1992	Cisco Systems, Inc. (“Cisco”)	General Electric Co.

License Agreement for Open System Products	12/31/1998	BMC Software Distribution, Inc. (“BMC”)	General Electric Company

General Electric License to Use Informatica Software	No date provided	Informatica Corporation (“Informatica”)	General Electric Corporation

10

Contract Name	Date	Vendor	GE Party
Perpetual License Agreement for Computer Software Products	3/27/1985	Computer Network Corporation (“CNC”)	General Electric Credit Corporation [now General Electric Capital Corporation]

Settlement and Release Agreement	12/28/1998	International Business Machines Corporation (“IBM”) , Group 1 Software, Inc.	General Electric Capital Corporation

First Amended and Restated Enterprise License Agreement	7/1/2001	Computer Associates International, Inc.	General Electric Company

Trillium Software System License and Professional Services Agreement	7/19/19999	Harte Hanks Data Technologies	GE Capital Corp

Software License Agreement	6/19/2000	Business Objects Americas	GE Capital Services Inc

Software License and Services Agreement	8/1/1998	AppWorx Corporation	General Electric Corp

GE-EMC Master Global Procurement Agreement	11/16/2001	EMC Corporation	General Electric Company

Master Wide Area Networking Services Agreement	6/4/2002	Broadwing Communications Services, Inc.	General Electric Company

Master Contract Service Arrangement Agreement	9/19/2000	BellSouth Telecommunications, Inc.	General Electric Company

Software License and Services Agreement	5/31/2002	Oracle Corporation	a. General Electric Company

Microsoft/GE License Agreement	2/1/2000	MSLI, GP	General Electric Company

Enterprise License Agreement Renewal Addendum	7/27/2002	Citrix Systems Inc.	General Electric Company

Enterprise License Agreement	11/10/2000	Courion Corporation (“Courion”)	General Electric Company

Software License Agreement	Undated (The license agreement is effective upon acceptance.)	Attachmate	GEFAHI

GE-Internet Security Systems, Inc. Enterprise Software License Subscription	12/28/1998	Internet Security Systems, Inc. (“ISS”)	General Electric Company (“GE”)

Software License Agreement between Netegrity, Inc. and General Electric Company	8/2/1999	Netegrity, Inc. (“Netegrity”)	General Electric Company (“GE”)

Information Technology Services Agreement and Predecessor Agreements		Birlasoft	General Electric International

Lasercycle Supply Agreement	7/28/2000	LASERCYCLE INKCYCLE	GE Capital Corporation GEMICO

Appropriation Request	7/16/2003	GXS	GE Capital Mortgage (GE Mortgage Holdings, LLC)

Advanced Server and Services Agreement		Red Hat, Inc.	General Electric Global Computer Operations

Custom International Customer Support Program Agreement	2/1/1997	SunService Division, Sun Microsystems, Inc.	General Electric Company

Technology Services Agreement		International Business Machines Corporation (“IBM”)	GE Capital Corp.

Master Agreement for Call Center Quality Monitoring Systems	8/18/1999	Teknekron Infoswitch Corp	GE

11

Contract Name	Date	Vendor	GE Party
U.S. Corporate End User License Agreement	1/31/2003	Network Associates, Inc.	General Electric Company

Software License Agreement	12/26/2001	GE Information Services, Inc.	General Electric Company

Addendum to Software License Agreement	12/26/2001	Global eXchange Services Canada, Inc.	GE Capital Mortgage Insurance Company (Canada) (“GECMICAN”)

Electronic Commerce Services Agreement	6/28/2002	Global eXchange Services Canada, Inc.	General Electric Company

Canon Copier Agreement	5/11/2001	Canon U.S.A., Inc.	General Electric Corporation

GE/Ricoh Corporation National Account Agreement and Amendment Number One to National Agreement by and between Ricoh Corporation and GE Company	1/1/2001	Ricoh Corporation	GE Company Corporate Initiatives Group

GE-Compaq Master Purchase and Services Agreement	5/21/2002	Compaq Computer Corporation	General Electric Company

Master License Agreement	11/00/1999	Broadvision Inc	General Electric Company

Master Agreement for Data Imaging Services		Anacomp, Inc.	GE Capital

Network Services Agreement - Yield Book	1/16/1995	Analytics Technology Corporation (“ATC”)	GEAM

Software Licensing Agreement - Yield Book	1/16/1995	Salomon Brothers Inc (“Salomon”)	GEAM

Standard & Poor’s Master Subscription Agreement, S&P Ratings Direct Credit Wire Only.	6/1/2003	Standard & Poor’s (“S&P”)	GEAM

Moody’s KMV Subscription Agreement	2/1/2003	Moody’s KMV Company (“Moody’s”)	General Electric Company

System License Agreement Bondedge for Windows, Enterprise Edition	6/14/1999	Capital Management Sciences (“CMS”)	GEAM

Leasing Agreement(2)	11/21/2003	Sun Microsystems Finance	GEAM

Bloomberg Agreement #145083	8/24/1995	Bloomberg L.P.	GEAM

Bloomberg Agreement #107247	8/19/1994	Bloomberg L.P.	GEAM

Section C: Genworth owns Master, split

The Genworth Group shall own the following master agreements and any licenses, leases addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that related primarily to the Genworth Business.  Any such licenses, leases, addendums and similar arrangements in the name of any member of the GE Group (other than GEFAHI) that relate primarily to the Genworth Business shall be assigned to Genworth.  All licenses, leases addendums and similar arrangements under any of the following master agreements in the name of any member of the GE Group that do not relate primarily to the Genworth Business shall be retained by the GE Group.

Contract Name	Date	Vendor	GE Party
Master Lease Agreement	10/20/2000	Dell Financial Services, L.P. (“Dell”)	GEFAHI
Master Lease Agreement	8/26/2003	Comsource, Inc. (“Comsource”)	GEFAHI

(2) To be assigned post-Closing.

12

Contract Name	Date	Vendor	GE Party
GEFAHI Master Lease Agreement		EMC Corporation	GEFAHI

License Agreement	12/31/2001	Classic Solutions Pty Limited (“Classic”)	GEFAHI

License Agreement		Mercury Interactive	GEFAHI

Software License Agreement	No date provided	Edify Corporation (“Edify”)	GEFAHI (“Licensee”)

Assignment Agreement	4/24/2002	Sterling Commerce / Connect Direct	GEFAHI

13

Annex D

Schedule 1.1(a)
Master Agreement
(GEFI Europe)

Section A (Complete Transfer):

Item No	Contract Name	Contract Date	Vendor	GE Party	Description of Contract
1.	SDMC Consultancy Services Agreement	Dec 2003	SDMC	GEIH	Consultancy Services for Oracle Financial Systems’ environment

2.	Sental Services Agreement	18 June 2001	Sental	GEIH	Provision of Telephone Management Reports

Section B: GE owns Master, split

For the following agreements, the GE Group owns and shall retain the master agreement and software, hardware, equipment or services acquired pursuant to such agreements.  The Genworth Group shall continue to realise those benefits under these agreements which it realised prior to the date hereof pursuant to and on the terms of the European Transition Services Agreement or the Transition Services Agreement, as appropriate.

Item No	Contract Name	Contract Date	Vendor	GE Party	Description of Contract
1.	Adecco	2004	Adecco Limited	GE Capital Corp	Temp Staff Providers

2.	GE Capital Fleet Services trading as Avis Fleet Services 661976	1996	GE Capital Fleet Services trading as Avis Fleet Services 661976	GE Capital Corp	Car Fleet providers

3.	Services Agreement	2000	GECIS	GEIH	Provision of Information Management and Accounting Services

4.	Disaster Recovery	2001	IBM	General Electric Company	Disaster Recovery for GECA France

5.	Smart Force SARL	2004	Smart Force SARL	General Electric Company	E Learning Software

6.	Voice Support	2004	France Telecom	General Electric Company	Voice Support for GECA

7.	Safeboot	2004	Safeboot Ltd	General Electric Company	Laptop Security Software

14

8.	Quick Address Software	2004	QAS Ltd	General Electric Company	Web Platform (Addressing s/w in Cell and UKINT)

9.	ESAT – Voice Support	2004	ESAT Business	General Electric Company	Voice Support for Shannon

10.	Voice Support for Shannon	2004	Ocean Communications Ltd	General Electric Company	Voice Support for Shannon

11.	Telecommunications	2004	BT Ignite Solutions	General Electric Company	Telecommunications

12.	Telecommunications	2004	Colt Telecommunications	General Electric Company	Telecommunications

13.	Mobile Phone Services	2004	Bouygues Telecom	General Electric Company	Mobile Phone Services for GECA

14.	Telecommunications	2004	BT Onebill	General Electric Company	Telecommunications

15.	Telecommunications	2004	EYRETEL	General Electric Company	Telecommunications

16.	Server Hosting	2001	CSC	General Electric Company	Hosting

17.	Mobile Comms Vodafone	2002	Vodafone	General Electric Company	Mobile Communications

18.	End User Support Agreement	unsigned and undated	Eistream UK Limited	General Electric Company	End User Support Agreement

15

Schedule 1.1(b)

GEFAHI Contracts

1.             The agreements listed on Annex A (Ops & Sourcing) and Annex B (IT Documents)

2.                                       The following contracts and agreements related exclusively to the disposition of the Discontinued Businesses and related transaction documents:

•                  Stock Purchase Agreement, dated June 26, 2003, between GEFAHI and Lexington Insurance Company

•                  Amendment No. 1 to the Stock Purchase Agreement, dated August 29, 2003, between GEFAHI and Lexington Insurance Company

•                  Transition Services Agreement, dated August 29, 2003, among GEFAHI, Lexington Insurance Company and GE Property & Casualty Insurance Company, GE Auto & Home Assurance Company, GE Casualty Insurance Company, GE Indemnity Insurance Company and Bayside Casualty Insurance Company

•                  Computer Services Agreement, dated August 29, 2003, among GEFAHI, Lexington Insurance Company and GE Property & Casualty Insurance Company, GE Auto & Home Assurance Company, GE Casualty Insurance Company, GE Indemnity Insurance Company and Bayside Casualty Insurance Company

•                  Transitional Trademark License Agreement, dated August 29, 2003, among GEFAHI, Lexington Insurance Company and GE Property & Casualty Insurance Company, GE Auto & Home Assurance Company, GE Casualty Insurance Company, GE Indemnity Insurance Company and Bayside Casualty Insurance Company

•                  Intellectual Property Cross-License Agreement, dated August 29, 2003, among GEFAHI, Lexington Insurance Company and GE Property & Casualty Insurance Company, GE Auto & Home Assurance Company, GE Casualty Insurance Company, GE Indemnity Insurance Company and Bayside Casualty Insurance Company

•                  Letter Agreement, dated August 28, 2003, by and among GEFAHI, Lexington Insurance Company and AIG Marketing, Inc. (Re: Certain Employee Matters)

•                  Letter Agreement, dated August 29, 2003, by and between GEFAHI and Lexington Insurance Company (Re: Tiffany Ko Syzch)

•                  Letter Agreement, dated August 29, 2003, by and between GEFAHI and Lexington Insurance Company (Re: Certain Computer Equipment and Software Matters)

•                  Letter Agreement, dated August 29, 2003, by and between GEFAHI and Lexington Insurance Company (Re: Records Access)

•                  Tax Termination and Settlement Agreement, by and among GEFAHI, GE Property & Casualty Insurance Company, GE Casualty Insurance Company, GE Auto & Home Assurance Company, Bayside Casualty Insurance Company and GE Indemnity Insurance Company

•                  Master Termination of Intercompany Agreements, dated August 29, 2003, among General Electric Company (on behalf of itself and all of its wholly owned subsidiaries), GE Property & Casualty Insurance Company, GE Auto & Home Assurance Company, GE Casualty Insurance Company, GE Indemnity Insurance Company and Bayside Casualty Insurance Company, GE Financial Assurance Japan, Ltd., GE Edison Life Insurance Company, GE Edison Services Company, and Toho Shinyo Hosho Company

3-8:             Intentionally left blank

1

9.               Transition Services Agreement, dated as of August 29, 2003, among GEFAHI, American International Reinsurance Company, Ltd., GE Financial Assurance Japan Ltd., GE Edison Life Insurance Company, GE Edison Services Company and Toho Shinyo Hosho Company

10.         Intellectual Property Cross-License Agreement among GEFAHI, GE Financial Assurance Japan, Ltd., GE Edison Life Insurance Company, GE Edison Services Company, Toho Shinyo Hosho Company and American International Reinsurance Company, Ltd., dated as of August 29, 2003

11.         Computer Services Agreement, dated as of August 29, 2003, among GEFAHI, American International Reinsurance Company, Ltd., GE Financial Assurance Japan Ltd., GE Edison Life Insurance Company, GE Edison Services Company and Toho Shinyo Hosho Company

12.         GEFAHI Comfort Letter to the Directors of GE Pensions Limited Society in connection with the demutualization of National Mutual Life Assurance Society

13.         Any and all obligations of GEFAHI under agreements relating to its commercial paper program, including, without limitation, obligations arising under any swap agreements related thereto and obligations under the following agreements: (i) U.S. Commercial Paper Private Placement Memorandum dated November 18, 2003 (replacing and superceding a U.S. Commercial Paper Private Placement Memorandum dated February 28, 2000, as supplemented on March 16, 2000), (ii) Placement Agency Agreement dated November 14, 1997, between GECC Capital Markets Group, Inc., and GEFAHI, (iii) Issuing and Paying Agent Agreement dated November 13, 1997, among GEFAHI, GECC and Deutsche Bank, as amended November 18, 2003 and (iv) Issuing and Paying Agent and Citi Treasury Manager Agreement dated November 14, 1997, among GEFAHI, GECC and Citibank, N.A., as amended November 18, 2003

14.         Revolving Credit Agreement dated as of 2-28-00, between GE Capital Corporation, as lender, and GEFAHI, as borrower (as amended by Amendment No. 1 dated 10-10-00, Amendment No. 2 dated 4-23-02 and Amendment No. 3 dated 8-1-03)

15.         Master Promissory Note (GE Capital Assignment Corporation, as lender, and GEFAHI, as borrower)

16.         Master Promissory Note dated as of February 17, 2004, GEFAHI, as lender, and UFLIC, as borrower)

17.         Master Promissory Note dated as of 12-20-99 (GEFAHI, as lender, and Signature Financial/ Marketing, Inc., as borrower)

18.         Master Promissory Note (GEFAHI, as lender, and Heritage Life Insurance Company, as borrower)

19.         Master Promissory Note dated 12-2-97 (GEFAHI, as lender, as Heritage Mechanical Breakdown Corporation, as borrower)

2

20.         Guaranty by GEFAHI to USAA relating to Signature Financial/USAA Program Services Agreement

21.         GEFAHI and ABN AMRO Bank ISDA Master Agreement dated 12-17-01

22.         GEFAHI and Bank of America NA ISDA Master Agreement dated 6-20-02

23.         GEFAHI and Banque Paribas ISDA Master Agreement dated 3-31-98

24.         GEFAHI and Bear Stearns Fin Prod Inc ISDA Master Agreement dated 2-12-01

25.         GEFAHI and CDC Fin Prod Inc ISDA Master Agreement dated 10-29-02

26.         GEFAHI and CSFB International ISDA Master Agreement dated 1-17-02

27.         GEFAHI/eHealthInsurance Agreement among GEFAHI, GE Capital Insurance Agency, Inc., and eHealthInsuranceServices, Inc., dated 12-1-00

28.         Confidentiality Agreement between Signature Agency, Inc., and its parent, subsidiary and affiliate corporations and GEFAHI dated 3-11-99

29.         Acknowledgement of Agreement pursuant to Master Managed Services Agreement between GE Capital Corporation and GE IT Solutions (GECITS) (f/k/a GE Capital Information Technology Solutions North America Inc.) dated as of January 11, 2002, as amended, and Scope of Work between GECITS and GEFAHI effective as of October 1, 2002, as amended.

30.         Promissory Note, dated April 8, 2002, made by GECC, as borrower, and GEFAHI, as lender, in the original principal amount of GBP 90,800,000 together with the Term Loan Agreement, dated April 8, 2002 related thereto

31.         Promissory Note, dated April 8, 2002, made by GECC, as borrower, and GEFAHI, as lender, in the original principal amount of GBP 29,000,000, together with the Term Loan Agreement, dated April 8, 2002 related thereto

32.         Securities Purchase Agreement dated as of July 14, 2000, by and among Centerprise Advisors, Inc. and certain named Purchasers, including GEFAHI

33.         Series A Warrant dated as of July 14, 2000 issued by Centerprise Advisors, Inc. to GE Financial Assurance Holdings, Inc., and any subsequent Series A Warrants issued to GEFAHI

34.         Warrant Holder Agreement dated as of July 14, 2000, by and among Centerprise Advisors, Inc. and certain named Warrant Holders, including GEFAHI

35.         Registration Rights Agreement dated as of July 14, 2000, by and among Centerprise Advisors, Inc. and certain named Holders, including GEFAHI

3

36.         Voting Agreement dated as of July 14, 2000 by and among GEFAHI and BGL Capital Partners, LLC

37.         GE Financial Network Wireless Agreement dated July 14, 2000, by and between AnyDevice.com and GEFAHI

38.         Master Services Agreement dated as of September 28, 2000, by and between MyFamily.com and GEFAHI

39.         Website Development, Co-Branding and Licensing Agreement dated as of February 15, 2000, by and between Secure Commerce Service, Inc. d/b/a Paytrust and GEFAHI

40.         Website Development, Co-Branding and Licensing Agreement dated as of March 31, 2000, by and between Netstock Direct Corporation and GEFAHI

41.         Consulting Services Agreement dated as of December 1, 1999, by and between X Communications and GEFAHI

42.         Website Development, Co-Branding and Licensing Agreement dated as of October 12, 2000, by and between Cendant Mortgage Corporation and GEFAHI

43.         GE Financial Assurance/eHealthinsurance Agreement dated as of December 1, 2000, by and among ehealthInsurance Services, Inc., GEFAHI and GE Capital Insurance Agency, Inc.

44.         Warrant to Purchase Shares of Preferred Stock dated as of December 1, 2000, by and between ehealthInsurance Services, Inc. and GEFAHI

45.         Warrant to Purchase Shares of Common Stock dated as of December 1, 2000, by and between ehealthInsurance Services, Inc. and GEFAHI

46.         Confidentiality Agreement dated as of August 12, 2002, by and between AMA Insurance Agency, Inc. and GEFAHI

47.         Standard List Protection Agreement dated as of January 1, 2003, by and between American Legion Auxiliary National Headquarters and GEFAHI

48.         Confidentiality Agreement dated as of July 19, 2002, by and between Ameritrade Holding Corporation and GEFAHI

49.         Data Use Agreement dated as of December 31, 1998, by and between Acxiom Corporation and GEFAHI

50.         Confidentiality Agreement dated as of May 30, 2001, by and between Cross Country Automotive Services, Inc. and GEFAHI

51.         Mutual Confidentiality Non-Disclosure Agreement dated as of October 24, 2000, by and between Life Line Screening of America LLC and GEFAHI

4

52.         Master Lease Agreement dated as of April 1, 2000, by and between NTFC Capital Corporation and GEFAHI

53.         NonDisclosure Agreement dated as of March 25, 1999, by and between SPR, Inc. and GEFAHI

54.         United Center Suite License Agreement dated as of June 20, 2001, by and between United Center Joint Venture and GEFA

55.         Master Professional Services Agreement dated as of June 24, 2003, by and between Rawhide Internet Services, Inc. and GEFAHI

5

Annex A

Schedule 1.1(b)

to

Master Agreement

(Ops & Sourcing)

Section A (Complete Retention):

No.	Contract Name	Agreement Date	Vendor	GE Party
11.	GE Master Professional Printing Services Agreement	8/30/2002	Rainbow Graphics Inc.	GEFAHI

12.	Indemnification and Hold Harmless Agreement	9/19/2001	Milliman USA, Inc.	GEFA

13.	Master Professional Printing Services Agreement	5/7/2003	Mail-Well Chicago	GEFAHI

14.	Master Professional Printing Services Agreement		Automated Presort, Inc.	GEFAHI

15.	Addendum to Master Professional Printing Services Agreement		Automated Presort, Inc.	GEFAHI

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of GEFAHI that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.

No.	Contract Name	Agreement Date	Vendor	GE Party
1.	Master Professional Printing Services Agreement	3/5/2003	FCL Graphics Incorporated	GEFAHI

2.	License Agreement Amendment	8/31/2000	FinanCenter, Inc. (“FinanCenter”)	GEMICO

3.	Quote and Linking Agreement	9/9/1999	FinancCenter, Inc.	GEFAHI (Substituted as contracting entity for GE Capital) & GE Center for Financial Learning

4.	Master Services Agreement	7/3/2003	Kelly Services, Inc.	General Electric Capital Corporation

5.	Master Professional Printing Services Agreement	8/30/2002	Service Envelope Corporation	GEFAHI

6.	Agreement for Purchase of Products	4/16/2001	Xerox Corporation	General Electric Company

7.	Agreement between AT&T and various subsidiaries of GE Financial Assurance	4/1/2001	AT&T Corp.	UFLIC, CPFIC, SA, CCS, GCDP & GEFAHI

8.	Master Services Agreement (including Exhibit A; General Agent/Brokerage General Agent Agreement)	5/30/2000	Insurance Answer Center, Inc.	GEFAHI

6

Section C: Genworth owns Master, split

The following master agreements and any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of GEFAHI that do not relate primarily to the Genworth Business shall be retained by GEFAHI.

No.	Contract Name	Agreement Date	Vendor	GE Party
4.	Multipurpose Confidentiality Agreement	4/14/2003	The Wackenhut Corporation	GEFAHI

5.	Services Contract (with addenda for various locations; 5 .pdf files)	12/12/2001	The Wackenhut Corporation	GEFAHI

6.	On-Line Service Subscription Agreement	12/27/2001	OneSource Information Services, Inc.	GEFAHI

7

Annex B

Schedule 1.1(b)

Master Agreement Schedules

(IT documents)

Section A (Complete Retention):

Contract Name	Date	Vendor	GE Party
Master Equipment Lease Agreement and all equipment	7/16/2002	Avaya	GEFAHI

Licensed Business Product Schedule to Bowstreet License Agreement	12/29/2000	Bowstreet.com, Inc. (“Bowstreet”)	GEFAHI

Licensed Business Product Schedule to Bowstreet License Agreement	11/17/2001	Bowstreet.com, Inc. (“Bowstreet”)	GEFAHI

Licensed Business Product Schedule to Bowstreet License Agreement	4/30/2001	Bowstreet.com, Inc. (“Bowstreet”)	GEFAHI

Licensed Business Product Schedule to Bowstreet License Agreement	12/31/2001	Bowstreet.com, Inc. (“Bowstreet”)	GEFAHI

Amendment to Bowstreet Master Licensing Agreement	3/27/2003	Bowstreet.com, Inc. (“Bowstreet”)	GEFAHI

Master License Agreement	7/24/2000	Claritas Inc. (“Claritas”)	GEFAHI

Claritas Inc. License Agreement	9/24/1998	Claritas Inc. (“Claritas”)	GEFAHI

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of GEFAHI that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.

Contract Name	Date	Vendor	GE Party
Information Technology Services Agreement and Predecessor Agreements	1/1/2004	TCS	General Electric International, Inc. (“GEII”)

Information Technology Services Agreement and Predecessor Agreements		Patni Computer Systems LTD	General Electric International, Inc. (“GEII”)

Master Lease/Rental Agreement	2/10/1995	Hewlett-Packard Company = Lessor	General Electric Company = Lessee

Information Technology Services Agreement and Predecessor Agreements		Satyam Computer Services	General Electric International, Inc. (“GEII”)

Master Lease Agreement	Undated	Sun Microsystems Finance = Lessor	General Electric Company = Lessee

Software License Agreement	6/25/2001	Sun Microsystems, Inc. (“Sun”)	General Electric Company = Licensee

Global Master Purchase/Service Agreement	7/1/2003	Avaya World Services, Inc. = Avaya	General Electric Company = Customer

Lease Agreement	2/28/1988	AT&T Credit Corp.	General Electric Co.

International Lease and Finance Agreement	10/19/1999	IBM Credit Corporation	General Electric Company

8

Contract Name	Date	Vendor	GE Party
Master License Agreement	9/20/1999	Lotus Development Corporation	General Electric Company

Master Managed Network Solutions Agreement	Undated (although amendments indicate a date of 11/5/1999)	AT&T Solutions (“AT&T”)	General Electric Company (“Customer”)

Master Wide Area Networking Services Agreement	Undated	AT&T Corp. (“AT&T”)	General Electric Company (“Company”)

AT&T Wireless Services National Accounts Agreement	7/24/1998

AT&T Wireless Services National Accounts, Inc., as agent for Carriers (“AWS”). “Carrier” means companies who operate commercial mobile radio telecommunications systems who are either under common control with AWS or have agreed to participate in AWS’ National Accounts Program, each as to a licensed area. (Recitals)

General Electric Company (“Customer”)

a. National Cellular Agreement b. and c. Application for Service	a. 1/24/2000 b. and c. Undated	a. Celco Partnership d/b/a Bell Atlantic Mobile (“BAM”) b. and c. Verizon	General Electric Company

Purchase, License and Service Agreement	3/23/1995	FileNet Corporation (“FileNet”)	General Electric Capital Corporation

Master Software License and Installation Agreement	3/21/1997	Pegasystems Inc. (“Pega”)	GE Capital Corporation

Recovery Services Agreement and all schedules	7/1/1997	SunGard Recovery Services, Inc.	General Electric Company

Master License Agreement No. 131362 For Distributed Systems Software	3/30/2001	Compuware Corporation (“Compuware”)	General Electric Company (“GE”)

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Company

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Capital Services, Inc. = Customer

Master Wide Area Networking Agreement	Undated	Qwest Communications Corporation (“Qwest”)note: name is now Visinet	General Electric Corporation (“GE”)

Sprint PCS Premier Account Term Service Agreement (Version 11.99)	1/17/2000	Sprint Spectrum L.P. d/b/a Sprint PCS	General Electric Company (“GE Co.”)

Master Wide Area Networking Services Agreement	10/1/2002	Sprint Communications Company, L.P. (“Sprint”)	General Electric Corporation

VPNterprise Communications Services Agreement	5/1/2003	Fiberlink Communications Corporation	General Electric Corporation

Master Services Agreement (without limitation, Genworth receives the Cisco Email Messenger)		Cisco Systems, Inc. (“Cisco”)	General Electric Company

Basic Ordering Agreement	1/30/1992	Cisco Systems, Inc. (“Cisco”)	General Electric Co.

License Agreement for Open System Products	12/31/1998	BMC Software Distribution, Inc. (“BMC”)	General Electric Company

General Electric License to Use Informatica Software	No date provided	Informatica Corporation (“Informatica”)	General Electric Corporation

9

Contract Name	Date	Vendor	GE Party
Perpetual License Agreement for Computer Software Products	3/27/1985	Computer Network Corporation (“CNC”)	General Electric Credit Corporation [now General Electric Capital Corporation]

Settlement and Release Agreement	12/28/1998	International Business Machines Corporation (“IBM”) , Group 1 Software, Inc.	General Electric Capital Corporation

First Amended and Restated Enterprise License Agreement	7/1/2001	Computer Associates International, Inc.	General Electric Company

Trillium Software System License and Professional Services Agreement	7/19/19999	Harte Hanks Data Technologies	GE Capital Corp

Software License Agreement	6/19/2000	Business Objects Americas	GE Capital Services Inc

Software License and Services Agreement	8/1/1998	AppWorx Corporation	General Electric Corp

GE-EMC Master Global Procurement Agreement	11/16/2001	EMC Corporation	General Electric Company

Master Wide Area Networking Services Agreement	6/4/2002	Broadwing Communications Services, Inc.	General Electric Company

Master Contract Service Arrangement Agreement	9/19/2000	BellSouth Telecommunications, Inc.	General Electric Company

Software License and Services Agreement	5/31/2002	Oracle Corporation	a. General Electric Company

Microsoft/GE License Agreement	2/1/2000	MSLI, GP	General Electric Company

Enterprise License Agreement Renewal Addendum	7/27/2002	Citrix Systems Inc.	General Electric Company

Enterprise License Agreement	11/10/2000	Courion Corporation (“Courion”)	General Electric Company

Software License Agreement	Undated (The license agreement is effective upon acceptance.)	Attachmate	GEFAHI

GE-Internet Security Systems, Inc. Enterprise Software License Subscription	12/28/1998	Internet Security Systems, Inc. (“ISS”)	General Electric Company (“GE”)

Software License Agreement between Netegrity, Inc. and General Electric Company	8/2/1999	Netegrity, Inc. (“Netegrity”)	General Electric Company (“GE”)

Custom International Customer Support Program Agreement	2/1/1997	SunService Division, Sun Microsystems, Inc.	General Electric Company

Canon Copier Agreement	5/11/2001	Canon U.S.A., Inc.	General Electric Corporation

GE/Ricoh Corporation National Account Agreement and Amendment Number One to National Agreement by and between Ricoh Corporation and GE Company	1/1/2001	Ricoh Corporation	GE Company Corporate Initiatives Group

GE-Compaq Master Purchase and Services Agreement	5/21/2002	Compaq Computer Corporation	General Electric Company

Master License Agreement	11/00/1999	Broadvision Inc	General Electric Company

Master Agreement for Data Imaging Services		Anacomp, Inc.	GE Capital

Network Services Agreement - Yield Book	1/16/1995	Analytics Technology Corporation (“ATC”)	GEAM

Software Licensing Agreement - Yield Book	1/16/1995	Salomon Brothers Inc (“Salomon”)	GEAM

10

Contract Name	Date	Vendor	GE Party
Standard & Poor’s Master Subscription Agreement, S&P Ratings Direct Credit Wire Only.	6/1/2003	Standard & Poor’s (“S&P”)	GEAM

Moody’s KMV Subscription Agreement	2/1/2003	Moody’s KMV Company (“Moody’s”)	General Electric Company

System License Agreement Bondedge for Windows, Enterprise Edition	6/14/1999	Capital Management Sciences (“CMS”)	GEAM

Leasing Agreement(3)	11/21/2003	Sun Microsystems Finance	GEAM

Bloomberg Agreement #145083	8/24/1995	Bloomberg L.P.	GEAM

Bloomberg Agreement #107247	8/19/1994	Bloomberg L.P.	GEAM

Section C: Genworth owns Master, split

The following master agreements and any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that relate primarily to the Genworth Business shall be assigned to a member of the Genworth Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of GEFAHI that do not relate primarily to the Genworth Business shall be retained by GEFAHI.

Contract Name	Date	Vendor	GE Party
Master Lease Agreement	10/20/2000	Dell Financial Services, L.P. (“Dell”)	GEFAHI

Master Lease Agreement	8/26/2003	Comsource, Inc. (“Comsource”)	GEFAHI

GEFAHI Master Lease Agreement		EMC Corporation	GEFAHI

License Agreement	12/31/2001	Classic Solutions Pty Limited (“Classic”)	GEFAHI

License Agreement		Mercury Interactive	GEFAHI

Software License Agreement	No date provided	Edify Corporation (“Edify”)	GEFAHI (“Licensee”)

Assignment Agreement	4/24/2002	Sterling Commerce / Connect Direct	GEFAHI

(3) To be assigned post-Closing.

11

Schedule 1.1(e)

Genworth Contracts

1.               all contracts and arrangements to which Financial Assurance Company Limited is a party, including those within the definitions of Residual Assets, Residual Liabilities, Retained Insurances, Transferring Assets, Transferring Liabilities, Transferring Contracts, Transferring Insurances, Reinsurance Contracts (as such terms are defined in the UK Transfer Plan

2.               all contracts and arrangements to which Vie Plus S.A. is a party to the extent relating to its payment protection business, including the marketing, sale, and administration thereof

3.               all contracts and arrangements to which any of Financial Insurance Company Limited, Consolidated Insurance Group Limited, GE Financial Assurance, Compania de Seguros y Reaseguros de Vida SA and GE Financial Insurance, Compania de Seguros y Reaseguros SA is a party

4.               GE Homebuyer Privileges Lender Participation Agreements as listed on Annex A attached hereto in the name of GEMICO on behalf of General Electric Company and certain of its business units.

5.               All agreements involving a member of the GE Group whereby a member of the GE Group acquired any member of the Genworth Group from a third party, except for any rights of a member of the GE Group under such agreement relating to any member of the GE Group acquired under any such agreement.

6.               The lessee’s interest in the co-location/Sublease Agreement dated April 1, 2002 between GE Real Estate and GE Asset Management for space located at 601 S. Figouroa Street, Los Angeles, CA, USA.

7.               The lessee’s interest in the lease dated January 20, 1977, as amended March 31, 1987, August 30, 1979, March 26, 1980, January 6, 1984, June 8, 1989, November 16, 1993, December 16, 1994, December, 19, 1995, April 26, 1996, January 16, 1997, July 22, 1997, April 28, 1998, March 28, 2001 (letter of understanding) and September, 2002 between Stamford Square Associates L.P. and GE Investment Distributors, Inc. for space located at 3001 Summer Street, Stamford, CT, USA.

1

Annex A to Schedule 1.1(e)

HomeBuyer Privileges Lender Agreements

1.             1st Advantage Mortgage, L.L.C.

2.             Abn Amro Mortgage Group, Inc.

3.             Advance Mortgage Corporation

4.             Access National Mortgage

5.             Affordable Home Mortgage, Llc

6.             Alliance Mortgage Banking Corp.

7.             Alliance Mortgage Company Dba First Alliance Bank

8.             Alpine Bank

9.             American Federal Mortgage Corp.

10.           American Heritage Mortgage Corp.

11.           American Mortgage Express Financial

12.           American Mortgage Service Company

13.           American Residential Mortgage Corp.

14.           American United Mortgage Corp

15.           Amerihome Mortgage Company, Llc

16.           Amerisouth Mortgage Company

17.           Ameristar Mortgage Corporation

18.           Arlington Capital Mortgage Corporation

19.           Aspen Mortgage Services

20.           Atlantic Coast Federal

21.           Baltimore American Mortgage Corp.

22.           Bancplus

23.           Bank of Mauston

24.           Bank of Utah

25.           Bell America Mortgage Llc

26.           Bethpage Federal Credit Union

27.           Boeing Employees Credit Union

28.           Bremer Bank, N.A.

29.           Broadview Mortgage Company

30.           C & K Enterprises, Inc. Dba Pioneer Mortgage

31.           C & R Mortgage Source, Llc

32.           Cape Cod Bank and Trust Company

33.           Capital City Bank

34.           Capital Mortgage Funding L.L.C.

35.           Capitol Commerce Mortgage Co.

36.           Capitol Federal Savings Bank

37.           CapWest Mortgage Corporation

38.           Castle Bank

39.           Cendant Mortgage Corporation

40.           Centurybanc Mortgage

41.           Citizens Federal Savings Bank

42.           Cmg Mortgage, Inc.

2

43.           Coastal Funding Group

44.           Coastal Mortgage Services, Inc.

45.           Colban Funding

46.           Colban Funding Inc.

47.           Colonial National Mortgage Corporation

48.           Columbia National, Inc.

49.           Commercial Federal Bank

50.           Commonfund Mortgage Corp.

51.           Community Banc Mortgage Llc

52.           Community First Bank

53.           Comunity Lending, Inc.

54.           Cornerstone Home Mortgage Corp.

55.           Cuc Mortgage Corporation

56.           Draper and Kramer Mortgage Corp.

57.           Eastern Bank

58.           Eastern Financial Florida Credit Union

59.           Easthampton Savings Bank

60.           E-Loan, Inc.

61.           Eustis Mortgage Corporation

62.           Exchange Financial Corporation

63.           Extraco Mortgage

64.           Fairway Independent Mortgage Company

65.           Family Choice Mortgage Corporation

66.           First Citizens Bank and Trust Company

67.           First Commonwealth Mortgage Corp.

68.           First Eastern Mortgage Corp.

69.           First Federal

70.           First Federal Savings Bank of America

71.           First Financial Bank

72.           First Financial, A Division of Ivy Mortgage

73.           First Mortgage Funding, Llc

74.           First National Bank of Estes Park

75.           First Priority Mortgage Inc.

76.           First Tennessee Bank, N. A.

77.           Firstmerit Bank, N.A.

78.           Firstrust Mortgage Service

79.           Flick Mortgage Investors, Inc.

80.           Fnb Salem Bank & Trust, N.A.

81.           Fox Cities Mortgage Corporation

82.           Franklin American Mortgage Company

83.           Golf Savings Bank

84.           Grafton Suburban Credit Union

85.           Great Midwest Bank, S.S.B.

86.           Greenpoint Mortgage Funding, Inc.

87.           Group One Mortgage Corporation

88.           Harris Trust and Savings Bank - Chicago Real

3

89.           Harwood-Russell Mortgage, Inc.

90.           Heritage Federal Credit Union

91.           Hibernia National Bank

92.           Home Finance of America

93.           Home Financing Center, Inc.

94.           Home Funding Finders, Inc.

95.           Home Mortgage Assured Corporation

96.           Home Security Mortgage Corp.

97.           Homebanc Mortgage Corporation

98.           Homebound Mortgage

99.           Homestead Funding Corp.

100.         Homevest Mortgage Corporation

101.         Hudson River Bank and Trust Company

102.         Iberia Bank

103.         Integra Bank N.A.

104.         Intermountain Mortgage Company, Inc.

105.         Ipi Skyscraper Mortgage Corporation

106.         Ivanhoe Financial

107.         Jersey Mortgage Company

108.         L & G Mortgagebanc, Inc.

109.         Lake Mortgage Company, Inc.

110.         Leader Mortgage Company

111.         Lender’s One

112.         Lendia

113.         Liberty Bank

114.         Liberty Bank, FSB

115.         Loancity.Com

116.         Lundin and Associates, Inc.

117.         Mainline Mortgage Corporation

118.         Mann Financial Inc.

119.         Mc Cue Mortgage Company

120.         Member First Mortgage, Llc

121.         Metro Resources Service Corporation

122.         MFC Mortgage, Inc.

123.         Midway Mortgage Company, Inc.

124.         Mortgage Centre, L.C.

125.         Mortgage Financial Services, Inc.

126.         Mortgage Investors Group, L.P.

127.         Mortgage Loan Specialists

128.         Mortgage Master, Inc.

129.         Mortgage Partners Financial Services

130.         Myers Park Mortgage

131.         National Mortgage Access, Inc.

132.         Nations Home Mortgage

133.         New England Federal Credit Union

134.         Nvr Mortgage Finance, Inc.

4

135.         Oceanfirst Bank

136.         Old Second National Bank of Aurora

137.         Pacific Republic Mortgage Corporation

138.         Paramount Mortgage Company

139.         Park National Bank

140.         Pathfinder Bank

141.         Patriot Funding

142.         Phoenix Savings Bank

143.         Pinnacle Mortgage Group, Inc.

144.         Pirimar Home Loans

145.         Prairie State Mortgage

146.         Premier Mortgage Group, A Limited

147.         Prime Home Mortgage, Inc.

148.         PrimeTrust Bank

149.         Princeton Mortgage Corporation

150.         Provantage Funding Corporation

151.         Pulaski Mortgage Company

152.         Rbc Centura Bank

153.         RBCMortgage

154.         Real Estate Mortgage Corp.

155.         Republic Mortgage Llc

156.         Republic State Mortgage

157.         Residential Mortgage Group, Inc.

158.         Resource Lender

159.         R-G Crown Bank, FSB

160.         RMS & Associates

161.         Royal Mortgage Corp.

162.         Salem Five Cents Savings Bank

163.         Sandy Spring National Bank of Maryland

164.         Schmidt Mortgage Company

165.         Scme Mortgage Bankers, Inc.

166.         Seattle Savings Bank and

167.         Sidus Financial Corporation

168.         Sierra Pacific Mortgage Co., Inc.

169.         Southbank, F.S.B.

170.         Southern Community Banc Mortgage

171.         Sovereign Bank

172.         Space Coast Credit Union

173.         Sterling Savings Bank And/Or Action Mortgage Co.

174.         Stockton Turner

175.         Suburban Mortgage, Inc.

176.         Summit Lending of Hawaii

177.         Sun American Mortgage Corporation

178.         Sunset Bank

179.         Suntrust Bank

180.         Taylor, Bean and Whitaker Mortgage Corp.

5

181.         The First National Bank of South Mississippi

182.         The Mortgage People Company

183.         The Northern Ohio Investment Company

184.         Town & Country Bank

185.         Transland Financial Services

186.         Trident Mortgage Company

187.         Trustcorp Mortgage Company

188.         Ulster Savings Bank

189.         Unifirst Mortgage Corporation

190.         Union Federal Savings Bank of Indianapolis

191.         United Capital Mortgage Corp.

192.         United Kingfield Bank

193.         United Mortgage

194.         Universal Mortgage Corp. of Wisconsin

195.         Unizan Bank, National Association

196.         Usa Funding Corp.

197.         Vitek Mortgage Group

198.         Washington Federal Savings

199.         Washington Mutual Bank, FA

200.         Waterfield Financial Corporation

201.         Watson Mortgage

202.         Weichert Financial Services

203.         Westlend Mortgage Group, Llc

204.         Wilson Bank and Trust

6

Schedule 2.1(a)

Plan of Separation

The Separation shall be effected in accordance with the plan and structure set forth in the following documents:

1.               Annex A sets forth the movements of U.S. GEFA/MI entities required to effect the Separation.

2.               Annex B sets forth the movements of Mortgage International entities required to effect the Separation.  As indicated therein, certain movements will occur prior to the Closing Date.

3.               Annex C document sets forth the movements of European business entities required to effect the Separation.  As indicated therein, certain movements will occur prior to the Closing Date.

4.               Annex D reflects the Genworth and GEFAHI Pro-Forma organizational charts upon consummation of the Separation.

1

Master Agreement Schedule 2.1(a) Plan of Separation

Annex A

2

Transactions Involving GE Capital Insurance Agency, Inc. on the Closing Date

1.) Contribution by GECC to GEI of GE Capital Insurance Agency, Inc. (GECIA). 2.) GEI then contributes same to GEFAHI.  3.) GEFAHI contributes GECIA to Genworth.  4.) Genworth dividends GECIA to GEFAHI

3

Transactions Involving GEFA Subsidiary I, Inc. and GEFA Real Estate Holding LLC on the Closing Date

1.) Distribution by GNA Corporation of 100% of its membership interest in GEFA Real Estate Holding LLC to GEFAHI  2.) GEFAHI contributes 100% of its membership interest in GEFA Real Estate Holding LLC to GEFA Subsidiary I, Inc.

List A

Forrer FA LLC
Franklin FA LLC
Glendale FA LLC
Park Center FA LLC
Pewaukee FA LLC
Riverside Distribution LLC
Eastgate Distribution LLC

4

On the Closing Date, GNA Corporation dividends Trooper Communications Corporation and Trooper Investment, Inc. to GEFAHI

5

Prior to the Closing Date the following transactions took place with respect to the ownership of Union Fidelity Life Insurance Company:  1. FHL paid a stock dividend of the shares it held in UFLIC to GECA and GEFAHI, its respective shareholders, 2. GECA paid a stock dividend of the UFLIC shares it received from FHL and all of its own interest in UFLIC to GNA, 3. GNA paid a stock dividend of such shares to GEFAHI, 4. GEFAHI paid a stock dividend of the shares it received from GNA plus the shares it received from FHL (together equal to 100% of UFLIC’s outstanding common stock) to GEI, Inc. and 5. GEI, Inc. sold such shares to GECS.

6

On the Closing Date, GEFAHI contributes GNA Corp. together with its subsidiaries to Genworth

LIST A1

Special Purpose Vehicles

•                  GEFA Special Purpose Two, LLC (DE) 31-1690510

•                  GEFA Special Purpose Six, LLC (DE) 42-1530159

•                  GEFA Special Purpose Five, LLC (DE) 54-2051732

•                  GEFA Special Purpose One, LLC (DE) 54-1962100

•                  GEFA Special Purpose Three, LLC (DE) 54-2008176

•                  GEFA Special Purpose Four, LLC (DE) 54-2033401

LIST B1

•                  IFN Insurance Agency, Inc.

•                  FFRL of New Mexico, Inc. (NM) 85-0442857

•                  Forth Financial Resources of Alabama, Inc. (AL) 58-1659603

•                  Forth Financial Resources of Hawaii, Inc. (HI) 36-3916991

•                  Forth Financial Resources Insurance Agency of Massachusetts, Inc. (MA) 36-3825210

LIST C1

Hochman & Baker, Inc. (IL) and subsidiaries:

•                  Hochman & Baker Securities, Inc. (IL)

•                  Hochman & Baker Insurance Services, Inc. (IL)

•                  Hockhman & Baker Investment Advisory Services, Inc. (IL)

LIST A

Special Purpose Vehicles

•                  GEFA Special Purpose Two, LLC7 (DE) 31-1690510

•                  GEFA Special Purpose Six, LLC (DE) 42-1530159

•                  GEFA Special Purpose Five, LLC (DE) 54-2051732

•                  GEFA Special Purpose One, LLC (DE) 54-1962100

•                  GEFA Special Purpose Three, LLC (DE) 54-2008176

•                  GEFA Special Purpose Four, LLC (DE) 54-2033401

The ownership of the Special Purpose Vehicles will not change as a result of the Separation - ownership percentages not reflected

LIST B

Hochman & Baker, Inc. (IL) and subsidiaries:

•                  Hochman & Baker Securities, Inc. (IL)

•                  Hochman & Baker Insurance Services, Inc. (IL)

•                  Hockhman & Baker Investment Advisory Services, Inc. (IL)

LIST C

IFN Insurance Agency, Inc.

•                  FFRL of New Mexico, Inc. (NM) 85-0442857

•                  Forth Financial Resources of Alabama, Inc. (AL) 58-1659603

•                  Forth Financial Resources of Hawaii, Inc. (HI) 36-3916991

•                  Forth Financial Resources Insurance Agency of Massachusetts, Inc. (MA) 36-38252107

7

On the Closing Date, GEFAHI contributes Brookfield Life Assurance Company to Genworth

8

Miscellaneous GEFAHI Transfers

On the Closing Date, GEFAHI contributes GE Mortgage Holdings, LLC together with its subsidiaries to Genworth

9

On the Closing Date, GEFAHI contributes all stock held in the following companies to Genworth:

(a) GE Group Retirement, Inc.

(b) GE Group Administrators

(c) Fee for Service, Inc.

(d) GE Group Life Assurance Company

(e) LTC, Incorporated

10

On the Closing Date, GEFAHI contributes Viking Insurance Co., Ltd. to Genworth

Sequencing of Events to Move Viking into Genworth

• Viking paid dividend to GELCO of $225MM

• GELCO paid intercompany payable to GEFAHI for $23MM

• GECC lent  $202MM to GEI, GEI contributed cash to GEFAHI

• Prior to the Closing Date, GEFAHI purchased Viking from GELCO

• On the Closing Date GEFAHI contributes Viking to Genworth

11

Miscellaneous GEFAHI Transfers

On the Closing Date, GEFAHI contributes Dental Holdings, Inc. together with its subsidiary to Genworth

12

On the Closing Date, GEFAHI contributes Centurion Capital Group, Inc. together with its subsidiaries to Genworth

13

On the Closing Date, GEFAHI contributes minority interests (3.1% and 2.3%) of GE Life and Annuity Assurance Company and Federal Home Life Insurance Company respectively to GECA through Genworth and GNA Corporation

Transfer effected by:

• On the Closing Date, GEFAHI contributes 3.1% ownership in GELAAC to Genworth (800 shares)

• On the Closing Date, GEFAHI contributes 2.3% interest in FHL to Genworth (5,125 shares)

• Immediately subsequent thereto, Genworth contributes such interests to GNA Corporation who in turns contributes its ownership in GELAAC and FHL to GECA.  In addition, FHL dividends its interest in GELAAC to GECA.

14

Annex B

15

Move UK Mortgage Entities into GEFA UK Holdings Ltd.

GE Mortgage Insurance Limited (Mortgage Europe)
GE Mortgage Solutions Limited
Italy Branch
Spain Branch
Netherlands Branch
Germany Branch *
Sweden Branch *
Portugal Branch *
GECC
GEI
GEFAHI
GEFA International Holdings, Inc
Genworth
UK Group Holding Company Ltd
GEFA UK Finance Limited
GEFA UK Holdings Ltd
GE Mortgage Services Limited
On the Closing Date, GEFAHI contributes its interest in GEFA International Holdings, Inc. and its subsidiaries to Genworth.
GECC
GEI
GEFAHI
Genworth
GEFA International Holdings, Inc
UK Group Holding Company Ltd
GEFA UK Finance Limited
GEFA UK Holdings Ltd
GE Mortgage Insurance Limited
GE Mortgage Solutions Limited
GE Mortgage Services Limited
Various Branches

- **GE Mortgage Services Ltd was incorporated on 10/13/03 under GEFA UK Holdings Ltd**
- **GE Mortgage Solutions Ltd was sold to GEFA UK Holdings Ltd on 1/1/04 at net book value and will become a sister company of GE Mortgage Insurance Ltd and GE Mortgage Services Ltd**

*** Creation of these branches is currently pending.**

16

BR Purchase of UK Mortgage Co.

17

Move Guernsey Mortgage Entity into GEFA International Holdings, Inc.

18

Sale of GE Capital Mortgage Insurance Company of Canada to New GEMIC Holdings Company

* Other Canadian legal entities own remaining 47%

New GEMIC Holdings Company will acquire the stock of GECMIC from GECMIC Holdings. As a result, GECMIC Holdings will be “out.”

19

Move Australian Mortgage Insurance Business into GEFA International Holdings, Inc. (Asset Transfer)

As a result of the Asset Transfer, entities on left Will not be contributed to Genworth

20

Annex C

21

1. Cash is loaned from GECC to GEI and contributed to GEFAHI/GEFA International Holdings, Inc.
2. Cash is loaned by GEFA International Holdings, Inc to GE Mortgage Insurance Finance Holdings Pty Ltd..
3a. Cash was contributed by GE Mortgage Insurance Finance Holdings Pty Ltd. to GE Mortgage Insurance Finance Pty Ltd..
GECC
GEI
GEFAHI
GEFA International Holdings, Inc
On the Closing Date:
1. GEFAHI contributes its interest in GEFA International Holdings, Inc and its subsidiaries to Genworth.
Equity
Debt
Funding Equity Into GE Mortgage Insurance Company Pty Ltd.
3b. Cash (in an amount needed to capitalize GE Mortgage Insurance Holdings Pty Ltd) was contributed by GEFA International Holdings, Inc to GE Mortgage Insurance Holdings Pty Ltd
GE Mortgage Insurance Finance Holdings Pty Ltd
GE Mortgage Insurance Finance Pty Ltd
GE Mortgage Insurance Holdings Pty Ltd
GE Mortgage Insurance Company Pty Ltd
5. Cash was contributed by GE Mortgage Insurance Holdings Pty Ltd to GE Mortgage Insurance Company Pty Ltd
4. Cash was loaned by GE Mortgage Insurance Finance Pty Ltd to GE Mortgage Insurance Holdings Pty Ltd
6. Cash purchase of Australian insurance assets from GEMI and GEMICO by GE Mortgage Insurance Company Pty Ltd

Transaction was completed 3/31/04

22

GEFI Creditor Legal Entity Moves	Funding pre Closing

23

GEFI Creditor Legal Entity Moves	GEFAHI Acquisitions Pre Closing

24

GEFI Creditor Legal Entity Moves	Genworth Acquisitions Post Closing

5. Asset Transfer:

Financial Assurance Company ("FACL") Assets are transferred to Financial New Life Company in "s.105" transaction. GEFA UK Holdings/GEFA International Holdings forgive the debt evidenced by GEIH Notes.

Note:
Possible alternative in which GEFA UK Holdings Acquires Stock Of FACL And Not Assets

GEFAHI
70%
30%
(External Investors)
Genworth Financial, Inc
GEFA International Holdings, Inc
"US" GEIH Note
waived
Note
UK Group Holding Company Ltd
CFI Administrators Limited (Ireland)
Financial Insurance Guernsey PCC Limited (Guernsey)
GEFA UK Finance Limited
Note
GEFA UK Holdings Ltd
"UK" GEIH Note waived
RD Plus S.A. (France)
Financial Ins. Group Services Ltd. (UK)
FIG Ireland Ltd. (Ireland)
Financial New Life Company Limited
CFI Pension Trustees Limited (UK)
WorldCover Direct Ltd. (UK)
Assocred S.A (France)
Consolidated Insurance Group Limited (UK)
GE Financial Insurance, Compania de Seguros Y Reaseguros S.A. (Spain)
GE Financial Assurance, Compania de Seguros Y Reaseguros de Vida S.A. (Spain)
Financial Ins. Company Limited (UK)

25

6. Final Steps:

Financial New Life Company Acquires Creditor Life Business of Vie Plus

GEFA UK Holdings Cascades Down Shares In RD Plus To Financial Ins. Company Ltd in Share for Share Exchanges. RD Plus Transfers Business to Financial Ins. Company In a Merger Transaction. Shares in RD Plus Cancelled

Note :
Transfer Of Businesses of Spanish Companies To UK Opcos To Follow 04/05

GEFAHI
30%
(External Investors)
70%
Genworth Financial, Inc
GEFA International Holdings, Inc
Note
UK Group Holding Company Ltd
CFI Administrators Limited (Ireland)
Financial Insurance Guernsey PCC Limited (Guernsey)
GEFA UK Finance Limited
Note
GEFA UK Holdings Ltd
Transfer of Vie Plus business to branch
Assocred S.A (France)
Financial Ins. Group Services Ltd. (UK)
FIG Ireland Ltd. (Ireland)
Financial New Life Company Limited
CFI Pension Trustees Limited (UK)
WorldCover Direct Ltd. (UK)
Consolidated Insurance Group Limited (UK)
GE Financial Insurance, Compania de Seguros Y Reaseguros S.A. (Spain)
GE Financial Assurance, Compania de Seguros Y Reaseguros de Vida S.A. (Spain)
Financial Ins. Company Limited (UK)
Transfer of business to branch
RD Plus S.A. (France)

26

Annex D

27

Genworth Organizational Chart at Closing

List A

Special Purpose Vehicles

•                  GEFA Special Purpose Two, LLC7(3) (DE) 31-1690510 (8

•                  GEFA Special Purpose Six, LLC(4) (DE) 42-1530159

•                  GEFA Special Purpose Five, LLC(5) (DE) 54-2051732

•                  GEFA Special Purpose One, LLC (DE) 54-1962100

•                  GEFA Special Purpose Three, LLC (DE) 54-2008176

•                  GEFA Special Purpose Four, LLC (DE) 54-2033401

List B

• Non-Controlling Ownership

• Forth Financial Resources of Texas, Inc. (TX) 74-2394186

• Forth Financial Resources of Oklahoma Agency, Inc. (OK) 74-2478420

List C

•                  Centurion Capital Group Inc. (AZ) 86-0898056

•                  GE Private Asset Management, Inc. (CA) 95-3551439

•                  GE Financial Trust Company (AZ) 86-0770473

•                  Centurion Financial Advisors Inc. (DE) 33-0877514

•                  Centurion-Hesse Investment Management Corp. (DE) 33-0889823

•                  Centurion-Hinds Investment Management Corp. (DE) 33-0886256

List D

•                  IFN Insurance Agency, Inc.

•                  FFRL of New Mexico, Inc. (NM) 85-0442857

•                  Forth Financial Resources of Alabama, Inc. (AL) 58-1659603

•                  Forth Financial Resources of Hawaii, Inc. (HI) 36-3916991

•                  Forth Financial Resources Insurance Agency of Massachusetts, Inc. (MA) 36-3825210

Reflects capitalized companies only.  Does not include limited partnerships or investment companies whose shares are owned by individual investors or insurance companies.

(1) Companies outside the Genworth Group which are included to delineate upstream ownership or other pertinent relationships.

(2) Remainder owned by 3rd parties.

(3) See List A - 37.58% owned by GECA; 37.95% owned by GELACC 24.47% owned by FCL

(4) See List A - 56.58% owned by GECA; 24.28% owned by FCL; 19.14% owned by GELAAC

(5) See List A - 93.87% owned by GECA; 6.13% owned by GELAAC

28

GEFAHI Subsidiaries Organizational Chart at Closing

List A

GEFA Real Estate Holding LLC (DE) - subsidiaries include:

Forrer FA LLC (DE) 04-3713086

Franklin FA LLC (DE) 11-3653525

Glendale FA LLC (DE) 11-3653530

Park Center FA LLC (DE) 13-4219233

Pewaukee FA LLC (DE) 11-3653527

Riverside Distribution Center LLC (DE) 31-1784312

Eastgate Distribution Center LLC (DE) 31-1780670

Reflects capitalized companies only.  Does not include limited partnerships or investment companies whose shares are owned by individual investors or insurance companies.

Footnotes 1 and 2 do not exist

(3)     Remainder owned by third parties

(4)     Majority owned by GECC, and remainder owned by other GE affiliated entities

(5)     One (1) ordinary share held by GE Capital International Holdings Corp as nominee

(6)     GECC’s direct investment in General Hipotecaria (Mexico) is 56.2%, and the remaining ownership is held by GE Capital de Mexico, S. de R.L. de C.V. which is owned by GECC (89.03%), GE Mexico S.A. de C.V. (10.96%), and General Electric Credit Corporation of Tennessee (0.01%).

(7)     GECMIC Holdings Inc. is owned by: General Electric Capital Canada Inc. (53%), GE Railcar Services, Inc. (20%), 2762617 Canada Inc. (9%) and General Electric Canada Equipment Finance GP (18%).

(8)     Jointly owned by GECC (20%) and GE Capital International Financing Corporation (80%), the latter of which is a wholly owned subsidiary of GE Capital Global Financial Holdings, Inc., owned by GECC (63.43%) and various other GE affiliated entities

29

Schedule 2.1(b)

Delayed Transfer Assets

1.               If the required Consents and Governmental Approvals to transfer the assets of the following entities to Genworth or one of its subsidiaries have not been obtained by December 28, 2004 then all of the issued and outstanding capital stock of such entities will be transferred to Genworth on or prior to December 31, 2004:

•                  Financial Assurance Company Limited (which includes its ownership of Financial Insurance Company Limited, Consolidated Insurance Group Limited, GE Financial Assurance, Compania de Seguros y Reaseguros de Vida S.A and GE Financial Insurance, Compania de Seguros y Reaseguros S.A.)

2.               Any and all Assets and Liabilities of FACL that are for any reason not transferred to or assumed by a member of the Genworth Group under the UK Transfer Plan (including Retained Insurances and Residual Liabilities) shall, effective as of the effective date of the UK Transfer Plan, automatically be deemed for all purposes to be Genworth Assets and Genworth Liabilities, respectively.

3.               Any and all Assets and Liabilities of Vie Plus that arise under or otherwise relate to the payment protection business of Vie Plus that are for any reason not transferred to or assumed by a member of the Genworth Group under the French Transfer Plan or the French Transfer Agreement shall, effective as of the effective date of the French Transfer Plan, automatically be deemed for all purposes to be Genworth Assets and Genworth Liabilities, respectively.

4.               All of Financial Assurance Company Limited’s rights to use the name “Financial Assurance Company Limited” or any derivative thereof shall, effective as of the date the UK Transfer Plan is approved in all relevant jurisdictions but subject always to the provisions of the European Transition Services Agreement, be transferred to Genworth’s subsidiary, Financial New Life Company Limited.

1

Schedule 2.2(a)(i)

Genworth Assets

•                  all Assets of GEFAHI other than those listed on Schedule 2.2(b)(i) as Excluded Assets

•                  all Assets of Financial Assurance Company Limited, including those within the definitions of Residual Assets, Residual Liabilities, Retained Insurances, Transferred Assets, Transferring Liabilities, Transferring Contracts, Transferring Insurances, Reinsurance Contracts (as such terms are defined in the UK Transfer Plan) (such Assets include the FACL Bonds;  the Active FACL Bonds may be transferred later pursuant to this Agreement at which time they would become Excluded Assets)

•                  all Assets of Vie Plus S.A. to the extent relating to its payment protection business, including the marketing, sale, and administration thereof

•                  the intellectual property listed on Exhibit 1 to Schedule 2.2(a)(i) hereto.

1

Exhibit 1 to Schedule 2.2(a)(i)

MASTER AGREEMENT IP SCHEDULES

I.              TRADEMARKS:

The following trademarks and service marks, together with the goodwill of the business associated therewith, and all common law rights, registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions, and all reissues, extensions and renewals of any of the foregoing:

GE FINANCIAL ASSURANCE HOLDINGS, INC.

TRADEMARK	COUNTRY/ STATE	REG. NO.	REG. DATE	APP. NO.	APP. DATE	STATUS	NOTES
QUICK APP	U.S.			76-347,564	12/12/2001	PENDING

PROTECTION 1 ONE AND DESIGN	U.S.			76-286,633	12/17/2001	ABANDONED

GENIUS	U.S.	2,652,604	11/19/2002	76-248,870	05/01/2001	REGISTERED

BIG CASE AND DESIGN	U.S.	2,512,617	11/17/2001	76-223,585	03/13/2001	REGISTERED

BEYOND MONEY	U.S.			76-190,041	01/05/2001	PENDING	ITU Application

RETIREMENT INCOME ROADMAP	U.S.			76-160,353	11/3/2000	ABANDONED

TOTAL ACCESS	U.S.			76-095,646	07/25/2000	PENDING

FUND COMPANY SERVICES	U.S.			76-008,644	03/24/2000	ABANDONED

AFFLUENT MARKET SERVICES GROUP	U.S.	2,447,241	04/24/2001	76-008,643	03/24/2000	REGISTERED

SAVVY	U.S.			75-937,210	03/07/2000	ABANDONED

2

TRADEMARK	COUNTRY/ STATE	REG. NO.	REG. DATE	APP. NO.	APP. DATE	STATUS	NOTES
INVESTOR

CENTER FOR FINANCIAL LEARNING.COM AND DESIGN	U.S.			75-916,446	02/10/2000	ABANDONED

REPFINDER	U.S.			75-878,548	12/22/1999	ABANDONED

LIVING SECURITY	U.S.			75-866,505	12/07/1999	ABANDONED

SIMPLE SECURITY	U.S.	2,643,414	10/29/2002	75-783,577	08/24/1999	REGISTERED

THE GIFT TO REMEMBER	U.S.	2,316,514	02/08/2000	75-627,099	01/25/1999	REGISTERED

CUSTOM CHOICE	U.S.	2,622,601	09/24/2002	75-598,255	12/02/1998	REGISTERED

YOUR LIFETIME FINANCIAL PARTNER	U.S.	2,328,218	03/14/2000	75-529,708	07/31/1998	REGISTERED

CUSTOM CHOICE	U.S.	2,138,213	02/24/1998	75-085,610	04/09/1996	REGISTERED	Assigned from First Colony Life Insurance 11/03/1998

LIVING SECURITY	U.S.	689,253	12/01/1959	72-070,128	03/23/1959	CANCELLED	Unclear if owned by Zurich American Insurance Co.- missing link in chain of title

3

II.            DOMAIN NAMES:

Domain Name
AccountHolder.com
AddedOptions.com
Administradora-Habitat.com.mx
AdvancedAgeAlternative.com
AgentAccess.com
AmericanMayFlower.com
APP-Ease.com
arbejdsloeshed.dk
arbejdsloshed.com
arbejdsloshed.dk
arbejdsløshedsforsikring.dk
argusmax.fr
betalingsbeskyttelse.com
betalingsforsikring.com
BGAInfo.com
bjg-ccm.com
BrokerageInfo.com
Buy-A-GIC.com
BuyGICS.com
Buy-GICS.com
CCentertain.com
CCMGI.com

4

Domain Name
CenterForFinancialLearning.com
Center-For-Learning.com
Centrust.com
Centurioncm.com
Certilink.biz
CertiLink.com
CertiLink.net
CertiLink.org
CertiLink2.com
cfi.co.uk
ChampionshipLife.com
ChampionshipLifeInsurancePlan.com
CheckSixProductions.com
CheckSixProductions.net
claim-center.co.uk
claim-centre.co.uk
claimfortravel.co.uk
ClaimForTravel.com
Click-For-A-GIC.com
ComboOnce.com
ContingentLife.com
Coordinated-Care.com
debtprotect.co.uk
DebtProtect.com

5

Domain Name
DistributorAccess.com
DL10.com
DL20.com
DynamicLearningPlan.com
DynamicLearningPlan.net
eguidance.co.uk
EPPIStaging.com
eWorksite.com
facl.co.uk
facl.de
FACL.dk
facl.it
facl.nl
facl-invest.co.uk
FederalColumn.com
FGIACustomerService.com
FGIACustomerService.net
FGIAInqueries.com
FGIAInquiries.com
FGIAQuestions.com
ficl.de
FICL.dk
ficl.it
ficl.nl

6

Domain Name
figsl.co.uk
FIGSL.com
FinancialAssurance.com
FinancialEarning.com
FinancialEarning.net
FinancialEarning.org
FinancialLearning.biz
FinancialLearning.com
Financial-Learning.com
FinancialLearning.info
FinancialLearning.net
Financial-Learning.net
FinancialLearning.org
Financial-Learning.org
FinancialLearningCenter.com
Financialphobia.com
Financial-Phobia.com
FinancialPhobias.com
FinancialPhobic.com
Financialphobics.com
financialwisdom.co.uk
FirstColonyLife.com
Firstrak.com
FundMinder.com

7

Domain Name
generalhipotecaria.com
generalhipotecaria.com.mx
GPX-One.com
GuaranteedAssetProtection.com
GuaranteedOne.com
GuardingYourFuture.com
HarvestLife.com
HarvestProtector.com
HarvestUniversalProtector.com
HarvestWealthGuard.com
HesseFinancial.com
Hindsfg.com
HomeBuyerPrivileges.com
HomeBuyerPrivileges.info
HomeBuyerPrivileges.net
HomeBuyerPrivileges.org
HomeNow.com
HomeNow.info
HomeNow.org
HomePartnership.biz
HomePartnership.com
HomePartnership.net
HomePartnership.org
HomeVendorGuide.com

8

Domain Name
HouseSaleHelper.com
HouseVendor.com
IdealTerm.com
JobCare.info
JointLifeProtector.com
laaneforsikring.com
laaneforsikring.dk
laneforsikring.com
LendingPartnerLocator.com
LendingPartnerLocator.info
LendingPartnerLocator.net
LendingPartnerLocator.org
LifeAccidentSicknessUnemployment.com
loanprotect.co.uk
loanprotector.co.uk
LTCDigitalOffice.biz
LTCDigitalOffice.com
LTCDigitalOffice.info
LTCDigitalOffice.net
LTCDigitalOffice.org
managingmymoney.co.uk
MIConnect.com
Midinero.com
Mortgage-OmniScore.com

9

Domain Name
Mortgage-Score.com
my-claim-online.co.uk
My-Claim-Online.com
mycover.co.uk
MyCover.com
my-online-claim.co.uk
My-Online-Claim.com
MyRetirementIncomeRoadmap.com
MySelectSite.com
mytravelclaim.co.uk
MyTravelClaim.com
my-travel-claim.co.uk
My-Travel-Claim.com
NetOriginate.biz
NetOriginate.com
NetOriginate.net
NetOriginate.org
oekonomisikring.com
oekonomisikring.dk
økonomiforsikring.dk
okonomisikring.com
økonomisikring.com
okonomisikring.dk
økonomisikring.dk

10

Domain Name
Online-Claim.com
online-claim.co.uk
OwnersPack.com
PaymentProtection.org
paymentprotectioninsurance.co.uk
PaymentProtectionInsurance.com
personalloanprotection.co.uk
PersonalLoanProtection.com
PeterGreenberg.com
PeterGreenburg.com
PlusQueLargus.com
plusquelargus.tm.fr
ProductivityPrivileges.com
redundancycover.co.uk
RedundancyCover.com
protectyourpet.co.uk
rdplus.fr
RetirementIncomeRoadmap.com
SCACredit.com
SCACredit.net
sortme.co.uk
SortMe.com
SusesChoice.com
SusesChoice.net

11

Domain Name
SusiesChoice.com
SusiesChoice.net
SuzeChoice.com
SuzeChoice.info
SuzeChoice.net
SuzesChoice.com
SuzesChoice.net
SuzieChoice.com
SuzieChoice.net
SuzysChoice.com
SuzysChoice.net
TerraFinancial.com
travelcenter-claims.co.uk
travelcentre-claims.co.uk
TravelCentre-Claims.com
travel-claim.co.uk
Travel-Claim.com
TravelDetective.org
TravelDetectives.com
uktravelclaim.co.uk
UKTravelClaim.com
VendersPack.com
worldcover.co.uk
WorldCover.com

12

Domain Name
worldcoverdirect.co.uk
WorldCoverDirect.com
WorldCoverOnline.com
worldcoveronline.co.uk

13

III.           SOFTWARE, TOOLKITS AND OTHER MATERIALS

A.            All (i) copyrights, mask work rights, database rights and design rights, whether or not registered, published or unpublished, and registrations and applications for registration thereof, and all rights therein whether provided by international treaties or conventions or otherwise and (ii) trade secrets associated with the following:

1.	MyGoals: Genworth Group’s MyGoals H/R Software

2.	Privacy/Opt-Out: Genworth Group’s Consumer Privacy Management Software

3.	Complaint Log System (CLS): Genworth Group’s Complaint Log System Software

4.	Death Claims System: Genworth Group’s Death Claims Cross-Checking Software

5.	EWD: Genworth Group’s Enterprise-Wide Disbursement Software

6.	SMART: Genworth Group’s Sales Management and Report Tracking System Software

7.	e-Learning: Genworth Group’s developed e-Learning courseware Software

8.	Change Control System Software (Europe): Genworth Group’s web-based Change Control System Software

9.	Compliance Management System (CMS): Genworth Group’s Compliance Management System Software

10.	Genworth Strategic Toolkits, including: P.I.E. HomeRun e-QuTOPS PMO Toolkit, including Project Place Software

14

11.

Training:

“GEFA-U” Course Materials including but not limited to •    Foundations of Leadership •    Interview & Selections

Business Leadership Impact Symposium

Lean Transactions

12.

Human Resources:

Genworth Group’s Program Materials, including • LDP (Leadership Development Program) • ALDP (Actuarial Leadership Development Program)

13.

Risk:

Genworth Group’s Risk Management Toolkit

14.

Information Technology:

Genworth Group’s DMADOV Methodology

15.

Legal/Compliance:

Outsourcing Toolkit including the Migration Toolkit

16.

Operations:

Genworth Group’s Crisis Management Toolkit

17.

GE Center for Financial Learning Materials, including the “Managing Your Credit” Module

B.            All copyrights (whether or not registered, published or unpublished, and registrations and applications for registration thereof, and all rights therein whether provided by international treaties or conventions or otherwise) in works of authorship, content, text and materials in electronic and paper formats (including copyrights in Web pages or portions thereof, online content, and product and service descriptions and brochures) in existence on the Closing Date owned by (i) GEFAHI, (ii) Financial Assurance Company Limited, and (iii) Vie Plus S.A. to the extent relating to its payment protection business (including the marketing, sale, and administration thereof), other than such copyrights listed on Schedule 2.2(b)(i) as Excluded Assets.

15

IV.           PATENTS

GE Docket Number	H&W File No.
85FA-00100	52493.000118 and 52493.000153
85FA-00101	52493.000032

85FA-00103	52493.000126
85FA-00104	52493.000036
85FA-00105	52493.000037
85FA-00106	52493.000040 and 52493.000170
85FA-00107	52493.000041 and 52493.000169
85FA-00108	52493.000065
85FA-00109	52493.000058 and 52493.000175
85FA-00110	52493.000046 and 52493.000191

16

GE Docket Number	H&W File No.
85FA-00111	52493.000056
85FA-00112	52493.000183
85FA-00113	52493.000060
85FA-00114	52493.000063 and 52493.000188
85FA-00115	52493.000061
85FA-00116	52493.000059 and 52493.000220
85FA-00117	52493.000057
85FA-00118	52493.000130
85FA-00119	52493.000062
85FA-00120	52493.000068
85FA-00121	52493.000054 and 52493.000244
85FA-00123	52493.000045
85FA-00124	52493.000048 and 52493.000217
85FA-00125	52493.000047
85FA-00126	52493.000053
85FA-00127	52493.000050
85FA-00128	52493.000067
85FA-00129	52493.000066
85FA-00130	52493.000075 and 52493.000116

17

GE Docket Number	H&W File No.
85FA-00132	File # available

85FA-00134	52493.000124 and 52493.000235
85FA-00135	52493.000070
85FA-00136	52493.000072
85FA-00137	52493.000073 and 52493.000189
85FA-00138	52493.000076 and 52493.000197
85FA-00139	52493.000080
85FA-00140	52493.000084

85FA-00145	52493.000085 and 52493.000201
85FA-00146	52493.000086
85FA-00147	52493.000087 and 52493.000186
85FA-00148	52493.000091 and 52493.000222
85FA-00149	52493.000090 and 52493.000225

18

GE Docket Number	H&W File No.
85FA-00150	52493.000089
85FA-00151	52493.000093 and 52493.000212
85FA-00152	52493.000095
85FA-00153	52493.000096
85FA-00154	52493.000221
85FA-00155	52493.000099 and 52493.000266
85FA-00156	52493.000101 and 52493.000196
85FA-00157	52493.000114 and 52493.000193 and 52493.000102
85FA-00158	52493.000100
85FA-00159	52493.000103
85FA-00160	52493.000104 and 52493.000215
85FA-00161	File # available
85FA-00162	52493.000105
85FA-00163	52493.000107 and 52493.000275

19

GE Docket Number	H&W File No.
85FA-00164	52493.000108
85FA-00165	52493.000109
85FA-00166	52493.000110
85FA-00167	52493.000111
85FA-00168	52493.000112 and 52493.000246
85FA-00169	File # available
85FA-00170	52493.000121 and 52493.000202
85FA-00171	52493.000123 and 52493.000338
85FA-00172	52493.000119
85FA-00173	52493.000129 and 52493.000243
85FA-00174	52493.00128
85FA-00175	52493.000127 and 52493.000257
85FA-00176	52493.000125
85FA-00177	52493.000139 and 52493.000224
85FA-00178	52493.000145
85FA-00179	52493.000135
85FA-00180	52493.000131

20

GE Docket Number	H&W File No.
85FA-00181	52493.000134
85FA-00182	52493.000136 and 52493.000242
85FA-00183	52493.000143
85FA-00184	52493.000138
85FA-00185	52493.000141
85FA-00186	52493.000142
85FA-00187	52493.000163 and 52493.000321
85FA-00188	File # available
85FA-00189	52493.000133 and 52493.000270
85FA-00190	52493.000152 and 52493.000256
85FA-00191	52493.000151 and 52493.000274
85FA-00192	52493.000155 and 52493.000255
85FA-00193	52493.000156 and 52493.000278 and 52493.000337

21

GE Docket Number	H&W File No.
85FA-00194	52493.000157 and 52493.000273
85FA-00195	52493.000164
85FA-00196	52493.000165 and 52493.000247
85FA-00197	52493.000166 and 52493.000265
85FA-00198	52493.000162
85FA-00199	52493.000233
85FA-00200	52493.000229
85FA-00201	52493.000185
85FA-00202	52493.000234
85FA-00203	52493.000237
85FA-00204	52493.000238
85FA-00205	52493.000239
85FA-00206	52493.000161
85FA-00207	52493.000168 and 52493.000282
85FA-00208	52493.000171 and 52493.000286
85FA-00209	52493.000264 and 52493.000172 and 52493.000304 and 52493.000343

22

GE Docket Number	H&W File No.
85FA-00210	File # available
85FA-00211	File # available
85FA-00212	52493.000176 and 52493.000299
85FA-00213	52493.000179
85FA-00214	52493.000187
85FA-00215	52493.000199
85FA-00216	52493.000208
85FA-00217	52493.000205
85FA-00218	52493.000204
85FA-00219	52493.000231
85FA-00220	52493.000230
85FA-00221	52493.000261
85FA-00222	52493.000251 and 52493.000328
85FA-00223	52493.000252
85FA-00224	52493.000253
85FA-00225	52493.000260
85FA-00226	52493.000262
85FA-00227	52493.000277
85FA-00228	52493.000281
85FA-00229	52493.000302
85FA-00230	52493.000301
85FA-00231	52493.000297
85FA-00232	52493.000296

23

GE Docket Number	H&W File No.
85FA-00233	52493.000295
85FA-00234	52493.000303
85FA-00235	52493.000298
85FA-00236	52493.000300
85FA-00237	File # available
85FA-00238	52493.000328

85FA-00241	52493.000203 and 52493.000339

85FA-00243	File # available
85FA-00244 (US 85FA-00106)	52493.000170 (US .000040)
85FA-00245	52493.000308
85FA-00246	52493.000309
85FA-00247	52493.000311
85FA-00248	52493.000312
85FA-00249	52493.000160
85FA-00250 129271 RD 30958	52493.000310
85FA-00250	52493.000313

85FA-00252	52493.000258
85FA-00253	52493.000346
85FA-00254	52493.000344
Assigned to Genworth	52493.000349

24

Schedule 2.2(a)(ii)(B)

Capital Stock of GE Subsidiaries

American Agriculturist Services, Inc.

American Mayflower Life Insurance Company of New York

Assigned Settlement, Inc.

Assocred S.A.(1)

Brookfield Life Assurance Company Limited

California Benefits Dental Plan

Capital Brokerage Corporation

Centurion Capital Group Inc.

Centurion Financial Advisers Inc.

Centurion-Hesse Investment Management Corp.

Centurion-Hinds Investment Management Corp.

CFI Administrators Limited(2)

CFI Pension Trustees Limited (2)

Consolidated Insurance Group Limited (3)

Dental Holdings, Inc.

Ennington Properties Limited (2)

Federal Home Life Insurance Company

Fee For Service, Inc.

FFRL of New Mexico, Inc.

FFRL Re Corp.

FIG Ireland Limited (2)

Financial Insurance Company Limited (3)

Financial Insurance Group Services Limited (2)

Financial Insurance Guernsey PCC Limited (4)

Financial New Life Company Limited (5)

First Colony Life Insurance Company

Forth Financial Resources Insurance Agency of Massachusetts, Inc.

Forth Financial Resources of Alabama, Inc.

Forth Financial Resources (Hawaii), Ltd.

Forth Financial Resources of Oklahoma Agency, Inc.(6)

Forth Financial Resources of Texas, Inc.(7)

GE Capital Life Assurance Company of New York

GE Capital Mortgage Insurance Company (Canada) (8)

GE Center for Financial Learning, L.L.C.

GE Financial Assurance Mortgage Funding Corporation

(1)                               transferred to GEFAHI or one of its subsidiaries on May 18, 2004

(2)                               transferred to GEFAHI or one of its subsidiaries on May 20, 2004

(3)                               to be transferred to GEFAHI or one of its subsidiaries under the UK Transfer Plan or FACL Fallback Stock Transfer Agreement

(4)                               transferred to GEFAHI or one of its subsidiaries on May 19, 2004

(5)                               transferred to GEFAHI or one of its subsidiaries on March 25, 2004

(6)                               Stock of these corporations is owned by individuals affiliated with the Genworth Group.

(7)                               Stock of these corporations is owned by individuals affiliated with the Genworth Group.

(8)                               transferred to GEFAHI or one of its subsidiaries on [May   ], 2004

1

GE Financial Assurance, Compania de Seguros y Reaseguros de Vida S.A. (3)

GE Financial Insurance, Compania de Seguros y Reaseguros S.A. (3)

GE Financial Trust Company

GE Group Administrators, Inc.

GE Group Life Assurance Company

GE Group Retirement, Inc.

GE Life and Annuity Assurance Company

GEMIC Holdings Company

GE Mortgage Contract Services, Inc.

GE Mortgage Holdings, LLC

GE Mortgage Insurance (Guernsey) Limited (9)

GE Mortgage Insurance Co. Pty. Ltd.

GE Mortgage Insurance Finance Holdings Pty Ltd.

GE Mortgage Insurance Finance Pty Ltd.

GE Mortgage Insurance Holdings Pty Ltd.

GE Mortgage Insurance Limited(9)

GE Mortgage Reinsurance Corporation of North Carolina

GE Mortgage Services Limited

GE Mortgage Solutions Limited

GE Private Asset Management, Inc.

GE Residential Mortgage Insurance Corporation of North Carolina

GE Seguros del Centro, S.A. de C.V.

GEFA International Holdings, Inc.

GEFA Special Purpose Five, LLC

GEFA Special Purpose Four, LLC

GEFA Special Purpose One, LLC

GEFA Special Purpose Six, LLC

GEFA Special Purpose Three, LLC

GEFA Special Purpose Two, LLC

GEFA UK Finance Limited

GEFA UK Holdings Limited

General Electric Capital Assurance Company

General Electric Home Equity Insurance Corporation of North Carolina

General Electric Mortgage Insurance Corporation

General Electric Mortgage Insurance Corporation of North Carolina

Genworth Financial Asset Management, LLC

GFCM LLC

GNA Corporation

GNA Distributors, Inc.

HGI Annuity Service Corporation

Hochman & Baker, Inc.

Hochman & Baker Insurance Services, Inc.

Hochman & Baker Investment Advisory Services, Inc.

Hochman & Baker Securities, Inc.

IFN Insurance Agency, Inc.

Jamestown Life Insurance Company

LTC, Incorporated

(9)          transferred to GEFAHI or one of its subsidiaries on April 1, 2004

2

Mayflower Assignment Corporation

Newco Properties, Inc.

Private Residential Mortgage Insurance Corporation

Professional Insurance Company

RD Plus S.A.(1)

River Lake Insurance Company

Security Funding Corporation

Sponsored Captive Re, Inc.

Terra Financial Planning Group, Ltd.

Terra Securities Corporation

The Terra Financial Companies, Ltd.

UK Group Holding Company Limited

United Pacific Structured Settlement Company

Verex Assurance, Inc.

Viking Insurance Company, Ltd.(10)

WorldCover Direct Limited (11)

(10)         transferred to GEFAHI on

(11)         transferred to GEFAHI or one of its subsidiaries on May 20, 2004

3

Schedule 2.2(a)(ii)(C)

Capital Stock GE Affiliates

•                                          5,125 shares of Federal Home Life Insurance Company Common Stock

•                                          800 shares of GE Life and Annuity Assurance Company’s Common Stock

1

Schedule 2.2(b)(i)

Excluded Assets

1.               Any cash and cash equivalents held by GEFAHI at the Closing.

2.               All Assets of Vie Plus S.A. to the extent not relating to its payment protection business, including, but not limited to the OPUS Life System.

3.               All Assets of Financial Insurance Group Services Limited (“FIGSL”) which demonstrably and solely relate to a business or the support of a business of a member of the GEIH Group (as defined in the European Transition Services Agreement but excluding any European Creditor Business Entity ) (the “GEIH Business”) except for those Assets which relate to the GEIH Business solely by virtue of FIGSL’s obligations pursuant to the support of the GEIH Business pursuant to the European Transition Services Agreement.

4.               Any financial reserves related to any interests in real properties being retained by, or transferred to, a member of the GE Group.

5.               Any financial reserves established in connection with any contractual Liabilities being retained by, or transferred to, a member of the GE Group.

6.               All capital stock of Centerprise Advisors, Inc., including all Series A Redeemable Preferred Stock, all Stapled Voting Preferred Stock and all Series A Warrants to purchase common stock.

7.               All capital stock in the following companies:

•                  AEC Signature Industries Limited

•                  Champion General Agency, Inc.

•                  Credit Card Sentinel, Inc.

•                  GE Capital Insurance Agency, Inc. and its Subsidiaries

•                  GE Dental & Vision

•                  GE Administraco de Garantias e Participacoes Ltda.

•                  GE Administraco de Garantias do Brasil Ltda.

•                  GE Asset Management Co., Ltd.

•                  GE Investment Distributors, Inc.

•                  GE Motor Club of California, Inc.

•                  GE Motor Club, Inc.

•                  GE Retirement Services, Inc.

•                  GEFA Subsidiary I, Inc.

•                  Genworth Financial, Inc.

•                  Heritage Casualty Insurance Company

•                  National Dental Service, Inc.

1

•                  Ocoma Industries, Inc.

•                  SCI Laborde

•                  Scrip Plus

•                  Signature Agency, Inc.

•                  Signature Financial/Marketing, Inc.

•                  Signature’s Nationwide Auto Club of California, Inc.

•                  Signature’s Nationwide Auto Club, Inc.

•                  Union Fidelity Life Insurance Company

•                  Trooper Communications Corporation and Trooper Investment, Inc. including the partnership interest of Colonial Valley Data, Inc.

8.               All members’ interests in GEFA Real Estate Holdings, LLC (together with subsidiaries: Forrer FA LLC, Franklin FA LLC, Glendale FA LLC, Park Center FA LLC, PewaukeeFA LLC, Riverside Distribution LLC and Eastgate Distribution Center LLC)

9.               Any asset of GEFAHI related solely to the business of the GE Asset Management Marketing & Client Service business segment, including, without limitation, furniture, equipment, computer hardware, prepaid NASD fees and any other prepaid expenses, intercompany receivables and capitalized 401(k) client implementation costs.

10.         All interests in Apollo Real Estate Investment Fund IV, G3 Strategic Investments Fund and Drawbridge Special Opportunities Fund

11.         The software fixed asset balances including but not limited to those identified on GEFAHI’s stand-alone balance sheet as of March 31, 2004 that relate solely to the business of the GE Asset Management Marketing & Client Service business segment (fka and aka Asset Management Services or AMS), including but not limited to the following software systems and/or websites, STARS, STACI, CRM, Client Reporting and geassetmanagement.com and related websites.  Generally such software fixed asset balances are included in the following GEFAHI general ledger accounts for site 10:  171951, 171952, 171953, 171954, 172951, 172952, 172953, 172954.

12.         Any assets in respect of the reserves and other financial statement entries or adjustments described in paragraph 2 on Schedule 2.3(b)(iv) in connection with the transactions contemplated by that certain Stock Purchase Agreement among Brookfield Life Assurance Company, Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GEFAHI and American International Reinsurance Company, Ltd. dated as of June 26, 2003, as amended as of August 29, 2003

13.         Proceeds from the liquidation of GE Edison Systems.

14.         The intellectual property listed on Exhibit 1 to Schedule 2.2(b)(i) hereto.

15.         The tax benefits recognized by GEFAHI as a result of the Separation and the 338(h)(10) elections.

2

16.         The following Assets of GEFAHI or GNA to be retained by GEFAHI or other members of the GE Group (the general ledger account numbers following the description of the Assets are the account numbers in which the Assets were reflected as of March 31, 2004 and are included herein for illustrative purposes only):

•                  Intercompany receivables from members of the GE Group, including the following receivables from members of the GE Group: [182122 (Due from Heritage Insurance Group, Inc.), 182124 (Due from Westwood Warranty Corp.), 182214 (Due from Heritage Insurance Company), 182215 (Due from UFLIC), 182218 (Due from Heritage Indemnity), 182220 (Due from Heritage Casualty Insurance Company), 182222 (Due from WWIC), 182416(Due from GEID), 182435 (Due from Ocoma Industries.), 182442 (Due from GE Motor Club, Inc.), 182443 (Due from GE Dental & Vision), 182444 (Due from National Dental Services), 182456 (Due from Signature Nationwide Auto) 182457 (Due from Signature Agency, Inc.), 182621 (Due from Business Share), 182625 (Due from GE Capital Administrative Services), 182626 (Due from GE Capital Warranty Corp.), 182627 (Due from Heritage Mechanical Breakdown), 182628 (Due from GE Capital Management Corp.), 182629 (Due from GE4C, Inc.), 182431( Due from Monogram General Agency of FL), 182224 (Due from Westwood Life Insurance Co.), 182434 (Due from Signature Financial/Marketing), 182449 (Due from Credit Card Sentinel), 182163 (Due from Cap Corp COTUSD), 182166 (Due from GEFAHI COTUSD), 182105 (Due from GELCO)

•                  Series A Preferred stock of GE Asset Management Incorporated  [111151]

•                  Partnership Interest of Putnam Lovell Equity Partners LP [140751, 140752, 140753]

•                  Shares (and any proceeds from the disposition thereof prior to the Closing Date) in any of the GE mutual funds, including shares of GE Funds Premier Value Equity Fund (Classes A, B, C and Y) [111251, 111252, 111254, 111256, 111280, 111281, 111282, 111283, 111276] held by GEFAHI.

•                  Lexington Precision Fixed Income Securities [110351, 110352, 110355, 110383].

•                  Mikron Holdings AG Fixed Income Securities [110451]

•                  Mikron Holdings AG Equity securities [111000, 111051, 111052, 111054, 111056, 111080, 111081, 111083, 111076].

•                  Preferred Stock Investments in Hawaiian Electric and Maui Electric Co. [111100, 111151, 111180, 111181, 111183]

3

Exhibit 1 to Schedule 2.2(b)(i)

EXCLUDED INTELLECTUAL PROPERTY ASSETS

I.              All trademarks, service marks, trade names, service names, taglines, slogans, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, identifying symbols, logos, emblems, signs or insignia, meta tags, Website search terms and key words containing “GE” or “General Electric” or “GEFA” either alone or in combination with other letters, symbols, words or phrases, including without limitation:

(i)            The following domain name registered to GE SEGUROS: GESEGUROS.COM;

(ii)           The following domain names registered to GE CAPITAL MORTGAGE INSURANCE CO. (CANADA): GEMORTGAGEINSURANCE.COM, GEMORTGAGE.COM, GE-MI.COM; and

(iii)

ge-advisors.co.uk
geca-emprunteur.fr
geca.fr
gecapital-assurances.fr
gecapitalassurances.tm.fr
gecas.co.uk
ge-direct.co.uk
geequityrelease.co.uk
gefa.co.uk
gefacl.co.uk
ge-facl.co.uk
gefi.ch
gefi.co.uk
gefi.es
gefi.ie
gefi.nl
gefi.no
gefi.pt
gefideutschland.de
gefi-deutschland.de

4

gefieurope.co.uk
gefi-ireland.ie
gefiitalia.it
gefinancialassurance.co.uk
gefinancialeurope.co.uk
gefinancialinsurance.ch
gefinancialinsurance.co.uk
gefinancialinsurance.de
gefinancialinsurance.nl
gefinederland.nl
ge-i.co.uk
geifa.co.uk
ge-ifa.co.uk
geih.co.uk
ge-ih.co.uk
geinsurance.co.uk
geinsuranceholdings.co.uk
geinsuranceservices.co.uk
ge-is.co.uk
gelife.co.uk
ge-life.co.uk
gelifeinvestment.co.uk
generalelectricinsurance holdings.co.uk
gepensions.co.uk
ge-travel-insurance.co.uk
ge-travelinsurance-services.co.uk
gevakuutus.fi

II.            For the avoidance of doubt, the foregoing shall not preclude Genworth and its Affiliates from using, owning and/or registering trademarks, service marks, trade names, service names, taglines, slogans, industrial designs, brand names, brand marks, trade dress rights, Internet domain names, identifying symbols, logos, emblems, signs or insignia, meta tags, Website search terms and key words from which “GE”, “General Electric” and “GEFA” have been removed and/or replaced with “Genworth” or words other than “GE”, “General Electric” or “GEFA”, provided that Genworth and its affiliates do not highlight, isolate, or emphasize the letters “GE” alone in the “Genworth” name or mark or derivatives thereof.

5

Schedule 2.2(b)(ii)

Excluded Contracts

1.                                       Those contracts and arrangements listed in Schedule 1.1(b) that are not being assigned to Genworth.

2.                                       All contracts of Vie Plus S.A. to the extent not relating to its payment protection business, including the marketing, sale, and administration thereof.

3.                                       All real property agreements that relate to the GEIH Business including but not limited to:

•                                          Lease of Vantage West, Great West Road Brentford dated 1 May 1995 between (1) Wimgrove Property Trading Limited (2) Financial Insurance Group Services Limited (3) Diplema 155 Limited and ancillary documents.

•                                          Lease of Oliver House, 19/23 Windmill Hill Enfield dated 23 March 1990 and registered in the name of Financial Insurance Group Services Limited under title number EGL267940.

•                                          Lease of Wenlock House, Eaton Road Enfield dated 9 May 1975 and registered in the name of Financial Insurance Group Services Limited under title number NGL261810.

•                                          Lease of Radcliffe House, Keynes House and Pease House, Priory Park, Hitchin dated 8 April 2002 between (1) GE Pensions Limited (2) Financial Insurance Group Services Limited (3) GE Insurance Holdings Limited and registered under title number HD408267.

•                                          Lease of 25 Car Parking Spaces at Priory Park Hitchin dated 8 April 2002 between (1) GE Pensions Limited (2) Financial Insurance Group Services Limited (3) GE Insurance Holdings Limited.

•                                          Underlease of 88 Car Parking Spaces in the Woodland Car Park at Hitchin Conference and Banqueting Centre Hitchin dated 8 April 2002 between (1) GE Pensions Limited (2) Financial Insurance Group Services Limited.

•                                          Underlease of The Remote Computer Room at Priory Park Hitchin between (1) The Chartridge Conference Company Limited (2) National Mutual Life Assurance Society and assigned to Financial Insurance Group Services Limited by GE Pensions Limited by a deed dated 8 April 2002.

•                                          Lease of Penne House, Sheen Road Richmond dated 29 September 1988 and registered in the name of Financial Insurance Group Services Limited under title number SGL 520430.

1

•                                          Lease of Unit 6 Mowlem Trading Estate, Leeside Road Tottenham London N17 dated 20 June 1988 between (1) Currys Group PLC (2) Financial Insurance Group Services Limited.

•                                          Lease of Office Suite 5.8 The Beacon, Glasgow dated 18 November 2003 between (1) Abbey Business Centres Limited and (2) Financial Insurance Group Services Limited

4.                                       Real property agreements for space where Genworth is no longer located:

•                                          Lease dated April 6, 2000 between AMG Realty Partners, LP and General Electric Capital Assurance Company for space located at 1600 Los Gamos Drive Suite 180, San Rafael, CA, USA.

•                                          Lease dated January 1, 1992, as amended September 1, 1992, between Trinity Center, LLC and GNA Corporation for space located at 115 Broadway, New York, NY, USA.

5.                                       Real property agreements that relate to the GE Asset Management Marketing & Client Service business segment including but not limited to:

•                                          Sublease dated April 10, 2003 between General Electric Capital Corporation and GNA Corporation for space located at 100 California Street, Suite 100, San Francisco, CA, USA.

•                                          Sublease dated March 24, 2003, as amended August 6, 2003, between GE Real Estate and GNA Corporation for space located at 1000 Windward Concourse, Alpharetta, GA, USA.

•                                          Undocumented agreement between GE - CF and GNA Corporation for space located at 500 West Monroe Street, Chicago, IL, USA.

•                                          Sublease dated December 6, 2001 between GE Medical Protective and GNA Corporation for space located at 5814 Reed Road, Fort Wayne, IN, USA.

•                                          Sublease dated August 7, 2003 between GE Real Estate and GNA Corporation for space located at 125 Summer Street, Boston, MA, USA.

6.                                       Lease commencing 15th July, 1999 between the Landlord, Three X Communications Limited (as tenant) and Financial Insurance Group Services Limited (as surety).

7.                                       Agreement between Financial Insurance Group Services Limited, Namulas Pension Trustees Limited and GE Pensions Limited dated 5th April 2002.

8.                                       The agreements listed on Annex A (Ops & Sourcing) and Annex B (IT Documents).

9.                                       The agreements listed on Annex C (GE Europe)

2

Annex A

Schedule 2.2(b)(ii)

to

Master Agreement

(Ops & Sourcing)

Section A (Complete Transfer):

No.	Contract Name	Agreement Date	Vendor	GE Party
1.	SOW, Fort Washington, PA Site Services— Genworth retains Master Management Services Agreement	9/1/2003	Pitney Bowes Inc.	GNAC

2.	Master Services Agreement Adoption Agreement III - Heritage Life Pre-Need - Genworth retains Master Services Agreement	Undated	Transaction Applications Group, Inc.	GNAC

3.	SOW, Stanford Receptionist Services-Genworth retains Master Services Agreement	11/21/2003	Pitney Bowes	GNA

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  Any licenses, leases, addendums and similar arrangements in the name of any member of the Genworth Group that relate primarily to the GE Group shall be assigned to the GE Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the Genworth Group that relate primarily to the Genworth Business shall be retained by the Genworth Group.

No.	Contract Name	Agreement Date	Vendor	GE Party
16.	Variation Agreement	12/19/2003	Experian Ltd (formerly CCN Group Ltd)	GE Capital Corp

17.	Master Professional Printing Services Agreement	3/5/2003	FCL Graphics Incorporated	GEFAHI

18.	License Agreement Amendment	8/31/2000	FinanCenter, Inc. (“FinanCenter”)	GEMICO

19.	Quote and Linking Agreement	9/9/1999	FinancCenter, Inc.	GEFAHI (Substituted as contracting entity for GE Capital) & GE Center for Financial Learning

20.	Master Services Agreement	7/3/2003	Kelly Services, Inc.	General Electric Capital Corporation

21.	Noosh, Inc. Print Buyer Agreement	12/31/2003	Noosh, Inc.	GNA Corporation

22.	Master Professional Printing Services Agreement	8/30/2002	Service Envelope Corporation	GEFAHI

3

No.	Contract Name	Agreement Date	Vendor	GE Party
23.	Agreement for Purchase of Products	4/16/2001	Xerox Corporation	General Electric Company

24.	Agreement between AT&T and various subsidiaries of GE Financial Assurance	4/1/2001	AT&T Corp.	UFLIC, CPFIC, SA, CCS, GCDP & GEFAHI

25.	Master Services Agreement (including Exhibit A; General Agent/Brokerage General Agent Agreement)	5/30/2000	Insurance Answer Center, Inc.	GEFAHI

Section C: Genworth owns Master, split

The following master agreements and any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that relate primarily to the Genworth Business shall be owned by a member of the Genworth Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the Genworth Group that do not relate primarily to the Genworth Business shall be assigned to a member of the GE Group.

No.	Contract Name	Agreement Date	Vendor	GE Party
7.	Multipurpose Confidentiality Agreement	4/14/2003	The Wackenhut Corporation	GEFAHI

8.	Services Contract (with addenda for various locations; 5 .pdf files)	12/12/2001	The Wackenhut Corporation	GEFAHI

9.	On-Line Service Subscription Agreement	12/27/2001	OneSource Information Services, Inc.	GEFAHI

4

Annex B

Schedule 2.2(b)(ii)

Master Agreement Schedules

(IT documents)

Section B: GE owns Master, split

The GE Group shall retain the following master agreements and shall retain any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that do not relate primarily to the Genworth Business.  Any licenses, leases, addendums and similar arrangements in the name of any member of the Genworth Group that relate primarily to the GE Group shall be assigned to the GE Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the Genworth Group that relate primarily to the Genworth Business shall be retained by the Genworth Group.

Contract Name	Date	Vendor	GE Party
Information Technology Services Agreement and Predecessor Agreements	1/1/2004	TCS	General Electric International, Inc. (“GEII”)

Information Technology Services Agreement and Predecessor Agreements		Patni Computer Systems LTD	General Electric International, Inc. (“GEII”)

Master Lease/Rental Agreement	2/10/1995	Hewlett-Packard Company = Lessor	General Electric Company = Lessee

Information Technology Services Agreement and Predecessor Agreements		Satyam Computer Services	General Electric International, Inc. (“GEII”)

Master Lease Agreement	Undated	Sun Microsystems Finance = Lessor	General Electric Company = Lessee

Software License Agreement	6/25/2001	Sun Microsystems, Inc. (“Sun”)	General Electric Company = Licensee

Global Master Purchase/Service Agreement	7/1/2003	Avaya World Services, Inc. = Avaya	General Electric Company = Customer

Lease Agreement	2/28/1988	AT&T Credit Corp.	General Electric Co.

International Lease and Finance Agreement	10/19/1999	IBM Credit Corporation	General Electric Company

Master License Agreement	9/20/1999	Lotus Development Corporation	General Electric Company

Master Managed Network Solutions Agreement	Undated (although amendments indicate a date of 11/5/1999)	AT&T Solutions (“AT&T”)	General Electric Company (“Customer”)

Master Wide Area Networking Services Agreement	Undated	AT&T Corp. (“AT&T”)	General Electric Company (“Company”)

5

Contract Name	Date	Vendor	GE Party
AT&T Wireless Services National Accounts Agreement	7/24/1998

AT&T Wireless Services National Accounts, Inc., as agent for Carriers (“AWS”). “Carrier” means companies who operate commercial mobile radio telecommunications systems who are either under common control with AWS or have agreed to participate in AWS’ National Accounts Program, each as to a licensed area. (Recitals)

General Electric Company (“Customer”)

a. National Cellular Agreement b. and c. Application for Service	a. 1/24/2000 b. and c. Undated	a. Celco Partnership d/b/a Bell Atlantic Mobile (“BAM”) b. and c. Verizon	General Electric Company

Purchase, License and Service Agreement	3/23/1995	FileNet Corporation (“FileNet”)	General Electric Capital Corporation

Master Software License and Installation Agreement	3/21/1997	Pegasystems Inc. (“Pega”)	GE Capital Corporation

Recovery Services Agreement and all schedules	7/1/1997	SunGard Recovery Services, Inc.	General Electric Company

Master License Agreement No. 131362 For Distributed Systems Software	3/30/2001	Compuware Corporation (“Compuware”)	General Electric Company (“GE”)

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Company

Software License and Services Agreement	Undated	Siebel Systems, Inc. (“Siebel”)	GE Capital Services, Inc. = Customer

Master Wide Area Networking Agreement	Undated	Qwest Communications Corporation (“Qwest”)note: name is now Visinet	General Electric Corporation (“GE”)

Sprint PCS Premier Account Term Service Agreement (Version 11.99)	1/17/2000	Sprint Spectrum L.P. d/b/a Sprint PCS	General Electric Company (“GE Co.”)

Master Wide Area Networking Services Agreement	10/1/2002	Sprint Communications Company, L.P. (“Sprint”)	General Electric Corporation

VPNterprise Communications Services Agreement	5/1/2003	Fiberlink Communications Corporation	General Electric Corporation

Master Services Agreement (without limitation, Genworth receives the Cisco Email Messenger)		Cisco Systems, Inc. (“Cisco”)	General Electric Company

Basic Ordering Agreement	1/30/1992	Cisco Systems, Inc. (“Cisco”)	General Electric Co.

License Agreement for Open System Products	12/31/1998	BMC Software Distribution, Inc. (“BMC”)	General Electric Company

General Electric License to Use Informatica Software	No date provided	Informatica Corporation (“Informatica”)	General Electric Corporation

Perpetual License Agreement for Computer Software Products	3/27/1985	Computer Network Corporation (“CNC”)	General Electric Credit Corporation [now General Electric Capital Corporation]

Settlement and Release Agreement	12/28/1998	International Business Machines Corporation (“IBM”) , Group 1 Software, Inc.	General Electric Capital Corporation

First Amended and Restated Enterprise License Agreement	7/1/2001	Computer Associates International, Inc.	General Electric Company

6

Contract Name	Date	Vendor	GE Party
Trillium Software System License and Professional Services Agreement	7/19/19999	Harte Hanks Data Technologies	GE Capital Corp

Software License Agreement	6/19/2000	Business Objects Americas	GE Capital Services Inc

Software License and Services Agreement	8/1/1998	AppWorx Corporation	General Electric Corp

GE-EMC Master Global Procurement Agreement	11/16/2001	EMC Corporation	General Electric Company

Master Wide Area Networking Services Agreement	6/4/2002	Broadwing Communications Services, Inc.	General Electric Company

Master Contract Service Arrangement Agreement	9/19/2000	BellSouth Telecommunications, Inc.	General Electric Company

Software License and Services Agreement	5/31/2002	Oracle Corporation	a. General Electric Company

Microsoft/GE License Agreement	2/1/2000	MSLI, GP	General Electric Company

Enterprise License Agreement Renewal Addendum	7/27/2002	Citrix Systems Inc.	General Electric Company

Enterprise License Agreement	11/10/2000	Courion Corporation (“Courion”)	General Electric Company

Software License Agreement	Undated (The license agreement is effective upon acceptance.)	Attachmate	GEFAHI

GE-Internet Security Systems, Inc. Enterprise Software License Subscription	12/28/1998	Internet Security Systems, Inc. (“ISS”)	General Electric Company (“GE”)

Software License Agreement between Netegrity, Inc. and General Electric Company	8/2/1999	Netegrity, Inc. (“Netegrity”)	General Electric Company (“GE”)

Information Technology Services Agreement and Predecessor Agreements		Birlasoft	General Electric International

Lasercycle Supply Agreement	7/28/2000	LASERCYCLE INKCYCLE	GE Capital Corporation GEMICO

Appropriation Request	7/16/2003	GXS	GE Capital Mortgage (GE Mortgage Holdings, LLC)

Advanced Server and Services Agreement		Red Hat, Inc.	General Electric Global Computer Operations

Custom International Customer Support Program Agreement	2/1/1997	SunService Division, Sun Microsystems, Inc.	General Electric Company

Technology Services Agreement		International Business Machines Corporation (“IBM”)	GE Capital Corp.

Master Agreement for Call Center Quality Monitoring Systems	8/18/1999	Teknekron Infoswitch Corp	GE

U.S. Corporate End User License Agreement	1/31/2003	Network Associates, Inc.	General Electric Company

Software License Agreement	12/26/2001	GE Information Services, Inc.	General Electric Company

Addendum to Software License Agreement	12/26/2001	Global eXchange Services Canada, Inc.	GE Capital Mortgage Insurance Company (Canada) (“GECMICAN”)

Electronic Commerce Services Agreement	6/28/2002	Global eXchange Services Canada, Inc.	General Electric Company

Canon Copier Agreement	5/11/2001	Canon U.S.A., Inc.	General Electric Corporation

7

Contract Name	Date	Vendor	GE Party
GE/Ricoh Corporation National Account Agreement and Amendment Number One to National Agreement by and between Ricoh Corporation and GE Company	1/1/2001	Ricoh Corporation	GE Company Corporate Initiatives Group

GE-Compaq Master Purchase and Services Agreement	5/21/2002	Compaq Computer Corporation	General Electric Company

Master License Agreement	11/00/1999	Broadvision Inc	General Electric Company

Master Agreement for Data Imaging Services		Anacomp, Inc.	GE Capital

Network Services Agreement - Yield Book	1/16/1995	Analytics Technology Corporation (“ATC”)	GEAM

Software Licensing Agreement - Yield Book	1/16/1995	Salomon Brothers Inc (“Salomon”)	GEAM

Standard & Poor’s Master Subscription Agreement, S&P Ratings Direct Credit Wire Only.	6/1/2003	Standard & Poor’s (“S&P”)	GEAM

Moody’s KMV Subscription Agreement	2/1/2003	Moody’s KMV Company (“Moody’s”)	General Electric Company

System License Agreement Bondedge for Windows, Enterprise Edition	6/14/1999	Capital Management Sciences (“CMS”)	GEAM

Leasing Agreement(4)	11/21/2003	Sun Microsystems Finance	GEAM

Bloomberg Agreement #145083	8/24/1995	Bloomberg L.P.	GEAM

Bloomberg Agreement #107247	8/19/1994	Bloomberg L.P.	GEAM

Section C: Genworth owns Master, split

The following master agreements and any licenses, leases, addendums and similar arrangements thereunder pursuant to which any software, hardware, equipment or services are acquired that relate primarily to the Genworth Business shall be owned by a member of the Genworth Group.  All licenses, leases, addendums and similar arrangements under any of the following master agreements in the name of any member of the Genworth Group that do not relate primarily to the Genworth Business shall be assigned to a member of the GE Group.

Contract Name	Date	Vendor	GE Party
Master Lease Agreement	10/20/2000	Dell Financial Services, L.P. (“Dell”)	GEFAHI

Master Lease Agreement	8/26/2003	Comsource, Inc. (“Comsource”)	GEFAHI

GEFAHI Master Lease Agreement	EMC Corporation	GEFAHI

License Agreement	12/31/2001	Classic Solutions Pty Limited (“Classic”)	GEFAHI

		Mercury Interactive	GEFAHI

Software License Agreement	No date provided	Edify Corporation (“Edify”)	GEFAHI (“Licensee”)

Assignment Agreement	4/24/2002	Sterling Commerce / Connect Direct	GEFAHI

(4) To be assigned post-Closing.

8

Annex C

Schedule 2.2(b)(ii)
Master Agreement
(GE Europe)

Section A (Complete Transfer):

All contracts and arrangements of Financial Insurance Group Services Limited (“FIGSL”) which demonstrably and solely relate to a business or the support of a business of a member of the GEIH Group (as defined in the European Transition Services Agreement, but excluding any European Creditor Business Entity (the “GEIH Business”) (except for those contracts and arrangements which relate to the GEIH Business solely by virtue of FIGSL’s obligations pursuant to the support of the GEIH Business pursuant to the European Transition Services Agreement), including but not limited to the contracts and arrangements set out below:

Item No	Contract Name	Contract Date	Vendor	GE Party
1.	Catering & Allied Services Agreement	Not yet signed but in force	Avenance Limited	FIGSL

2.	Systems Support and Maintenance Agreement	30/06/2003	Bull Information Systems Limited	FIGSL

3.	Messaging Services and Software Agreement	01/10/2002	EasyLink Services UK Limited	FIGSL

4.	Software Licence & Support Agreement	29/09/2000	Thomson Financial Services Limited	FIGSL

Section C (Genworth owns Master, split)

The GE Group shall continue to realise those benefits under the FIGSL Vendor Agreements (as defined in the European Transition Services Agreement) which it realised prior to the date hereof pursuant to and on the terms of the European Transition Services Agreement, including but not limited to the benefits realised prior to the date hereof under the contracts set out below:

9

Item No	Contract Name	Contract Date	Vendor	GE Party
1.	Subscriber Service Agreement	17/07/2003	Schlumberger SEMA	FIGSL

2.	Desk Top Support Agreement	15/04/2004	Computacenter	FIGSL

3.	Framework Agreement for Webhosting	11/06/2002	Cell Network Sverige AB	FIGSL

4.	Interim Help Desk Agreement	04/2002	GECIS	FIGSL

10

Schedule 2.3(a)(i)

Genworth Liabilities

1.                                       All Liabilities of GEFAHI except Excluded Liabilities.

2.                                       all Liabilities of Financial Assurance Company Limited, including those within the definitions of Residual Assets, Residual Liabilities, Retained Insurances, Transferred Assets, Transferring Liabilities, Transferring Contracts, Reinsurance Contracts (as such terms are defined in the UK Transfer Plan (such Liabilities include the Liabilities with respect to the FACL Bonds, a portion of which Liabilities may be transferred later pursuant this Agreement at which time they would become Excluded Liabilities)

3.                                       all Liabilities of Vie Plus S.A. to the extent arising from or otherwise relating to its payment protection business, including the marketing, sale, and administration thereof

4.                                       all Liabilities under the Senior Unsecured Promissory Note due November 30, 2010 between GEFAHI as Maker and General Electric Capital Assurance Company as Payee

5.                                       all Liabilities of GEFAHI under its 1.6% Yen-denominated Notes due 2011 and related swaps

6.                                       All historic Liabilities relating to the parts of the Vantage West property to be leased to FIGSL by GE Life Services Limited.

7.                                       With respect to any contract or agreement to which a member of the Genworth Group was or is a signatory or third-party beneficiary, any liability arising prior to the Closing under such contract that is attributable solely to the business of such member of the Genworth Group or the Genworth Business.

8.                                       Liabilities designated as Genworth Liabilities pursuant to Section 2.10(d)(v) or 2.10(e)(iv).

1

Schedule 2.3(b)(iv)

Excluded Liabilities

1.               Liabilities of GEFAHI under contracts included on Schedule 1.1(b).

2.               Any liability (as well as any reserve or other financial statement (and/or books and records) entry or adjustment recorded in respect of such liability by GEFAHI, Brookfield Life Assurance Co., Ltd. or any of their respective affiliates for GAAP or other financial accounting purposes) of GEFAHI, Brookfield Life Assurance Co., General Electric Capital Corporation and GE Capital Asia Investments, Ltd. under that certain Stock Purchase Agreement among Brookfield Life Assurance Company, Ltd., General Electric Capital Corporation, GE Capital Asia Investments, GEFAHI and American International Reinsurance Company, Ltd. dated as of June 26, 2003, as amended as of August 29, 2003 (the “Agreement”), except for any breach by any member of the Genworth Group, or prior to the Closing of the Transaction GEFAHI or any subsidiary of GEFAHI that does not become a member of the Genworth Group, of any obligation of the selling companies in Article V or Article VI of the Agreement.

3.               All Liabilities of Vie Plus S.A. to the extent not arising from or otherwise relating to its payment protection business, including the marketing, sale, and administration thereof.

4.               The liabilities and obligations of GE Mortgage Holdings, LLC, under the Unconditional Guaranty dated August 20, 2001 in favor of GMAC Mortgage Corporation with respect to certain indemnification obligations of GE Mortgage Services, LLC in connection with the sale of assets used in providing administrative services to a residential mortgage warehouse lender, Cooper River Inc.

5.               All Liabilities of Financial Insurance Group Services Limited (“FIGSL”) which demonstrably and solely relate to a business or the support of a business of a member of the GEIH Group (as defined in the European Transition Services Agreement but excluding any European Creditor Business Entity) (the “GEIH Business”) except for those Liabilities which relate to the GEIH Business solely by virtue of FIGSL’s obligations pursuant to the support of the GEIH Business pursuant to the European Transition Services Agreement.

6.               Any liability of GEFAHI as of the Closing Date related solely to the business of the Investment Management Marketing & Client Service business segment, including, without limitation, trade payables, accrued commissions payable and accrued salaries, benefits and bonuses.

1

7.               All historic Liabilities relating to the lease of the Vantage West property to be transferred to GE Life Services Limited as referenced in Schedule 2.2(b)(ii) except for those historic Liabilities relating to the parts of the Vantage West property to be leased to Financial Insurance Group Services Limited by GE Life Services Limited.

8.               The following Liabilities of GEFAHI to be retained by GEFAHI (the general ledger account numbers following the description of the liabilities are the account numbers in which the liabilities were reflected as of March 31, 2004 and are included herein for illustrative purposes only):

•                          Intercompany payables to members of the GE Group, including the following payables to members of the GE Group: [242215 (Due to UFLIC), 242218 (Due to Heritage Indemnity Co.), 242220 (Due to Heritage Casualty Insurance Company), 242416 (Due to GE Investment Distributors), 242443 (Due to GE Dental and Vision), 242444 (Due to National Dental), 242445 (Due to Scrip Plus), 242457 (Due to Signature Agency), 242628 (Due to GE Capital Management Corp.), 242625 (due to GE Capital Administrative Services), 242626 (Due to GE Capital Warranty Co.), 242431 (Due to Monogram General Agency), 242105 (Due to GELCO),]

•                          Short-term notes payable - commercial paper [237004].

•                          Discount on commercial paper - [237005]

•                          Short-term notes payable - GECC Intercompany Loans/GECC - Line of Credit [240101].

•                          Note payable to GE Capital Administrative Services [243625].

•                          Interest Accrued on Commercial Paper Swaps and the National Mutual Note Receivable.  [230202].

•                          Any I/C loans and I/C balances between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [240180].

•                          Any I/C Travel & Living liability between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [240282].

•                          Any I/C Payroll Liability between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [240284].

•                          Any I/C IBS (Intercompany billing system) liability between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [240285].

•                          Interest rate swap liability on Commercial Paper [282000].

•                          Cross Currency Swap liability on National Mutual Note Receivable [281400].

2

•                          Any I/C Payroll Liability between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [240291].

•                          Any I/C Payroll Liability between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [247004].

•                          Any I/C liability not otherwise listed above between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [247025].

•                          Any I/C liability related to GECIS billing between GEFAHI and GE recorded with respect to or incurred on behalf of any member of the GE Group [247033].

•                          Any I/C liability related to GE Assessments billed for GE Insurance segment [247019].

9.               With respect to any Genworth Contract to which a member of the GE Group (other than GEFAHI, GE Capital Mortgage Insurance Corporation (Australia) Pty. Ltd., GE Mortgage Insurance Pty Ltd., GEMICO Holdings (Australia) or any Delayed Transfer Legal Entities) was or is a signatory or third-party beneficiary, any liability arising prior to the Closing under such Genworth Contract that is attributable solely to the business of such member of the GE Group other than any Genworth Business or any business transferred to any member of the Genworth Group.

10.         Tax component of liability relating to business share arrangement between Viking and certain other GE businesses relating to pre-2000 separate company tax liabilities of Viking, in the amount of $65,654,899 (expected to be in account 260057).

11.         Any tax contingency reserve recorded prior to Closing, relating to items properly reported on GEFAHI’s separate company federal income tax return (expected to be $3,081,097 and be recorded in account 260067).

12.         Liabilities designated as Excluded Liabilities pursuant to Section 2.10(d)(iv) or 2.10(e)(iv).

3

Schedule 2.4(b)(ii)

Continuing Agreements

1.                                       FACL Services Agreement

2.                                       FICL Services Agreement

3.                                       Framework Agreement

4.                                       Loan Facility Agreement between GEFA UK Finance and GEFA UK Holdings Limited

5.                                       Loan Facility Agreement between GEFA International Holdings Inc. and UK Group Holding Company Limited

6.                                       The bills of sale, stock powers, certificates of title, assignments and assumptions of contracts and other instruments of transfer, conveyance, assignment and assumption entered into prior to the Closing Date to effect the Separation as contemplated by Schedule 2.1(a).

II.                                     The following side letters between a member of the Genworth Group and the GE Group relating to the Transaction:

1.               Side Letters between GEAM and certain members of the Genworth Group dated February 5, 2003 and February 12, 2003, addressing Trade Allocation.

2.               Side Letter between GEAM and Genworth dated as of the Closing Date addressing restrictions on withdrawal of account assets.

3.               Side Letter among General Electric Company, General Electric Capital Corporation, GE Capital International Services, and Genworth regarding the Amended and Restated Master Outsourcing Agreement.

4.               Letter Agreement, dated April 15, 2004, among UFLIC, AML, FHL, FCL, GECLANY, GELAAC and GECA relating to UFLIC’s requirement to provide periodic certificates and reports regarding UFLIC’s risk based capital ratio.

5.               Letter Agreement, dated April 15, 2004, among UFLIC, GECC, AML, FHL, FCL, GECLANY, GELAAC and GECA relating to the assignment by GECC of the Capital Maintenance Agreement.

6.               Letter Agreement, dated April 15, 2004, among UFLIC, AML, FHL, FCL, GECLANY, GELAAC, GECA, JLIC, Brookfield, GEFAHI, GECC and certain of their affiliates relating to the rescission of certain agreements upon the failure of certain events to occur.

1

7.               Letter agreement, dated April 15, 2004, among UFLIC, FHL, FCL and GELAAC relating to UFLIC’s determination of reserve sufficiency.

8.               All reinsurance agreements, including letters of intent and side letters, between any member of the Genworth Group and any member of the GE Group that are in force as of the Closing Date, including without limitation, the agreements listed on Exhibit 1 to Schedule 2.4(b)(ii).

9.               The leases set forth on Schedules C-1 and C-2 of the Transition Services Agreement

10.         With respect to securitization transactions, all agreements and arrangements with Edison Asset Securitization, L.L.C., General Electric Capital Corporation, GE Life and Annuity Assurance Company, General Electric Capital Assurance Company and one of the following special purpose entities:  GEFA Special Purpose One, LLC; GEFA Special Purpose Two, LLC; GEFA Special Purpose Three, LLC; GEFA Special Purpose Four, LLC, and GEFA Special Purpose Six, LLC.

III.                                 The following Homebuyer Privileges Supplier Agreements with GE Appliances, Penske Truck Rental, GE Residential Long Distance, GE Lighting, GE Service Protection, Storage USA:

1.	Agreement between GEMICO and SUSA Partnership, L.P. dated August 15, 2002

2.	Internet Sponsor Agreement between GEMICO and Electric Insurance Company effective February 6, 2001

3.	Agreement between GEMICO and GE Capital Communication Services Corporation dated March 27, 2001

4.	Agreement between GEMICO and GE Capital Communication Services Corporation dated December 6, 2000

5.

GE Consumer Products - GE Homebuyer Privileges Program Agreement between GEMICO acting on behalf of the General Electric Company (such interest to be assigned to Genworth pursuant to Schedule 1.1(a), above and General Electric Company through its GE Consumer Products business dated (such interest to be retained by GE pursuant to Schedule 1.1(a), above) August 12, 2003

6.

GESMI-GE Homebuyer Privileges Program Agreement between GEMICO acting on behalf of the General Electric Company such interest to be assigned to Genworth pursuant to Schedule 1.1(a), above and GE Service Management, Inc. (such interest to be retained by GE pursuant to Schedule 1.1(a), above) dated May 21, 2003

2

7.

Penske Auto Centers - General Electric Company Lender Program Memorandum of Understanding between GEMICO acting on behalf of the General Electric Company (such interest to be assigned to Genworth pursuant to Schedule 1.1(a), above) and Penske Auto Centers, LLC (such interest to be retained by GE pursuant to Schedule 1.1(a), above) dated November 13, 2000

8.

Penske Truck Rental-General Electric Company Lender Program Memorandum of Understanding between GEMICO acting on behalf of the General Electric Company (such interest to be assigned to Genworth pursuant to Schedule 1.1(a), above) and Penske Truck Leasing Co., L.P. (such interest to be retained by GE pursuant to Schedule 1.1(a), above) dated October 11, 2000

IV.                                 Investment Management/Services

9.	GE Funds Financial Intermediary Agreement, between Terra Securities Corporation and GE Investment Distributors, Inc.

10.	GE Funds Introducing Broker Agreement, between GEAM and Capital Brokerage Corporation.

11.	Investment Management and Services Agreement between GEAM and River Lake Insurance Company dated as of July 28, 2003

12.	Investment Advisory Agreement between GEAM and GE Private Asset Management, Inc. dated December 12, 2002

13.	Administrative Services Agreement between GELAAC and certain of its affiliates and GEAM, effective May 1, 2000.

14.	Participation Agreement among GELAAC, GE Investment Funds, Inc. and GEAM dated May 1, 1998

15.	Participation Agreement among GECLANY, GE Investment Funds, Inc. and GEAM dated May 1, 1998

16.	Subservicing Agreement (Cardinal CDO), by and between GEAM and Genworth Financial Asset Management, LLC

17.	Master Agency, Servicing and Subordination Agreement between General Electric Capital Business Asset Funding Corporation and GECA dated October 1, 2003

18.	Master Agency, Servicing and Subordination Agreement between GECC and GECA dated October 1, 2003

3

19.	Master Agency, Servicing and Subordination Agreement among GECC, FCL and GECC dated December 1, 2003

20.

Master Agency, Servicing and Subordination Agreement among General Electric Capital Business Asset Funding Corporation, FCL and General Electric Capital Business Asset Funding Corporation dated October 7, 2003

21.	Master Agency, Servicing and Subordination Agreement between GE Capital Franchise Finance Corporation and GECA dated October 1, 2003

22.	Secondment Agreement between GEAM and GNA Corporation dated February 2, 2004

V.                                     Administrative Services

23.	Administrative Services Agreement among FCL, FHL, GECA, GELAAC and GECC dated July 9, 2002

24.

Amended and Restated Services and Shared Expenses Agreement among GNA Corporation, GECA, FCL, FFRL Re, FHL, Brook, GEGLAC, GELAAC, JLIC, Heritage Casualty Insurance Company, PIC, UFLIC, RLIC, HLIC, WLIC, Viking and Westlake dated as of January 16, 2004

25.	Shared Office Facilities Agreement among GE Capital Card Services, Inc., GECA, Employers Reinsurance Corporation and GE Capital Commercial Finance, Inc. effective December 1, 2002

26.	Reinsurance and Administrative Agreement between UFLIC and GELAAC dated January 1, 1987

27.	Services Agreement between UFLIC and GELAAC dated July 19, 1989

28.	Agreement between GECLANY and GE Capital Assignment Corporation dated August 13, 1995, as amended August 31, 2000

VI.                                 Finance

29.

Agreement for the Purchase and Sale of Property between GE Capital Asset Management Corporation (“GECAMC”), General Electric Mortgage Insurance Corporation, GE Residential Mortgage Insurance Corporation of North Carolina, General Electric Mortgage Insurance Corporation of North Carolina and Verex Assurance, Inc., dated October 3, 1994 and any amendments thereto, as assigned by GECAMC to GE Capital Mortgage Services, Inc. (presently known as GE Mortgage Services LLC) as of May 1, 1995 and as amended by that certain Corrective — Restated Amendment to the Purchase and Sale of Property dated as of September 11, 1998

4

VII.                             IT Services and Outsourcing

30.

All agreements between Genworth Group entities and GE Capital International Services (including those agreements entered into together with GEAM) (which shall be amended following the Closing Date as contemplated by the parties)

31.	All agreements between Genworth Group entities and GE Process Solutions, LLC (which shall be amended following the Closing Date as contemplated by the parties)

32.	All agreements between Genworth Group entities and GE Capital International Services — Americas, Inc. (which shall be amended following the Closing Date as contemplated by the parties)

33.

Acknowledgement of Agreement dated November 8, 2002 and Scope of Work dated November 8, 2002 (effective October 1, 2002) between GE IT Solutions, Inc. (f/k/a GE Capital Information Technology Solutions — North America, Inc.) and FCL (pursuant to the Master Managed Services Agreement between GECITS and General Electric Capital Services, Inc. dated January 10, 2001, as amended, (the “Master Managed Services Agreement” hereafter)

34.

Acknowledgement of Agreement dated December 27, 2001 and Scope of Work (No. GEFAGECA-001) dated December 31, 2001, as amended, between GE IT Solutions, Inc. and GECA (pursuant to the Master Managed Services Agreement)

35.	Acknowledgement of Agreement dated December 27, 2001 and Scope of Work (No. GEFALTC-001) effective December 31, 2001 between GE IT Solutions, Inc. and GECA

36.	Acknowledgement of Agreement dated November 8, 2002 and Scope of Work effective October 1, 2002 between GE IT Solutions, Inc. and GECA

37.

Acknowledgement of Agreement dated November 8, 2002 and Scope of Work effective as of October 1, 2002, as amended, between GE IT Solutions, Inc. and GEGLAC (pursuant to the Master Managed Services Agreement)

38.

Acknowledgement of Agreement dated November 8, 2002 and Scope of Work dated November 8, 2002 (effective October 1, 2002) between GE IT Solutions, Inc. and GELAAC as Customer (pursuant to the Master Managed Services Agreement)

39.	Consulting Agreement between GECA and GE IT Solutions, Inc. effective August 7, 2002

40.	GE CAPITAL ITS MASTER LEASE AGREEMENT between GE Capital Information Technology Solutions, Inc. and GECMICAN dated November 19, 1999

5

41.	Loss Mitigation Optimizer License Agreement between GEMICO and GE Capital Mortgage Services, Inc. dated September 25, 2000

VIII.                         Miscellaneous

42.	Group Long Term Care Insurance Policy dated July 1, 1999 issued by GECLANY to GE as group policyholder (New York area)

43.	Group Long Term Care Insurance Policy issued by GECA to GE as group policyholder (excluding New York area)

44.	Producer Credit Card Agreement between GEGLAC and GE Business Productivity Solutions, Inc.

IX.                                European Affiliate Agreements (GEMI Europe)

45.	Vehicles Lease, Management and Service Frame Agreement for Spain between GE Capital Largo Plazo, S.L. and GE Mortgage Insurance Limited (“GEMI”) dated May 1, 2002

46.	Amendment to Vehicles Lease, Management and Service Frame Agreement for Spain between GE Capital Largo Plazo, S.L., GEMI and GE International, Inc. dated June 1, 2002

47.	Cost Agreement Employee Stock Purchase Plan for the UK between GE Mortgage Services Limited (“ServiceCo”) and GE dated February 27, 2002

48.	Cost Agreement Employee Stock Purchase Plan for Spain between GEMI and GE dated May 1, 2003

49.	Cost Agreement Employee Stock Purchase Plan for the Netherlands between GEMI and GE dated June 1, 2003

50.	Cost Agreement Employee Stock Purchase Plan for Belgium between GEMI and GE dated September 1, 2003

51.	Cost Agreement Employee Stock Purchase Plan for Germany between GEMI and GE dated September 1, 2003

52.	Cost Agreement Employee Stock Purchase Plan for Italy between GEMI and GE dated September 1, 2003

53.	Master Conditional Sale Agreement between ServiceCo and GE Capital Fleet Services Limited (trading as Avis Fleet Services) dated March 31, 2000

6

54.	Car Lease Agreement for Italy between GEMI and GE Capital Servizi Finananziari S.P.A. dated February 21, 2002

55.	Amendment to the Car Lease Agreement for Italy between GEMI and GE Capital Servizi Finananziari S.P.A. (dated February 21, 2002) dated July 18, 2002

56.	Car Lease Agreement for Italy between GEMI and GE Capital Services Srl dated October 1, 2003

57.	Work place lease agreement (“Vereinbarung zur Uberlassung von Arbeitsplatzen”) for Germany between GE Capital mietfinanz GmbH & Co. and GEMI dated August 14, 2003

58.	Property Lease agreement (sublease) for Sweden between International General Electric AB and GEMI dated February 1, 2004

59.	Lease Agreement for parking spaces for Sweden between International General Electric AB and GEMI dated February 1, 2004

60.	Lease/ license arrangement (oral) in France between GEMI and ERC

61.	Leasing arrangement (oral) in Belgium between a member of the GE Group and GEMI

62.	Leasing arrangement (oral) in Netherlands between GE Fleet and GEMI

X.                                    European Affiliate Agreements (GE Financial Insurance)

63.	Agency Agreement dated July 23, 1997 between Pallas Industrial Finance, FICL and FACL.

64.	Agreement dated October 3, 2003 between GE Capital Equipment Finance, Vie Plus SA and RD Plus SA and any insurance policies referred to therein.

65.	Support Services Agreement dated July 2003 between GE Capital Global Process Solutions (UK) Limited and FIGSL and all statements of work entered into pursuant to this agreement

66.	All agreements between a member of the Genworth Group and GE Capital Fleet Avis relating to the leasing of cars and provision of related services

67.	Master Conditional Vehicle Sale Agreement between GE Capital Fleet Services Limited and FIGSL dated March 20, 1996

68.	Disposal Agreement between GE Capital Fleet Services Limited and FIGSL dated March 20, 1996

7

69.	Equity Compensation Cost Agreement between FIGSL and GE dated July 19, 2001

70.	Lease between Vie Plus and RD Plus S.A. for part of Floor 29, Tour Franklin, Terrasse Boieldieu, La Defense 8, Paris (Oral)

71.	Lease between GE Capital Bank and FICL for Park Allé 295, 2605 Brøndby, Denmark dated 05/08/2002

72.	Lease between GE Finland Oy and FACL for Malmin Kauppatie 18, Helsinki, Finland dated 10/08/01

73.	Lease between GE General Electric Finance Holding GmbH and GE Financial Insurance Deutschland for Martin-Behaim Str. 8-10, Neu-Isenberg, Germany dated 06/05/01

74.	Lease between GE Capital Woodchester Ltd and FIGSL for Woodchester House, Golden Lane, Dublin

75.	Lease between Access Graphecs BV, trade name GE Access and FIGSL for Dr Willem Dreesweg 6-8 1185 VB, Amstelveen, Netherlands dated February 2003

76.	Lease between GE Capital Fleet Services and GE Financial for Karenslyst alle 2, Oslo, Norway (oral)

77.	Leases between International General Electric GB and GE Financial Insurance Sweden for Nöten 3, Solna Strandväg 98, Sweden and parking space (2001)

78.	Lease between GE SF Structured Finance Int. Ltd and GE Financial Insurance for Thurgaueerstrasse 40, Zurich, Switzerland (pending)

79.	Agreement between Financial Insurance Group Services Limited, Namulas Pension Trustees Limited and GE Pensions Limited dated 5 April 2002

80.	Interim Helpdesk Services Agreement between GECIS and FIGSL dated April 2002 and Addendum dated 9th August 2002.

81.	All agreements and Services between a member of the Genworth Group and European Equipment Finance relating to provision of Servers (including but not limited to the VPN – 01 service)

82.	Equity Compensation Cost Agreement between Vie Plus S.A. and GE as approved by the Board of Directors of Vie Plus S.A. on May 27, 2002.

8

83.

Deed of Novation between FIGSL and GE Asset Management Limited and GE Pensions Limited effective from 22 April 2004 and supplemental to an agreement dated 5 April 2002 made between FIGSL and GEPL for the provision of investment management services.

84.

Deed of Novation between FIGSL and GE Life Services Limited and GE Pensions Limited effective from the Closing Date and supplemental to an agreement dated 5 April 2002 made between FIGSL and GEPL for the provision of services.

85.	Services Agreement dated 5 April 2002 made between FIGSL and GEPL.

86.	Deed of Adherence between FIGSL and GE Capital Europe Limited and National Mutual Trustees Limited effective from 24 March 2004 relating to the National Mutual Retirement Benefits Fund.

87.	Deed of Novation between FIGSL and GE Life Services Limited and National Mutual Trustees Limited effective from the Closing Date relating to the National Mutual Retirement Benefits Fund.

88.	Definitive Deed dated 16 November 1999 establishing and constituting a retirement benefits plan known as the National Mutual Retirement Benefits Fund and all subsequent amendments thereto

XI.                                GE Mexico

89.

Vehicle Rental Agreement (a/k/a Fleet Services Agreement) between GE Capital Fleet Services de Mexico S.A. and GE Seguros S.A. de C.V. (formerly Colonial Penn de Mexico Compania de Seguros S.A.) dated May 4, 1999

XII.                                                                 The following agreements and acknowledgments involving a member of the GE Group and a member of the Genworth Group:

1.             Bills of Sale and Assignment Agreements dated as of April 15, 2004 entered into in connection with the recapture agreements included in the UFLIC Agreements.

2.             Securities Assignment and Receipt Agreements dated April 15, 2004 between GEFAHI and each of FHL, GELAAC and GNA entered into in connection with the payment of dividends to GEFAHI.

9

3.             Irrevocable Stock Powers and Memorandum of Dividends dated April 15, 2004 executed in favor of GEFAHI by each of FHL and GNA in connection with the dividend of the shares of UFLIC to GEFAHI.

4.             Bills of Sale and Assignment Agreements dated April 15, 2004 between GEFAHI and each of JLIC and First Colony entered into in connection with the redemption of the JLIC Surplus Notes held by GEFAHI and First Colony’s Series A preferred stock held by GEFAHI.

5.             Receipts dated April 15, 2004 and May         , 2004 executed by GEFAHI acknowledging receipt of cash and securities in connection with the redemption of the JLIC Surplus Notes held by GEFAHI and First Colony’s Series A preferred stock held by GEFAHI.

6.             Agreements and Plans of Liquidation dated April 14, 2004 between or among:  (i) GELAAC and its shareholders, GECA, FHL and GEFAHI; (ii) FHL and its shareholders, GECA and GEFAHI; (iii) Brookfield and its shareholder, GEFAHI; and (iv) GNA and its shareholder, GEFAHI.

10

Exhibit 1 to Schedule 2.4(b)(ii)

See attached spreadsheet

11

Exhibit 1 to Schedule 2.4(b)(ii)

Annual Insurance Holding Company Statement

Listing of Affiliate Reinsurance Agreements as of 12/31/03 - Exhibit C

	Ceding Registrant	Assuming Party	Type	Agreement Eff. Date	Amount in Force as of YE 03	Reserve Credit Taken	Unearned Premiums	Premiums	Paid Losses	Upaid Losses	ModCo Res.
	Employers Reassurance Company (“ERC”)
	Employers Life Reinsurance Corporation (“ERC Life”)
	Westport Insurance Corporation (“WIC”)
	Viking Insurance Company, Ltd. (“Viking”)
	Westlake Insurance Company (“Westlake”)
	Westwood Indemnity Company (“Westwood”)

X	AML/GECA/FCL/GELAAC/ GEGLAC / PIC	Everest	Life CAT XOL	12/1/2003	460,000,000,000			2,975,000
	AML	ERC (should be ERAC)	YRT/i	10/14/1974	940,863	25,545		65,245
	AML	ERC	DIS/i	5/1/1997	0	43,888		0
	AML	ERC	CO/i	5/1/1997	827,510,300	15,474,385		893,022	32,160	243,563
	AML	ERC	CO/i	7/27/1990	(amounts reported in 10/14/74 treaty line)
	AML	ERC	YRT/i	10/1/1990	(amounts reported in 10/14/74 treaty line)
	AML	ERC	CO/i	5/1/1997	426,899,380	6,272,994		1,502,590	19,120	155,563
	AML	FCL	YRT/i	3/1/1973	486,399,416	514,058		3,335,866	0	2,170,748
	AML	FCL	DIS/i	3/1/1973	0	512,194		0
	AML	FCL	ADB/I	3/1/1973		16,312		0
AML	FCL	CO/i		3/1/1973	3,515,270,170	20,927,261		7,896,591	Reported in YRT 3/1/73
	AML	FCL	YRT/g	3/1/1973	302,529	3,441		0
	AML	FCL	YRT/i	8/1/1984	(amounts reported in 10/14/74 treaty line)
XX	AML	GECA	CO/i	1/1/2000	3,751,689,940	20,599,595		5,839,715	0	0
	AML	GECA	DIS/i	1/1/2000	0	122,065		(in Co/i figs below)
	AML	GECA	YRT/i	10/1/2000	24,354,919	164,141		51,872
	AML	ERC Life	YRT/i	6/1/1993	(amounts reported above)
	AML	ERC Life	CO/i	9/1/1993	(amounts reported above)
	AML	ERC Life	YRT/i	1/1/1995	(amounts reported above)
	AML	ERC Life	CO/i	5/1/1997	(amounts reported above)
	AML	ERC Life	YRT/I	5/1/1997	5,265,161	18,263		82,206	11,200	116,463
X	AML	FCL		07/24/03	0	0		0	0	0	0

XXX	BAYSIDE	GEP&C	CO	4/1/00			—	(303,000)	1,276,000	3,347,000

XXX	GEC	GEP&C	Excess Umbrella Liability	7/1/1984					59,000	219,000
XXX	GEC	UFLIC	Coinsurance - Ind A&H	12/31/84
XXX	GEC	ERC	Facultative	6/6/1905						2,081,000
XXX	GEC	WIC	Facultative	7/1/1984						116,000
XXX	GEC	GE Reinsurance Corp	CAT & CAS. XOL Quota Share	1/1/1999				4,000

XXX	GEP&C	ERC	Facultative	Not available					57,000	822,000
XXX	GEP&C	GE Reinsurance Corp	CAT & CAS. XOL Quota Share	1/1/1999				111,000
XXX	GEP&C	WIC		Not available					5,000	25,000

XXX	GEI	GE Reinsurance Corp	CAT & CAS. XOL Quota Share	1/1/1999				9,000

	FCL	Brookfield Life Assurance Company Ltd	CO/I	1/1/2002	43,719,132,310	206,863,891		69,052,947	0	3,265,573
	FCL	ERC/ERC Life Reins.Cor	CO/i	11/1/1995	15,840,251,380	42,686,496		26,616,703	4,767,071	10,274,603
	FCL	ERC/ Frankona Life Re	YRT/g	2/1/1973	732,490	24,116		40,903	Reported in Coins above
	FCL	ERC/ERC Life Reins.Cor	YRT/I	11/1/1995	4,108,484,503	13,662,651		8,171,533	Reported in Coins above
	FCL	ERC	YRT/i	11/1/1967	(amounts reported above)				Reported in Coins above
	FCL	ERC	YRT/i	10/1/1990					Reported in Coins above
	FCL	ERC	CO/i	7/27/1990	(amounts reported above)				Reported in Coins above
	FCL	ERC	CO/i	8/26/1996					Reported in Coins above
	FCL	JLIC	CO/i	12/9/1982	6,126,915,020	89,677,026		15,001,991	0	13,941,903
	FCL	JLIC	YRT/i S/B CO/i	1/1/2001	Shown above in 12/9/82 figures	0		0	Reported in Coins above
	FCL	ERC	YRT/i/	2/1/1973	This is the YRT/g reported above.				0	0
	FCL	ERC	CO/i	11/1/1992	(amounts reported above)
	FCL	ERC	ADB	10/1/1993	(amounts reported above)
	FCL	GECA	CO/i	1/1/2000	65,806,198,100	918,054,031		116,036,568	0	10,801,570
	FCL	ERC Life American Phoenix	CO/i	10/1/1992	Reported Below in 1/1/92
	FCL	ERC Life	YRT/i	6/1/1993	378,747,251	585,278		1,472,631	1,222,454	4,681,162
	FCL	ERC Life American Phoenix	CO/i	1/1/92 but s/b5/24/1993	8,100,803,710	24,974,775		13,456,727	212,829	1,826,066

Due to various accounting and financial reporting methods, a single agreement may be listed more than once to reflect separate blocks of business.

The agreement effective date in some cases, may reflect an amendment date.

12

	Ceding Registrant	Assuming Party	Type	Agreement Eff. Date	Amount in Force as of YE 03	Reserve Credit Taken	Unearned Premiums	Premiums	Paid Losses	Upaid Losses	ModCo Res.
	FCL	GE Frankona Re formerly Aachener Ruckversicherungs-Gesellschaft	CO/g	1/1/1980	0	0
	FCL	GE Frankona Re formerly Aachener Ruckversicherungs-Gesellschaft	CO/i	8/1/1979	1,175,000	11,984		16,441
	FCL	GE Frankona Re formerly Aachener Ruckversicherungs-Gesellschaft	YRT/i	8/1/1979	24,276,784	75,987		303,550	225,720	50,971
X	FCL	River Lake		07/01/03	59,531,673,650	390,116,767		110,036,329	7,078,100	5,897,280

	FHL - LTC	GECA	CO	10/1/1998		29,470,704	1,702,639	3,891,488	0	715,353
	FHL	UFLIC	CO/G	1/1/1996	0	0		0
	FHL	UFLIC	CO/G	1/1/1996		0	(38,926)	0

XXX	GEAH	GEP&C	100% Quota Share (Auto)	10/1/1995			48,878,000	94,645,000	21,192,000	45,574,000

XXX	GEP&C	GE Reinsurance Corp	CAT & CAS. XOL Quota Share	1/1/1999				(7,000)

	GECA	ERC/ American Phoenix Life	CO/i	4/16/1998	72,096,300	184,772		117,787	723,600	505,214
	GECA	ERC/ American Phoenix Life	YRT/i	4/16/1998	1,172,344	18,175		4,878
	GECA	ERC (ERAC)	CO/i	4/16/1998	119,902,800	335,238		200,117
	GECA	ERC (ERAC)	YRT/i	6/26/1999	2,726,032,937	5,172,914		3,044,442
	GECA	ERC (Pref & Standard Pool)	YRT/i	12/4/2000	Reported Above in 6/26/99
	GECA	ERC (Impaired Pool)	YRT/i	12/4/2000	Reported Above in 6/26/99
	GECA	ERC (AML Retro)	YRT/i	1/1/2000	Reported Above in 6/26/99
	GECA - LTC	JLIC	CO/I	7/1/2000				161,870,043			962,712,305
	GECA	FFRL Re	MCO/i	12/1/2000	189,368,700			559,311	110,000	160,000	752,420
	GECA	FFRL Re	YRT/i	12/1/2001	12,465,883	61,605		16,810	364,839	110,231
	GECA - LTC	Brookfield		7/1/2001		1,980,658,935	124,414,535	532,327,335	18,565,783	14,294,782
X	GECA	BLAC		01/01/03							137464304
X	GECA	FCL		07/01/03	1,686,747,500	5,758,840		3,029,004	0	0
X	GECA	FCL		06/30/03	145908122	6,147,894		6,416,417	0	0

	GECLA	GECA	ACO/I	6/1/1985		54,268,154

X	GEGLAC	American Mayflower of NY	OTH/I	3/18/2003				244,578
X	GEGLAC	American Mayflower of NY	OTH/I	3/18/2003				73,565
X	GEGLAC	American Mayflower of NY	OTH/I	3/18/2003				182,249
X	GEGLAC	American Mayflower of NY	OTH/I	3/18/2003				85,930
X	GEGLAC	GE Capital Life of NY	OTH/I	6/27/2003				102,666
X	GEGLAC	GE Capital Life of NY	OTH/I	3/18/2003				174,343
X	GEGLAC	GE Capital Life of NY	OTH/I	12/02/03				28,965
X	GEGLAC	GE Capital Life of NY	OTH/I	12/17/03				25,241

	GELAAC	UFLIC	CO/G	1/1/1996		—	—	—	—	—
	GELAAC	UFLIC	Not available	7/1/1977
	GELAAC	UFLIC	Not available	1/1/1996
	GELAAC	FHL	YRT/I	9/1/1986	45,699,436	105,833		209,664		0
			DIS/I			662
	GELAAC	FFRL Re	CO/I	3/1/1987	0			0	0	0
	GELAAC	FFRL Re	DIS/I	3/1/1987		34,141
	GELAAC	FFRL Re	MCO\I	3/1/1987	0	0		0
	GELAAC	FFRL Re	YRT/I	3/1/1987	286,326,526	1,594,259		(2,313,662)	175,000	653,417
	GELAAC	ERC	CO/I	11/1/1988	257,709	339		9,600
	GELAAC	ERC	YRT/I	11/1/1988	233,226,593	631,108		784,463	0	142,813
	GELAAC - LTC	GECA	Coinsurance - Ind A&H	10/1/1998		71,142,020	6,402,537	12,737,782		1,209,033
	GELAAC	UFLIC	Coinsurance - Ind A&H	5/1/1987		13,890		15,486		0
	GELAAC	UFLIC	Group A&H	3/1/1987		254,678		0		0
	GELAAC	ERC	YRT - Ind A&H	1/1/1984
	GELAAC	ERC Life	Quota Share Coinsurance Health	4/1/1997		0	0	0

	HIC	Viking	Quota share	1/1/1995	0	0	0	0	0	0	0
	HIC	Westlake	Quota share	11/30/1986	1165048	9206	1,141	60,105	279,238	0	0

13

	Ceding Registrant	Assuming Party	Type	Agreement Eff. Date	Amount in Force as of YE 03	Reserve Credit Taken	Unearned Premiums	Premiums	Paid Losses	Upaid Losses	ModCo Res.
	HIC	Westwood	Quota share	3/1/1992	6924735	144567	26,922	244,365	369108	0	0

XXX	MWIC	GEP&C	100% Quota Share (Auto)	3/31/2000			6,781,000	12,979,000	2,907,000	4,045,000

	UFLIC	FHL	DIS/I	7/1/1977
	UFLIC	FHL	YRT/I	7/1/77		—	—	61,644
	UFLIC	GECLA	ACO/I	12/31/95	90,090,978	37,590,225		1,025,147	280,456	1,037,244
	UFLIC	GECLA	ACO/G	12/31/95	—	1,763,221		2,771
	UFLIC	GELAAC	ACO/I	1/1/96	—	135,349,959		—	2,335,190	19,297
	UFLIC	GELAAC	YRT/G	1/1/96	875,039	485,895		21,515
	UFLIC	ERC	CO/G	1/1/91
	UFLIC	FHL	YRT/I	1/1/77
	UFLIC	GECLA	YRT/I	12/31/95		1,464,648	11,354	10,635	66,388	0
	UFLIC	GELAAC	YRT/G	1/1/96		—	—	—	7981.35	0

	UFLIC/PHF	Employers Reassurance LTD Cheltenham UK	CO/i	1/1/1994	0					146,100
	UFLIC	GELAAC	YRT/G	7/1/1977	98,511	200,496		23,392		26,717
	UFLIC	GELAAC	ACO/I	7/2/1977		138,278,850				562,803
	UFLIC	GELAAC	YRT - A&H	7/1/1977		306,642
	UFLIC	FHL	YRT/I	11/1/1983	Reported in Line 133 7/1/77			42,241	0	0

Note:  eff. 8/1/99 ERC Life and ERC acquired reinsurance business of American Phoenix Home Life and Reassurance Company and certain affiliates.

An “X” in the first column indicate agreements entered into during 2003.

An “XX” in the first column indicate agreements terminated during 2003.

An “XXX” *  Agreements were not terminated, but GE P&C, GEC, GEI, GEAH, and Bayside were sold.  The reinsurance with MWIC is still outstanding, but is now third party.

14

Schedule 2.4(b)(iii)

GE Guarantees

1.               Guaranty dated 8-9-00, made by GE Capital Corporation in favor of Bankers Trust with respect to L/C issued on behalf of Sponsored Captive Re, Inc.

2.               Letter Agreement dated 10-21-02, made by GEFAHI in favor of Brookfield with respect to capital support in connection with business assumed from FCL(5)

3.               Guarantee dated 11-18-03 by GECC relating to GECA’s Funding Agreements

4.               Guarantee dated 11-18-03 by GECC relating to GELAAC’s Funding Agreements

5.               Assurance Letter/Guaranty dated 1-22-04 made by GEFAHI, in favor of Financial Assurance Company Limited (“FACL”) and Financial Insurance Company Limited (“FICL”) in connection with FACL’s acquisition of Consolidated Insurance Group, Limited.(6)

6.               Assurance Letter/Guaranty dated April 13, 2004 made by GEFAHI in favor of Financial Assurance Company Limited (“FACL”) and Financial Insurance Company Limited (“FICL”) in connection with the reinsurance arrangements between FACL, FICL and Viking Insurance Company Limited (7)

7.               Support Agreement dated as of 5-15-03, made by GEFAHI in favor of ABN AMRO, Amsterdam Funding Corporation and certain Banks (Commission Funding)(8)

8.               Performance Guaranty dated as of 12-3-99, made by GE Capital Corporation in favor of GEFA Special Purpose One, Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent), as amended and restated pursuant to an Amended and Restated Performance Guaranty dated as of 9-27-01

9.               Limited Guaranty dated as of 6-21-01, made by GEFAHI in favor of Edison Asset Securitization and GE Capital Corporation (GEFA SPV 2)(9)

(5)                                  To continue until assumed by Genworth.

(6)                                  To be assumed by Genworth upon the Initial Public Offering (subject to the approval of the UK’s Financial Services Authority).

(7)                                  To be assumed by Genworth upon the Initial Public Offering (subject to the approval of the UK’s Financial Services Authority).

(8)                                  To continue until assumed by Genworth.

(9)                                  To continue until assumed by Genworth.

1

10.         Performance Guaranty dated as of 6-21-01, made by GE Capital Corporation in favor of GEFA Special Purpose Two, Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent)

11.         Support Agreement dated as of 6-21-01, made by GE Capital Corporation in favor of Edison Asset Securitization and GE Capital (as Operating Agent and Collateral Agent)

12.         Performance Guaranty dated as of 11-14-00, made by GE Capital Corporation in favor of GEFA Special Purpose Three, Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent), as amended and restated pursuant to an Amended and Restated Performance Guaranty dated as of 9-27-01

13.         Limited Guaranty dated as of 6-11-01, made by GEFAHI in favor of Edison Asset Securitization and GE Capital Corporation (GEFA SPV 4), as amended and restated pursuant to an Amended and Restated Guaranty dated as of 9-27-01(10)

14.         Performance Guaranty dated as of 6-11-01, made by GE Capital Corporation in favor of GEFA Special Purpose Four, Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent), as amended and restated pursuant to an Amended and Restated Performance Guaranty dated as of 9-27-01

15.         Support Agreement dated as of 6-11-01, made by GE Capital Corporation in favor of Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent), as amended and restated pursuant to an Amended and Restated Support Agreement dated as of 9-27-01

16.         Limited Guaranty dated as of 3-28-02, made by GEFAHI in favor of Edison Asset Securitization and GECC (Omega)(11)

17.         Performance Guaranty dated as of 3-28-02 made by General Electric Company in favor of GEFA Special Purpose Six, Edison Asset Securitization and GE Capital Corporation (As Operating Agent and Collateral Agent) (Omega)

18.         Support Agreement dated as of 3-28-02, made by GE Capital Corporation in favor of GEFA Special Purpose Six, Edison Asset Securitization and GE Capital Corporation (as Operating Agent and Collateral Agent) (Omega)

19.         Performance Guaranty dated as of 3-28-02 made by GE Capital Corporation in favor of GEFA Special Purpose Six, Edison Asset Securitization and GE Capital Corporation (As Operating Agent and Collateral Agent) (Omega)

(10)         To continue until assumed by Genworth.

(11)         To continue until assumed by Genworth.

2

20.         Comfort Letter dated as of 1-6-95, made by GE Capital Corporation in favor of the Canadian Superintendent of Financial Institutions relating to GEMICO(12)

21.         General Electric Capital Corporation’s obligations under the Grant Agreements dated 19th December, 1997 relating to the properties located at Bay numbers 133-134 of the Shannon Free Zone, Ireland.

22.         General Electric Capital Corporation’s obligations under the Lease Agreements dated 25th November, 1998, 1st July 2000, 14 January 2002 and 31 October 2001 relating respectively to the properties located at Bay numbers 133-134, 135, 136 and 137 of the Shannon Free Zone, Ireland.

23.         General Electric Capital Services, Inc.’s obligations under the ISDA Master Agreement, relating to the Credit Derivates Transaction, entered into with Deutsche Bank AG London Branch dated as of March 13, 2002 relating to Brookfield Life Assurance Company’s USD 400,000,000 Floating Rate Note Program Series 2002-A-1, including any renewals thereof

24.         The obligations of GEFAHI, GECC and GE Capital Asia Investments under the Stock Purchase Agreement, dated June 26, 2003, as amended on August 29, 2003, among Brookfield Life Assurance Co., Ltd., GEFAHI, General Electric Capital Corporation, GE Capital Asia Investments (collectively, the “Seller”) and American International Reinsurance Company, Ltd., except as provided on Schedule 2.3(b)(iv), item 2.

(12)                            To continue until GE is deemed not to “Control” Genworth as such term is defined in the Insurance Companies Act of Canada.

3

Schedule 2.9

European Creditor Business Entities

Part A:  To be transferred to Genworth pursuant to stock transfer agreement

•                  CFI Administrators Limited

•                  CFI Pension Trustees Limited

•                  Ennington Properties Limited(13)

•                  Financial Insurance Guernsey PCC Limited

•                  FIG Ireland Limited

•                  RD Plus SA

•                  Assocred SA

•                  Financial Insurance Group Services Limited

•                  Financial New Life Company Limited

•                  World Cover Direct Limited

Part B:  To be transferred to Genworth pursuant to the UK Transfer Plan or the FACL Fall-back Stock Transfer Agreement

•                  Consolidated Insurance Group Limited

•                  Financial Insurance Company Limited

•                  Financial Assurance Company Limited(14)

•                  GE Financial Insurance, Compania de Seguros y Reaseguros S.A.

•                  GE Financial Assurance, Compania de Seguros y Reaseguros de vida S.A.

(13)                            The stock of this entity will transfer to Genworth by virtue of the transfer of the stock of its immediate parent company, CFI Administrators Limited

(14)                            The stock of this entity is only to be transferred to Genworth if the UK Transfer has not taken effect by December 28, 2004

1

Schedule 3.2(d)

Surplus Note Payments

Surplus Note:	Original Principal Amount:	Principal Amount to be Paid on Closing Date:	Accrued Interest to be Paid on Closing Date:
8% surplus note due September 30, 2020 issued by JLIC to GEFAHI	$260,000,000	$260,000,000 (paid to GEFAHI)	$	[73,666,667] (paid to GEFAHI)

7% surplus note due November 30, 2021 issued by JLIC to GEFAHI	$58,000,000	$58,000,000 (paid to GEFAHI)	$	[9,428,222] (paid to GEFAHI)

5.16% surplus note due May 31, 2022 issued by JLIC to GEFAHI	$51,000,000	$51,000,000 (paid to GEFAHI)	$	[4,086,290] (paid to GEFAHI)

7% surplus note due May 31, 2021 issued by JLIC to Brookfield	$91,000,000	$91,000,000 (paid to Brookfield)	$	[2,388,750] (paid to Brookfield)

1

Schedule 3.2(f)

Dividends

First Colony paid to FHL a dividend of  $428,078,122;

FHL paid to GECA a dividend of $444,329,115;

FHL paid to GEFAHI a dividend of  $10,081,431;

GELAAC paid to GECA a dividend of $341,670,297;

GELAAC paid to FHL a dividend of $51,143,442;

GELAAC paid to GEFAHI a dividend of $12,702,784;

GECA paid to GNA a dividend of $837,243,502;

GNA paid to GEFAHI a dividend of $678,082,648;

Brookfield paid to GEFAHI a dividend of $183,123,333; and

Viking paid to GELCO a dividend of  $225,000,000.

1

Schedule 3.9(a)

Consideration for Transfers Pursuant to French Transfer Agreement

The consideration for the transfers to be effected pursuant to the French Transfer Agreement shall be $68,000,000 plus Surplus Transferred from Vie Plus P&S to Vie Plus Creditor after March 31, 2004 or minus Surplus Transferred from Vie Plus Creditor to Vie Plus P&S after March 31, 2004 (the result being the “French Sale Price”).  The French Sale Price shall be inserted into the French Transfer Agreement as the Sale Price.

“Surplus Transferred from Vie Plus P&S to Vie Plus Creditor after March 31, 2004” means the increase in total stockholder’s interest (excluding total accumulated non-owner changes in stockholder’s interest) of Vie Plus Creditor from March 31, 2004 to the date of the Closing under the French Transfer Agreement after adjusting total stockholder’s interest on the latter date by subtracting net income (or adding net loss) previously reflected in any income statement of Vie Plus Creditor as included in Genworth’s financial statements.

“Surplus Transferred from Vie Plus Creditor to Vie Plus P&S after March 31, 2004” means the decrease in total stockholder’s interest (excluding total accumulated non-owner changes in stockholder’s interest) of Vie Plus Creditor from March 31, 2004 to the date of the Closing under the French Transfer Agreement after adjusting total stockholder’s interest on the latter date by subtracting net income (or adding net loss) previously reflected in any income statement of Vie Plus Creditor as included in Genworth’s financial statements.

“Vie Plus Creditor” means the Business as defined in the French Transfer Agreement.

“Vie Plus P&S” means the business of Vie Plus S.A. excluding the Business as defined in the French Transfer Agreement.

Any defined term not defined or otherwise identified in this Schedule shall have the meaning ascribed to that term in the Master Agreement.

1

Schedule 3.9(c)

Amendments to Consideration for French Business if French Transfer Agreement Does Not Take Effect

In the event that the French Transfer Agreement does not take effect by the earlier of the date on which Vie Plus S.A. and FINCL agree to abandon efforts to obtain requisite regulatory approvals thereunder and December 31, 2005, in lieu of the Portfolio Transfer, (i) the French Reinsurance Agreement shall continue in effect; (ii) FINCL shall pay Vie Plus S.A. in cash the French Sale Price as hereinafter defined; and (iii) the parties to the French Transfer Agreement shall cause that agreement to be amended to exclude the Portfolio Transfer and to transfer the balance of the Business to FINCL.  Any such amendment shall take into consideration all relevant legal and regulatory implications, which may include replacing the French Transfer Agreement with one or more agreements or arrangements concerning the transfer of specific assets of the Business.

The French Sale Price shall be paid in consideration of the continuation of the French Reinsurance Agreement and the transfer of the tangible assets and the intangible assets provided for in the French Transfer Agreement (excluding the Portfolio Transfer).  The French Sale Price shall be $68,000,000 less the Adjustment.

“Adjustment” equals

US GAAP Equity of Vie Plus Creditor at March 31, 2004

plus        Net Unrealized Investment Gains Attributable to Vie Plus Creditor

plus        Creditor Investment Income

less         Net Unrealized Investment Losses Attributable to Vie Plus Creditor

less         Treaty Return

“Net Unrealized Investment Gains Attributable to Vie Plus Creditor” and “Net Unrealized Investment Losses Attributable to Vie Plus Creditor” shall be calculated by reference to the investments used in the calculation of Creditor Investment Income.

“Creditor Investment Income” means the pro-rata share of Investment Income in Vie Plus S.A. attributable to Vie Plus Creditor from March 31, 2004 to the Closing under the French Transfer Agreement.  Vie Plus Creditor’s share of the investments shall be defined by the March 31, 2004 balance sheet of Vie Plus Creditor as included in the Registration Statements, adjusted at the time of, and to reflect the effect of, any later transfer of surplus between Vie Plus Creditor and Vie Plus P&S.

“Investment Income” shall mean all amounts derived from the holding of investments which are treated, in accordance with Vie Plus S.A.’s normal U.S. GAAP accounting policies, as being of an income nature, including any gains on the realization of those investments and having taken account of any losses on the realization of those investments.  For the avoidance of doubt, “Investment Income” shall not include any unrealized investment gains or unrealized investment losses attributable to such investments.

1

“Treaty Return” means the interest on the Deposit calculated in reference to Article 5 of the French Reinsurance Agreement.

“Vie Plus Creditor” means the Business as defined under the French Transfer Agreement.

“Vie Plus P&S” means the business of Vie Plus S.A. excluding the Business as defined in the French Transfer Agreement.

Any defined term not defined in this Schedule shall have the meaning ascribed to that term in the Master Agreement or the French Transfer Agreement, as appropriate.

2

Schedule 4.1

Annual Corporate Reporting Data

Annual Corporate Reporting Data worksheet within Excel document attached hereto

1

Schedule 4.1 Annual Corporate Reporting Data

CDR Submissions/ Data requirements [Closing the Books]

(C)
Schedule Name(s)	Description (Contents)	Est. Due date	Cons	Equity/ Cost - Penske Model - (A)	Equity/ Cost - SES Model - (B)

TRSY interest allocation		12/15/03	*	*
MF System closes		12/18/03	*	*
MTM to Biz on Livelink		12/18/03	*	*
TRSY interest allocation to DPL - IA on Internet		12/19/03	*	*
Corporate freight in DPL		12/19/03	*
CTA Avaliable on Internet		12/22/03	*	*
APL File in DPL		12/23/03	*	*
Payroll in DPL		12/24/03	*
IBS billing cut-off		12/25/03	*
CBSI Payroll to DPL		12/25/03	*
A/P to DPL		12/25/03	*
CDR AU/MU Affiliate Rec		12/26/03	*	*
MTM Hedge entries via e-mail		12/26/03	*	*
CDR AU/MU Affiliate Rec		12/29/03	*	*
CDR AU/MU Affiliate Rec		12/30/03	*	*
Fixed Assets to DPL		12/30/03	*
IBS in DPL		12/30/03	*
CDR AU/MU Affiliate Rec		12/31/03	*	*
CDR AU/MU Affiliate Rec		1/1/04	*	*
ATOM Smart Filter - CMS		1/1/04	*	*
CDR AU/MU Affiliate Rec		1/2/04	*	*
CDR AU/MU Affiliate Rec		1/3/04	*	*
CDR AU/MU Affiliate Rec		1/4/04	*	*
All AU files - 6:00PM		1/5/04	*	*
CDR AU/MU Affiliate Rec		1/5/04	*	*
CDR AU/MU Affiliate Rec		1/6/04	*	*
CDR AU/MU Affiliate Rec		1/7/04	*	*
Net Income to GE		1/8/04	*	*
Full Trial Balance to GE		1/9/04	*	*
TRSY Country risk sub account/current account rec due		1/9/04	*	*

(A)  If  Genworth is similar to Penske I.e it’s own BSLA rolling up to the segment ( Penske rolls to EM), then the “4” for equity and cost would be required.

(B) If Genworth is simlilar to SES i.e. an entry booked each month/ quarter by an operating unit (SES entry made by SFG in their own BSLA) then the “4” for equity and cost columns would NOT be required, however, the necessary financial information to continue to account for the equity/ cost investment would be required.

(C) After prior consultation with Genworth, not less than 60 days prior to the date on which the investment in Genworth is first reported using the equity method, GE will advise Genworth whether to follow the Penske Model or the SES Model.  Thereafter and so long as the investment in Genworth is reported using the equity method, at the request of either party to be made by such party no more frequently than once every 6 months, Genworth and GE will work together in good faith to address requested modifications of the reporting under the equity method.

2

Schedule Name(s)	Description (Contents)	Est. Due date		Cons	Equity	Cost

FAS 133 template		1/5/04		*
Acquisition / Disposition Information	Revenue and NI (Excel)	1/9/04		*
Acquisition / Disposition Tracker	Acquisitions and Dispositions Closed in the Quarter (Excel)	1/9/04		*
Acquisition / Disposition Webtool	Acquisition and Disposition Tracker (Webtool)	1/9/04		*
WRI Geographic Summary	Confirmation of numeric data via e-mail	1/8/04		*	*
DR4MGOP (FP&A)	Volume / Write Offs / Equity / Non -Earnings	1/8/04		*
DR4FX (FP&A)	FX Revenue and NI	1/9/04		*
DR140 (FP&A)	Gains DR	1/9/04		*
Balance Sheet and P&L (Note)	Spreadsheet / Presentation Format		(D)		*	*
Key Drivers Analysis / Discussion (Note)			(D)		*
WRI Non Earning (FP&A)	Non Earning > $3MM	1/10/04		*
WRI Comments (FP&A)	WRI - Gains, Other One-Offs, Other Tax	1/9/04		*
Unusual / Non-Recurring Items > $10MM	E-mail Submission	1/9/04		*
DR107BL	Non Earning	1/9/04		*
DR019AS3.2	Roll Forward – Investment Securities Assets 3.2	1/9/04		*
CF-1 for Cash Flow		1/10/04		*
WRI Non Earning (DR107BL)	Non Earning; WRI Non Earning (DR107BL) – Variance Commentary	1/10/04		*
DR 106	Financing Receivables	1/10/04		*
DR 171	Intangible Assets	1/10/04		*
DR115REC	FAS115 Reconciliation	1/10/04		*
WRI Non Earning (DR107BL)	Non Earning; WRI Non Earning (DR107BL) – Variance Commentary	1/11/04		*
WRI AFL	WRI Allowance for Losses – Variance Commentary	1/11/04		*

WRI FAS 115 Rec (DR 115 Rec)	WRI FAS 115 Gains/losses Reconciliation -Variance Commentary	1/11/04		*
WRI Financing Receivables (DR 106)	WRI Financing Receivables (DR106) including roll forward for loans and leases – Variance Commentary	1/11/04		*
WRI Intangible Assets (DR 171)	WRI Intangible Assets (DR171) – Variance Commentary	1/11/04		*
WRI Invest Sec. RollForward (DR 109 ULA)	Roll Forward-Variance Commentary and ULA security Listing	1/11/04		*
WRI Investment Sec. Realized Gains / Losses (DR 019 AS 3.2)	WRI Realized Gains/Losses -Variance Commentary and Impairment Listing	1/11/04		*
WRI MD&A Balance Sheet Analysis	Variance Commentary for Balance Sheet	1/12/04		*
DR – GECS Revenue	EIA	1/12/04		*
DR- 450 Minority Interest	Minority Interest	1/12/04		*
WRI- Minority Interest	Minority Interest	1/12/04		*
WRI Geographic Summary	Variance Commentary for all line items on a QTD basis	1/13/04		*	*
WRI – GECS Revenues	EIA	1/13/04		*
DR – Other Liabilities (DR XXX)	OTL	1/15/04		*
DR019ULA	Unrealized Loss Aging	1/15/04		*
DR103	Insurance Liabilities, Reserves and Annuity Benefits- Component Details	1/15/04		*
DR180	ELTO & PP&E	1/15/04		*
DR113	Other Assets	1/15/04		*	*
WRI – Accounts Payable (DR 307)	A/P	1/16/04		*
WRI – Other Liabilities	OTL	1/16/04		*
WRI Insurance Liabilities Reserve	WRI Business Details – Variance Commentary	1/16/04		*
WRI MD&A P&L Analysis	Variance Commentary for Income Statement - P&L	1/16/04		*

(D) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(D) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

3

Schedule Name(s)	Description (Contents)	Est. Due date	Cons	Equity	Cost
WRI - ELTO / PP&E (DR180)	PPE & ELTO (DR180) – Variance Commentary	1/16/04	*
DR – Non-Cancelable Leases	NCL	1/16/04	*
DR – Op & Admin	OPA	1/16/04	*
DR – Other Receivables	OTR	1/16/04	*
DR106CM	Financing Receivables – Contractual Maturities	1/16/04	*
DR106FL	Financing Receivables – Financing Leases	1/16/04	*
DR019AS3	Contractual Maturities – Investment Securities Assets 3	1/17/04	*
DR103

Insurance Liabilities, Reserves and Annuity Benefits-:1) Average yield used in Computation of future benefits 2) Roll Forward- Unpaid claims/claim adjustment expenses 3) Financial Guarantees and credit life risk 4) Property and casualty operations

		1/17/04	*
WRI – Insurance Premiums	WRI- Insurance Premiums	1/17/04	*
WRI – Inv. Sec. Component Detail	WRI Component details of Investment Securities Variance Commentary	1/17/04	*
WRI – Non-Cancelable Leases	NCL	1/17/04	*
WRI – Op & Admin	OPA	1/17/04	*
WRI – Other Receivables	OTR	1/17/04	*
WRI Financing Leases	WRI Financing Leases (DR106FL) –Variance Commentary.	1/17/04	*
WRI – Other Assets (DR 113)	WRI Other Assets (DR113) including roll forward for Associated Companies and Real Estate – Variance Commentary	1/17/04	*	*
WRI Insurance Receivables	Variance Commentary	1/17/04	*
WRI Invest Sec business detail	WRI- Business Details - Variance Commentary	1/17/04	*
DR030FI	Financial Instruments	1/19/04	*
DR119RNA	Net Restricted Assets	1/19/04	*
WRI – Component Detail- Insurance Liabilities (DR 103)	WRI- Component Detail of Insurance Liabilties, Reserves and Annuity Benefits - Variance Commentary	1/19/04	*
WRI – Financial Guarantees and Credit Life (DR 103)	WRI- Financial Guarantees and Credit Life - Variance Commentary	1/19/04	*
WRI – Insurance Losses	WRI- Insurance Losses - Variance Commentary	1/19/04	*
WRI – Unpaid Claims Rollforward (DR 103)	WRI – Insurance Reserves; Unpaid Claims and Claim Adjustment Expenses - Variance Commentary	1/19/04	*
WRI Financing Rec. Contractual Maturities (DR 106)	WRI Financing Receivables -Contractual maturities (DR106CM) –Variance Commentary.	1/19/04	*
WRI Invest. Sec Contractual Maturities (DR 019 AS 3_	WRI Contractual Maturities Debt Securities - Variance Commentary	1/19/04	*
WRI - Financial Instruments (DR030FI)	WRI Financial Instruments (DR 030FI) – Variance Commentary	1/20/04	*
WRI – Resticted Net Assets (DR 119RNA)	WRI- Restricted Net Assets	1/20/04	*

NOTE Ongoing P&L and Balance Sheet and Key Drivers Comments Required Under Equity Method and Cost Method for Operational Management Oversight Purposes, In addition For Purposes of GE Bookkeeping

4

MD&A and Annual Report

Schedule Name(s)	Description (Contents)	Est. Due date	Cons	Equity	Cost

MD&A CAP Draft to businesses for review		1/20/04	*
MD&A Ops Draft to businesses for review		1/21/04	*
Comments on MD&A CAP due		1/22/04	*
MD&A SFD Draft MD&A FR&L Draft to businesses for review		1/24/04	*
Comments on MD&A Ops due		1/24/04	*
Comments on MD&A SFD & FR&L due		1/26/04	*
Entire MD&A Draft To Businesses For S-O Review		1/27/04	*
S-O Supplemental Acknowledgements Due From Businesses		1/30/04	*
Draft A/R to Disclosure Committee		1/30/04	*
Draft AR #1 of Genworth to GE		TBD	*	*
Disclosure Committee Mtg. A/R Review		2/4/04	*
Disclosure Committee Meeting A/R Review – Continued		2/5/04	*
Draft AR #2 of Genworth to GE		TBD	*	*
A/R To Graphics		2/6/04	*
Graphics Prints Board Copies Of A/R		2/7/04	*
A/R Mailed to Board		2/9/04	*
GECS/GECC 10-K Item 1 to Op-Segments discussion to businesses for review		2/10/04	*
JRI Annual Closing Review Meeting		2/11/04	*
A/R Verification meetings – all day		2/12/04	*
GE Board Meeting To Review A/R		2/13/04	*
Last day for Non-BOD changes		2/13/04	*
GECS/GECC 10-K Item 1 to Op-Segments discussion comments due		2/13/04	*
1st Set Printer Proofs		2/13/04	*
Team To Printers		2/14/04	*
Final AR of Genworth to GE		TBD	*	*
Team At Printers Verifying proofs		2/15/04	*
Incorporate Board Comments		2/16/04	*
A/R Proofs Review		2/16/04	*
(Last Date for BOD Changes)		2/16/04	*
Business Descriptions		2/16/04	*
A/R Proofs Reviewed & Approved		2/17/04	*
A/R Printing		2/18/04	*
A/R Printing		2/18/04	*
Genworth Draft 1 10K to GE		TBD	*	*
Draft 10-K To Businesses For S-O Review		2/25/04	*
S-O Supplemental Ack. on 10-K Due From Businesses		2/26/04	*
Draft 10-Ks to Disclosure Committee		2/26/04	*
Genworth Draft 2 10K to GE		TBD	*	*
Disclosure Committee Meeting Review of 10-Ks		2/27/04	*
10-K Review With KSS/JRI		3/1/04	*
Mail 10-K To Board		3/1/04	*
GECS Board Telecom Meeting on 10-K		3/2/04	*
Edgarize 10-Ks		3/2/04	*
Genworth Final 10K to GE		TBD	*	*
File 10-Ks (All Major Registrants)		3/4/04	*
File DEF14A (proxy)		3/9/04	*
Begin Mailing A/R		3/9/04	*

5

Schedule 4.2(a)

First and Second Quarter Corporate Reporting Data

See First and Second Quarter Corporate Reporting Data worksheet within Excel document attached hereto

1

Schedule 4.2(a) First and Second Quarter Corporate Reporting Data

CDR Submissions/ Data requirements [Closing the Books]					C
Schedule Name(s)	Description (Contents)	Est. Due date - Q1	Est. Due date - Q2	Cons	Equity/ Cost - Penske Model - (A)	Equity/ Cost - SES Model - (B)

TRSY interest allocation		3/11/04	6/11/04	*	*
MF System closes		3/14/04	6/14/04	*	*
MTM to Biz on Livelink		3/14/04	6/14/04	*	*
TRSY interest allocation to DPL - IA on Internet		3/15/04	6/15/04	*	*
Corporate freight in DPL		3/15/04	6/15/04	*
CTA Avaliable on Internet		3/22/04	6/22/04	*	*
APL File in DPL		3/23/04	6/23/04	*	*
Payroll in DPL		3/23/04	6/23/04	*
IBS billing cut-off		3/24/04	6/24/04	*
CBSI Payroll to DPL		3/24/04	6/24/04	*
A/P to DPL		3/24/04	6/24/04	*
CDR AU/MU Affiliate Rec		3/25/04	6/25/04	*	*
MTM Hedge entries via e-mail		3/25/04	6/25/04	*	*
CDR AU/MU Affiliate Rec		3/25/04	6/25/04	*	*
CDR AU/MU Affiliate Rec		3/26/04	6/26/04	*	*
Fixed Assets to DPL		3/26/04	6/26/04	*
IBS in DPL		3/26/04	6/26/04	*
CDR AU/MU Affiliate Rec		3/27/04	6/27/04	*	*
CDR AU/MU Affiliate Rec		3/28/04	6/28/04	*	*
ATOM Smart Filter - CMS		3/28/04	6/28/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
All AU files - 11:59 p.m.		3/30/04	6/29/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
CDR AU/MU Affiliate Rec		3/30/04	6/30/04	*	*
Net Income to GE		4/1/04	7/1/04	*	*
Full Trial Balance to GE		4/2/04	7/2/04	*	*
TRSY Country rick sub account/current account rec due		4/9/04	7/9/04	*	*

(A) If Genworth is treated similar to Penske i.e it’s own BSLA rolling up to the segment (Penske rolls to EM), then the “4” for equity and cost would be required.

(B) If Genworth is simlilar to SES i.e. an entry booked each month/ quarter by an operating unit (SES entry made by SFG in their own BSLA) then the “4” for equity and cost columns would NOT be required, however, the necessary financial information to continue to account for the equity/ cost investment would be required.

(C) After prior consultation with Genworth, not less than 60 days prior to the date on which the investment in Genworth is first reported using the equity method, GE will advise Genworth whether to follow the Penske Model or the SES Model.  Thereafter and so long as the investment in Genworth is reported using the equity method, at the request of either party to be made by such party no more frequently than once every 6 months, Genworth and GE will work together in good faith to address requested modifications of the reporting under the equity method.

2

Schedule Name(s)	Description (Contents)	Est. Due date		Est. Due date		Cons	Equity	Cost

FAS 133 template		3/31/04		6/30/04		*
Acquisition / Disposition Information	Revenue and NI (Excel)	4/2/04		7/2/04		*
Acquisition / Disposition Tracker	Acquisitions and Dispostions Closed in the Quarter (Excel)	4/2/04		7/2/04		*
Acquisition / Disposition Webtool	Acquisition and Disposition Tracker (Webtool)	4/2/04		7/2/04		*
DR019AS3.2	Roll Forward- Investment Securities	4/3/04		7/3/04		*
DR107BL	Non Earning	4/3/04		7/3/04		*
DR 106	Financing Receivables	4/3/04		7/3/04		*
DR 171	Intangible Assets	4/3/04		7/3/04		*
DR115REC	FAS115 Reconciliation	4/3/04		7/3/04		*
Balance Sheet and P&L(Note)	Spreadsheet / Presentation Format		D		D		*	*
Key Drivers Analysis / Discussion (Note)			D		D		*
DR4MGOP (FP&A)	Volume / Write Offs / Equity / Non - Earnings	4/3/04		7/3/04		*
DR4FX (FP&A)	FX Revenue and NI	4/3/04		7/3/04		*
DR140 (FP&A)	Gains DR	4/3/04		7/3/04		*
WRI Non Earning (FP&A)	Non Earning > $3MM	4/3/04		7/3/04		*
WRI - Comments	WRI - Gains, Other One-Offs, Other Tax	4/3/04		7/3/04		*
Unusual / Non-recurring Items >$10MM	E-mail Submission	4/2/04		7/2/04		*
Cash flow Worksheet		4/3/04		7/3/04		*
WRI Non Earning (DR107BL)	Non Earning; WRI Non Earning (DR107BL) – Variance Commentary	4/4/04		7/4/04		*
WRI AFL	WRI Allowance for Losses – Variance Commentary	4/4/04		7/4/04		*
WRI DR019AS3.2	WRI Roll Forward- Investment Securities	4/4/04		7/4/04		*
WRI FAS 115 Rec (DR 115 Rec)	WRI FAS 115 Gains/losses Reconciliation -Variance Commentary	4/4/04		7/4/04		*
WRI Financing Receivables (DR 106)	WRI Financing Receivables (DR106) including roll forward for loans and leases– Variance Commentary	4/4/04		7/4/04		*
WRI Intangible Assets (DR 171)	WRI Intangible Assets (DR171) – Variance Commentary	4/4/04		7/4/04		*
WRI Invest Sec. RollForward (DR 109 ULA)	Roll Forward-Variance Commentary and ULA security Listing	4/4/04		7/4/04		*
DR019ULA	Unrealized Loss Aging	4/4/04		7/4/04		*
DR103	Insurance Liabilities, Reserves and Annuity Benefits-: Component details	4/4/04		7/4/04		*
DR – GECS Revenue	EIA	4/4/04		7/4/04		*
WRI Insurance Premiums	Insurance Premiums commentary	4/5/04		7/5/04		*
WRI Geographic Summary	Variance Commentary for all line items on a QTD basis	4/5/04		7/5/04		*	*
WRI Insurance Receivables	Variance Commentary	4/5/04		7/5/04		*
WRI GECS Reveunes from Services	WRI - for GECS revenues from services	4/5/04		7/5/04		*
WRI – Component Detail- Insurance Liabilities (DR 103)	WRI- Component Detail of Insurance Liabilties, Reserves and Annuity Benefits - Variance Commentary	4/5/04		7/5/04		*

(D) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(D) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

MD&A and 10Q

Schedule Name(s)	Description (Contents)	Est. Due date	Est. Due date	Cons	Equity	Cost

WRI MD&A Balance Sheet Analysis	Variance Commentary for Balance Sheet	4/5/04	7/5/04	*
DR- Cashflow (DBCFGECC/ GECS)	Cash flow DR	4/6/04	7/6/04	*
WRI Cash Flow	Cash Flow Commentary	4/7/04	7/7/04	*
WRI MD&A P&L Analysis	Variance Commentary for Income Statement – P&L	4/7/04	7/7/04	*

NOTE Ongoing P&L and Balance Sheet and Key Drivers Comments Required Under Equity Method and Cost Method for Operational Management Oversight Purposes, In addition For Purposes of GE Bookkeeping

3

Schedule Name(s)	Description (Contents)	Est. Due date	Est. Due date	Cons	Equity	Cost

Draft 1 Circulated		4/12/04	7/12/04	*
Comments on Draft 1		4/15/04	7/15/04	*
Draft 2		4/15/04	7/15/04	*
Business CEOs and CFOs SOX sign-off		4/19/04	7/19/04	*
Comments on Draft 2		4/19/04	7/19/04	*
Draft 3		4/19/04	7/19/04	*
Draft 1 of Genworth 10Q to GE (If Applicable)		4/19/04	7/19/04	*	*
Disclosure Committee 10-Q Review Meeting		4/21/04	7/21/04	*
Comments on Draft 3		4/21/04	7/21/04	*
Draft 4		4/21/04	7/21/04	*
KSS Review		4/22/04	7/22/04	*
Comments on Draft 4		4/22/04	7/22/04	*
Draft 5		4/22/04	7/22/04	*
Draft 2 of Genworth 10Q to GE (If Applicable)		4/23/04	7/23/04	*	*
Audit Committee Meeting		4/24/04	7/24/04	*
Final Genworth 10Q to GE (If Applicable)		4/29/04	7/29/04	*	*

4

Schedule 4.2(b)

Third Quarter Corporate Reporting Data

See Third Quarter Corporate Reporting Data worksheet within Excel document attached hereto

1

Schedule 4.2(b) Third Quarter Corporate Reporting Data

CDR Submissions/ Data requirements [Closing the Books]

C
				Equity/	Equity/
				Cost —	Cost —
				Penske	SES
		Est. Due		Model —	Model —
Schedule Name(s)	Description (Contents)	date	Cons	(A)	(B)

TRSY interest allocation		9/10/04	•	•
MF System closes		9/11/04	•	•
MTM to Biz on Livelink		9/20/04	•	•
TRSY interest allocation to DPL — IA on Internet		9/20/04	•	•
Corporate freight in DPL		9/20/04	•
CTA Avaliable on Internet		9/20/04	•	•
APL File in DPL		9/20/04	•	•
Payroll in DPL		9/20/04	•
IBS billing cut-off		9/20/04	•
CBSI Payroll to DPL		9/20/04	•
A/P to DPL		9/21/04	•
CDR AU/MU Affiliate Rec		9/24/04	•	•
MTM Hedge entries via e-mail		9/24/04	•	•
CDR AU/MU Affiliate Rec		9/24/04	•	•
CDR AU/MU Affiliate Rec		9/24/04	•	•
Fixed Assets to DPL		9/24/04	•
IBS in DPL		9/24/04	•
CDR AU/MU Affiliate Rec		9/25/04	•	•
CDR AU/MU Affiliate Rec		9/25/04	•	•
ATOM Smart Filter — CMS		9/25/04	•	•
CDR AU/MU Affiliate Rec		9/26/04	•	•
CDR AU/MU Affiliate Rec		9/26/04	•	•
CDR AU/MU Affiliate Rec		9/26/04	•	•
All AU files —11:59 p.m.		9/28/04	•	•
CDR AU/MU Affiliate Rec		9/28/04	•	•
CDR AU/MU Affiliate Rec		9/28/04	•	•
CDR AU/MU Affiliate Rec		9/28/04	•	•
Net Income to GE		9/30/04	•	•
Full Trial Balance to GE		10/1/04	•	•
TRSY Country rick sub account/current account rec due		10/8/04	•	•

(A) If Genworth is similar to Penske I.e it’s own BSLA rolling up to the segment ( Penske rolls to EM), then the “4” for equity and cost would be required.

(B) If Genworth is simlilar to SES i.e. an entry booked each month/ quarter by an operating unit (SES entry made by SFG in their own BSLA) then the “4” for equity and cost columns would NOT be required, however, the necessary financial information to continue to account for the equity/ cost investment would be required.

(C) After prior consultation with Genworth, not less than 60 days prior to the date on which the investment in Genworth is first reported using the equity method, GE will advise Genworth whether to follow the Penske Model or the SES Model. Thereafter and so long as the investment in Genworth is reported using the equity method, at the request of either party to be made by such party no more frequently than once every 6 months, Genworth and GE will work together in good faith to address requested modifications of the reporting under the equity method.

2

Schedule 4.2(b) Third Quarter Corporate Reporting Data - continued

Est. Due
Schedule Name(s)	Description (Contents)	date	Cons	Equity	Cost

WRI Geographic Summary	Confirmation of numeric data via e-mail	10/1/04	•	•
FAS 133 template		10/1/04	•
Acquisition/ Disposition Information	Revenue and NI (Excel)	10/3/04	•
Acquisition / Disposition Tracker	Acquisitions and Dispositions Closed in the Quarter (Excel)	10/3/04	•
Acquisition / Disposition Webtool	Acquisition and Disposition Tracker (Webtool)	10/3/04	•
DR— Cashflow (DBCFGECC/ GECS)		10/3/04	•
Balance Sheet and P&L (Note)	Spreadsheet / Presentation Format	D	D	•	•
Key Drivers Analysis / Discussion (Note)		D	D	•
DR4MGOP (FP&A)	Volume / Write Offs / Equity / Non-Earnings	10/3/04	•
DR4FX (FP&A)	FX Revenue and NI (Excel)	10/3/04	•
DR140 (FP&A)	Gains DR	10/3/04	•
WRI Non Earning (FP&A)	Non Earning > $3MM	10/3/04	•
WRI Comments	WRI — Gains, Other One-Offs, Other Tax	10/3/04	•
Unusual / Non-Recurring Items >$10MM	E-mail Submission	10/3/04	•
DR107BL	Non Earning	10/4/04	•
WRI Cash Flow		10/4/04	•
DR 106	Financing Receivables	10/5/04	•
DR 171	Intangible Assets	10/5/04	•
WRI Non Earning (DR107BL)	Non Earning; WRI Non Earning (DR107BL) — Variance Commentary	10/5/04	•
WRI AFL	WRI Allowance for Losses — Variance Commentary	10/5/04	•
WRI FAS 115 Rec (DR 115 Rec)	WRI FAS 115 Gains/losses Reconciliation —Variance Commentary	10/5/04	•
WRI Financing Receivables (DR 106)	WRI Financing Receivables (DR106) including roll forward for loans and leases — Variance Commentary	10/5/04	•
WRI Intangible Assets (DR 171)	WRI Intangible Assets (DR171) — Variance Commentary	10/5/04	•
WRI Invest Sec. RollForward (DR 109 ULA)	Roll Forward-Variance Commentary and ULA security Listing	10/5/04	•
DR — Earned Income	EIA	10/5/04	•
WRI — Earned Income	EIA	10/5/04	•
WRI Geographic Summary	Variance Commentary for all line items on a QTD basis	10/5/04	•	•
DR115REC	FAS115 Reconciliation	10/5/04	•
DR019ULA	Unrealized Loss Aging	10/5/04	•
DR103	Insurance Liabilities, Reserves and Annuity Benefits— Component Details	10/5/04	•
•

(D) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(D) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

3

Schedule 4.2(b) Third Quarter Corporate Reporting Data - continued

Est. Due
Schedule Name(s)	Description (Contents)	date	Cons	Equity	Cost
WRI MD&A Balance Sheet Analysis	Variance Commentary for Balance Sheet	10/11/04	•
WRI MD&A P&L Analysis	Variance Commentary for Income Statement — P&L	10/12/04	•
WRI Investment Sec. Realized Gains / Losses (DR 019 AS 3.2)	WRI Realized Gains/Losses —Variance Commentary and Impairment Listing	10/30/04	•
WRI Insurance Liabilities Reserve	WRI Business Details — Variance Commentary	10/30/04	•
DR106CM	Financing Receivables — Contractual Maturities	10/30/04	•
DR106FL	Financing Receivables — Financing Leases	10/30/04	•
WRI — Insurance Premiums	WRI— Insurance Premiums	10/30/04	•
WRI — Inv. Sec. Component Detail	WRI Component details of Investment Securities Variance Commentary	10/30/04	•
WRI Financing Leases	WRI Financing Leases (DR106FL) —Variance Commentary.	10/30/04	•
WRI Insurance Receivables	Variance Commentary	10/30/04	•
WRI Invest Sec business detail	WRI— Business Details — Variance Commentary	10/30/04	•
WRI — Component Detail— Insurance Liabilities (DR 103)	WRI— Component Detail of Insurance Liabilties, Reserves and Annuity Benefits — Variance Commentary	10/30/04	•
WRI — Financial Guarantees and Credit Life (DR 103)	WRI— Financial Guarantees and Credit Life — Variance Commentary	10/30/04	•
WRI — Insurance Losses	WRI— Insurance Losses — Variance Commentary	10/30/04	•
WRI — Unpaid Claims Rollforward (DR 103)	WRI — Insurance Reserves; Unpaid Claims and Claim Adjustment Expenses — Variance Commentary	10/30/04	•
WRI Financing Rec. Contractual Maturities (DR 106)	WRI Financing Receivables —Contractual maturities (DR106CM) —Variance Commentary.	10/30/04	•
WRI Invest. Sec Contractual Maturities (DR 019 AS 3_	WRI Contractual Maturities Debt Securities — Variance Commentary	10/30/04	•
DR019AS3	Contractual Maturities — Investment Securities Assets 3	10/30/04	•
DR103

Insurance Liabilities, Reserves and Annuity Benefits—:1) Average yield used in Computation of future benefits 2)Roll Forward— Unpaid claims/claim adjustment expenses 3) Financial Guarantees and credit life risk 4) Property and casualty operations

		10/30/04	•
DR019AS3.2	Roll Forward — Investment Securities Assets 3.2	10/30/04	•
WRI — ELTO / PP&E (DR180)	PPE & ELTO (DR180) — Variance Commentary	11/15/04	•
DR — Accounts Payable (DR 307)	A/P	11/15/04	•
DR — Other Liabilities (DR XXX)	OTL	11/15/04	•
DR180	ELTO & PP&E	11/15/04	•
WRI — Accounts Payable (DR 307)	A/P	11/15/04	•
WRI — Other Liabilities	OTL	11/15/04	•
DR — Non-Cancelable Leases	NCL	11/15/04	•
DR — Op & Admin	OPA	11/15/04	•
DR — Other Receivables	OTR	11/15/04	•
DR113	Other Assets	11/15/04	•	•
WRI — Non-Cancelable Leases	NCL	11/15/04	•
WRI — Op & Admin	OPA	11/15/04	•
WRI — Other Receivables	OTR	11/15/04	•
DR030FI	Financial Instruments	11/15/04	•
WRI — Other Assets (DR 113)	WRI Other Assets (DR113) including roll forward for Associated Companies and Real Estate — Variance Commentary	11/15/04	•	•
WRI — Financial Instruments (DR030FI)	WRI Financial Instruments (DR 030FI) — Variance Commentary	11/15/04	•
Schedule 4.2(b) Third Quarter Corporate Reporting Data — continued

WRI — Resticted Net Assets (DR 119RNA)	WRI— Restricted Net Assets	11/15/04	•
DR119RNA	Net Restricted Assets	11/15/04	•

NOTE Ongoing P&L and Balance Sheet and Key Drivers Comments Required Under Equity Method and Cost Method for Operational Management Oversight Purposes, In For Purposes of GE Bookkeeping

4

Schedule 4.2(b) Third Quarter Corporate Reporting Data - continued

MD&A and 10Q

Est. Due
Schedule Name(s)	Description (Contents)	date	Cons	Equity	Cost

Draft 1 Circulated		10/12/04	•
Comments on Draft 1		10/15/04	•
Draft 2		10/15/04	•
Draft 1 of Genworth 10Q to GE		10/19/04	•	•
Business CEOs and CFOs SOX sign-off		10/19/04	•
Comments on Draft 2		10/19/04	•
Draft 3		10/19/04	•
Disclosure Committee 10-Q Review Meeting		10/21/04	•
Comments on Draft 3		10/21/04	•
Draft 4		10/21/04	•
KSS Review		10/22/04	•
Comments on Draft 4		10/22/04	•
Draft 5		10/22/04	•
Draft 2 of Genworth 10Q to GE		10/23/04	•	•
Audit Committee Meeting		10/24/04	•
Final Genworth 10Q to GE		10/29/04	•	•

5

Schedule 4.3

FP&A Reports

See FP&A Report worksheets in Excel document attached hereto

1

Schedule 4.3 FP&A Reports (SII)

			Equity	Cost —
Schedule Name(s)	Description (Contents)	Cons	(A)	(B)
DR70PGEC — Business/Operating Level	P&L and Balance Sheet Details for the Estimate	•
	Total Assets, Gross Revenues, IBIT, Provision for Taxes,	•
Business Share Allocation, Earnings Unconsolidated Affiliates, Extraordinary Gains/Losses, Net Income, Total Write-offs, Securitization (NI, Pre Tax Income, Assets)
Estimated P&L and Balance Sheet	Replaces DR’s when in Equity Method; will use estimate in order to forecast income associated with the equity investment		•
Acquisition and Disposition Data	Revenue and NI from Acquisitions/Dispositions (Excel Template)	•
FIN46 SPE Data	Assets and P&L Estimates relating to FIN46 (Excel Template)	•
Variance Analysis Comments & Key Drivers and Net Income Walk Analysis	WRI / Excel	•	•
Rooftop Spending; Rooftop Savings	Excel Template	•
Notes:
Estimated Due Date:	Session II is Generally Due Mid — October

(A) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(B) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

2

Schedule 4.3 FP&A Reports (SRO)

			Equity	Cost —
Schedule Name(s)	Description (Contents)	Cons	(A)	(B)
DR95GECS	P&L and Balance Sheet Details for the Estimate	•
	Total Assets, Gross Revenues, IBIT, Provision for Taxes,	•
Business Share Allocation, Earnings Unconsolidated Affiliates, Extraordinary Gains/Losses, Net Income, Total Write-offs, Securitization (Net Income, Pre Tax Income, Assets)

Estimated P&L and Balance Sheet	Replaces DR’s when in Equity Method; will use estimate in order to forecast income associated with the equity investment		•
Acquisition and Disposition Estimate	Revenue and NI from Acquisitions/Dispositions (Excel Template)	•
WRI Risks and Opportunities	WRI Comments of Risks and Opportunities	•
NI Variance Analysis Comments	Consolidated: WRI Comments for NI Variance Elements; Equity Method: Spreadsheet Comments	•	•
Key Assumptions Comments	Consolidated: WRI Comments for NI Variance Elements; Equity Method: Spreadsheet Comments	•	•
FIN46 SPE Data	Assets and P&L Estimates relating to FIN46 (Excel Template)	•
Notes:
Estimated Due Date:	SRO estimates take place 5 times each year; Estimated timeframes are Late February, Late May, Late August, Mid October and Mid November
NI Variance Analysis and Key Assumptions	Under equity method these will not be completed in WRI, but we will need to see the key drivers analysis to accompany the estimate

(A) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(B) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

3

Schedule 4.3 FP&A Reports (S1)

FP&A - Data requirements for Session I

			Equity	Cost —
Schedule Name(s)	Description (Contents)	Cons	(A)	(B)
DR70LGEC — Business/Operating Level	P&L and Balance Sheet Details for the Estimate	•
	Total Assets, Gross Revenues, IBIT, Provision for Taxes,	•
Business Share Allocation, Earnings Unconsolidated Affiliates, Extraordinary Gains/Losses, Net Income, Total Write-offs, Securitization (NI, Pre Tax Income, Assets)
Estimated P&L and Balance Sheet	Replaces DR’s when in Equity Method; will use estimate in order to forecast income associated with the equity investment		•
Acquisition and Disposition Data	Revenue and NI from Acquisitions/Dispositions (Excel Template)	•
FIN46 SPE Data	Assets and P&L Estimates relating to FIN46 (Excel Template)	•
Variance Analysis Comments & Key Drivers and Net Income Walk Analysis	WRI / Excel	•	•
Notes:
Estimated Due Date:	Session I is Generally Due during Late 2Q/Early 3Q

(A) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(B) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

4

Schedule 4.3 FP&A Reports (Op Plan)

FP&A — Data requirements for Op Plan

			Equity	Cost —
Schedule Name(s)	Description (Contents)	Cons	(A)	(B) (C)
DR70PGEC — Business/Operating Level	P&L and Balance Sheet Details for the Estimate	•
	Total Assets, Gross Revenues, IBIT, Provision for Taxes,	•
Business Share Allocation, Earnings Unconsolidated Affiliates, Extraordinary Gains/Losses, Net Income, Total Write-offs, Securitization (NI, Pre Tax Income, Assets)
Estimated P&L and Balance Sheet	Replaces DR’s when in Equity Method; will use estimate in order to forecast income associated with the equity investment		•	•
Acquisition and Disposition Data	Revenue and NI from Acquisitions/Dispositions (Excel Template)	•
FIN46 SPE Data	Assets and P&L Estimates relating to FIN46 (Excel Template)	•
Variance Analysis Comments & Key Drivers	WRI / Excel	•	•
and Net Income Walk Analysis
Notes:
Estimated Due Date:	Op Plan is Generally Due the Thrird Week in January

(A) - Under Equity Method the P&L, Balance Sheet, and Key Drivers will be due per the GE timeline as provided in the quarterly instructions.

(B) - Under Cost Method the P&L, Balance Sheet, and Key Drivers will be due per the Genworth quarterly SEC filing timelines.

(C) - Applicable as long as GE owns at least 5% of Genworth common stock.

5

Schedule 4.8

Monthly Financial Information

See Monthly Financial Information worksheet within Excel document attached hereto

1

Schedule 4.8

FP&A Reports

(Monthly)

GE Capital Services

Data Parking Lot (DPL)/Corporate Data Repository (CDR)

2004 Monthly/Quarterly Closing - File Submission Due Dates

GE Capital Services Monthly Close is the last Fiscal Saturday,

Not the Last Sunday as on the GE Fiscal Calendar

Reminder, the dates below may be superceded by the Quarterly Closing Instructions

Month		AU	MU	MO	MF	AL	ML
January		N/A	Feb 5 by 11:59 PM	Feb 6 by 11:59 PM	Feb 6 by 11:59 PM	N/A	Feb 6 by 11:59 PM

February		N/A	Mar 4 by 11:59 PM	Mar 5 by 11:59 PM	Mar 5 by 11:59 PM	N/A	Mar 5 by 11:59 PM

March	a	Mar 30 by 11:59 PM	Mar. 28 by 11:59 PM	Apr 2 by 11:59 PM	Apr 2 by 11:59 PM	Apr 2 by 11:59 PM	N/A
	b	Mar 31 by Noon	Mar. 28 by 11:59 PM	Apr 2 by 11:59 PM	Apr 2 by 11:59 PM	Apr 2 by 11:59 PM	N/A

April		N/A	May 6 by 11:59 PM	May 7 by 11:59 PM	May 7 by 11:59 PM	N/A	May 7 by 11:59 PM

May		N/A	Jun 3 by 11:59 PM	Jun 4 by 11:59 PM	Jun 4 by 11:59 PM	N/A	Jun 4 by 11:59 PM

June	a	June 29 by 11:59 PM	June 27 by 11:59 PM	Jul 2 by 11:59 PM	Jul 2 by 11:59 PM	Jul 2 by 11:59 PM	N/A
	b	June 30 by Noon	June 27 by 11:59 PM	Jul 2 by 11:59 PM	Jul 2 by 11:59 PM	Jul 2 by 11:59 PM	N/A

July		N/A	Aug 5 by 11:59 PM	Aug 6 by 11:59 PM	Aug 6 by 11:59 PM	N/A	Aug 6 by 11:59 PM

August		N/A	Sep 2 by 11:59 PM	Sep 3 by 11:59 PM	Sep 3 by 11:59 PM	N/A	Sep 3 by 11:59 PM

September	a	Sep 28 by 11:59 PM	Sep 26 by 11:59 PM	Oct 1 by 11:59 PM	Oct 1 by 11:59 PM	Oct 1 by 11:59 PM	N/A
	b	Sept 29 by Noon	Sep 26 by 11:59 PM	Oct 1 by 11:59 PM	Oct 1 by 11:59 PM	Oct 1 by 11:59 PM	N/A

October		N/A	Nov 4 by 11:59 PM	Nov 5 by 11:59 PM	Nov 5 by 11:59 PM	N/A	Nov 5 by 11:59 PM

November		N/A	Dec 2 by 11:59 PM	Dec 3 by 11:59 PM	Dec 3 by 11:59 PM	N/A	Dec 3 by 11:59 PM

December		Jan 5 by 6:00 PM	Jan 1 by 11:59 PM	Jan 7 by 8:00 AM	Jan 7 by 8:00 AM	Jan 7 by 8:00 AM	N/A

a - Non 3 day close businesses				b - 3 day close businesses

2

Schedule 5.2(d)

Transaction Documents – Genworth Indemnification

Asset Management Services Agreement

Derivative Management Services Agreement

Mortgage Services Agreement

Outsourcing Services Separation Agreement

Registration Rights Agreement

Tax Matters Agreement

Transition Services Agreement

Long-Term Care Retrocession Agreements

Structured Settlement Annuity Reinsurance Agreements

Variable Annuity Reinsurance Agreements

Medicare Supplement Reinsurance Agreement

European Transition Services Agreement

International Tax Matters Agreements

French Transfer Agreement

Investment Management Agreements

Trust Agreements

Capital Maintenance Agreement

Business Services Agreement

UFLIC ESG Services Agreement

JLIC Recapture Agreement

UFLIC Agreements

1

Schedule 5.3(c)

Transaction Documents – GE Indemnification

Asset Management Services Agreement

Derivative Management Services Agreement

Mortgage Services Agreement

Outsourcing Services Separation Agreement

Registration Rights Agreement

Tax Matters Agreement

Transition Services Agreement

Long-Term Care Retrocession Agreements

Structured Settlement Annuity Reinsurance Agreements

Variable Annuity Reinsurance Agreements

Medicare Supplement Reinsurance Agreement

European Transition Services Agreement

International Tax Matters Agreements

French Transfer Agreement

Investment Management Agreements

Trust Agreements

Capital Maintenance Agreement

Business Services Agreement

UFLIC ESG Services Agreement

JLIC Recapture Agreement

UFLIC Agreements

1

Schedule 5.4

IPO Registration Statement

•                  The last 3 sentences of the 5th paragraph under “Prospectus Summary—Formation of Genworth Financial, Inc.”

•                  The 2nd, 3rd, 4th and 5th sentences under “Risk Factors—Risks Relating to Our Separation from GE — GE has significant control over us and may not always exercise its control in a way that benefits our public stockholders.”

•                  The 2nd paragraph under “Risk Factors— Risks Relating to this Offering—Future sales of a substantial number of shares of our common stock may depress the price of our shares.”

•                  The last 2 sentences of the 4th paragraph under “Corporate Reorganization—Our History”

•                  The last 3 sentences of the 5th paragraph under “Corporate Reorganization—Formation of Genworth Financial, Inc.”

•                  The 2nd paragraph under “Ownership of Common Stock.”

•                  The 2nd paragraph (except the 1st sentence) under “Shares Eligible for Future Sale — Sale of Restricted Shares.”

Equity Units Registration Statement

•                  The last 3 sentences of the 5th paragraph under “Prospectus Summary—Formation of Genworth Financial, Inc.”

•                  The 2nd, 3rd, 4th and 5th sentences under “Risk Factors—Risks Relating to Our Separation from GE — GE has significant control over us and may not always exercise its control in a way that benefits our public stockholders.”

•                  The 2nd paragraph under “Risk Factors— Risks Relating to the Equity Units—The trading prices for the Corporate Units and Treasury Units will be directly affected by the trading prices of our Class A Common Stock—Future sales of a substantial number of shares of our common stock may depress the price of our shares.”

•                  The last 2 sentences of the 4th paragraph under “Corporate Reorganization—Our History”

•                  The last 3 sentences of the 5th paragraph under “Corporate Reorganization—Formation of Genworth Financial, Inc.”

•                  The 2nd paragraph under “Ownership of Common Stock.”

•                  The 2nd paragraph (except the 1st sentence) under “Shares Eligible for Future Sale — Sale of Restricted Shares.”

Series A Preferred Stock Registration Statement

•                  The last 3 sentences of the 5th paragraph under “Prospectus Summary—Formation of Genworth Financial, Inc.”

•                  The 2nd, 3rd, 4th and 5th sentences under “Risk Factors—Risks Relating to Our Separation from GE — GE has significant control over us and may not always exercise its control in a way that benefits our public stockholders.”

•                  The last 2 sentences of the 4th paragraph under “Corporate Reorganization—Our History”

1

•                  The last 3 sentences of the 5th paragraph under “Corporate Reorganization—Formation of Genworth Financial, Inc.”

•                  The 2nd paragraph under “Ownership of Common Stock.”

•                  The 2nd paragraph (except the 1st sentence) under “Shares Eligible for Future Sale — Sale of Restricted Shares.”

2

Schedule 6.3

Insurance Coverage

General Electric Company
Global Insurance Programs
Property / Casualty

See worksheet attached entitled Blue Ridge 2004 Insurance Schedule

1

Schedule 6.3

GENERAL ELECTRIC COMPANY

2004 Schedule of Insurance

UPDATED AS OF April 15, 2004

Type of Insurance		Underwriter	Renewal Date	2004 Premium Allocation
A. LIABILITY

1	Aircraft Liability	Global Aerospace	9/16/2004	$—

2	Automobile Liability - U.S.	Electric Insurance Co.	1/1/2005	$100,500

3	General Liability - U.S.	Electric Insurance Co.	1/1/2005	$2,901,900

4	Auto/General Liability - Foreign Master (DIC/DIL)	ACE American Ins. Co. (reinsured 100% to Electric)	12/1/2004	$585,400

5	Employer’s Liability - U.S.	Electric Insurance Co.	1/1/2005	incl. under A.4

6	Employer’s Liability - Foreign Master	ACE American Ins. Co. (reinsured 100% to Electric)	12/1/2004	incl. under A.4

7	Excess Liability (Occurrence Coverage) (including coverages under 2 - 6 above)	Electric Insurance Co.	12/1/2004	incl. under A.3

8	Excess Liability (Occurrence Coverage) (including coverages under 2 - 7 above)	Munich-American (Am. Alternative)	12/1/2004	incl. under A.3

9	Excess Liability (Occurrence Coverage) (including coverages under 2 - 8 above)	National Union Fire Insurance Co. of Pittsburgh, PA (lead)	12/1/2004	incl. under A.3

10	Excess Liability (Occurrence Reported Covg) (including coverages under 2 - 9 above)	Various	12/1/2004	incl. under A.3

2

Type of Insurance		Underwriter	Renewal Date	2004 Premium Allocation

B. COMBINED SPECIALTY INSURANCE PROGRAM				$4,338,500
1	Errors & Omissions (including Multimedia and Mortgage Operations Liability)
2	Broad-Form Crime (including Fidelity)
3	Employment Practices
4	Fiduciary Liability

	Layer 1 (a)	Self-Insured Retention	N/A
	Layer 1 (b)	ACE-“fronted” policy only	6/11/2004
	Layer 2	Max Re	6/11/2005

5	Directors & Officers of GE

a. Individuals (Non-indemnifiable)

	Layer 1	ACE/XL/Munich	6/11/2004

b. Company Reimbursement

	Layer 1	Self-Insured Retention	N/A
	Layer 2	Max Re	6/11/2005

C. GLOBAL PROPERTY, including:				$1,082,600
1	Property Damage	ACE Insurance Co. & Others	9/1/2004

2	Business Interruption	ACE Insurance Co. & Others	9/1/2004

3	Earthquake/Flood	ACE Insurance Co. & Others	9/1/2004

4	Transportation	ACE Insurance Co. & Others	9/1/2004

3

Type of Insurance		Underwriter	Renewal Date	2004 Premium Allocation

D. OTHER

1	Transportation-Employee Moves	Electric Insurance Co.	1/1/2005	$—

2	Environmental Impairment Expense	ELM Insurance Co. (Electric)	1/1/2005	$—

3	Workers’ Compensation	Electric Insurance Co.	1/1/2005	$1,350,000 *

*Note that this program is billed based on actual claims paid during the calendar year, per agreement between Corp. Healthcare, Corp. Insurance, and GE businesses in 2001.  Allocation amount provided is only an estimate.

4	Excess Workers’ Compensation			$—
	OH only, excess of self-insurance	Electric Insurance Co.	1/1/2005
	OH only, excess of self-insurance	Electric Insurance Co.	1/1/2005

5	Surety program (bonds issued as requested)	Various	n/a	$98,200

note: Ohio businesses covered under one of the policies above, based on deductible choice

4

Schedule 6.5(b)

All contracts and agreements listed in the GE restrictive covenant database.

1

Schedule 6.10

Continuation of Certain Arrangements

•                  At Genworth’s request, General Electric Capital Services, Inc. shall use commercially reasonable terms to renew the Credit Derivative Transaction entered into with Deutsche Bank AG London Branch dated as of March 13, 2002 relating to Brookfield Life Assurance Company’s USD 400,000,000 Floating Rate Note Program Series 2002-A-1 for a minimum of three additional five year periods on terms and conditions that are substantially similar to the expiring terms.

•                  GE Capital International Holdings Corporation’s continuing obligations (relating to discussions with tax authorities and general document access) under the Project Talon acquisition agreement (pursuant to which Barclays Bank PLC’s Guernsey captive mortgage insurer was acquired - since renamed GE Mortgage Insurance (Guernsey) Limited)

•                  GEMICO US Undertaking Agreement between GECC and International Business Machine Corporation dated August 3, 1999 (IBM will upon notice make available to the Superintendent of Financial Institution of Canada for inspection at the Facilities all data or information being processed or maintained by it in respect of the daily insurance operation of GE Capital Mortgage Insurance Company (Canada))

1

Schedule 6.12(b)(i)(B)

Business Activities

•                  Acquiring any mortgage loan portfolio from a third party, extending loans to customers without regard to the ratio of the principal amount of the loan to the value of the property against which it is secured or where the loan is secured by a second or subsequent mortgage.

•                  Providing a guarantee (or similar arrangement) in respect of any mortgage securities or mortgage loan portfolios that are sold to a third party (i) by GE or any Affiliate of GE, or (ii) by another third party that purchased such securities or loans from GE or any Affiliate of GE.

•                  Private label long-term care insurance services (e.g., business of ERC Long Term Care Solutions, Inc.)

•                  Private label and turnkey services for primary insurers (including product development, administration and reinsurance)

•                  Life insurance and similar products marketed or underwritten by the PMG business (e.g., “Instant Issue Life Insurance, Juvenile Life, Whole Life), including burial policies.

•                  Commercial auto insurance

1

Schedule 6.15

GE Policies

Communications/IR

Covered by Master Agreement

EHS

Covered by GE Integrity Policy – See below under Legal/Compliance

Facilities

Real Estate Services Operation (RESO) Process Documentation (Operational Processes)

Finance/Accounting

GEFA Travel and Living Policy

Governance

Covered by Master Agreement and Genworth Charter and Bylaws

HR

•                  Existing local Genworth programs, practices and policies pursuant to the Employee Matters Agreement and as amended from time to time consistent with the Employee Matters Agreement

•                  Employee Relations Bulletins (e.g., absence payments, emergency aid, Continuity of Service Rules, etc.)

•                  Employment Data Protection Standards

•                  Contingent Worker Standards and Guidelines

•                  Immigration and Cross Border Mobility Practices

•                  GEFA Pre-hire/Sourcing Background Checking

•                  Employee Innovation and Propriety Information Protocol

•                  ADR Process (DRP or Resolve)

IP

Interim Identity Guidelines (until such time as Exhibit B (Standards and Guidelines) to the Transitional Trademark License Agreement is completed and attached to the Transitional Trademark License Agreement)

Legal/Compliance

•                  The policies summarized in the compliance guide entitled “Integrity: the Spirit and Letter of Our Commitment,” the full text of which are published in their entirety on the website integrity.ge.com and any subsequent amendments or revisions thereto (Collectively “the Spirit and Letter Policies”)

•                  The implementing procedures for the Spirit and Letter Policies

•                  The compliance program requirements contained in the publication entitled “Compliance and Integrity:  A Guide for Leaders”

•                  The Security and Crisis Management Policy published at Integrity.ge.com

1

•                  The Document Management Procedures published at Integrity.ge.com

•                  Those Management Procedures published at Integrity.ge.com that are deemed by the GE Policy Compliance Review Board or its designee to apply to the operations of Genworth

•                  The requirements for reporting significant litigation quarterly and annually and trials as required by the Senior Counsel for Litigation and Legal Policy

•                  Any compliance requirements established by the GE Policy Compliance Review Board

•                  Procedures for reporting potential conflicts of interest, including the requirements for periodic surveys of employees to detect potential conficts of interest

•                  Requirements for the monitoring of securities transactions by transaction restricted employees

•                  Procedures governing the reporting of concerns by lawyers - in accordance with Section 307 of the Sarbanes-Oxley Act

•                  Procedures for reporting concerns to the Board of Directors  — in accordance with Section 301 of the Sarbanes-Oxley Act and the listing requirements of the New York Stock Exchange

•                  Amended or forthcoming versions of all of these policies/procedures

•                  The Genworth PAC will coordinate all solicitation and disbursement activities with the GEPAC Administrator or the Secretary of GEPAC, and ensure that it complies with aggregate disbursement limits set by Federal Election Commission rules and campaign finance statutes.

•                  With respect to solicitation activities in 2004 (or any year in which an employee may have contributed to GEPAC directly or through payroll deduction), GenworthPAC and GEPAC must ensure that payroll and check contributions do not in combination exceed individual PAC contribution limits (currently $5,000 per year.)

•                  With respect to disbursements, GenworthPAC must submit contribution requests to the GEPAC Administrator to determine the remaining amount which may be contributed, and determine which entity among the affiliated PACs will make the contribution.  GenworthPAC limits are subject to the full 6 year cycle of US Senate races and the 2 year cycle for House races.

Risk

Policy 5.0 approval authorities for new business

Policy 6.0 for portfolio/product management processes

Sourcing/IT

Corporate Security Policy

Corporate Data Privacy Policy

IT Policies related to maintaining adequate disclosure controls under the Sarbanes-Oxley Act

Tax

Covered by Tax Matters Agreements and International Tax Matters Agreements

Treasury

Match Funding Policy

Debt and Credit Support Obligations Policy

2

Cash Management Policies:  Paper Remittance and Disbursements Policy; Overnight Investment/Borrowing Policy; Electronic Funds Transfers Policy; Obtaining and Maintaining Policy; Opening, Closing and Amending Bank Accounts Policy; provided, however, that such policies shall apply only so long as Genworth receives each management service

Capital Investments Policy (covered by GE Policy Info 30.6)

Foreign Exchange Policy; provided, however, that such policies shall apply only so long as Genworth receives foreign exchange services

Commodity Hedging policy

Anti-Money Laundering Policy

Derivatives Policy

OFAC Policy

Compliance Policies Relating to Negative Pledge Covenant and Other Covenants in Debt Documentation

3

Schedule 7.1

Transaction Documents – Dispute Resolution

Asset Management Services Agreement

Derivatives Management Services Agreement

Liability and Portfolio Management Agreement

Mortgage Services Agreement

Outsourcing Services Separation Agreement

Tax Matters Agreement

Long-Term Care Retrocession Agreements

Structured Settlement Annuity Reinsurance Agreements

Variable Annuity Reinsurance Agreements

Medicare Supplement Reinsurance Agreement

Business Services Agreement

Investment Management Agreements

Transitional Trademark Licensing Agreement

FACL Reinsurance Agreement

FICL Reinsurance Agreement

International Tax Matters Agreements

European Transition Services Agreement

Form of Liability and Portfolio Asset Management Agreements

French Reinsurance Agreement

UK Transfer Plan

Pre-Closing Transfer Documents

1

UFLIC ESG Services Agreement

Administrative Services Agreement included in the UFLIC Agreements

Trust Agreements but only with respect to disputes, controversies or claims with The Bank of New York

JLIC Recapture Agreement

2